UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta 270 Park Avenue New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2011 through December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2011 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S.-based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and -10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO — Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

The reporting period began amid uncertainty surrounding global economic growth, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but U.S. small-cap stocks, as measured by the Russell 2000 Index, still finished the six months ended December 31, 2011 with a 9.77% loss.

U.S. small-cap growth stocks underperformed U.S. small-cap value stocks, as the Russell 2000 Growth Index returned -10.59% versus the -8.94% return for the Russell 2000 Value Index during the six months ended December 31, 2011.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(11.39)%
Russell 2000 Growth Index	(10.59)%

Net Assets as of 12/31/2011 (In Thousands)	$331,143

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and financial services sectors detracted from relative performance, while the Fund’s stock selection in the materials and processing and technology sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in RealD, Inc., Imris, Inc. and ReachLocal, Inc. Shares of 3-D technology licensor provider RealD, Inc. declined due to the company’s disappointing earnings and concerns about the future of 3-D film demand. Shares of Imris, Inc. declined after the medical-imaging technology company reported a higher-than-expected third-quarter loss. Shares of ReachLocal, Inc., which offers online marketing and reporting solutions, declined due to the company’s disappointing third-quarter earnings.

Individual contributors to relative performance included the Fund’s positions in Mistras Group, Inc., Healthspring, Inc. and Oxford Industries, Inc. Shares of Mistras Group, Inc. gained after the software and programming company reported strong fiscal 2011 fourth-quarter earnings. Shares of insurance company Healthspring, Inc. increased after the announcement that Cigna Corporation, Inc. would acquire the company. Shares of apparel retailer Oxford Industries, Inc. benefited from consistently strong earnings during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the energy sector and the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HEICO Corp.	1.6%
2.	Acuity Brands, Inc.	1.6
3.	Dril-Quip, Inc.	1.5
4.	Middleby Corp.	1.5
5.	Omnicell, Inc.	1.4
6.	Taleo Corp., Class A	1.4
7.	Wabtec Corp.	1.4
8.	Rush Enterprises, Inc., Class A	1.4
9.	Vera Bradley, Inc.	1.4
10.	Liz Claiborne, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.3%
Health Care	20.7
Industrials	19.6
Consumer Discretionary	18.2
Energy	7.5
Financials	7.1
Consumer Staples	1.1
Others (each less than 1.0%)	1.6
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		(11.39)%	(3.87)%	0.80%	4.01%
With Sales Charge**		(16.04)	(8.91)	(0.28)	3.45
CLASS B SHARES	5/19/97
Without CDSC		(11.65)	(4.33)	0.22	3.51
With CDSC***		(16.65)	(9.33)	(0.18)	3.51
CLASS C SHARES	1/7/98
Without CDSC		(11.62)	(4.33)	0.22	3.40
With CDSC****		(12.62)	(5.33)	0.22	3.40
SELECT CLASS SHARES	4/5/99	(11.22)	(3.56)	1.19	4.42

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(11.74)%
Russell 2000 Index	(9.77)%

Net Assets as of 12/31/2011 (In Thousands)	$380,730

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the health services and systems and industrial cyclical sectors detracted from relative performance, while the Fund’s stock selection in the pharmaceutical and retail sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in GT Advanced Technologies, Inc., Five Star Quality Care, Inc. and Gentiva Health Services, Inc. Shares of GT Advanced Technologies, Inc., a provider of semiconductors to the solar industry, declined after the company lowered its full-year earnings guidance. Shares of Five Star Quality Care, Inc., an operator of senior living communities, declined due to potential skilled nursing rate cuts and concerns that the company’s secondary offering would dilute the value of the stock. Shares of Gentiva Health Services, Inc., a provider of home health services, declined on investors’ concerns about covenant compliance due to a heavy debt load and potential cuts to home health services as part of federal deficit reduction discussions.

Individual contributors to relative performance included the Portfolio’s positions in Triumph Group, Inc., Healthspring, Inc. and Oxford Industries, Inc. Shares of Triumph Group, Inc. benefited from the aerospace and defense company’s strong sales and earnings growth. Shares of insurance company Healthspring, Inc. increased after the announcement that Cigna Corporation, Inc. would acquire the company. Shares of apparel retailer Oxford Industries, Inc. benefited from consistently strong earnings during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employed a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of, in their view, attractively priced stocks with strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Triumph Group, Inc.	1.2%
2.	Alaska Air Group, Inc.	1.1
3.	World Acceptance Corp.	1.1
4.	Portland General Electric Co.	1.1
5.	Omega Healthcare Investors, Inc.	1.0
6.	AmSurg Corp.	1.0
7.	JDA Software Group, Inc.	1.0
8.	Deluxe Corp.	1.0
9.	Wabtec Corp.	1.0
10.	Kulicke & Soffa Industries, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.8%
Industrials	14.9
Information Technology	14.9
Consumer Discretionary	13.1
Health Care	12.4
Energy	6.6
Materials	5.1
Utilities	3.8
Consumer Staples	3.2
Telecommunication Services	1.4
U.S. Treasury Obligation	0.4
Short-Term Investment	2.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(11.74)%	(4.58)%	14.36%	(0.70)%	4.75%

*	Not annualized.

TEN YEAR PERFORMANCE (12/31/01 - 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(5.58)%
Russell 2000 Index	(9.77)%

Net Assets as of 12/31/2011 (In Thousands)	$2,231,109

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary sector contributed to relative performance, while the Fund’s stock selection in the energy sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in SuccessFactors, Inc., ProAssurance Corp. and Papa John’s International, Inc. Shares of software and programming company SuccessFactors, Inc. increased following the announcement of its merger agreement with SAP AG, a subsidiary of SAP America, Inc. Shares of insurer ProAssurance Corp. benefited from the company’s announced installment of a quarterly dividend and its strong earnings. Shares of pizza restaurant operator Papa John’s International, Inc. gained after the company increased its expectations for 2011 earnings.

Individual detractors from relative performance included the Fund’s positions in Patterson-UTI Energy, Inc., Coventry Health Care, Inc. and Solera Holdings, Inc. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, declined after its estimates for its third-quarter revenue were lower than many investors had expected. Shares of Coventry Health Care, Inc. declined as the insurance company’s revenue was hurt by decreasing membership. Shares of Solera Holdings, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

As a result of this process, the Fund’s largest overweight versus the Benchmark during the reporting period was in the consumer discretionary sector. The Fund’s largest underweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Silgan Holdings, Inc.	2.6%
2.	Waste Connections, Inc.	2.4
3.	Jarden Corp.	2.4
4.	Coventry Health Care, Inc.	2.4
5.	Penn National Gaming, Inc.	2.2
6.	ProAssurance Corp.	2.1
7.	Aptargroup, Inc.	2.0
8.	PSS World Medical, Inc.	1.7
9.	RBC Bearings, Inc.	1.6
10.	Crown Holdings, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.8%
Consumer Discretionary	19.5
Industrials	14.6
Information Technology	9.7
Health Care	9.6
Materials	9.2
Energy	5.7
Utilities	2.9
Consumer Staples	1.3
Telecommunication Services	0.7
Short-Term Investment	4.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		(5.58)%	2.61%	5.11%	9.27%
With Sales Charge**		(10.52)	(2.77)	3.98	8.68
CLASS B SHARES	3/28/95
Without CDSC		(5.81)	2.10	4.58	8.76
With CDSC***		(10.81)	(2.90)	4.24	8.76
CLASS C SHARES	2/19/05
Without CDSC		(5.82)	2.11	4.58	8.64
With CDSC****		(6.82)	1.11	4.58	8.64
CLASS R2 SHARES	11/3/08	(5.71)	2.32	4.93	9.18
CLASS R5 SHARES	5/15/06	(5.34)	3.11	5.64	9.83
SELECT CLASS SHARES	5/7/96	(5.42)	2.92	5.42	9.70

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(11.46)%
Russell 2000 Growth Index	(10.59)%

Net Assets as of 12/31/2011 (In Thousands)	$725,733

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and financial services sectors detracted from relative performance, while the Fund’s stock selection in the materials and processing and technology sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in RealD, Inc., Imris, Inc. and ReachLocal, Inc. Shares of 3-D technology licensor provider RealD, Inc. declined due to the company’s disappointing earnings and concerns about the future of 3-D film demand. Shares of Imris, Inc. declined after the medical-imaging technology company reported a higher-than-expected third-quarter loss. Shares of ReachLocal, Inc., which offers online marketing and reporting solutions, declined due to the company’s disappointing third-quarter earnings.

Individual contributors to relative performance included the Fund’s positions in Mistras Group, Inc., Healthspring, Inc. and Oxford Industries, Inc. Shares of Mistras Group, Inc. gained after the software and programming company reported strong fiscal 2011 fourth-quarter earnings. Shares of insurance company Healthspring, Inc. increased after the announcement that Cigna Corporation, Inc. would acquire the company. Shares of apparel retailer Oxford Industries, Inc. benefited from consistently strong earnings during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the energy sector and the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HEICO Corp.	1.6%
2.	Acuity Brands, Inc.	1.6
3.	Dril-Quip, Inc.	1.5
4.	Middleby Corp.	1.5
5.	Omnicell, Inc.	1.4
6.	Taleo Corp., Class A	1.4
7.	Wabtec Corp., Class A	1.4
8.	Rush Enterprises, Inc.	1.4
9.	Vera Bradley, Inc.	1.4
10.	Liz Claiborne, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.3%
Health Care	20.7
Industrials	19.7
Consumer Discretionary	18.2
Energy	7.5
Financials	7.2
Consumer Staples	1.1
Others (each less than 1.0%)	1.6
Short-Term Investment	1.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		(11.46)%	(3.53)%	2.67%	6.01%
With Sales Charge**		(16.08)	(8.60)	1.57	5.44
CLASS B SHARES	9/12/94
Without CDSC		(11.70)	(4.05)	2.04	5.45
With CDSC***		(16.70)	(9.05)	1.66	5.45
CLASS C SHARES	11/4/97
Without CDSC		(11.69)	(4.09)	2.06	5.35
With CDSC****		(12.69)	(5.09)	2.06	5.35
CLASS R2 SHARES	11/3/08	(11.62)	(3.91)	2.40	5.33
CLASS R6 SHARES	11/30/10	(11.21)	(3.09)	3.09	6.39
INSTITUTIONAL CLASS SHARES	2/19/05	(11.22)	(3.17)	3.07	6.38
SELECT CLASS SHARES	3/26/96	(11.34)	(3.37)	2.91	6.27

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(8.48)%
Russell 2000 Value Index	(8.94)%

Net Assets as of 12/31/2011 (In Thousands)	$552,251

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer cyclical and insurance sectors contributed to relative performance, while the Fund’s stock selection in the real estate investment trusts and retail sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Harleysville Group, Inc., Conn’s, Inc. and Oxford Industries, Inc. Shares of insurance company Harleysville Group, Inc. gained after the company announced its merger with Nationwide Insurance. Shares of retailer Conn’s, Inc. increased due to the company’s expansion into new categories and better-than-expected earnings per share guidance for fiscal 2012. Shares of apparel retailer Oxford Industries, Inc. benefited from consistently strong earnings during the reporting period.

Individual detractors from relative performance included the Fund’s positions in School Specialty, Inc., Ashford Hospitality Trust, Inc. and Cal Dive International, Inc. Shares of education company School Specialty, Inc. declined due to lower earnings, hurt by diminished spending by school districts as result of uncertainty surrounding state budget funding levels. Shares of Ashford Hospitality Trust, Inc., a real estate operations company that focuses on hotels, declined amid concerns about weakening demand for hotels. Cal Dive International, Inc. provides well services and equipment to the offshore oil and natural gas industry. The stock declined amid concerns that slowing economic growth would diminish demand for oil services in the Gulf of Mexico.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the

Benchmark. The Fund’s portfolio managers used a quantitative ranking methodology to identify stocks in each sector that, in their view, were trading at attractively valued levels. Through bottom-up fundamental research, they sought companies that exhibited high earnings quality and had management teams that made effective capital deployment decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Magellan Health Services, Inc.	1.2%
2.	Universal Corp.	1.2
3.	Capstead Mortgage Corp.	1.1
4.	Anworth Mortgage Asset Corp.	1.1
5.	World Acceptance Corp.	1.0
6.	Laclede Group, Inc. (The)	1.0
7.	El Paso Electric Co.	1.0
8.	NorthWestern Corp.	1.0
9.	Biglari Holdings, Inc.	1.0
10.	Portland General Electric Co.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	34.8%
Consumer Discretionary	13.5
Industrials	12.8
Information Technology	10.9
Utilities	6.9
Materials	5.1
Health Care	4.9
Energy	3.9
Consumer Staples	3.9
Others (each less than 1.0%)	1.0
Short-Term Investment	2.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		(8.65)%	(4.14)%	(0.53)%	6.15%
With Sales Charge**		(13.43)	(9.18)	(1.59)	5.58
CLASS B SHARES	1/27/95
Without CDSC		(8.93)	(4.74)	(1.15)	5.59
With CDSC***		(13.93)	(9.74)	(1.57)	5.59
CLASS C SHARES	3/22/99
Without CDSC		(8.86)	(4.72)	(1.11)	5.47
With CDSC****		(9.86)	(5.72)	(1.11)	5.47
CLASS R2 SHARES	11/3/08	(8.74)	(4.39)	(0.77)	5.87
CLASS R5 SHARES	5/15/06	(8.45)	(3.78)	(0.18)	6.48
CLASS R6 SHARES	2/22/05	(8.42)	(3.78)	(0.14)	6.52
SELECT CLASS SHARES	1/27/95	(8.48)	(3.91)	(0.27)	6.42

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap

Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(11.27)%
Russell 2000 Index	(9.77)%

Net Assets as of 12/31/2011 (In Thousands)	$60,290

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the health services and systems and industrial cyclical sectors detracted from relative performance, while the Fund’s stock selection in the pharmaceutical and consumer cyclical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in TeleNav, Inc., Cal Dive International, Inc. and Affymetrix, Inc. Shares of TeleNav, Inc. declined after the communication services company issued lower-than-expected earnings guidance for 2012. Cal Dive International, Inc. provides well services and equipment to the offshore oil and natural gas industry. The stock declined amid concerns that slowing economic growth would diminish demand for oil services in the Gulf of Mexico. Shares of Affymetrix, Inc., which provides scientific and technical instruments, declined after the company preannounced a disappointing forecast for its second-quarter revenue, as well as growing concerns over potential budget cuts by the National Institutes of Health.

Individual contributors to relative performance included the Fund’s positions in Pharmasset Inc., Manhattan Associates, Inc. and Arctic Cat, Inc. Shares of biotechnology company Pharmasset Inc. increased after the announcement that it would be acquired by Gilead Sciences, Inc. Shares of Manhattan Associates, Inc. increased after the software and programming company raised its fiscal 2011 earnings per share guidance. Shares of Arctic Cat, Inc., an auto and truck manufacturer, gained as investors reacted positively to the company’s announced stock buyback from Suzuki Motor Corporation.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the

Benchmark. The Fund’s portfolio managers used a quantitative ranking methodology to identify stocks in each sector that, in their view, were trading at attractively valued levels. Through bottom-up fundamental research, they sought companies that exhibited high earnings quality and had management teams that made effective capital deployment decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Universal Corp.	1.2%
2.	Manhattan Associates, Inc.	1.2
3.	Biglari Holdings, Inc.	1.2
4.	NorthWestern Corp.	1.1
5.	Minerals Technologies, Inc.	1.1
6.	Nordson Corp.	1.1
7.	Cubic Corp.	1.0
8.	W&T Offshore, Inc.	1.0
9.	RTI Biologics, Inc.	1.0
10.	World Acceptance Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.8%
Consumer Discretionary	15.8
Information Technology	15.1
Industrials	13.9
Health Care	12.0
Energy	6.1
Materials	4.6
Consumer Staples	4.0
Utilities	3.7
Telecommunication Services	1.1
U.S. Treasury Obligation	0.4
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		(11.39)%	(4.08)%	(0.05)%	4.25%
With Sales Charge**		(16.06)	(9.08)	(1.12)	3.69
CLASS C SHARES	11/1/07
Without CDSC		(11.62)	(4.53)	(0.45)	4.05
With CDSC***		(12.62)	(5.53)	(0.45)	4.05
CLASS R2 SHARES	11/1/11	(11.36)	(4.04)	(0.04)	4.26
CLASS R6 SHARES	11/1/11	(11.22)	(3.69)	0.39	4.56
INSTITUTIONAL CLASS SHARES	11/4/93	(11.27)	(3.75)	0.38	4.56
SELECT CLASS SHARES	9/10/01	(11.35)	(3.86)	0.18	4.37

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for the Class R2 Shares and Class R6 Shares prior to their inception dates are based on the performance of the Class A Shares and the Institutional Class Shares, respectively. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.1%
	Consumer Discretionary — 18.2%
	Auto Components — 1.3%
77	Gentex Corp.	2,269
68	Tenneco, Inc. (a)	2,013

		4,282

	Automobiles — 0.4%
51	Tesla Motors, Inc. (a)	1,445

	Diversified Consumer Services — 1.5%
87	American Public Education, Inc. (a) (c)	3,779
45	Sotheby’s	1,282

		5,061

	Hotels, Restaurants & Leisure — 6.2%
100	Bally Technologies, Inc. (a)	3,936
48	BJ’s Restaurants, Inc. (a)	2,186
111	Bravo Brio Restaurant Group, Inc. (a)	1,912
92	Life Time Fitness, Inc. (a)	4,286
441	Morgans Hotel Group Co. (a)	2,601
239	Pinnacle Entertainment, Inc. (a)	2,430
76	Vail Resorts, Inc. (c)	3,214

		20,565

	Household Durables — 0.5%
117	Skullcandy, Inc. (a)	1,459

	Internet & Catalog Retail — 0.8%
109	HomeAway, Inc. (a)	2,536

	Media — 1.4%
304	National CineMedia, Inc.	3,772
149	ReachLocal, Inc. (a)	922

		4,694

	Specialty Retail — 1.8%
142	Francesca’s Holdings Corp. (a)	2,455
147	Lumber Liquidators Holdings, Inc. (a) (c)	2,587
44	Mattress Firm Holding Corp. (a)	1,020

		6,062

	Textiles, Apparel & Luxury Goods — 4.3%
29	Deckers Outdoor Corp. (a)	2,183
514	Liz Claiborne, Inc. (a)	4,432
65	Oxford Industries, Inc.	2,923
140	Vera Bradley, Inc. (a)	4,523

		14,061

	Total Consumer Discretionary	60,165

	Consumer Staples — 1.1%
	Food & Staples Retailing — 1.1%
95	Fresh Market, Inc. (The) (a)	3,790

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 7.5%
	Energy Equipment & Services — 3.5%
19	CARBO Ceramics, Inc.	2,353
76	Dril-Quip, Inc. (a)	5,010
181	Global Geophysical Services, Inc. (a)	1,213
109	Superior Energy Services, Inc. (a)	3,103

		11,679

	Oil, Gas & Consumable Fuels — 4.0%
54	Laredo Petroleum Holdings, Inc. (a)	1,204
290	Lone Pine Resources, Inc., (Canada) (a)	2,030
579	Magnum Hunter Resources Corp. (a)	3,118
104	Oasis Petroleum, Inc. (a)	3,034
105	Petroleum Development Corp. (a)	3,699

		13,085

	Total Energy	24,764

	Financials — 7.1%
	Capital Markets — 4.9%
38	Affiliated Managers Group, Inc. (a)	3,666
84	Cohen & Steers, Inc. (c)	2,441
129	Financial Engines, Inc. (a)	2,876
41	Greenhill & Co., Inc.	1,493
328	PennantPark Investment Corp.	3,306
77	Stifel Financial Corp. (a)	2,474

		16,256

	Commercial Banks — 0.5%
30	Signature Bank (a)	1,803

	Real Estate Investment Trusts (REITs) — 1.7%
39	BRE Properties, Inc.	1,974
97	Douglas Emmett, Inc. (m)	1,775
32	Home Properties, Inc.	1,813

		5,562

	Total Financials	23,621

	Health Care — 20.7%
	Biotechnology — 5.4%
66	Acorda Therapeutics, Inc. (a)	1,562
114	Aegerion Pharmaceuticals, Inc. (a)	1,905
192	Ariad Pharmaceuticals, Inc. (a)	2,352
81	AVEO Pharmaceuticals, Inc. (a)	1,401
101	Cubist Pharmaceuticals, Inc. (a)	3,983
281	Halozyme Therapeutics, Inc. (a)	2,673
117	Idenix Pharmaceuticals, Inc. (a)	874
70	Onyx Pharmaceuticals, Inc. (a)	3,065

		17,815

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 6.3%
365	DynaVox, Inc., Class A (a)	1,328
545	Imris, Inc., (Canada) (a)	1,472
222	Insulet Corp. (a) (c)	4,171
109	Masimo Corp. (a)	2,032
215	MELA Sciences, Inc. (a)	793
352	Syneron Medical Ltd., (Israel) (a)	3,898
63	Thoratec Corp. (a)	2,102
163	Tornier N.V., (Netherlands) (a)	2,926
630	Unilife Corp. (a)	1,964

		20,686

	Health Care Providers & Services — 3.5%
241	Acadia Healthcare Co., Inc. (a)	2,403
221	Emeritus Corp. (a)	3,875
113	Health Net, Inc. (a)	3,436
36	WellCare Health Plans, Inc. (a)	1,890

		11,604

	Health Care Technology — 1.4%
282	Omnicell, Inc. (a)	4,663

	Life Sciences Tools & Services — 1.5%
222	Bruker Corp. (a)	2,752
165	Fluidigm Corp. (a)	2,177

		4,929

	Pharmaceuticals — 2.6%
102	Impax Laboratories, Inc. (a)	2,063
267	Nektar Therapeutics (a)	1,495
142	Sagent Pharmaceuticals, Inc. (a)	2,975
79	ViroPharma, Inc. (a)	2,172

		8,705

	Total Health Care	68,402

	Industrials — 19.6%
	Aerospace & Defense — 1.8%
28	DigitalGlobe, Inc. (a)	477
92	HEICO Corp. (c)	5,381

		5,858

	Building Products — 2.9%
65	Armstrong World Industries, Inc. (a)	2,830
112	Simpson Manufacturing Co., Inc. (c)	3,762
127	Trex Co., Inc. (a)	2,906

		9,498

	Commercial Services & Supplies — 1.1%
55	Clean Harbors, Inc. (a)	3,524

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 1.6%
101	Acuity Brands, Inc.	5,349

	Industrial Conglomerates — 1.0%
78	Carlisle Cos., Inc.	3,440

	Machinery — 4.0%
41	Graco, Inc.	1,672
53	Middleby Corp. (a)	4,946
99	Titan International, Inc.	1,934
66	Wabtec Corp.	4,619

		13,171

	Professional Services — 1.0%
135	Mistras Group, Inc. (a)	3,441

	Road & Rail — 3.9%
313	Avis Budget Group, Inc. (a)	3,355
166	Marten Transport Ltd.	2,977
107	Old Dominion Freight Line, Inc. (a)	4,323
171	Zipcar, Inc. (a)	2,294

		12,949

	Trading Companies & Distributors — 2.3%
217	Rush Enterprises, Inc., Class A (a)	4,534
48	Watsco, Inc.	3,152

		7,686

	Total Industrials	64,916

	Information Technology — 22.3%
	Communications Equipment — 1.5%
175	Aruba Networks, Inc. (a)	3,240
76	Riverbed Technology, Inc. (a)	1,780

		5,020

	Computers & Peripherals — 0.6%
78	Fusion-io, Inc. (a)	1,883

	Electronic Equipment, Instruments & Components — 0.4%
168	RealD, Inc. (a)	1,333

	Internet Software & Services — 5.2%
156	Cornerstone OnDemand, Inc. (a)	2,841
146	DealerTrack Holdings, Inc. (a)	3,975
235	Envestnet, Inc. (a)	2,807
82	LogMeIn, Inc. (a)	3,149
41	OpenTable, Inc. (a)	1,604
69	Rackspace Hosting, Inc. (a)	2,977

		17,353

	IT Services — 1.0%
211	ServiceSource International, Inc. (a)	3,311

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 4.3%
80	Cavium, Inc. (a)	2,286
65	Cymer, Inc. (a)	3,256
57	Hittite Microwave Corp. (a)	2,835
190	Inphi Corp. (a)	2,267
106	Mellanox Technologies Ltd., (Israel) (a)	3,446

		14,090

	Software — 9.3%
51	BroadSoft, Inc. (a)	1,546
58	Concur Technologies, Inc. (a) (c)	2,951
113	Fortinet, Inc. (a)	2,459
78	NetSuite, Inc. (a)	3,151
113	Nuance Communications, Inc. (a)	2,854
154	RealPage, Inc. (a)	3,887
111	SolarWinds, Inc. (a)	3,113
108	Sourcefire, Inc. (a)	3,506
120	Taleo Corp., Class A (a)	4,631
109	TIBCO Software, Inc. (a)	2,613

		30,711

	Total Information Technology	73,701

	Materials — 0.8%
	Chemicals — 0.8%
94	Innospec, Inc. (a)	2,636

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
308	Boingo Wireless, Inc. (a)	2,646

	Total Common Stocks (Cost $287,633)	324,641

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)

Warrant — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
51	Magnum Hunter Resources Corp., expiring 10/14/13 (a) (Cost $—)	—

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
6,319	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $6,319)	6,319

Investment of Cash Collateral for Securities on Loan — 1.4%
	Investment Company — 1.4%
4,792	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $4,792)	4,792

	Total Investments — 101.4% (Cost $298,744)	335,752
	Liabilities in Excess of Other Assets — (1.4)%	(4,609)

	NET ASSETS — 100.0%	$331,143

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 13.2%
	Auto Components — 0.5%
10	American Axle & Manufacturing Holdings, Inc. (a)	103
18	Cooper Tire & Rubber Co.	252
71	Standard Motor Products, Inc.	1,428

		1,783

	Distributors — 0.0% (g)
9	VOXX International Corp. (a)	74

	Diversified Consumer Services — 0.6%
87	Bridgepoint Education, Inc. (a)	2,006
5	Capella Education Co. (a)	172
7	Lincoln Educational Services Corp.	51
11	Mac-Gray Corp.	150

		2,379

	Hotels, Restaurants & Leisure — 2.4%
93	Ameristar Casinos, Inc.	1,613
4	Biglari Holdings, Inc. (a)	1,326
12	Cracker Barrel Old Country Store, Inc.	610
28	DineEquity, Inc. (a)	1,178
97	Domino’s Pizza, Inc. (a)	3,279
3	Dunkin’ Brands Group, Inc. (a)	77
64	Ruby Tuesday, Inc. (a)	441
121	Ruth’s Hospitality Group, Inc. (a)	603

		9,127

	Household Durables — 2.2%
74	American Greetings Corp., Class A	925
1	CSS Industries, Inc.	10
110	Helen of Troy Ltd., (Bermuda) (a)	3,374
15	Jarden Corp.	454
16	Libbey, Inc. (a)	206
37	Lifetime Brands, Inc.	448
6	Skullcandy, Inc. (a)	74
50	Tempur-Pedic International, Inc. (a)	2,642

		8,133

	Leisure Equipment & Products — 0.3%
62	JAKKS Pacific, Inc.	874
11	Sturm Ruger & Co., Inc.	378

		1,252

	Media — 1.0%
89	Entercom Communications Corp., Class A (a)	548
100	Journal Communications, Inc., Class A (a)	438
13	Knology, Inc. (a)	185
23	LIN TV Corp., Class A (a)	98

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
19	Pandora Media, Inc. (a)	193
203	Sinclair Broadcast Group, Inc., Class A	2,300

		3,762

	Multiline Retail — 0.6%
50	Dillard’s, Inc., Class A	2,231

	Specialty Retail — 3.5%
116	Cabela’s, Inc. (a)	2,946
106	Casual Male Retail Group, Inc. (a)	362
10	Collective Brands, Inc. (a)	141
177	Conn’s, Inc. (a)	1,965
109	Express, Inc. (a)	2,163
57	Finish Line, Inc. (The), Class A	1,097
7	Kirkland’s, Inc. (a)	98
80	Rent-A-Center, Inc.	2,960
37	Select Comfort Corp. (a)	792
42	Teavana Holdings, Inc. (a)	787

		13,311

	Textiles, Apparel & Luxury Goods — 2.1%
13	Deckers Outdoor Corp. (a)	952
19	G-III Apparel Group Ltd. (a)	461
65	Iconix Brand Group, Inc. (a)	1,052
115	Maidenform Brands, Inc. (a)	2,103
38	Oxford Industries, Inc.	1,733
64	Perry Ellis International, Inc. (a)	910
25	Steven Madden Ltd. (a)	869

		8,080

	Total Consumer Discretionary	50,132

	Consumer Staples — 3.2%
	Beverages — 0.1%
8	Coca-Cola Bottling Co. Consolidated	468

	Food & Staples Retailing — 1.4%
40	Andersons, Inc. (The)	1,733
168	Spartan Stores, Inc.	3,101
12	Village Super Market, Inc., Class A	344

		5,178

	Food Products — 1.2%
47	B&G Foods, Inc.	1,124
37	Chiquita Brands International, Inc. (a)	306
40	Darling International, Inc. (a)	529
42	Diamond Foods, Inc.	1,362
24	Dole Food Co., Inc. (a) (c)	206
22	Fresh Del Monte Produce, Inc.	543
7	TreeHouse Foods, Inc. (a)	464

		4,534

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Personal Products — 0.5%
17	Elizabeth Arden, Inc. (a)	626
9	Nature’s Sunshine Products, Inc. (a)	146
67	Prestige Brands Holdings, Inc. (a)	756
32	Revlon, Inc., Class A (a)	476

		2,004

	Total Consumer Staples	12,184

	Energy — 6.6%
	Energy Equipment & Services — 2.2%
22	C&J Energy Services, Inc. (a)	461
7	Cal Dive International, Inc. (a)	15
81	Complete Production Services, Inc. (a)	2,705
57	Gulfmark Offshore, Inc., Class A (a)	2,386
20	Lufkin Industries, Inc.	1,353
12	Matrix Service Co. (a)	114
53	Newpark Resources, Inc. (a)	504
4	OYO Geospace Corp. (a)	333
32	RPC, Inc.	591

		8,462

	Oil, Gas & Consumable Fuels — 4.4%
14	Alon USA Energy, Inc.	122
3	Apco Oil and Gas International, Inc.	278
16	Bonanza Creek Energy, Inc. (a)	199
102	Callon Petroleum Co. (a)	507
28	Clayton Williams Energy, Inc. (a)	2,125
22	Cloud Peak Energy, Inc. (a)	417
20	Delek U.S. Holdings, Inc.	228
73	EXCO Resources, Inc.	765
16	Georesources, Inc. (a)	466
107	Gulfport Energy Corp. (a)	3,136
1	KiOR, Inc., Class A (a)	14
72	McMoRan Exploration Co. (a)	1,048
119	VAALCO Energy, Inc. (a)	721
115	W&T Offshore, Inc.	2,439
75	Warren Resources, Inc. (a)	245
104	Western Refining, Inc. (a)	1,378
63	World Fuel Services Corp.	2,636

		16,724

	Total Energy	25,186

	Financials — 21.9%
	Capital Markets — 0.6%
102	BGC Partners, Inc., Class A	604
20	Gladstone Capital Corp.	155
69	Knight Capital Group, Inc., Class A (a)	814

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
22	Manning & Napier, Inc. (a)	280
8	Prospect Capital Corp.	75
43	SWS Group, Inc.	295

		2,223

	Commercial Banks — 5.6%
2	Alliance Financial Corp.	65
21	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	339
79	BBCN Bancorp, Inc. (a)	747
8	Bridge Bancorp, Inc.	161
46	Cathay General Bancorp	691
27	Citizens & Northern Corp.	495
22	City Holding Co.	756
31	Community Bank System, Inc.	865
9	Community Trust Bancorp, Inc.	274
22	East West Bancorp, Inc.	440
12	Enterprise Financial Services Corp.	184
28	Financial Institutions, Inc.	457
11	First Bancorp	118
76	First Busey Corp.	378
343	First Commonwealth Financial Corp.	1,806
34	First Community Bancshares, Inc.	424
79	First Financial Bancorp	1,313
26	First Merchants Corp.	223
29	First Niagara Financial Group, Inc.	248
87	FNB Corp.	982
17	Hanmi Financial Corp. (a)	127
4	Heartland Financial USA, Inc.	67
27	Huntington Bancshares, Inc.	148
16	Iberiabank Corp.	774
22	International Bancshares Corp.	409
15	Lakeland Bancorp, Inc.	125
12	Lakeland Financial Corp.	316
24	MainSource Financial Group, Inc.	215
8	National Bankshares, Inc. (c)	229
12	NBT Bancorp, Inc.	270
94	Oriental Financial Group, Inc.	1,133
33	PacWest Bancorp	620
5	Peoples Bancorp, Inc.	76
58	Pinnacle Financial Partners, Inc. (a)	933
14	Prosperity Bancshares, Inc.	573
4	Renasant Corp.	58
10	Republic Bancorp, Inc., Class A	227
33	Sierra Bancorp	291
14	Southside Bancshares, Inc.	297

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
92	Southwest Bancorp, Inc. (a)	550
81	Susquehanna Bancshares, Inc.	679
13	SVB Financial Group (a)	625
16	WesBanco, Inc.	312
26	West Bancorp, Inc.	246
10	Westamerica Bancorp	443
162	Wilshire Bancorp, Inc. (a)	589

		21,298

	Consumer Finance — 2.8%
23	Advance America Cash Advance Centers, Inc.	201
68	Cash America International, Inc.	3,190
111	DFC Global Corp. (a)	2,012
45	Nelnet, Inc., Class A	1,091
56	World Acceptance Corp. (a)	4,101

		10,595

	Diversified Financial Services — 0.3%
102	PHH Corp. (a)	1,096

	Insurance — 2.9%
250	American Equity Investment Life Holding Co.	2,603
27	American Safety Insurance Holdings Ltd. (a)	577
44	Aspen Insurance Holdings Ltd., (Bermuda)	1,163
321	CNO Financial Group, Inc. (a)	2,022
46	Delphi Financial Group, Inc., Class A	2,034
37	Flagstone Reinsurance Holdings S.A., (Luxembourg)	309
10	Horace Mann Educators Corp.	140
66	Meadowbrook Insurance Group, Inc.	708
82	National Financial Partners Corp. (a)	1,111
31	Selective Insurance Group, Inc.	557

		11,224

	Real Estate Investment Trusts (REITs) — 8.6%
29	Agree Realty Corp.	697
26	American Campus Communities, Inc.	1,104
419	Anworth Mortgage Asset Corp.	2,633
210	Ashford Hospitality Trust, Inc.	1,676
59	Associated Estates Realty Corp.	944
36	BioMed Realty Trust, Inc.	647
28	CapLease, Inc.	114
206	Capstead Mortgage Corp.	2,563
87	CBL & Associates Properties, Inc.	1,358
20	Colonial Properties Trust	417
45	Coresite Realty Corp.	798
173	DCT Industrial Trust, Inc.	886
57	DDR Corp.	689

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
19	EastGroup Properties, Inc.	813
34	Education Realty Trust, Inc.	346
6	Equity Lifestyle Properties, Inc.	393
150	First Industrial Realty Trust, Inc. (a)	1,537
51	Glimcher Realty Trust	473
9	Home Properties, Inc.	535
37	LaSalle Hotel Properties	893
308	Lexington Realty Trust	2,309
23	LTC Properties, Inc.	719
266	MFA Financial, Inc.	1,786
9	Mission West Properties, Inc.	78
206	Omega Healthcare Investors, Inc.	3,992
19	Parkway Properties, Inc.	186
93	Pennsylvania Real Estate Investment Trust	967
14	PS Business Parks, Inc.	782
17	Ramco-Gershenson Properties Trust	166
82	Senior Housing Properties Trust	1,829
9	Sun Communities, Inc.	314

		32,644

	Thrifts & Mortgage Finance — 1.1%
19	Dime Community Bancshares, Inc.	236
17	OceanFirst Financial Corp.	223
240	Ocwen Financial Corp. (a)	3,475
39	Trustco Bank Corp.	220

		4,154

	Total Financials	83,234

	Health Care — 12.4%
	Biotechnology — 4.5%
108	Achillion Pharmaceuticals, Inc. (a) (m)	821
57	Acorda Therapeutics, Inc. (a)	1,349
79	Aegerion Pharmaceuticals, Inc. (a)	1,329
172	Ariad Pharmaceuticals, Inc. (a)	2,104
58	BioCryst Pharmaceuticals, Inc. (a) (c)	143
52	Chelsea Therapeutics International Ltd. (a)	267
383	Dynavax Technologies Corp. (a)	1,271
80	Genomic Health, Inc. (a)	2,031
113	Halozyme Therapeutics, Inc. (a)	1,071
57	Immunomedics, Inc. (a) (c)	189
139	Inhibitex, Inc. (a)	1,516
80	InterMune, Inc. (a)	1,013
30	Ironwood Pharmaceuticals, Inc. (a)	364
72	Momenta Pharmaceuticals, Inc. (a)	1,256
21	Onyx Pharmaceuticals, Inc. (a)	919
228	Raptor Pharmaceutical Corp. (a)	1,429

		17,072

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 2.8%
83	Cantel Medical Corp.	2,318
29	DynaVox, Inc., Class A (a)	105
118	Greatbatch, Inc. (a)	2,606
32	Integra LifeSciences Holdings Corp. (a)	993
67	Invacare Corp.	1,026
43	Orthofix International N.V., (Netherlands) (a)	1,501
255	RTI Biologics, Inc. (a)	1,131
23	Sirona Dental Systems, Inc. (a)	995

		10,675

	Health Care Providers & Services — 3.4%
19	Almost Family, Inc. (a)	320
147	AmSurg Corp. (a)	3,839
46	Hanger Orthopedic Group, Inc. (a)	862
162	Metropolitan Health Networks, Inc. (a)	1,212
38	Molina Healthcare, Inc. (a)	849
37	Owens & Minor, Inc.	1,028
133	PharMerica Corp. (a)	2,011
21	Triple-S Management Corp., Class B (a)	413
10	US Physical Therapy, Inc.	189
19	Vanguard Health Systems, Inc. (a)	193
40	WellCare Health Plans, Inc. (a)	2,074

		12,990

	Health Care Technology — 0.3%
114	MedAssets, Inc. (a)	1,052

	Life Sciences Tools & Services — 0.1%
50	Cambrex Corp. (a)	360
35	Enzo Biochem, Inc. (a)	78

		438

	Pharmaceuticals — 1.3%
69	Impax Laboratories, Inc. (a)	1,390
20	Medicis Pharmaceutical Corp., Class A	665
27	Par Pharmaceutical Cos., Inc. (a)	897
15	Salix Pharmaceuticals Ltd. (a)	708
17	ViroPharma, Inc. (a)	476
97	Vivus, Inc. (a)	946

		5,082

	Total Health Care	47,309

	Industrials — 14.9%
	Aerospace & Defense — 2.6%
13	Ceradyne, Inc. (a)	340
8	Curtiss-Wright Corp.	269
33	Esterline Technologies Corp. (a)	1,841
255	GenCorp, Inc. (a)	1,354

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — Continued
12	HEICO Corp.	696
46	LMI Aerospace, Inc. (a)	804
77	Triumph Group, Inc.	4,483

		9,787

	Air Freight & Logistics — 0.5%
49	Atlas Air Worldwide Holdings, Inc. (a)	1,883

	Airlines — 1.2%
56	Alaska Air Group, Inc. (a)	4,167
96	Hawaiian Holdings, Inc. (a)	559

		4,726

	Building Products — 0.0% (g)
7	Gibraltar Industries, Inc. (a)	91

	Commercial Services & Supplies — 2.9%
289	Cenveo, Inc. (a)	983
164	Deluxe Corp.	3,742
118	Encore Capital Group, Inc. (a)	2,509
15	Herman Miller, Inc.	284
70	Knoll, Inc.	1,038
15	Portfolio Recovery Associates, Inc. (a)	1,013
14	Team, Inc. (a)	416
7	UniFirst Corp.	414
24	United Stationers, Inc.	775
1	Waste Connections, Inc.	40

		11,214

	Construction & Engineering — 1.0%
65	EMCOR Group, Inc.	1,746
83	MasTec, Inc. (a)	1,441
15	Michael Baker Corp. (a)	294
20	Tutor Perini Corp. (a)	248

		3,729

	Electrical Equipment — 1.5%
37	Acuity Brands, Inc.	1,940
42	EnerSys (a)	1,096
52	Regal-Beloit Corp.	2,650

		5,686

	Industrial Conglomerates — 0.1%
6	Standex International Corp.	191

	Machinery — 3.1%
25	Actuant Corp., Class A	561
34	Barnes Group, Inc.	820
29	CIRCOR International, Inc.	1,024
16	Columbus McKinnon Corp. (a)	198

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — Continued
82	EnPro Industries, Inc. (a)	2,691
38	Kadant, Inc. (a)	866
16	Robbins & Myers, Inc.	757
57	Trimas Corp. (a)	1,016
52	Wabtec Corp.	3,651
7	Watts Water Technologies, Inc., Class A	233

		11,817

	Professional Services — 0.2%
11	GP Strategies Corp. (a)	152
33	Kelly Services, Inc., Class A	456
8	VSE Corp.	192

		800

	Road & Rail — 0.5%
9	Dollar Thrifty Automotive Group, Inc. (a)	604
129	Quality Distribution, Inc. (a)	1,450

		2,054

	Trading Companies & Distributors — 1.0%
48	Applied Industrial Technologies, Inc.	1,695
19	Beacon Roofing Supply, Inc. (a)	391
10	Interline Brands, Inc. (a)	159
61	SeaCube Container Leasing Ltd.	905
19	United Rentals, Inc. (a)	570

		3,720

	Transportation Infrastructure — 0.3%
77	Wesco Aircraft Holdings, Inc. (a)	1,077

	Total Industrials	56,775

	Information Technology — 14.9%
	Communications Equipment — 1.7%
141	Arris Group, Inc. (a)	1,528
42	Black Box Corp.	1,178
18	Blue Coat Systems, Inc. (a)	461
24	Comtech Telecommunications Corp.	681
13	NETGEAR, Inc. (a)	419
13	Oplink Communications, Inc. (a)	209
30	Plantronics, Inc.	1,066
53	Polycom, Inc. (a)	857

		6,399

	Computers & Peripherals — 0.5%
27	Fusion-io, Inc. (a)	656
20	Imation Corp. (a)	112
18	Synaptics, Inc. (a)	534
34	Xyratex Ltd., (United Kingdom)	455

		1,757

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 1.4%
59	Brightpoint, Inc. (a)	633
25	Daktronics, Inc.	236
27	DDi Corp.	253
11	FEI Co. (a)	436
28	Insight Enterprises, Inc. (a)	424
15	Littelfuse, Inc.	640
7	Measurement Specialties, Inc. (a)	196
41	Newport Corp. (a)	558
12	Plexus Corp. (a)	315
50	RadiSys Corp. (a)	252
35	SYNNEX Corp. (a)	1,057
38	TTM Technologies, Inc. (a)	414

		5,414

	Internet Software & Services — 1.0%
16	Keynote Systems, Inc.	324
619	United Online, Inc.	3,365
4	Zillow, Inc. (a)	99

		3,788

	IT Services — 1.7%
16	CACI International, Inc., Class A (a)	900
20	CSG Systems International, Inc. (a)	300
21	Gartner, Inc. (a)	734
12	ManTech International Corp., Class A	381
11	MAXIMUS, Inc.	471
27	TeleTech Holdings, Inc. (a)	431
20	Unisys Corp. (a)	400
41	VeriFone Systems, Inc. (a)	1,457
24	Wright Express Corp. (a)	1,281

		6,355

	Semiconductors & Semiconductor Equipment — 3.8%
145	Amkor Technology, Inc. (a)	630
40	Brooks Automation, Inc.	411
124	Cirrus Logic, Inc. (a)	1,969
125	Entegris, Inc. (a)	1,086
41	GSI Technology, Inc. (a)	192
310	GT Advanced Technologies, Inc. (a)	2,247
30	Integrated Silicon Solution, Inc. (a)	278
52	Intermolecular, Inc. (a)	446
385	Kulicke & Soffa Industries, Inc. (a)	3,559
72	Lattice Semiconductor Corp. (a)	427
45	Micrel, Inc.	459
41	Photronics, Inc. (a)	247
163	PMC-Sierra, Inc. (a)	900
114	Skyworks Solutions, Inc. (a)	1,844

		14,695

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — 4.8%
43	Actuate Corp. (a)	250
13	Ariba, Inc. (a)	354
147	Aspen Technology, Inc. (a)	2,552
40	Ebix, Inc. (c)	891
4	Imperva, Inc. (a)	146
118	JDA Software Group, Inc. (a)	3,822
7	Jive Software, Inc. (a)	117
86	Magma Design Automation, Inc. (a)	617
2	Manhattan Associates, Inc. (a)	69
20	Monotype Imaging Holdings, Inc. (a)	316
23	Netscout Systems, Inc. (a)	398
52	Parametric Technology Corp. (a)	957
33	Progress Software Corp. (a)	635
31	Quest Software, Inc. (a)	571
9	Rovi Corp. (a)	228
28	SS&C Technologies Holdings, Inc. (a)	498
202	Take-Two Interactive Software, Inc. (a)	2,737
6	Tangoe, Inc. (a)	86
17	TeleCommunication Systems, Inc., Class A (a)	41
102	TeleNav, Inc. (a)	793
26	TIBCO Software, Inc. (a)	617
33	VASCO Data Security International, Inc. (a)	214
35	VirnetX Holding Corp. (a) (c)	866
27	Websense, Inc. (a)	502

		18,277

	Total Information Technology	56,685

	Materials — 5.1%
	Chemicals — 2.2%
5	FutureFuel Corp.	67
85	Georgia Gulf Corp. (a)	1,659
32	H.B. Fuller Co.	740
35	Innophos Holdings, Inc.	1,675
7	Innospec, Inc. (a)	185
46	Koppers Holdings, Inc.	1,563
20	Kraton Performance Polymers, Inc. (a)	412
97	PolyOne Corp.	1,118
51	Solutia, Inc. (a)	883

		8,302

	Containers & Packaging — 0.8%
166	Graphic Packaging Holding Co. (a)	705
42	Rock-Tenn Co., Class A	2,395

		3,100

	Metals & Mining — 1.4%
71	Coeur d’Alene Mines Corp. (a)	1,716

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
38	Hecla Mining Co.	200
195	Noranda Aluminum Holding Corp.	1,605
55	Revett Minerals, Inc. (a)	257
89	Worthington Industries, Inc.	1,461

		5,239

	Paper & Forest Products — 0.7%
79	Buckeye Technologies, Inc.	2,628
2	Schweitzer-Mauduit International, Inc.	160

		2,788

	Total Materials	19,429

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.4%
18	Boingo Wireless, Inc. (a)	152
963	Cincinnati Bell, Inc. (a)	2,917
37	Consolidated Communications Holdings, Inc.	705
3	IDT Corp., Class B	28
142	Premiere Global Services, Inc. (a)	1,203
176	Vonage Holdings Corp. (a)	431

	Total Telecommunication Services	5,436

	Utilities — 3.8%
	Electric Utilities — 2.6%
9	Central Vermont Public Service Corp.	323
67	El Paso Electric Co.	2,314
24	Empire District Electric Co. (The)	496
39	IDACORP, Inc.	1,650
160	Portland General Electric Co.	4,041
16	UniSource Energy Corp.	605
13	Westar Energy, Inc.	383

		9,812

	Gas Utilities — 1.2%
3	AGL Resources, Inc. (m)	113
14	Chesapeake Utilities Corp.	616
13	Laclede Group, Inc. (The)	538
33	New Jersey Resources Corp.	1,619
10	Northwest Natural Gas Co.	489
19	Southwest Gas Corp.	790
12	WGL Holdings, Inc.	522

		4,687

	Independent Power Producers & Energy Traders — 0.0% (g)
3	Genie Energy Ltd., Class B	23

	Total Utilities	14,522

	Total Common Stocks (Cost $299,701)	370,892

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.4%
1,425	U.S. Treasury Note, 0.500%, 11/30/12 (k) (Cost $1,429)	1,430

SHARES
Short-Term Investment — 2.4%
	Investment Company — 2.4%
9,278	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $9,278)	9,278

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 0.5%
	Investment Company — 0.5%
1,852	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $1,852)	1,852

	Total Investments — 100.7% (Cost $312,260)	383,452
	Liabilities in Excess of Other Assets — (0.7)%	(2,722)

	NET ASSETS — 100.0%	$380,730

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
130	E-mini Russell 2000	03/16/12	$9,604	$52

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 19.5%
	Auto Components — 0.6%
513	Drew Industries, Inc. (a)	12,577

	Distributors — 1.0%
741	Pool Corp.	22,304

	Diversified Consumer Services — 0.4%
1,023	Archipelago Learning, Inc. (a)	9,893

	Hotels, Restaurants & Leisure — 7.0%
836	Brinker International, Inc.	22,374
575	Cracker Barrel Old Country Store, Inc.	28,997
731	Monarch Casino & Resort, Inc. (a)	7,451
922	Papa John’s International, Inc. (a)	34,752
1,323	Penn National Gaming, Inc. (a)	50,354
1,159	Shuffle Master, Inc. (a)	13,583

		157,511

	Household Durables — 3.2%
1,797	Jarden Corp.	53,696
841	Toll Brothers, Inc. (a)	17,179

		70,875

	Leisure Equipment & Products — 0.6%
694	Brunswick Corp.	12,536

	Media — 1.4%
1,120	Cinemark Holdings, Inc.	20,705
186	Morningstar, Inc.	11,051

		31,756

	Specialty Retail — 4.5%
1,780	American Eagle Outfitters, Inc.	27,219
1,804	Chico’s FAS, Inc.	20,098
909	Dick’s Sporting Goods, Inc.	33,524
530	Williams-Sonoma, Inc.	20,393

		101,234

	Textiles, Apparel & Luxury Goods — 0.8%
1,079	Iconix Brand Group, Inc. (a)	17,572

	Total Consumer Discretionary	436,258

	Consumer Staples — 1.3%
	Food Products — 1.3%
528	J&J Snack Foods Corp.	28,140

	Energy — 5.8%
	Energy Equipment & Services — 2.7%
1,765	Patterson-UTI Energy, Inc.	35,265
483	Tidewater, Inc.	23,787

		59,052

	Oil, Gas & Consumable Fuels — 3.1%
603	Approach Resources, Inc. (a) (c)	17,735

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
549	Cimarex Energy Co.	33,983
1,632	Resolute Energy Corp. (a)	17,621

		69,339

	Total Energy	128,391

	Financials — 22.9%
	Capital Markets — 5.9%
967	Calamos Asset Management, Inc., Class A	12,099
129	Diamond Hill Investment Group, Inc.	9,573
426	Eaton Vance Corp.	10,068
1,022	Epoch Holding Corp.	22,717
448	Greenhill & Co., Inc.	16,289
2,215	HFF, Inc., Class A (a)	22,880
2,194	Janus Capital Group, Inc.	13,841
405	JMP Group, Inc.	2,896
1,476	KBW, Inc.	22,410

		132,773

	Commercial Banks — 7.8%
3,061	Associated Banc-Corp.	34,193
1,524	First Financial Bancorp	25,355
80	First of Long Island Corp. (The)	2,110
682	First Republic Bank (a)	20,888
1,124	Glacier Bancorp, Inc.	13,519
529	Iberiabank Corp.	26,072
2,804	Umpqua Holdings Corp.	34,747
2,903	Western Alliance Bancorp (a)	18,086

		174,970

	Insurance — 2.9%
503	eHealth, Inc. (a)	7,389
585	ProAssurance Corp.	46,702
135	RLI Corp.	9,861

		63,952

	Real Estate Investment Trusts (REITs) — 5.5%
781	EastGroup Properties, Inc.	33,961
508	Mid-America Apartment Communities, Inc.	31,767
1,209	National Retail Properties, Inc.	31,895
1,474	RLJ Lodging Trust	24,810

		122,433

	Real Estate Management & Development — 0.8%
668	FirstService Corp., (Canada) (a)	17,708

	Total Financials	511,836

	Health Care — 9.6%
	Health Care Equipment & Supplies — 1.3%
368	IDEXX Laboratories, Inc. (a)	28,297

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 6.9%
1,763	Coventry Health Care, Inc. (a)	53,541
383	MWI Veterinary Supply, Inc. (a)	25,472
1,588	PSS World Medical, Inc. (a)	38,404
592	VCA Antech, Inc. (a)	11,692
492	WellCare Health Plans, Inc. (a)	25,825

		154,934

	Health Care Technology — 1.2%
1,550	Omnicell, Inc. (a)	25,613

	Pharmaceuticals — 0.2%
1,012	Cumberland Pharmaceuticals, Inc. (a)	5,445

	Total Health Care	214,289

	Industrials — 14.7%
	Aerospace & Defense — 1.6%
370	TransDigm Group, Inc. (a)	35,414

	Air Freight & Logistics — 0.6%
434	Forward Air Corp.	13,923

	Building Products — 0.3%
699	NCI Building Systems, Inc. (a)	7,593

	Commercial Services & Supplies — 5.5%
2,102	ACCO Brands Corp. (a)	20,285
1,412	Herman Miller, Inc.	26,043
1,680	KAR Auction Services, Inc. (a)	22,681
1,630	Waste Connections, Inc.	54,027

		123,036

	Construction & Engineering — 0.9%
1,758	Comfort Systems USA, Inc.	18,845

	Electrical Equipment — 0.7%
294	Regal-Beloit Corp.	14,965

	Machinery — 3.9%
502	Altra Holdings, Inc. (a)	9,451
1,135	Douglas Dynamics, Inc.	16,597
866	RBC Bearings, Inc. (a)	36,096
402	Toro Co. (The)	24,410

		86,554

	Road & Rail — 0.9%
1,325	Knight Transportation, Inc.	20,715

	Trading Companies & Distributors — 0.3%
465	Interline Brands, Inc. (a)	7,239

	Total Industrials	328,284

	Information Technology — 9.8%
	Electronic Equipment, Instruments & Components — 1.5%
545	Anixter International, Inc. (a)	32,474

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 2.2%
821	Active Network, Inc. (The) (a)	11,170
1,718	Dice Holdings, Inc. (a)	14,238
243	SciQuest, Inc. (a)	3,471
372	Travelzoo, Inc. (a)	9,151
355	Vocus, Inc. (a)	7,838
180	Zillow, Inc. (a)	4,042

		49,910

	Semiconductors & Semiconductor Equipment — 0.8%
1,625	Intersil Corp., Class A	16,964

	Software — 5.3%
87	Imperva, Inc. (a)	3,014
675	MICROS Systems, Inc. (a)	31,437
1,145	Monotype Imaging Holdings, Inc. (a)	17,858
305	NetSuite, Inc. (a)	12,365
306	SolarWinds, Inc. (a)	8,566
719	Solera Holdings, Inc.	32,038
331	SuccessFactors, Inc. (a)	13,184

		118,462

	Total Information Technology	217,810

	Materials — 9.2%
	Chemicals — 2.2%
320	Airgas, Inc.	24,994
550	Scotts Miracle-Gro Co. (The), Class A	25,664

		50,658

	Containers & Packaging — 6.2%
845	Aptargroup, Inc.	44,088
1,070	Crown Holdings, Inc. (a)	35,928
1,492	Silgan Holdings, Inc.	57,657

		137,673

	Metals & Mining — 0.8%
251	Compass Minerals International, Inc.	17,288

	Total Materials	205,619

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.4%
548	Lumos Networks Corp.	8,413

	Wireless Telecommunication Services — 0.3%
344	NTELOS Holdings Corp.	7,007

	Total Telecommunication Services	15,420

	Utilities — 2.9%
	Gas Utilities — 1.3%
607	Northwest Natural Gas Co.	29,070

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — 1.6%
995	NorthWestern Corp.	35,599

	Total Utilities	64,669

	Total Common Stocks (Cost $1,727,120)	2,150,716

Short-Term Investment — 4.0%
	Investment Company — 4.0%
89,468	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $89,468)	89,468

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment of Cash Collateral for Securities on Loan — 0.0%
	Investment Company — 0.0% (g)
351	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $351)	351

	Total Investments — 100.4% (Cost $1,816,939)	2,240,535
	Liabilities in Excess of Other Assets — (0.4)%	(9,426)

	NET ASSETS — 100.0%	$2,231,109

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.1%
	Consumer Discretionary — 18.4%
	Auto Components — 1.3%
170	Gentex Corp.	5,024
150	Tenneco, Inc. (a)	4,455

		9,479

	Automobiles — 0.4%
112	Tesla Motors, Inc. (a)	3,196

	Diversified Consumer Services — 1.5%
193	American Public Education, Inc. (a)	8,370
99	Sotheby’s	2,836

		11,206

	Hotels, Restaurants & Leisure — 6.3%
220	Bally Technologies, Inc. (a)	8,715
107	BJ’s Restaurants, Inc. (a)	4,845
247	Bravo Brio Restaurant Group, Inc. (a)	4,235
203	Life Time Fitness, Inc. (a)	9,509
965	Morgans Hotel Group Co. (a)	5,696
530	Pinnacle Entertainment, Inc. (a)	5,388
169	Vail Resorts, Inc.	7,146

		45,534

	Household Durables — 0.5%
258	Skullcandy, Inc. (a)	3,228

	Internet & Catalog Retail — 0.8%
242	HomeAway, Inc. (a)	5,617

	Media — 1.4%
674	National CineMedia, Inc.	8,361
330	ReachLocal, Inc. (a)	2,038

		10,399

	Specialty Retail — 1.9%
315	Francesca’s Holdings Corp. (a)	5,443
324	Lumber Liquidators Holdings, Inc. (a) (c)	5,729
98	Mattress Firm Holding Corp. (a)	2,263

		13,435

	Textiles, Apparel & Luxury Goods — 4.3%
64	Deckers Outdoor Corp. (a)	4,859
1,140	Liz Claiborne, Inc. (a)	9,837
144	Oxford Industries, Inc.	6,475
311	Vera Bradley, Inc. (a)	10,014

		31,185

	Total Consumer Discretionary	133,279

	Consumer Staples — 1.1%
	Food & Staples Retailing — 1.1%
211	Fresh Market, Inc. (The) (a)	8,427

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 7.6%
	Energy Equipment & Services — 3.6%
42	CARBO Ceramics, Inc.	5,205
169	Dril-Quip, Inc. (a)	11,143
399	Global Geophysical Services, Inc. (a)	2,684
242	Superior Energy Services, Inc. (a)	6,874

		25,906

	Oil, Gas & Consumable Fuels — 4.0%
120	Laredo Petroleum Holdings, Inc. (a)	2,669
644	Lone Pine Resources, Inc., (Canada) (a)	4,515
1,285	Magnum Hunter Resources Corp. (a)	6,926
231	Oasis Petroleum, Inc. (a)	6,723
233	Petroleum Development Corp. (a)	8,184

		29,017

	Total Energy	54,923

	Financials — 7.2%
	Capital Markets — 5.0%
85	Affiliated Managers Group, Inc. (a)	8,137
187	Cohen & Steers, Inc. (c)	5,413
285	Financial Engines, Inc. (a)	6,371
91	Greenhill & Co., Inc.	3,303
726	PennantPark Investment Corp.	7,329
171	Stifel Financial Corp. (a)	5,477

		36,030

	Commercial Banks — 0.5%
67	Signature Bank (a)	3,989

	Real Estate Investment Trusts (REITs) — 1.7%
87	BRE Properties, Inc.	4,367
215	Douglas Emmett, Inc. (m)	3,925
70	Home Properties, Inc.	4,018

		12,310

	Total Financials	52,329

	Health Care — 20.9%
	Biotechnology — 5.4%
145	Acorda Therapeutics, Inc. (a)	3,459
252	Aegerion Pharmaceuticals, Inc. (a)	4,214
425	Ariad Pharmaceuticals, Inc. (a)	5,208
180	AVEO Pharmaceuticals, Inc. (a)	3,098
223	Cubist Pharmaceuticals, Inc. (a)	8,827
622	Halozyme Therapeutics, Inc. (a)	5,911
260	Idenix Pharmaceuticals, Inc. (a)	1,934
154	Onyx Pharmaceuticals, Inc. (a)	6,786

		39,437

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 6.3%
802	DynaVox, Inc., Class A (a)	2,918
1,210	Imris, Inc., (Canada) (a)	3,267
491	Insulet Corp. (a)	9,245
242	Masimo Corp. (a)	4,512
475	MELA Sciences, Inc. (a)	1,753
781	Syneron Medical Ltd., (Israel) (a)	8,648
139	Thoratec Corp. (a)	4,656
360	Tornier N.V., (Netherlands) (a)	6,487
1,394	Unilife Corp. (a)	4,351

		45,837

	Health Care Providers & Services — 3.6%
534	Acadia Healthcare Co., Inc. (a)	5,321
491	Emeritus Corp. (a) (c)	8,592
250	Health Net, Inc. (a)	7,614
80	WellCare Health Plans, Inc. (a)	4,179

		25,706

	Health Care Technology — 1.4%
626	Omnicell, Inc. (a)	10,336

	Life Sciences Tools & Services — 1.5%
492	Bruker Corp. (a)	6,105
367	Fluidigm Corp. (a)	4,824

		10,929

	Pharmaceuticals — 2.7%
227	Impax Laboratories, Inc. (a)	4,581
590	Nektar Therapeutics (a)	3,303
314	Sagent Pharmaceuticals, Inc. (a)	6,603
176	ViroPharma, Inc. (a)	4,807

		19,294

	Total Health Care	151,539

	Industrials — 19.8%
	Aerospace & Defense — 1.8%
62	DigitalGlobe, Inc. (a)	1,059
204	HEICO Corp. (c)	11,934

		12,993

	Building Products — 2.9%
143	Armstrong World Industries, Inc. (a)	6,260
248	Simpson Manufacturing Co., Inc.	8,341
281	Trex Co., Inc. (a)	6,435

		21,036

	Commercial Services & Supplies — 1.1%
123	Clean Harbors, Inc. (a)	7,807

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 1.6%
223	Acuity Brands, Inc.	11,840

	Industrial Conglomerates — 1.0%
172	Carlisle Cos., Inc.	7,624

	Machinery — 4.0%
91	Graco, Inc.	3,705
117	Middleby Corp. (a)	10,965
220	Titan International, Inc.	4,279
146	Wabtec Corp.	10,241

		29,190

	Professional Services — 1.1%
299	Mistras Group, Inc. (a)	7,629

	Road & Rail — 4.0%
694	Avis Budget Group, Inc. (a)	7,436
367	Marten Transport Ltd.	6,600
237	Old Dominion Freight Line, Inc. (a)	9,592
379	Zipcar, Inc. (a)	5,085

		28,713

	Trading Companies & Distributors — 2.3%
481	Rush Enterprises, Inc., Class A (a)	10,052
106	Watsco, Inc.	6,980

		17,032

	Total Industrials	143,864

	Information Technology — 22.5%
	Communications Equipment — 1.5%
388	Aruba Networks, Inc. (a)	7,180
168	Riverbed Technology, Inc. (a)	3,939

		11,119

	Computers & Peripherals — 0.6%
172	Fusion-io, Inc. (a) (c)	4,173

	Electronic Equipment, Instruments & Components — 0.4%
372	RealD, Inc. (a)	2,951

	Internet Software & Services — 5.3%
345	Cornerstone OnDemand, Inc. (a) (c)	6,295
323	DealerTrack Holdings, Inc. (a)	8,809
520	Envestnet, Inc. (a)	6,219
181	LogMeIn, Inc. (a)	6,977
91	OpenTable, Inc. (a)	3,553
153	Rackspace Hosting, Inc. (a)	6,598

		38,451

	IT Services — 1.0%
469	ServiceSource International, Inc. (a)	7,352

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 4.3%
178	Cavium, Inc. (a)	5,069
145	Cymer, Inc. (a)	7,215
127	Hittite Microwave Corp. (a)	6,283
420	Inphi Corp. (a)	5,020
235	Mellanox Technologies Ltd., (Israel) (a)	7,632

		31,219

	Software — 9.4%
114	BroadSoft, Inc. (a)	3,428
129	Concur Technologies, Inc. (a)	6,537
250	Fortinet, Inc. (a)	5,444
172	NetSuite, Inc. (a)	6,981
254	Nuance Communications, Inc. (a)	6,402
341	RealPage, Inc. (a)	8,614
247	SolarWinds, Inc. (a)	6,901
240	Sourcefire, Inc. (a)	7,768
265	Taleo Corp., Class A (a)	10,262
242	TIBCO Software, Inc. (a)	5,788

		68,125

	Total Information Technology	163,390

	Materials — 0.8%
	Chemicals — 0.8%
208	Innospec, Inc. (a)	5,841

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
684	Boingo Wireless, Inc. (a)	5,885

	Total Common Stocks (Cost $641,999)	719,477

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)

Warrant — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
103	Magnum Hunter Resources Corp., expiring 10/14/13 (Cost $—) (a)	—

SHARES
Short-Term Investment — 1.7%
	Investment Company — 1.7%
12,345	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $12,345)	12,345

Investment of Cash Collateral for Securities on Loan — 1.3%
	Investment Company — 1.3%
9,494	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $9,494)	9,494

	Total Investments — 102.1% (Cost $663,838)	741,316
	Liabilities in Excess of Other Assets — (2.1)%	(15,583)

	NET ASSETS — 100.0%	$725,733

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
		Consumer Discretionary — 13.4%
		Auto Components — 0.4%
—	(h)	Spartan Motors, Inc.	1
121		Superior Industries International, Inc.	2,004

			2,005

		Distributors — 0.1%
75		VOXX International Corp. (a)	633

		Diversified Consumer Services — 1.2%
18		Cambium Learning Group, Inc. (a)	54
129		Lincoln Educational Services Corp.	1,017
232		Regis Corp.	3,831
167		School Specialty, Inc. (a)	418
262		Stewart Enterprises, Inc., Class A	1,506

			6,826

		Hotels, Restaurants & Leisure — 2.4%
14		Biglari Holdings, Inc. (a)	5,303
419		Boyd Gaming Corp. (a) (c)	3,125
14		Dunkin’ Brands Group, Inc. (a)	340
189		Isle of Capri Casinos, Inc. (a)	881
78		Multimedia Games Holding Co., Inc. (a)	618
213		O’Charley’s, Inc. (a)	1,170
144		Ruth’s Hospitality Group, Inc. (a)	716
18		Scientific Games Corp., Class A (a)	173
13		Town Sports International Holdings, Inc. (a)	93
25		Wyndham Worldwide Corp.	957

			13,376

		Household Durables — 1.9%
95		American Greetings Corp., Class A	1,190
66		Blyth, Inc.	3,749
11		CSS Industries, Inc.	225
116		La-Z-Boy, Inc. (a)	1,384
148		Leggett & Platt, Inc.	3,414
13		Lifetime Brands, Inc.	155
12		Skullcandy, Inc. (a)	144

			10,261

		Internet & Catalog Retail — 0.2%
327		Orbitz Worldwide, Inc. (a)	1,228

		Leisure Equipment & Products — 0.7%
65		Arctic Cat, Inc. (a)	1,459
28		Brunswick Corp.	497
132		JAKKS Pacific, Inc.	1,868

			3,824

		Media — 2.1%
104		Belo Corp., Class A	656

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
52	Crown Media Holdings, Inc., Class A (a) (c)	62
159	Entercom Communications Corp., Class A (a)	979
10	Fisher Communications, Inc. (a)	291
95	Journal Communications, Inc., Class A (a)	417
147	LIN TV Corp., Class A (a)	620
484	McClatchy Co. (The), Class A (a) (c)	1,156
24	Nexstar Broadcasting Group, Inc., Class A (a)	191
55	Outdoor Channel Holdings, Inc.	413
25	Pandora Media, Inc. (a)	248
65	Scholastic Corp.	1,942
416	Sinclair Broadcast Group, Inc., Class A	4,709
4	Value Line, Inc.	40

		11,724

	Multiline Retail — 0.5%
66	Dillard’s, Inc., Class A	2,949

	Specialty Retail — 2.8%
284	Build-A-Bear Workshop, Inc., (a)	2,401
441	Conn’s, Inc. (a)	4,900
116	Finish Line, Inc. (The), Class A	2,229
387	OfficeMax, Inc. (a)	1,759
246	Pacific Sunwear of California, Inc. (a)	420
91	Rent-A-Center, Inc.	3,363
9	Teavana Holdings, Inc. (a)	171

		15,243

	Textiles, Apparel & Luxury Goods — 1.1%
29	Cherokee, Inc.	338
346	Liz Claiborne, Inc. (a)	2,987
58	Oxford Industries, Inc.	2,608

		5,933

	Total Consumer Discretionary	74,002

	Consumer Staples — 3.9%
	Food & Staples Retailing — 1.2%
17	Fresh Market, Inc. (The) (a)	694
8	Nash Finch Co.	221
5	Pantry, Inc. (The) (a)	56
3,436	Rite Aid Corp. (a)	4,329
85	Spartan Stores, Inc.	1,567

		6,867

	Food Products — 0.4%
77	B&G Foods, Inc.	1,844
12	Farmer Bros Co.	95

		1,939

	Household Products — 0.8%
515	Central Garden & Pet Co., Class A (a)	4,284

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Personal Products — 0.4%
181	Prestige Brands Holdings, Inc. (a)	2,041

	Tobacco — 1.1%
138	Universal Corp.	6,356

	Total Consumer Staples	21,487

	Energy — 3.9%
	Energy Equipment & Services — 1.6%
458	Cal Dive International, Inc. (a)	1,031
20	Geokinetics, Inc. (a)	42
23	Gulf Island Fabrication, Inc.	666
96	Helix Energy Solutions Group, Inc. (a)	1,512
694	Hercules Offshore, Inc. (a)	3,082
163	Parker Drilling Co. (a)	1,171
84	Pioneer Drilling Co. (a)	812
47	Tesco Corp. (a)	598
4	Tetra Technologies, Inc. (a)	40

		8,954

	Oil, Gas & Consumable Fuels — 2.3%
25	Alon USA Energy, Inc.	219
23	Bonanza Creek Energy, Inc. (a)	285
50	Cloud Peak Energy, Inc. (a)	964
175	Energy Partners Ltd. (a)	2,552
2	KiOR, Inc., Class A (a)	17
8	Panhandle Oil and Gas, Inc., Class A	276
385	Petroquest Energy, Inc. (a) (c)	2,540
14	Solazyme, Inc. (a)	164
88	Stone Energy Corp. (a)	2,308
146	W&T Offshore, Inc.	3,097
23	Western Refining, Inc. (a)	310
1	Westmoreland Coal Co. (a)	13

		12,745

	Total Energy	21,699

	Financials — 34.7%
	Capital Markets — 1.4%
21	Affiliated Managers Group, Inc. (a)	1,977
18	GAMCO Investors, Inc., Class A	800
47	Gladstone Capital Corp.	359
42	Gladstone Investment Corp.	308
168	Investment Technology Group, Inc. (a)	1,811
35	Janus Capital Group, Inc.	222
32	Manning & Napier, Inc. (a)	396
189	MCG Capital Corp.	753
29	Oppenheimer Holdings, Inc., Class A	472
25	Piper Jaffray Cos. (a)	513

		7,611

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 11.6%
50	1st Source Corp.	1,274
41	BancFirst Corp.	1,550
192	BancorpSouth, Inc.	2,113
84	Bank of Hawaii Corp.	3,728
32	Banner Corp.	540
69	BBCN Bancorp, Inc. (a)	650
106	Cathay General Bancorp	1,580
34	Central Pacific Financial Corp. (a)	434
4	Century Bancorp, Inc., Class A	107
37	Chemical Financial Corp.	791
10	Citizens & Northern Corp.	179
16	Citizens Republic Bancorp, Inc. (a)	180
90	City Holding Co.	3,054
50	CoBiz Financial, Inc.	290
70	Community Bank System, Inc.	1,940
57	Community Trust Bancorp, Inc.	1,677
23	Cullen/Frost Bankers, Inc.	1,233
72	Financial Institutions, Inc.	1,162
35	First Bancorp	395
100	First Busey Corp.	501
4	First Citizens BancShares, Inc., Class A	682
680	First Commonwealth Financial Corp.	3,578
22	First Community Bancshares, Inc.	280
123	First Financial Bancorp	2,042
19	First Financial Bankshares, Inc. (c)	645
60	First Interstate Bancsystem, Inc.	775
23	First Merchants Corp.	197
205	FirstMerit Corp.	3,100
239	FNB Corp.	2,703
1	Fulton Financial Corp.	12
43	Hancock Holding Co.	1,382
28	Heartland Financial USA, Inc.	431
27	Hudson Valley Holding Corp.	563
29	Lakeland Bancorp, Inc.	246
14	Lakeland Financial Corp.	370
152	MainSource Financial Group, Inc.	1,340
62	MB Financial, Inc.	1,053
30	Metro Bancorp, Inc. (a)	253
154	Oriental Financial Group, Inc.	1,867
57	PacWest Bancorp	1,078
11	S&T Bancorp, Inc.	217
9	Sierra Bancorp	77
28	Simmons First National Corp., Class A	761
133	Southwest Bancorp, Inc. (a)	790
30	State Bancorp, Inc.	365
18	StellarOne Corp.	206

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
25	Sterling Financial Corp. (a)	409
9	Suffolk Bancorp (a)	95
200	Susquehanna Bancshares, Inc.	1,679
29	SVB Financial Group (a)	1,374
226	TCF Financial Corp.	2,333
20	Tompkins Financial Corp.	782
74	Trustmark Corp.	1,797
96	UMB Financial Corp.	3,572
45	Umpqua Holdings Corp.	559
19	Washington Trust Bancorp, Inc.	463
10	West Bancorp, Inc.	91
26	West Coast Bancorp (a)	402
28	Westamerica Bancorp	1,247
211	Wilshire Bancorp, Inc. (a)	767

		63,961

	Consumer Finance — 1.9%
115	Advance America Cash Advance Centers, Inc.	1,033
12	Credit Acceptance Corp. (a)	950
164	DFC Global Corp. (a)	2,953
75	World Acceptance Corp. (a)	5,542

		10,478

	Diversified Financial Services — 0.3%
145	PHH Corp. (a)	1,547

	Insurance — 5.3%
352	American Equity Investment Life Holding Co.	3,661
24	American Safety Insurance Holdings Ltd. (a)	518
54	Arch Capital Group Ltd., (Bermuda) (a)	2,010
34	Axis Capital Holdings Ltd., (Bermuda)	1,090
217	CNO Financial Group, Inc. (a)	1,371
100	Delphi Financial Group, Inc., Class A	4,446
12	FBL Financial Group, Inc., Class A	401
39	Hallmark Financial Services (a)	269
51	Harleysville Group, Inc.	2,891
175	Horace Mann Educators Corp.	2,394
53	Meadowbrook Insurance Group, Inc.	570
109	Platinum Underwriters Holdings Ltd., (Bermuda)	3,728
31	ProAssurance Corp.	2,442
51	Selective Insurance Group, Inc.	895
34	StanCorp Financial Group, Inc.	1,249
167	Symetra Financial Corp.	1,516

		29,451

	Real Estate Investment Trusts (REITs) — 12.8%
17	Agree Realty Corp.	412
959	Anworth Mortgage Asset Corp.	6,021

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
104	Apartment Investment & Management Co., Class A	2,376
346	Ashford Hospitality Trust, Inc.	2,771
19	Brandywine Realty Trust	184
502	Capstead Mortgage Corp.	6,244
329	CBL & Associates Properties, Inc.	5,169
21	Colonial Properties Trust	440
195	Coresite Realty Corp.	3,482
393	CubeSmart	4,179
1,009	DCT Industrial Trust, Inc.	5,164
168	DiamondRock Hospitality Co.	1,620
13	EastGroup Properties, Inc.	574
312	Education Realty Trust, Inc.	3,192
184	FelCor Lodging Trust, Inc. (a)	563
67	First Industrial Realty Trust, Inc. (a)	680
44	Getty Realty Corp.	608
35	Home Properties, Inc.	2,009
102	Hospitality Properties Trust	2,335
42	LaSalle Hotel Properties	1,019
376	Lexington Realty Trust	2,813
52	LTC Properties, Inc.	1,611
150	MFA Financial, Inc.	1,011
190	Mission West Properties, Inc.	1,714
158	MPG Office Trust, Inc. (a) (c)	314
80	Parkway Properties, Inc.	786
121	Pennsylvania Real Estate Investment Trust	1,258
114	Potlatch Corp.	3,537
77	PS Business Parks, Inc.	4,290
61	Redwood Trust, Inc.	616
229	Sunstone Hotel Investors, Inc. (a)	1,863
34	Taubman Centers, Inc.	2,080

		70,935

	Thrifts & Mortgage Finance — 1.4%
129	Astoria Financial Corp.	1,094
12	BankFinancial Corp.	67
11	Capitol Federal Financial, Inc.	126
87	Doral Financial Corp. (a)	83
13	ESB Financial Corp.	177
238	MGIC Investment Corp. (a)	887
28	OceanFirst Financial Corp.	370
302	Ocwen Financial Corp. (a)	4,369
13	WSFS Financial Corp.	468

		7,641

	Total Financials	191,624

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care — 4.9%
	Biotechnology — 1.0%
58	Achillion Pharmaceuticals, Inc. (a)	438
126	Alkermes plc, (Ireland) (a)	2,192
126	Inhibitex, Inc. (a)	1,381
46	InterMune, Inc. (a)	582
884	Lexicon Pharmaceuticals, Inc. (a)	1,140

		5,733

	Health Care Equipment & Supplies — 1.2%
10	AngioDynamics, Inc. (a)	144
196	Greatbatch, Inc. (a)	4,338
280	RTI Biologics, Inc. (a)	1,244
61	SurModics, Inc. (a)	897

		6,623

	Health Care Providers & Services — 1.9%
58	CardioNet, Inc. (a)	136
227	Cross Country Healthcare, Inc. (a)	1,259
84	LCA-Vision, Inc. (a)	244
130	Magellan Health Services, Inc. (a)	6,416
287	Skilled Healthcare Group, Inc., Class A (a)	1,566
31	Universal American Corp.	389
13	WellCare Health Plans, Inc. (a)	683

		10,693

	Life Sciences Tools & Services — 0.2%
204	Affymetrix, Inc. (a)	836

	Pharmaceuticals — 0.6%
167	Medicines Co. (The) (a)	3,120

	Total Health Care	27,005

	Industrials — 12.7%
	Aerospace & Defense — 1.4%
50	Ceradyne, Inc. (a)	1,326
100	Cubic Corp.	4,376
357	GenCorp, Inc. (a)	1,901

		7,603

	Air Freight & Logistics — 0.3%
16	Atlas Air Worldwide Holdings, Inc. (a)	607
190	Pacer International, Inc. (a)	1,015

		1,622

	Airlines — 1.0%
23	Alaska Air Group, Inc. (a)	1,727
128	Hawaiian Holdings, Inc. (a)	741
223	Republic Airways Holdings, Inc. (a)	765
171	SkyWest, Inc.	2,147

		5,380

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.9%
167	Gibraltar Industries, Inc. (a)	2,330
121	NCI Building Systems, Inc. (a)	1,318
68	Quanex Building Products Corp.	1,017
19	Trex Co., Inc. (a)	433

		5,098

	Commercial Services & Supplies — 1.6%
102	ACCO Brands Corp. (a) (m)	983
63	American Reprographics Co. (a)	287
356	EnergySolutions, Inc. (a)	1,099
58	G&K Services, Inc., Class A	1,683
62	HNI Corp.	1,624
29	Knoll, Inc.	426
133	Steelcase, Inc., Class A	993
57	United Stationers, Inc.	1,846

		8,941

	Construction & Engineering — 1.2%
44	Argan, Inc.	671
74	Comfort Systems USA, Inc.	792
162	EMCOR Group, Inc.	4,335
38	Michael Baker Corp. (a)	749
32	Pike Electric Corp. (a)	232

		6,779

	Electrical Equipment — 0.2%
62	LSI Industries, Inc.	374
28	Powell Industries, Inc. (a)	885

		1,259

	Industrial Conglomerates — 0.3%
48	Standex International Corp.	1,623

	Machinery — 2.8%
50	AGCO Corp. (a) (m)	2,144
62	American Railcar Industries, Inc. (a)	1,484
3	Ampco-Pittsburgh Corp.	51
150	Briggs & Stratton Corp.	2,325
10	Cascade Corp.	476
161	Douglas Dynamics, Inc.	2,351
105	Federal Signal Corp. (a)	437
51	Hurco Cos., Inc. (a)	1,071
33	Kadant, Inc. (a)	744
150	Meritor, Inc. (a)	796
37	Mueller Industries, Inc.	1,402
155	Mueller Water Products, Inc., Class A	379
18	NACCO Industries, Inc., Class A	1,624
11	Watts Water Technologies, Inc., Class A	373

		15,657

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Marine — 0.1%
111	Excel Maritime Carriers Ltd., (Greece) (a) (c)	161
31	International Shipholding Corp.	576

		737

	Professional Services — 0.3%
12	Barrett Business Services, Inc.	231
5	FTI Consulting, Inc. (a)	191
47	ICF International, Inc. (a)	1,160

		1,582

	Road & Rail — 1.1%
2	Amerco, Inc.	186
30	Arkansas Best Corp.	582
26	Celadon Group, Inc.	310
21	Heartland Express, Inc.	296
61	RailAmerica, Inc. (a)	901
132	Saia, Inc. (a)	1,647
76	Werner Enterprises, Inc.	1,834

		5,756

	Trading Companies & Distributors — 1.2%
85	Aircastle Ltd.	1,079
131	Applied Industrial Technologies, Inc.	4,602
14	Interline Brands, Inc. (a)	222
32	TAL International Group, Inc.	933

		6,836

	Transportation Infrastructure — 0.3%
105	Wesco Aircraft Holdings, Inc. (a)	1,465

	Total Industrials	70,338

	Information Technology — 10.8%
	Communications Equipment — 1.8%
103	Arris Group, Inc. (a)	1,111
39	Bel Fuse, Inc., Class B	740
57	Black Box Corp.	1,596
174	Comtech Telecommunications Corp.	4,977
9	InterDigital, Inc.	375
46	Oplink Communications, Inc. (a)	754
21	Tekelec (a)	226

		9,779

	Computers & Peripherals — 0.7%
28	Dot Hill Systems Corp. (a)	37
200	Electronics for Imaging, Inc. (a)	2,847
35	Fusion-io, Inc. (a) (c)	837
55	Imation Corp. (a)	314

		4,035

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 2.5%
50	Agilysys, Inc. (a)	397
9	Anixter International, Inc. (a)	549
82	Cognex Corp.	2,924
82	Coherent, Inc. (a)	4,307
88	Methode Electronics, Inc.	727
43	Newport Corp. (a)	589
55	Park Electrochemical Corp.	1,417
30	Richardson Electronics Ltd.	372
42	Tech Data Corp. (a)	2,075
75	Vishay Intertechnology, Inc. (a)	672

		14,029

	Internet Software & Services — 0.3%
15	Demand Media, Inc. (a)	96
227	United Online, Inc.	1,234
8	Zillow, Inc. (a)	184

		1,514

	IT Services — 1.5%
30	CACI International, Inc., Class A (a)	1,667
94	CIBER, Inc. (a)	365
94	Convergys Corp. (a)	1,194
156	CSG Systems International, Inc. (a)	2,299
62	Euronet Worldwide, Inc. (a)	1,151
161	Global Cash Access Holdings, Inc. (a)	717
33	Stream Global Services, Inc. (a)	109
32	Unisys Corp. (a)	632

		8,134

	Semiconductors & Semiconductor Equipment — 2.3%
73	Brooks Automation, Inc.	748
58	DSP Group, Inc. (a)	303
67	Exar Corp. (a)	433
77	Integrated Device Technology, Inc. (a)	418
92	Intermolecular, Inc. (a)	788
35	IXYS Corp. (a)	379
163	Lattice Semiconductor Corp. (a)	967
336	LTX-Credence Corp. (a)	1,795
36	Microsemi Corp. (a)	601
53	MIPS Technologies, Inc. (a)	237
62	Novellus Systems, Inc. (a)	2,552
31	Photronics, Inc. (a)	189
57	RF Micro Devices, Inc. (a)	310
53	Rudolph Technologies, Inc. (a)	492
65	Sigma Designs, Inc. (a)	390
24	Supertex, Inc. (a)	451
96	Tessera Technologies, Inc. (a)	1,603

		12,656

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — 1.7%
189	Aspen Technology, Inc. (a)	3,278
21	EPIQ Systems, Inc.	257
55	Fair Isaac Corp.	1,978
7	Imperva, Inc. (a)	254
11	Jive Software, Inc. (a)	168
6	MicroStrategy, Inc., Class A (a)	639
27	S1 Corp. (a)	261
8	Tangoe, Inc. (a)	119
107	TIBCO Software, Inc. (a)	2,558

		9,512

	Total Information Technology	59,659

	Materials — 5.1%
	Chemicals — 2.1%
33	Georgia Gulf Corp. (a)	651
82	Innophos Holdings, Inc.	4,001
65	Minerals Technologies, Inc.	3,669
156	Spartech Corp. (a)	738
124	Tredegar Corp.	2,753

		11,812

	Construction Materials — 0.0% (g)
29	Headwaters, Inc. (a)	64

	Containers & Packaging — 0.6%
173	Graphic Packaging Holding Co. (a)	739
184	Myers Industries, Inc.	2,269

		3,008

	Metals & Mining — 1.4%
59	AM Castle & Co. (a)	555
75	Coeur d’Alene Mines Corp. (a)	1,798
245	Hecla Mining Co.	1,284
246	Worthington Industries, Inc.	4,030

		7,667

	Paper & Forest Products — 1.0%
36	Buckeye Technologies, Inc.	1,194
19	Domtar Corp., (Canada)	1,495
83	Neenah Paper, Inc.	1,848
81	PH Glatfelter Co.	1,140

		5,677

	Total Materials	28,228

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.4%
113	Alaska Communications Systems Group, Inc.	340
25	Boingo Wireless, Inc. (a)	218

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
42	Consolidated Communications Holdings, Inc.	799
389	Vonage Holdings Corp. (a)	953

		2,310

	Wireless Telecommunication Services — 0.3%
103	USA Mobility, Inc.	1,427

	Total Telecommunication Services	3,737

	Utilities — 6.9%
	Electric Utilities — 2.3%
157	El Paso Electric Co.	5,442
207	Portland General Electric Co.	5,237
54	UniSource Energy Corp.	1,979

		12,658

	Gas Utilities — 2.6%
91	AGL Resources, Inc.	3,833
136	Laclede Group, Inc. (The)	5,516
12	New Jersey Resources Corp.	595
24	Piedmont Natural Gas Co., Inc.	819
80	Southwest Gas Corp.	3,382

		14,145

	Multi-Utilities — 1.8%
182	Avista Corp.	4,697
150	NorthWestern Corp.	5,354

		10,051

	Water Utilities — 0.2%
34	California Water Service Group	623
34	Consolidated Water Co., Ltd., (Cayman Islands)	288

		911

	Total Utilities	37,765

	Total Common Stocks (Cost $487,481)	535,544

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
1,765	U.S. Treasury Note, 0.500%, 11/30/12 (k) (Cost $1,771)	1,771

SHARES
Short-Term Investment — 2.3%
	Investment Company — 2.3%
12,803	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $12,803)	12,803

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment of Cash Collateral for Securities on Loan — 0.5%
	Investment Company — 0.5%
2,651	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $2,651)	2,651

	Total Investments — 100.1% (Cost $504,706)	552,769
	Liabilities in Excess of Other Assets — (0.1)%	(518)

	NET ASSETS — 100.0%	$552,251

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
175	E-mini Russell 2000	03/16/12	$12,929	$(11)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.9%
		Consumer Discretionary — 15.9%
		Auto Components — 0.6%
6		Dana Holding Corp. (a)	73
24		Spartan Motors, Inc.	117
9		Superior Industries International, Inc.	155

			345

		Diversified Consumer Services — 0.6%
5		Coinstar, Inc. (a)	210
7		Regis Corp.	119
3		School Specialty, Inc. (a)	9

			338

		Hotels, Restaurants & Leisure — 3.3%
19		Ameristar Casinos, Inc.	336
2		Biglari Holdings, Inc. (a)	700
2		Cheesecake Factory, Inc. (The) (a)	45
—	(h)	DineEquity, Inc. (a)	13
11		Monarch Casino & Resort, Inc. (a)	113
14		Multimedia Games Holding Co., Inc. (a)	110
19		O’Charley’s, Inc. (a)	102
6		PF Chang’s China Bistro, Inc.	192
7		Red Robin Gourmet Burgers, Inc. (a)	194
27		Town Sports International Holdings, Inc. (a)	201

			2,006

		Household Durables — 2.4%
23		American Greetings Corp., Class A (c)	288
7		Blyth, Inc.	386
6		CSS Industries, Inc.	119
19		Leggett & Platt, Inc.	438
15		Lifetime Brands, Inc.	183
1		Skullcandy, Inc. (a)	18

			1,432

		Internet & Catalog Retail — 0.1%
5		PetMed Express, Inc.	48

		Leisure Equipment & Products — 1.7%
15		Arctic Cat, Inc. (a)	331
11		Brunswick Corp.	199
38		JAKKS Pacific, Inc.	529

			1,059

		Media — 2.6%
17		Entercom Communications Corp., Class A (a)	104
2		Fisher Communications, Inc. (a)	46
21		Global Sources Ltd., (Bermuda) (a)	100
10		Journal Communications, Inc., Class A (a)	44
39		McClatchy Co. (The), Class A (a) (c)	93

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
19	Nexstar Broadcasting Group, Inc., Class A (a)	152
12	Outdoor Channel Holdings, Inc.	89
2	Pandora Media, Inc. (a)	21
15	Scholastic Corp.	455
41	Sinclair Broadcast Group, Inc., Class A	467

		1,571

	Multiline Retail — 0.8%
11	Dillard’s, Inc., Class A	480

	Specialty Retail — 2.7%
9	Barnes & Noble, Inc. (a)	135
8	Build-A-Bear Workshop, Inc. (a)	66
359	Coldwater Creek, Inc. (a)	424
36	Conn’s, Inc. (a)	402
28	Finish Line, Inc. (The), Class A	532
2	Rent-A-Center, Inc.	55
2	Teavana Holdings, Inc. (a)	39

		1,653

	Textiles, Apparel & Luxury Goods — 1.1%
39	Liz Claiborne, Inc. (a) (c)	336
7	Oxford Industries, Inc.	316

		652

	Total Consumer Discretionary	9,584

	Consumer Staples — 4.0%
	Food & Staples Retailing — 1.2%
1	Arden Group, Inc., Class A	99
5	Fresh Market, Inc. (The) (a)	212
341	Rite Aid Corp. (a)	429

		740

	Food Products — 1.2%
7	B&G Foods, Inc.	178
7	Diamond Foods, Inc.	226
18	Imperial Sugar Co.	63
44	Smart Balance, Inc. (a)	237

		704

	Personal Products — 0.4%
1	Herbalife Ltd., (Cayman Islands)	36
4	Nature’s Sunshine Products, Inc. (a)	56
13	Prestige Brands Holdings, Inc. (a)	141

		233

	Tobacco — 1.2%
16	Universal Corp.	754

	Total Consumer Staples	2,431

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Energy — 6.2%
		Energy Equipment & Services — 1.6%
90		Cal Dive International, Inc. (a)	202
6		Complete Production Services, Inc. (a)	188
4		Dresser-Rand Group, Inc. (a)	200
10		Geokinetics, Inc. (a)	22
2		Gulf Island Fabrication, Inc.	61
11		Hercules Offshore, Inc. (a)	48
6		ION Geophysical Corp. (a)	39
1		Parker Drilling Co. (a)	9
4		Patterson-UTI Energy, Inc.	80
9		Pioneer Drilling Co. (a)	83

			932

		Oil, Gas & Consumable Fuels — 4.6%
3		Alon USA Energy, Inc.	27
2		Bonanza Creek Energy, Inc. (a)	30
1		Clayton Williams Energy, Inc. (a)	68
16		Cloud Peak Energy, Inc. (a)	309
1		Contango Oil & Gas Co. (a)	76
6		CVR Energy, Inc. (a)	112
19		Delek U.S. Holdings, Inc.	219
28		Energy Partners Ltd. (a)	401
—	(h)	Isramco, Inc. (a)	20
—	(h)	KiOR, Inc., Class A (a)	3
6		McMoRan Exploration Co. (a)	87
1		Panhandle Oil and Gas, Inc., Class A	29
24		Petroquest Energy, Inc. (a)	158
2		Solazyme, Inc. (a)	25
9		Stone Energy Corp. (a)	235
5		Swift Energy Co. (a)	146
31		VAALCO Energy, Inc. (a)	186
30		W&T Offshore, Inc.	626
2		Western Refining, Inc. (a)	28
1		Westmoreland Coal Co. (a)	8

			2,793

		Total Energy	3,725

		Financials — 22.0%
		Capital Markets — 1.4%
4		Affiliated Managers Group, Inc. (a)	384
5		Federated Investors, Inc., Class B	74
34		Investment Technology Group, Inc. (a)	362
1		Janus Capital Group, Inc.	6
3		Manning & Napier, Inc. (a)	42

			868

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 5.7%
4	1st Source Corp.	101
9	BancFirst Corp.	334
19	BancorpSouth, Inc.	212
4	Banner Corp.	69
6	BBCN Bancorp, Inc. (a)	60
7	Cathay General Bancorp	111
1	Citizens & Northern Corp.	17
9	City Holding Co. (c)	302
6	CoBiz Financial, Inc.	35
8	Financial Institutions, Inc.	129
54	First Commonwealth Financial Corp.	283
7	First Financial Bancorp	118
4	First Interstate Bancsystem, Inc.	48
2	First Merchants Corp.	18
13	FNB Corp.	141
4	Heartland Financial USA, Inc.	61
5	MainSource Financial Group, Inc.	43
15	Oriental Financial Group, Inc.	185
6	PacWest Bancorp	106
4	Sierra Bancorp	39
5	Simmons First National Corp., Class A	144
20	Southwest Bancorp, Inc. (a)	121
2	StellarOne Corp.	24
11	Suffolk Bancorp (a)	123
12	Susquehanna Bancshares, Inc.	100
2	SVB Financial Group (a) (c)	100
19	TCF Financial Corp. (c)	200
2	UMB Financial Corp.	89
6	West Bancorp, Inc.	54
13	Wilshire Bancorp, Inc. (a)	46

		3,413

	Consumer Finance — 2.4%
9	Advance America Cash Advance Centers, Inc.	77
4	Credit Acceptance Corp. (a)	313
25	DFC Global Corp. (a)	444
8	World Acceptance Corp. (a)	588

		1,422

	Diversified Financial Services — 0.4%
7	Marlin Business Services Corp.	93
12	PHH Corp. (a)	129

		222

	Insurance — 2.6%
26	American Equity Investment Life Holding Co.	265
2	Aspen Insurance Holdings Ltd., (Bermuda)	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
3	Axis Capital Holdings Ltd., (Bermuda)	96
35	CNO Financial Group, Inc. (a)	218
1	Delphi Financial Group, Inc., Class A	40
6	Meadowbrook Insurance Group, Inc.	68
4	Navigators Group, Inc. (The) (a)	167
8	Platinum Underwriters Holdings Ltd., (Bermuda)	276
4	ProAssurance Corp.	279
14	Symetra Financial Corp.	122

		1,587

	Real Estate Investment Trusts (REITs) — 8.5%
4	Agree Realty Corp.	85
35	Anworth Mortgage Asset Corp.	217
8	Ashford Hospitality Trust, Inc.	64
2	Associated Estates Realty Corp.	24
4	BioMed Realty Trust, Inc.	72
33	Capstead Mortgage Corp.	409
9	CBL & Associates Properties, Inc.	140
2	Colonial Properties Trust	44
25	Coresite Realty Corp.	444
19	DCT Industrial Trust, Inc. (c)	97
10	DiamondRock Hospitality Co.	95
4	EastGroup Properties, Inc.	174
9	Education Realty Trust, Inc.	88
2	Equity Lifestyle Properties, Inc.	100
3	First Industrial Realty Trust, Inc. (a)	32
5	Home Properties, Inc.	282
9	Hospitality Properties Trust	205
17	Lexington Realty Trust	128
15	LTC Properties, Inc.	463
24	MFA Financial, Inc.	162
1	Mid-America Apartment Communities, Inc.	56
14	Mission West Properties, Inc.	125
14	MPG Office Trust, Inc. (a) (c)	29
11	Pennsylvania Real Estate Investment Trust	119
14	Potlatch Corp.	432
9	PS Business Parks, Inc.	516
17	Ramco-Gershenson Properties Trust	166
6	Saul Centers, Inc.	213
3	Taubman Centers, Inc.	161

		5,142

	Thrifts & Mortgage Finance — 1.0%
6	Astoria Financial Corp.	52
2	BankFinancial Corp.	8
2	Capitol Federal Financial, Inc.	17

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — Continued
6	OceanFirst Financial Corp.	79
31	Ocwen Financial Corp. (a)	446

		602

	Total Financials	13,256

	Health Care — 12.1%
	Biotechnology — 3.7%
15	Achillion Pharmaceuticals, Inc. (a)	117
9	Acorda Therapeutics, Inc. (a)	212
13	Aegerion Pharmaceuticals, Inc. (a)	211
20	Anthera Pharmaceuticals, Inc. (a)	120
24	Ariad Pharmaceuticals, Inc. (a)	289
24	ArQule, Inc. (a)	135
6	AVEO Pharmaceuticals, Inc. (a)	103
31	BioCryst Pharmaceuticals, Inc. (a) (c)	77
15	Chelsea Therapeutics International Ltd. (a)	74
49	Dynavax Technologies Corp. (a)	162
16	Inhibitex, Inc. (a)	173
9	InterMune, Inc. (a)	116
5	Onyx Pharmaceuticals, Inc. (a)	211
96	Orexigen Therapeutics, Inc. (a)	154
41	Savient Pharmaceuticals, Inc. (a)	91

		2,245

	Health Care Equipment & Supplies — 3.2%
3	AngioDynamics, Inc. (a)	49
16	CONMED Corp. (a)	401
26	Greatbatch, Inc. (a)	570
19	Invacare Corp.	286
140	RTI Biologics, Inc. (a)	620

		1,926

	Health Care Providers & Services — 3.1%
33	Alliance HealthCare Services, Inc. (a)	42
11	American Dental Partners, Inc. (a)	215
2	AMERIGROUP Corp. (a)	88
33	CardioNet, Inc. (a)	77
50	Cross Country Healthcare, Inc. (a)	279
6	Magellan Health Services, Inc. (a)	277
4	Molina Healthcare, Inc. (a)	85
23	Skilled Healthcare Group, Inc., Class A (a)	125
9	Team Health Holdings, Inc. (a)	199
9	WellCare Health Plans, Inc. (a)	467

		1,854

	Health Care Technology — 0.2%
13	MedAssets, Inc. (a)	116

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 0.6%
35	Affymetrix, Inc. (a)	144
1	Mettler-Toledo International, Inc. (a)	89
40	Pacific Biosciences of California, Inc. (a)	113

		346

	Pharmaceuticals — 1.3%
8	MAP Pharmaceuticals, Inc. (a)	105
11	Medicis Pharmaceutical Corp., Class A	373
29	Nektar Therapeutics (a)	164
15	Vivus, Inc. (a)	150

		792

	Total Health Care	7,279

	Industrials — 14.0%
	Aerospace & Defense — 1.4%
15	Cubic Corp.	636
39	GenCorp, Inc. (a) (c)	209

		845

	Air Freight & Logistics — 0.3%
29	Pacer International, Inc. (a)	153
2	Park-Ohio Holdings Corp. (a)	37

		190

	Airlines — 0.3%
32	Hawaiian Holdings, Inc. (a)	186

	Building Products — 0.6%
27	Gibraltar Industries, Inc. (a)	376

	Commercial Services & Supplies — 2.7%
27	ACCO Brands Corp. (a)	264
30	American Reprographics Co. (a)	136
9	Deluxe Corp.	214
19	EnergySolutions, Inc. (a)	59
4	G&K Services, Inc., Class A	116
13	Intersections, Inc.	144
33	Knoll, Inc.	489
2	Portfolio Recovery Associates, Inc. (a)	135
2	Standard Parking Corp. (a)	43
4	Steelcase, Inc., Class A	28

		1,628

	Construction & Engineering — 1.0%
6	Argan, Inc.	91
19	EMCOR Group, Inc.	520

		611

	Electrical Equipment — 0.5%
6	Acuity Brands, Inc.	297

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 0.4%
6	Standex International Corp.	219

	Machinery — 3.9%
1	Ampco-Pittsburgh Corp.	19
1	Cascade Corp.	61
16	Douglas Dynamics, Inc.	240
11	Hurco Cos., Inc. (a)	227
2	Kadant, Inc. (a)	34
9	Mueller Industries, Inc.	342
1	NACCO Industries, Inc., Class A	80
16	Nordson Corp.	643
16	Sauer-Danfoss, Inc. (a)	579
9	Trimas Corp. (a)	154

		2,379

	Professional Services — 0.3%
9	Barrett Business Services, Inc.	181

	Road & Rail — 1.5%
6	Arkansas Best Corp.	118
2	Celadon Group, Inc.	28
4	Con-way, Inc.	117
9	Heartland Express, Inc.	127
15	RailAmerica, Inc. (a)	226
21	Saia, Inc. (a)	258

		874

	Trading Companies & Distributors — 0.8%
9	Aircastle Ltd.	113
6	Applied Industrial Technologies, Inc.	225
6	TAL International Group, Inc.	162

		500

	Transportation Infrastructure — 0.3%
13	Wesco Aircraft Holdings, Inc. (a)	176

	Total Industrials	8,462

	Information Technology — 15.3%
	Communications Equipment — 2.2%
6	Arris Group, Inc. (a)	69
9	Black Box Corp.	241
6	Comtech Telecommunications Corp.	183
11	InterDigital, Inc. (c)	484
11	Oplink Communications, Inc. (a)	188
4	Plantronics, Inc.	125

		1,290

	Computers & Peripherals — 0.4%
3	Dot Hill Systems Corp. (a)	4
6	Electronics for Imaging, Inc. (a)	80

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — Continued
4	Fusion-io, Inc. (a) (c)	97
13	Imation Corp. (a)	73

		254

	Electronic Equipment, Instruments & Components — 2.1%
4	Agilysys, Inc. (a)	35
36	Brightpoint, Inc. (a)	386
16	Checkpoint Systems, Inc. (a)	170
9	Coherent, Inc. (a)	450
4	Newport Corp. (a)	54
18	Pulse Electronics Corp.	51
4	RadiSys Corp. (a) (c)	18
2	Richardson Electronics Ltd.	29
9	Vishay Intertechnology, Inc. (a)	80

		1,273

	Internet Software & Services — 0.5%
2	Ancestry.com, Inc. (a)	35
2	Demand Media, Inc. (a)	14
3	InfoSpace, Inc. (a)	33
4	OpenTable, Inc. (a)	172
1	Zillow, Inc. (a)	29

		283

	IT Services — 1.0%
2	CACI International, Inc., Class A (a)	129
5	CSG Systems International, Inc. (a)	72
6	Global Cash Access Holdings, Inc. (a)	28
4	Heartland Payment Systems, Inc.	85
1	TNS, Inc. (a)	16
4	Unisys Corp. (a)	81
5	VeriFone Systems, Inc. (a)	191

		602

	Semiconductors & Semiconductor Equipment — 3.8%
4	ATMI, Inc. (a)	70
6	Brooks Automation, Inc.	65
6	Cirrus Logic, Inc. (a)	101
4	Cymer, Inc. (a)	219
4	DSP Group, Inc. (a)	19
25	GT Advanced Technologies, Inc. (a)	178
7	Integrated Device Technology, Inc. (a)	38
11	Intermolecular, Inc. (a)	91
7	Kulicke & Soffa Industries, Inc. (a)	64
11	Lattice Semiconductor Corp. (a)	68
64	LSI Corp. (a)	378
60	LTX-Credence Corp. (a)	318

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
30	Micrel, Inc.	298
2	Novellus Systems, Inc. (a)	87
21	RF Micro Devices, Inc. (a)	111
8	Rudolph Technologies, Inc. (a)	74
4	Semtech Corp. (a)	109

		2,288

	Software — 5.3%
27	Aspen Technology, Inc. (a)	475
5	EPIQ Systems, Inc.	57
4	Fair Isaac Corp.	143
1	Imperva, Inc. (a)	24
4	JDA Software Group, Inc. (a)	124
1	Jive Software, Inc. (a)	19
18	Manhattan Associates, Inc. (a)	712
3	MicroStrategy, Inc., Class A (a)	282
38	Monotype Imaging Holdings, Inc. (a)	585
2	Quest Software, Inc. (a)	39
1	Tangoe, Inc. (a)	14
41	TeleNav, Inc. (a)	320
6	TIBCO Software, Inc. (a)	144
15	Websense, Inc. (a)	274

		3,212

	Total Information Technology	9,202

	Materials — 4.6%
	Chemicals — 2.1%
10	Georgia Gulf Corp. (a)	199
3	Innophos Holdings, Inc.	165
12	Minerals Technologies, Inc.	678
9	Tredegar Corp.	198

		1,240

	Containers & Packaging — 0.6%
15	Graphic Packaging Holding Co. (a)	65
23	Myers Industries, Inc.	279

		344

	Metals & Mining — 1.0%
7	Coeur d’Alene Mines Corp. (a)	157
16	Hecla Mining Co. (c)	83
24	Worthington Industries, Inc.	387

		627

	Paper & Forest Products — 0.9%
6	Buckeye Technologies, Inc.	187
2	Domtar Corp., (Canada)	160
7	Neenah Paper, Inc.	156

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Paper & Forest Products — Continued
5	PH Glatfelter Co.	69

		572

	Total Materials	2,783

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
5	Boingo Wireless, Inc. (a)	44
9	Cincinnati Bell, Inc. (a)	27
16	Consolidated Communications Holdings, Inc.	305
106	Vonage Holdings Corp. (a)	260

		636

	Wireless Telecommunication Services — 0.0% (g)
1	USA Mobility, Inc.	9

	Total Telecommunication Services	645

	Utilities — 3.7%
	Electric Utilities — 1.3%
9	El Paso Electric Co.	308
13	Portland General Electric Co.	321
4	UniSource Energy Corp.	148

		777

	Gas Utilities — 1.3%
5	AGL Resources, Inc.	226
2	Laclede Group, Inc. (The)	97
2	New Jersey Resources Corp.	118
6	Piedmont Natural Gas Co., Inc.	191
4	Southwest Gas Corp.	170

		802

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.1%
19	NorthWestern Corp.	680

	Total Utilities	2,259

	Total Common Stocks (Cost $53,578)	59,626

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
225	U.S. Treasury Notes, 0.500%, 11/30/12 (k) (Cost $226)	226

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
887	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $887)	887

Investment of Cash Collateral for Securities on Loan — 1.7%
	Investment Company — 1.7%
1,045	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $1,045)	1,045

	Total Investments — 102.5% (Cost $55,736)	61,784
	Liabilities in Excess of Other Assets — (2.5)%	(1,494)

	NET ASSETS — 100.0%	$60,290

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	E-mini Russell 2000	03/16/12	$296	$—	(a)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF December 31, 2011 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$324,641		$372,322		$2,150,716
Investments in affiliates, at value	11,111		11,130		89,819

Total investment securities, at value	335,752		383,452		2,240,535
Receivables:
Investment securities sold	—		744		3,002
Fund shares sold	1,599		447		2,427
Interest and dividends from non-affiliates	116		609		3,298
Dividends from affiliates	—	(a)	1		7
Securities lending income	25		5		1

Total Assets	337,492		385,258		2,249,270

LIABILITIES:
Payables:
Investment securities purchased	—		2,151		4,008
Collateral for securities lending program	4,792		1,852		351
Fund shares redeemed	1,010		—	(a)	11,184
Variation margin on futures contracts	—		36		—
Accrued liabilities:
Investment advisory fees	182		208		1,012
Administration fees	25		18		169
Shareholder servicing fees	51		—		310
Distribution fees	64		—		156
Custodian and accounting fees	15		7		37
Trustees’ and Chief Compliance Officer’s fees	4		1		1
Other	206		255		933

Total Liabilities	6,349		4,528		18,161

Net Assets	$331,143		$380,730		$2,231,109

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$315,306	$377,962	$1,785,420
Accumulated undistributed (distributions in excess of) net investment income (loss)	(1,381)	1,320	890
Accumulated net realized gains (losses)	(19,790)	(69,796)	21,203
Net unrealized appreciation (depreciation)	37,008	71,244	423,596

Total Net Assets	$331,143	$380,730	$2,231,109

Net Assets:
Class A	$139,068	$—	$591,169
Class B	1,224	—	10,751
Class C	52,372	—	34,313
Class R2	—	—	5,121
Class R5	—	—	590,072
Select Class	138,479	380,730	999,683

Total	$331,143	$380,730	$2,231,109

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,771	—	18,038
Class B	77	—	386
Class C	3,296	—	1,235
Class R2	—	—	157
Class R5	—	—	16,472
Select Class	7,293	10,998	27,919

Net Asset Value (b):
Class A — Redemption price per share	$17.90	$—	$32.77
Class B — Offering price per share (c)	15.92	—	27.83
Class C — Offering price per share (c)	15.89	—	27.78
Class R2 — Offering and redemption price per share	—	—	32.50
Class R5 — Offering and redemption price per share	—	—	35.82
Select Class — Offering and redemption price per share	18.99	34.62	35.81
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.89	$—	$34.59

Cost of investments in non-affiliates	$287,633	$301,130	$1,727,120
Cost of investments in affiliates	11,111	11,130	89,819
Value of securities on loan	4,634	1,793	338

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund		Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$719,477		$537,315	$59,852
Investments in affiliates, at value	21,839		15,454	1,932

Total investment securities, at value	741,316		552,769	61,784
Receivables:
Investment securities sold	236		131	90
Fund shares sold	1,319		5,116	28
Interest and dividends from non-affiliates	260		1,306	96
Dividends from affiliates	1		1	—	(a)
Securities lending income	81		4	2
Prepaid expenses and other assets	—		—	31

Total Assets	743,213		559,327	62,031

LIABILITIES:
Payables:
Investment securities purchased	—		2,134	592
Collateral for securities lending program	9,494		2,651	1,045
Fund shares redeemed	7,292		1,577	50
Variation margin on futures contracts	—		48	1
Accrued liabilities:
Investment advisory fees	339		294	1
Administration fees	—	(a)	13	5
Shareholder servicing fees	103		52	11
Distribution fees	76		62	2
Custodian and accounting fees	12		18	9
Trustees’ and Chief Compliance Officer’s fees	10		1	1
Other	154		226	24

Total Liabilities	17,480		7,076	1,741

Net Assets	$725,733		$552,251	$60,290

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$648,527	$581,940	$64,524
Accumulated undistributed (distributions in excess of) net investment income (loss)	(1,509)	316	161
Accumulated net realized gains (losses)	1,237	(78,057)	(10,443)
Net unrealized appreciation (depreciation)	77,478	48,052	6,048

Total Net Assets	$725,733	$552,251	$60,290

Net Assets:
Class A	$225,190	$187,749	$7,225
Class B	4,329	4,643	—
Class C	25,019	26,547	1,226
Class R2	20,081	5,328	52
Class R5	—	12,204	—
Class R6	115,685	123,756	52
Institutional Class	215,869	—	14,678
Select Class	119,560	192,024	37,057

Total	$725,733	$552,251	$60,290

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	21,349	10,869	768
Class B	501	304	—
Class C	2,769	1,755	132
Class R2	1,919	309	6
Class R5	—	676	—
Class R6	10,322	6,856	6
Institutional Class	19,281	—	1,544
Select Class	10,796	10,643	3,891

Net Asset Value (b):
Class A — Redemption price per share	$10.55	$17.27	$9.41
Class B — Offering price per share (c)	8.64	15.26	—
Class C — Offering price per share (c)	9.03	15.13	9.28
Class R2 — Offering and redemption price per share	10.46	17.22	9.37
Class R5 — Offering and redemption price per share	—	18.04	—
Class R6 — Offering and redemption price per share	11.21	18.05	9.50
Institutional Class — Offering and redemption price per share	11.20	—	9.50
Select Class — Offering and redemption price per share	11.07	18.04	9.52
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.13	$18.23	$9.93

Cost of investments in non-affiliates	$641,999	$489,252	$53,804
Cost of investments in affiliates	21,839	15,454	1,932
Value of securities on loan	9,247	2,522	1,013

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—
Dividend income from non-affiliates	856	2,910	17,288
Dividend income from affiliates	2	4	24
Income from securities lending (net)	375	110	38

Total investment income	1,233	3,026	17,350

EXPENSES:
Investment advisory fees	1,082	1,268	7,347
Administration fees	147	172	999
Distribution fees:
Class A	176	—	763
Class B	5	—	42
Class C	202	—	131
Class R2	—	—	12
Shareholder servicing fees:
Class A	175	—	763
Class B	2	—	14
Class C	67	—	43
Class R2	—	—	6
Class R5	—	—	139
Select Class	172	488	1,306
Custodian and accounting fees	20	25	53
Professional fees	23	26	32
Trustees’ and Chief Compliance Officer’s fees	5	2	12
Printing and mailing costs	52	134	220
Registration and filing fees	38	12	63
Transfer agent fees	266	3	1,587
Other	4	2	9

Total expenses	2,436	2,132	13,541

Less amounts waived	(102)	(584)	(1,744)
Less earnings credits	— (a)	— (a)	—

Net expenses	2,334	1,548	11,797

Net investment income (loss)	(1,101)	1,478	5,553

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(688)	(7,119)	38,679
Futures	—	4,085	—

Net realized gain (loss)	(688)	(3,034)	38,679

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(42,676)	(47,370)	(191,495)
Futures	—	(3,790)	—

Change in net unrealized appreciation (depreciation)	(42,676)	(51,160)	(191,495)

Net realized/unrealized gains (losses)	(43,364)	(54,194)	(152,816)

Change in net assets resulting from operations	$(44,465)	$(52,716)	$(147,263)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$— (a)
Dividend income from non-affiliates	1,785	5,758	487
Dividend income from affiliates	7	6	1
Income from securities lending (net)	927	145	25

Total investment income	2,719	5,911	513

EXPENSES:
Investment advisory fees	2,274	1,692	193
Administration fees	309	230	28
Distribution fees:
Class A	295	230	10
Class B	18	19	—
Class C	98	100	5
Class R2	45	14	— (a)
Shareholder servicing fees:
Class A	295	229	10
Class B	6	7	—
Class C	33	33	1
Class R2	23	7	— (a)
Class R5	—	4	—
Institutional Class	101	—	9
Select Class	144	219	47
Custodian and accounting fees	27	25	22
Interest expense to affiliates	—	—	— (a)
Professional fees	25	25	26
Trustees’ and Chief Compliance Officer’s fees	3	3	1
Printing and mailing costs	59	51	5
Registration and filing fees	54	45	31
Transfer agent fees	498	314	24
Other	9	5	3

Total expenses	4,316	3,252	415

Less amounts waived	(647)	(367)	(93)
Less earnings credits	— (a)	— (a)	—

Net expenses	3,669	2,885	322

Net investment income (loss)	(950)	3,026	191

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,039	(7,579)	(3,855)
Futures	—	(1,135)	(11)

Net realized gain (loss)	9,039	(8,714)	(3,866)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(91,151)	(40,614)	(5,418)
Futures	—	(678)	(96)

Change in net unrealized appreciation (depreciation)	(91,151)	(41,292)	(5,514)

Net realized/unrealized gains (losses)	(82,112)	(50,006)	(9,380)

Change in net assets resulting from operations	$(83,062)	$(46,980)	$(9,189)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,101)	$(2,511)	$1,478	$2,023
Net realized gain (loss)	(688)	28,202	(3,034)	48,384
Change in net unrealized appreciation (depreciation)	(42,676)	65,759	(51,160)	113,851

Change in net assets resulting from operations	(44,465)	91,450	(52,716)	164,258

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	—	—	(2,078)	(1,795)

Total distributions to shareholders	—	—	(2,078)	(1,795)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(766)	112,643	(114,006)	(103,994)

NET ASSETS:
Change in net assets	(45,231)	204,093	(168,800)	58,469
Beginning of period	376,374	172,281	549,530	491,061

End of period	$331,143	$376,374	$380,730	$549,530

Accumulated undistributed (distributions in excess of) net investment income (loss)	$(1,381)	$(280)	$1,320	$1,920

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,553	$14,629	$(950)	$(3,206)
Net realized gain (loss)	38,679	94,478	9,039	70,690
Change in net unrealized appreciation (depreciation)	(191,495)	572,464	(91,151)	133,726

Change in net assets resulting from operations	(147,263)	681,571	(83,062)	201,210

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,784)	(1,060)	—	—
From net realized gains	(29,961)	(19,043)	(4,635)	—
Class B
From net realized gains	(645)	(506)	(107)	—
Class C
From net realized gains	(2,059)	(1,347)	(598)	—
Class R2
From net investment income	(6)	—	—	—
From net realized gains	(264)	(172)	(408)	—
Class R5
From net investment income	(4,589)	(1,948)	—	—
From net realized gains	(27,407)	(9,777)	—	—
Class R6 (a)
From net realized gains	—	—	(2,268)	—
Institutional Class
From net realized gains	—	—	(4,220)	—
Select Class
From net investment income	(5,722)	(4,611)	—	—
From net realized gains	(48,444)	(33,431)	(2,322)	—

Total distributions to shareholders	(120,881)	(71,895)	(14,558)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(25,340)	144,612	77,873	126,045

NET ASSETS:
Change in net assets	(293,484)	754,288	(19,747)	327,255
Beginning of period	2,524,593	1,770,305	745,480	418,225

End of period	$2,231,109	$2,524,593	$725,733	$745,480

Accumulated undistributed (distributions in excess of) net investment income (loss)	$890	$7,438	$(1,509)	$(559)

(a)	Commencement of offering of class of shares effective November 30, 2010 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$3,026	$3,987	$191	$141
Net realized gain (loss)	(8,714)	17,657	(3,866)	4,400
Change in net unrealized appreciation (depreciation)	(41,292)	107,369	(5,514)	10,055

Change in net assets resulting from operations	(46,980)	129,013	(9,189)	14,596

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(793)	(1,299)	—	(29)
Class B
From net investment income	(10)	(27)	—	—
Class C
From net investment income	(61)	(126)	—	—
Class R2 (a)
From net investment income	(17)	(29)	— (b)	—
Class R5
From net investment income	(67)	(293)	—	—
Class R6 (a) (c)
From net investment income	(689)	(700)	— (b)	—
Institutional Class
From net investment income	—	—	(59)	(46)
Select Class
From net investment income	(914)	(1,496)	(108)	(51)

Total distributions to shareholders	(2,551)	(3,970)	(167)	(126)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	29,405	18,276	495	18,766

NET ASSETS:
Change in net assets	(20,126)	143,319	(8,861)	33,236
Beginning of period	572,377	429,058	69,151	35,915

End of period	$552,251	$572,377	$60,290	$69,151

Accumulated undistributed (distributions in excess of) net investment income (loss)	$316	$(159)	$161	$137

(a)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.
(b)	Amount rounds to less than $1,000.
(c)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,914	$94,508	$—	$—
Cost of shares redeemed	(34,172)	(44,068)	—	—

Change in net assets from Class A capital transactions	$(1,258)	$50,440	$—	$—

Class B
Proceeds from shares issued	$3	$52	$—	$—
Cost of shares redeemed	(418)	(1,314)	—	—

Change in net assets from Class B capital transactions	$(415)	$(1,262)	$—	$—

Class C
Proceeds from shares issued	$9,241	$23,259	$—	$—
Cost of shares redeemed	(13,576)	(25,022)	—	—

Change in net assets from Class C capital transactions	$(4,335)	$(1,763)	$—	$—

Select Class
Proceeds from shares issued	$37,263	$110,890	$7,258	$50,308
Dividends and distributions reinvested	—	—	1,948	1,638
Cost of shares redeemed	(32,021)	(45,662)	(123,212)	(155,940)

Change in net assets from Select Class capital transactions	$5,242	$65,228	$(114,006)	$(103,994)

Total change in net assets from capital transactions	$(766)	$112,643	$(114,006)	$(103,994)

SHARE TRANSACTIONS:
Class A
Issued	1,892	5,157	—	—
Redeemed	(2,006)	(2,500)	—	—

Change in Class A Shares	(114)	2,657	—	—

Class B
Issued	— (a)	3	—	—
Redeemed	(27)	(87)	—	—

Change in Class B Shares	(27)	(84)	—	—

Class C
Issued	592	1,440	—	—
Redeemed	(872)	(1,584)	—	—

Change in Class C Shares	(280)	(144)	—	—

Select Class
Issued	2,028	5,859	218	1,456
Reinvested	—	—	56	45
Redeemed	(1,790)	(2,366)	(3,210)	(4,737)

Change in Select Class Shares	238	3,493	(2,936)	(3,236)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$78,595	$193,253	$45,100	$130,913
Dividends and distributions reinvested	27,280	17,092	4,446	—
Cost of shares redeemed	(136,425)	(211,462)	(59,834)	(76,654)

Change in net assets from Class A capital transactions	$(30,550)	$(1,117)	$(10,288)	$54,259

Class B
Proceeds from shares issued	$94	$154	$107	$731
Dividends and distributions reinvested	587	456	93	—
Cost of shares redeemed	(1,502)	(4,282)	(1,101)	(3,418)

Change in net assets from Class B capital transactions	$(821)	$(3,672)	$(901)	$(2,687)

Class C
Proceeds from shares issued	$1,406	$3,420	$2,046	$10,534
Dividends and distributions reinvested	1,591	1,029	488	—
Cost of shares redeemed	(3,641)	(7,383)	(4,832)	(7,197)

Change in net assets from Class C capital transactions	$(644)	$(2,934)	$(2,298)	$3,337

Class R2
Proceeds from shares issued	$1,219	$2,674	$7,448	$15,456
Dividends and distributions reinvested	114	55	377	—
Cost of shares redeemed	(797)	(3,719)	(1,651)	(2,622)

Change in net assets from Class R2 capital transactions	$536	$(990)	$6,174	$12,834

Class R5
Proceeds from shares issued	$113,621	$297,001	$—	$—
Dividends and distributions reinvested	30,874	11,063	—	—
Cost of shares redeemed	(66,139)	(96,978)	—	—

Change in net assets from Class R5 capital transactions	$78,356	$211,086	$—	$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$46,360	$79,204
Dividends and distributions reinvested	—	—	2,269	—
Cost of shares redeemed	—	—	(5,910)	(277)

Change in net assets from Class R6 capital transactions	$—	$—	$42,719	$78,927

Institutional Class
Proceeds from shares issued	$—	$—	$75,568	$128,356
Dividends and distributions reinvested	—	—	3,608	—
Cost of shares redeemed	—	—	(45,038)	(133,441)

Change in net assets from Institutional Class capital transactions	$—	$—	$34,138	$(5,085)

Select Class
Proceeds from shares issued	$128,567	$402,797	$33,373	$72,991
Dividends and distributions reinvested	47,155	26,913	1,909	—
Cost of shares redeemed	(247,939)	(487,471)	(26,953)	(88,531)

Change in net assets from Select Class capital transactions	$(72,217)	$(57,761)	$8,329	$(15,540)

Total change in net assets from capital transactions	$(25,340)	$144,612	$77,873	$126,045

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	2,368	5,780	4,195	12,058
Reinvested	849	514	436	—
Redeemed	(4,216)	(6,454)	(5,608)	(7,144)

Change in Class A Shares	(999)	(160)	(977)	4,914

Class B
Issued	3	5	12	81
Reinvested	22	16	11	—
Redeemed	(53)	(149)	(124)	(398)

Change in Class B Shares	(28)	(128)	(101)	(317)

Class C
Issued	50	119	219	1,098
Reinvested	58	36	56	—
Redeemed	(128)	(258)	(527)	(791)

Change in Class C Shares	(20)	(103)	(252)	307

Class R2
Issued	38	82	708	1,374
Reinvested	3	1	37	—
Redeemed	(24)	(113)	(159)	(230)

Change in Class R2 Shares	17	(30)	586	1,144

Class R5
Issued	3,230	7,893	—	—
Reinvested	874	304	—	—
Redeemed	(1,810)	(2,591)	—	—

Change in Class R5 Shares	2,294	5,606	—	—

Class R6 (a)
Issued	—	—	4,167	6,501
Reinvested	—	—	210	—
Redeemed	—	—	(536)	(20)

Change in Class R6 Shares	—	—	3,841	6,481

Institutional Class
Issued	—	—	6,853	11,081
Reinvested	—	—	334	—
Redeemed	—	—	(4,065)	(11,667)

Change in Institutional Class Shares	—	—	3,122	(586)

Select Class
Issued	3,560	11,168	2,968	6,430
Reinvested	1,339	742	178	—
Redeemed	(7,004)	(13,187)	(2,443)	(7,950)

Change in Select Class Shares	(2,105)	(1,277)	703	(1,520)

(a)	Commencement of offering of class of shares effective November 30, 2010 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund			U.S. Small Company Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011		Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,465	$75,776		$5,215	$12,982
Dividends and distributions reinvested	727	1,221		—	29
Cost of shares redeemed	(33,754)	(70,870)		(8,415)	(3,018)

Change in net assets from Class A capital transactions	$4,438	$6,127		$(3,200)	$9,993

Class B
Proceeds from shares issued	$37	$155		$—	$—
Dividends and distributions reinvested	9	25		—	—
Cost of shares redeemed	(1,381)	(2,954)		—	—

Change in net assets from Class B capital transactions	$(1,335)	$(2,774)		$—	$—

Class C
Proceeds from shares issued	$2,545	$8,850		$305	$821
Dividends and distributions reinvested	52	101		—	—
Cost of shares redeemed	(4,668)	(7,833)		(121)	(178)

Change in net assets from Class C capital transactions	$(2,071)	$1,118		$184	$643

Class R2 (a)
Proceeds from shares issued	$1,297	$6,061		$50	$—
Dividends and distributions reinvested	15	25		— (b)	—
Cost of shares redeemed	(1,504)	(1,011)		—	—

Change in net assets from Class R2 capital transactions	$(192)	$5,075		$50	$—

Class R5
Proceeds from shares issued	$2,286	$37,941		$—	$—
Dividends and distributions reinvested	1	114		—	—
Cost of shares redeemed	(20,130)	(70,073	)(c)	—	—

Change in net assets from Class R5 capital transactions	$(17,843)	$(32,018)		$—	$—

Class R6 (a) (d)
Proceeds from shares issued	$29,148	$84,590	(c)	$50	$—
Dividends and distributions reinvested	689	700		— (b)	—
Cost of shares redeemed	(1,015)	(12,534)		—	—

Change in net assets from Class R6 capital transactions	$28,822	$72,756		$50	$—

Institutional Class
Proceeds from shares issued	$—	$—		$— (b)	$6,216
Dividends and distributions reinvested	—	—		59	46
Cost of shares redeemed	—	—		(3,770)	(615)

Change in net assets from Institutional Class capital transactions	$—	$—		$(3,711)	$5,647

Select Class
Proceeds from shares issued	$40,174	$48,920		$13,043	$7,607
Dividends and distributions reinvested	378	588		88	38
Cost of shares redeemed	(22,966)	(81,516)		(6,009)	(5,162)

Change in net assets from Select Class capital transactions	$17,586	$(32,008)		$7,122	$2,483

Total change in net assets from capital transactions	$29,405	$18,276		$495	$18,766

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Small Cap Value Fund			U.S. Small Company Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011		Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	2,201	4,296		550	1,378
Reinvested	45	65		—	3
Redeemed	(2,021)	(4,060)		(937)	(300)

Change in Class A Shares	225	301		(387)	1,081

Class B
Issued	2	10		—	—
Reinvested	1	2		—	—
Redeemed	(93)	(189)		—	—

Change in Class B Shares	(90)	(177)		—	—

Class C
Issued	174	567		34	81
Reinvested	4	6		—	—
Redeemed	(322)	(512)		(14)	(18)

Change in Class C Shares	(144)	61		20	63

Class R2 (a)
Issued	77	341		6	—
Reinvested	1	1		— (b)	—
Redeemed	(90)	(58)		—	—

Change in Class R2 Shares	(12)	284		6	—

Class R5
Issued	130	2,072		—	—
Reinvested	— (b)	6		—	—
Redeemed	(1,063)	(3,647	)(c)	—	—

Change in Class R5 Shares	(933)	(1,569)		—	—

Class R6 (a) (d)
Issued	1,657	4,356	(c)	6	—
Reinvested	41	35		— (b)	—
Redeemed	(58)	(736)		—	—

Change in Class R6 Shares	1,640	3,655		6	—

Institutional Class
Issued	—	—		— (b)	618
Reinvested	—	—		6	5
Redeemed	—	—		(394)	(59)

Change in Institutional Class Shares	—	—		(388)	564

Select Class
Issued	2,362	2,602		1,282	704
Reinvested	23	30		9	4
Redeemed	(1,358)	(4,602)		(646)	(545)

Change in Select Class Shares	1,027	(1,970)		645	163

(a)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 2,094,000 Class R5 Shares for 2,093,000 Class R6 Shares. This exchange amounted to approximately $40,210,000.
(d)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$20.20	$(0.06	)(e)	$(2.24)	$(2.30)	$—
Year Ended June 30, 2011	13.80	(0.16	)(e)	6.56	6.40	—
Year Ended June 30, 2010	11.89	(0.13	)(e)	2.04	1.91	—
Year Ended June 30, 2009	16.65	(0.11	)(e)	(4.65)	(4.76)	—
Year Ended June 30, 2008	20.73	(0.19	)(e)	(2.09)	(2.28)	(1.80)
Year Ended June 30, 2007	19.34	(0.19	)(e)	3.59	3.40	(2.01)

Class B
Six Months Ended December 31, 2011 (Unaudited)	18.01	(0.10	)(e)	(1.99)	(2.09)	—
Year Ended June 30, 2011	12.37	(0.23	)(e)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(e)	1.83	1.64	—
Year Ended June 30, 2009	15.12	(0.16	)(e)	(4.23)	(4.39)	—
Year Ended June 30, 2008	19.09	(0.28	)(e)	(1.89)	(2.17)	(1.80)
Year Ended June 30, 2007	18.07	(0.29	)(e)	3.32	3.03	(2.01)

Class C
Six Months Ended December 31, 2011 (Unaudited)	17.98	(0.10	)(e)	(1.99)	(2.09)	—
Year Ended June 30, 2011	12.35	(0.23	)(e)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(e)	1.83	1.64	—
Year Ended June 30, 2009	15.09	(0.16	)(e)	(4.22)	(4.38)	—
Year Ended June 30, 2008	19.06	(0.28	)(e)	(1.89)	(2.17)	(1.80)
Year Ended June 30, 2007	18.04	(0.29	)(e)	3.32	3.03	(2.01)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	21.39	(0.03	)(e)	(2.37)	(2.40)	—
Year Ended June 30, 2011	14.56	(0.11	)(e)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(e)	2.14	2.06	—
Year Ended June 30, 2009	17.44	(0.06	)(e)	(4.88)	(4.94)	—
Year Ended June 30, 2008	21.53	(0.12	)(e)	(2.17)	(2.29)	(1.80)
Year Ended June 30, 2007	19.95	(0.12	)(e)	3.71	3.59	(2.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to Average Net Assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.90	(11.39)%	$139,068	1.48%	(0.73)%	1.49%	31%
20.20	46.38	159,290	1.42	(0.91)	1.50	79
13.80	16.06	72,134	1.49	(0.92)	1.78	120
11.89	(28.59)	51,434	1.50	(0.86)	2.16	83
16.65	(11.92)	77,384	1.50	(0.99)	1.95	122
20.73	18.59	87,347	1.50	(1.00)	2.04	144

15.92	(11.60)	1,224	1.98	(1.24)	1.99	31
18.01	45.59	1,865	1.99	(1.48)	2.04	79
12.37	15.28	2,326	2.09	(1.58)	2.39	120
10.73	(29.03)	16,081	2.10	(1.46)	2.65	83
15.12	(12.38)	27,388	2.10	(1.59)	2.44	122
19.09	17.81	35,349	2.10	(1.61)	2.53	144

15.89	(11.62)	52,372	1.98	(1.24)	1.99	31
17.98	45.59	64,298	1.98	(1.47)	2.02	79
12.35	15.31	45,949	2.09	(1.53)	2.30	120
10.71	(29.03)	40,775	2.10	(1.46)	2.66	83
15.09	(12.40)	58,290	2.10	(1.59)	2.44	122
19.06	17.84	72,836	2.10	(1.60)	2.55	144

18.99	(11.22)	138,479	1.10	(0.36)	1.24	31
21.39	46.91	150,921	1.08	(0.57)	1.24	79
14.56	16.48	51,872	1.09	(0.52)	1.53	120
12.50	(28.33)	36,584	1.10	(0.46)	1.92	83
17.44	(11.50)	35,071	1.10	(0.60)	1.70	122
21.53	19.00	31,603	1.10	(0.60)	1.80	144

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Six Months Ended December 31, 2011 (Unaudited)	$39.44	$0.17	$(4.80)	$(4.63)	$(0.19)	$—	$(0.19)
Year Ended June 30, 2011	28.60	0.17	10.80	10.97	(0.13)	—	(0.13)
Year Ended June 30, 2010	23.28	0.09	5.47	5.56	(0.24)	—	(0.24)
Year Ended June 30, 2009	35.77	0.27	(10.26)	(9.99)	(0.14)	(2.36)	(2.50)
Year Ended June 30, 2008	51.34	0.34	(9.43)	(9.09)	(0.27)	(6.21)	(6.48)
Year Ended June 30, 2007	47.21	0.25	7.07	7.32	(0.22)	(2.97)	(3.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$34.62	(11.74)%	$380,730	0.80%	0.76%	1.10%	18%
39.44	38.37	549,530	0.79	0.39	1.09	38
28.60	23.89	491,061	0.80	0.40	1.09	40
23.28	(27.66)	337,981	0.80	0.96	1.10	42
35.77	(18.23)	558,129	0.80	0.77	1.07	35
51.34	15.99	1,016,826	0.80	0.49	1.08	37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$36.72	$0.04	(e)	$(2.13)	$(2.09)	$(0.10)	$(1.76)	$(1.86)
Year Ended June 30, 2011	27.54	0.14	(e)	10.15	10.29	(0.06)	(1.05)	(1.11)
Year Ended June 30, 2010	23.59	0.05	(e)	3.94	3.99	(0.04)	—	(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(e)	(3.80)	(3.83)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(e)	(3.91)	(3.86)	(0.12)	(1.76)	(1.88)
Year Ended June 30, 2007	28.30	0.13	(e)	6.01	6.14	— (f)	(1.28)	(1.28)

Class B
Six Months Ended December 31, 2011 (Unaudited)	31.46	(0.04	)(e)	(1.83)	(1.87)	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.79	(0.01	)(e)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(e)	(3.43)	(3.51)	—	(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	)(e)	5.32	5.29	—	(1.28)	(1.28)

Class C
Six Months Ended December 31, 2011 (Unaudited)	31.41	(0.04	)(e)	(1.83)	(1.87)	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(e)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(e)	(3.43)	(3.51)	(0.02)	(1.76)	(1.78)
Year Ended June 30, 2007	25.14	(0.02	)(e)	5.31	5.29	—	(1.28)	(1.28)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	36.41	—	(e)(f)	(2.11)	(2.11)	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(e)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(e)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008 (g) through June 30, 2009	20.98	(0.06	)(e)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	40.04	0.14	(e)	(2.32)	(2.18)	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(e)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(e)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(e)	(4.12)	(4.03)	(0.09)	—	(0.09)
Year Ended June 30, 2008	35.75	0.21	(e)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)
Year Ended June 30, 2007	30.38	0.32	(e)	6.45	6.77	(0.12)	(1.28)	(1.40)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	39.98	0.10	(e)	(2.31)	(2.21)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(e)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(e)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(e)	(4.11)	(4.07)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(e)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2007	30.38	0.25	(e)	6.45	6.70	(0.09)	(1.28)	(1.37)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$32.77	(5.58)%	$591,169	1.30%	0.23%	1.42%	9%
36.72	37.77	699,042	1.29	0.43	1.40	39
27.54	16.91	528,676	1.29	0.16	1.38	44
23.59	(13.97)	372,525	1.30	(0.13)	1.44	45
27.42	(11.80)	405,375	1.25	0.18	1.40	52
33.16	22.23	522,428	1.15	0.41	1.39	26

27.83	(5.81)	10,751	1.80	(0.27)	1.92	9
31.46	37.10	13,032	1.79	(0.05)	1.90	39
23.79	16.28	12,890	1.79	(0.33)	1.88	44
20.46	(14.39)	13,711	1.80	(0.64)	1.94	45
23.90	(12.21)	21,212	1.75	(0.32)	1.90	52
29.17	21.60	30,769	1.65	(0.10)	1.89	26

27.78	(5.82)	34,313	1.80	(0.27)	1.92	9
31.41	37.13	39,403	1.79	(0.06)	1.90	39
23.75	16.31	32,259	1.79	(0.33)	1.88	44
20.42	(14.42)	30,661	1.80	(0.64)	1.94	45
23.86	(12.21)	45,375	1.75	(0.32)	1.90	52
29.15	21.61	64,603	1.65	(0.07)	1.89	26

32.50	(5.69)	5,121	1.55	0.01	1.67	9
36.41	37.46	5,109	1.54	0.22	1.65	39
27.33	16.53	4,634	1.54	(0.16)	1.63	44
23.48	12.30	1,461	1.55	(0.39)	1.75	45

35.82	(5.34)	590,072	0.80	0.77	0.97	9
40.04	38.46	567,675	0.79	0.85	0.96	39
29.92	17.44	256,458	0.79	0.63	0.93	44
25.60	(13.50)	86,024	0.80	0.38	0.99	45
29.72	(11.35)	73,737	0.76	0.68	0.96	52
35.75	22.84	16,692	0.65	0.95	0.94	26

35.81	(5.42)	999,683	1.00	0.54	1.17	9
39.98	38.21	1,200,332	0.99	0.75	1.15	39
29.88	17.21	935,388	0.99	0.45	1.13	44
25.58	(13.69)	603,628	1.00	0.17	1.19	45
29.68	(11.54)	644,973	0.94	0.48	1.15	52
35.71	22.58	875,737	0.85	0.74	1.14	26

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$12.17	$(0.02	)(e)	$(1.38)	$(1.40)	$(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(e)	3.97	3.89	—
Year Ended June 30, 2010	6.80	(0.06	)(e)	1.54	1.48	—
Year Ended June 30, 2009	8.94	(0.04	)(e)	(2.10)	(2.14)	—
Year Ended June 30, 2008	11.98	(0.06	)(e)	(1.28)	(1.34)	(1.70)
Year Ended June 30, 2007	11.91	(0.07	)(e)	1.93	1.86	(1.79)

Class B
Six Months Ended December 31, 2011 (Unaudited)	10.04	(0.04	)(e)	(1.14)	(1.18)	(0.22)
Year Ended June 30, 2011	6.87	(0.11	)(e)	3.28	3.17	—
Year Ended June 30, 2010	5.67	(0.09	)(e)	1.29	1.20	—
Year Ended June 30, 2009	7.52	(0.07	)(e)	(1.78)	(1.85)	—
Year Ended June 30, 2008	10.41	(0.11	)(e)	(1.08)	(1.19)	(1.70)
Year Ended June 30, 2007	10.62	(0.13	)(e)	1.71	1.58	(1.79)

Class C
Six Months Ended December 31, 2011 (Unaudited)	10.48	(0.04	)(e)	(1.19)	(1.23)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(e)	3.43	3.31	—
Year Ended June 30, 2010	5.92	(0.09	)(e)	1.34	1.25	—
Year Ended June 30, 2009	7.84	(0.07	)(e)	(1.85)	(1.92)	—
Year Ended June 30, 2008	10.78	(0.11	)(e)	(1.13)	(1.24)	(1.70)
Year Ended June 30, 2007	10.94	(0.13	)(e)	1.76	1.63	(1.79)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	12.09	(0.04	)(e)	(1.37)	(1.41)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(e)	3.95	3.84	—
Year Ended June 30, 2010	6.79	(0.08	)(e)	1.54	1.46	—
November 3, 2008 (f) through June 30, 2009	6.28	(0.03	)(e)	0.54	0.51	—

Class R6
Six Months Ended December 31, 2011 (Unaudited)	12.88	—	(e)(g)	(1.45)	(1.45)	(0.22)
November 30, 2010 (f) through June 30, 2011	11.02	(0.02	)(e)	1.88	1.86	—

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	12.87	(0.01	)(e)	(1.44)	(1.45)	(0.22)
Year Ended June 30, 2011	8.73	(0.04	)(e)	4.18	4.14	—
Year Ended June 30, 2010	7.13	(0.03	)(e)	1.63	1.60	—
Year Ended June 30, 2009	9.36	(0.01	)(e)	(2.22)	(2.23)	—
Year Ended June 30, 2008	12.41	(0.02	)(e)	(1.33)	(1.35)	(1.70)
Year Ended June 30, 2007	12.23	(0.03	)(e)	2.00	1.97	(1.79)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	12.74	(0.01	)(e)	(1.44)	(1.45)	(0.22)
Year Ended June 30, 2011	8.65	(0.05	)(e)	4.14	4.09	—
Year Ended June 30, 2010	7.08	(0.04	)(e)	1.61	1.57	—
Year Ended June 30, 2009	9.30	(0.03	)(e)	(2.19)	(2.22)	—
Year Ended June 30, 2008	12.37	(0.04	)(e)	(1.33)	(1.37)	(1.70)
Year Ended June 30, 2007	12.21	(0.05	)(e)	2.00	1.95	(1.79)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.55	(11.46)%	$225,190	1.25%	(0.47)%	1.43%	27%
12.17	46.98	271,606	1.24	(0.72)	1.39	79
8.28	21.76	144,214	1.25	(0.71)	1.44	83
6.80	(23.94)	107,591	1.25	(0.55)	1.58	83
8.94	(12.93)	120,723	1.25	(0.56)	1.39	71
11.98	16.90	108,013	1.25	(0.65)	1.36	86

8.64	(11.70)	4,329	1.75	(0.98)	1.94	27
10.04	46.14	6,049	1.78	(1.26)	1.89	79
6.87	21.16	6,318	1.85	(1.33)	1.94	83
5.67	(24.60)	7,967	1.85	(1.15)	2.06	83
7.52	(13.48)	13,420	1.85	(1.18)	1.89	71
10.41	16.26	20,719	1.84	(1.25)	1.86	86

9.03	(11.69)	25,019	1.75	(0.97)	1.94	27
10.48	46.16	31,665	1.78	(1.26)	1.89	79
7.17	21.11	19,472	1.85	(1.31)	1.94	83
5.92	(24.49)	14,396	1.85	(1.15)	2.07	83
7.84	(13.49)	18,615	1.85	(1.17)	1.89	71
10.78	16.25	20,280	1.84	(1.24)	1.86	86

10.46	(11.62)	20,081	1.50	(0.72)	1.69	27
12.09	46.55	16,109	1.50	(0.98)	1.64	79
8.25	21.50	1,561	1.50	(0.89)	1.66	83
6.79	8.12	54	1.50	(0.72)	1.93	83

11.21	(11.21)	115,685	0.75	0.03	0.94	27
12.88	16.88	83,457	0.74	(0.24)	0.88	79

11.20	(11.22)	215,869	0.85	(0.07)	1.04	27
12.87	47.42	207,977	0.85	(0.32)	1.00	79
8.73	22.44	146,161	0.85	(0.31)	1.04	83
7.13	(23.82)	102,695	0.85	(0.15)	1.19	83
9.36	(12.53)	91,439	0.85	(0.15)	0.99	71
12.41	17.39	66,811	0.85	(0.25)	0.96	86

11.07	(11.34)	119,560	1.00	(0.22)	1.18	27
12.74	47.28	128,617	0.99	(0.47)	1.14	79
8.65	22.18	100,499	1.00	(0.46)	1.19	83
7.08	(23.87)	87,612	1.00	(0.31)	1.30	83
9.30	(12.74)	201,462	1.00	(0.34)	1.13	71
12.37	17.25	373,174	1.00	(0.40)	1.11	86

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$18.99	$0.09	(e)	$(1.74)	$(1.65)	$(0.07)	$—	$(0.07)
Year Ended June 30, 2011	14.53	0.12	(e)	4.46	4.58	(0.12)	—	(0.12)
Year Ended June 30, 2010	11.46	0.09	(e)	3.06	3.15	(0.08)	—	(0.08)
Year Ended June 30, 2009	17.45	0.18	(e)	(4.93)	(4.75)	(0.21)	(1.03)	(1.24)
Year Ended June 30, 2008	24.56	0.17	(e)	(4.61)	(4.44)	(0.16)	(2.51)	(2.67)
Year Ended June 30, 2007	23.89	0.11	(e)	3.70	3.81	(0.14)	(3.00)	(3.14)

Class B
Six Months Ended December 31, 2011 (Unaudited)	16.78	0.03	(e)	(1.52)	(1.49)	(0.03)	—	(0.03)
Year Ended June 30, 2011	12.88	0.01	(e)	3.95	3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(e)(f)	2.72	2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(e)	(4.45)	(4.36)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.47	0.03	(e)	(4.18)	(4.15)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.13	(0.03	)(e)	3.40	3.37	(0.03)	(3.00)	(3.03)

Class C
Six Months Ended December 31, 2011 (Unaudited)	16.64	0.03	(e)	(1.51)	(1.48)	(0.03)	—	(0.03)
Year Ended June 30, 2011	12.78	0.01	(e)	3.92	3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(e)(f)	2.70	2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(e)	(4.41)	(4.32)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.34	0.03	(e)	(4.16)	(4.13)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.02	(0.03	)(e)	3.39	3.36	(0.04)	(3.00)	(3.04)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	18.93	0.06	(e)	(1.72)	(1.66)	(0.05)	—	(0.05)
Year Ended June 30, 2011	14.51	0.08	(e)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(e)	3.06	3.12	(0.06)	—	(0.06)
November 3, 2008 (g) through June 30, 2009	13.84	0.10	(e)	(1.29)	(1.19)	(0.17)	(1.03)	(1.20)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	19.82	0.11	(e)	(1.79)	(1.68)	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.15	0.18	(e)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(e)	3.19	3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(e)	(5.09)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.32	0.24	(e)	(4.75)	(4.51)	(0.22)	(2.51)	(2.73)
Year Ended June 30, 2007	24.54	0.20	(e)	3.80	4.00	(0.22)	(3.00)	(3.22)

Class R6 (h)
Six Months Ended December 31, 2011 (Unaudited)	19.83	0.13	(e)	(1.81)	(1.68)	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.15	0.20	(e)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(e)	3.19	3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(e)	(5.11)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.34	0.25	(e)	(4.76)	(4.51)	(0.23)	(2.51)	(2.74)
Year Ended June 30, 2007	24.55	0.21	(e)	3.81	4.02	(0.23)	(3.00)	(3.23)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	19.82	0.11	(e)	(1.80)	(1.69)	(0.09)	—	(0.09)
Year Ended June 30, 2011	15.15	0.17	(e)	4.65	4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(e)	3.20	3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(e)	(5.11)	(4.89)	(0.23)	(1.03)	(1.26)
Year Ended June 30, 2008	25.33	0.22	(e)	(4.75)	(4.53)	(0.20)	(2.51)	(2.71)
Year Ended June 30, 2007	24.55	0.18	(e)	3.79	3.97	(0.19)	(3.00)	(3.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amounts round to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Effective November 30. 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.27	(8.65)%	$187,749	1.25%	1.03%	1.42%	14%
18.99	31.56	202,094	1.24	0.68	1.43	43
14.53	27.50	150,297	1.25	0.64	1.48	50
11.46	(26.91)	108,414	1.25	1.42	1.55	33
17.45	(18.44)	155,745	1.25	0.82	1.41	35
24.56	16.73	208,767	1.24	0.47	1.35	38

15.26	(8.87)	4,643	1.86	0.37	1.92	14
16.78	30.75	6,611	1.85	0.06	1.93	43
12.88	26.77	7,355	1.86	0.03	1.98	50
10.17	(27.42)	10,614	1.86	0.79	2.04	33
15.72	(18.93)	19,488	1.87	0.18	1.91	35
22.47	16.02	33,326	1.84	(0.14)	1.85	38

15.13	(8.86)	26,547	1.86	0.40	1.92	14
16.64	30.72	31,602	1.85	0.07	1.93	43
12.78	26.74	23,499	1.86	0.03	1.98	50
10.10	(27.34)	17,402	1.86	0.79	2.04	33
15.61	(18.95)	30,533	1.87	0.18	1.91	35
22.34	16.03	53,186	1.84	(0.13)	1.85	38

17.22	(8.74)	5,328	1.50	0.76	1.67	14
18.93	31.22	6,082	1.49	0.45	1.64	43
14.51	27.20	534	1.50	0.39	1.71	50
11.45	(8.17)	59	1.50	1.34	1.91	33

18.04	(8.45)	12,204	0.91	1.22	0.96	14
19.82	31.95	31,899	0.90	1.03	1.00	43
15.15	27.96	48,135	0.91	0.98	1.02	50
11.94	(26.63)	13,342	0.91	1.74	1.14	33
18.08	(18.17)	10,077	0.91	1.17	0.96	35
25.32	17.10	11,270	0.89	0.81	0.91	38

18.05	(8.42)	123,756	0.86	1.46	0.92	14
19.83	32.06	103,457	0.85	1.06	0.89	43
15.15	27.91	23,660	0.86	1.02	0.98	50
11.95	(26.59)	18,137	0.86	1.80	1.05	33
18.09	(18.16)	28,433	0.86	1.21	0.91	35
25.34	17.19	59,684	0.84	0.86	0.85	38

18.04	(8.48)	192,024	1.00	1.28	1.17	14
19.82	31.86	190,632	0.99	0.92	1.18	43
15.15	27.83	175,578	1.00	0.90	1.23	50
11.94	(26.72)	201,486	1.00	1.64	1.30	33
18.09	(18.24)	350,596	1.00	1.05	1.16	35
25.33	16.98	592,724	0.99	0.71	1.10	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$10.62	$0.01	(e)	$(1.22)	$(1.21)	$—	$—	$—
Year Ended June 30, 2011	7.79	—	(e)(f)	2.86	2.86	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.17	0.01	(e)	1.68	1.69	(0.07)	—	(0.07)
Year Ended June 30, 2009	8.37	0.05	(e)	(2.17)	(2.12)	(0.02)	(0.06)	(0.08)
November 1, 2007 (g) through June 30, 2008	9.73	0.03	(e)	(1.14)	(1.11)	(0.08)	(0.17)	(0.25)

Class C
Six Months Ended December 31, 2011 (Unaudited)	10.50	—	(e)(f)	(1.22)	(1.22)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(e)	2.84	2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(e)	1.68	1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(e)	(2.16)	(2.14)	— (f)	(0.06)	(0.06)
November 1, 2007 through June 30, 2008	9.73	—	(e)(f)	(1.14)	(1.14)	(0.08)	(0.17)	(0.25)

Class R2
November 1, 2011 (g) through December 31, 2011 (Unaudited)	9.02	0.01	(e)	0.38	0.39	(0.04)	—	(0.04)

Class R6
November 1, 2011(g) through December 31, 2011 (Unaudited)	9.13	0.02	(e)	0.39	0.41	(0.04)	—	(0.04)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	10.75	0.04	(e)	(1.25)	(1.21)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(e)	2.90	2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(e)	1.68	1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(e)	(2.16)	(2.09)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(e)	(2.32)	(2.24)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(e)	2.01	2.08	(0.09)	(1.87)	(1.96)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	10.76	0.03	(e)	(1.24)	(1.21)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(e)	2.89	2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(e)	1.70	1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(e)	(2.17)	(2.10)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(e)	(2.33)	(2.27)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	(e)	2.02	2.06	(0.05)	(1.87)	(1.92)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.41	(11.39)%	$7,225	1.26%		0.24%	1.53%	45%
10.62	36.78	12,271	1.25		0.02	1.50	48
7.79	27.48	576	1.26		0.06	1.67	56
6.17	(25.30)	240	1.26		0.75	1.70	52
8.37	(11.51)	149	1.26		0.56	1.62	130

9.28	(11.62)	1,226	1.76		(0.11)	2.05	45
10.50	36.19	1,173	1.75		(0.50)	2.02	48
7.71	26.81	381	1.76		(0.44)	2.18	56
6.14	(25.62)	94	1.76		0.27	2.20	52
8.34	(11.82)	45	1.75		0.03	2.18	130

9.37	4.37	52	1.51		0.73	1.95	45

9.50	4.53	52	0.76		1.48	1.20	45

9.50	(11.27)	14,678	0.83		0.74	1.13	45
10.75	37.58	20,763	0.82		0.42	1.13	48
7.84	27.78	10,729	0.83		0.48	1.30	56
6.20	(24.84)	9,086	0.83		1.17	1.30	52
8.39	(19.41)	15,035	0.84	(h)	0.78	1.18	130
14.02	16.06	40,769	0.83		0.49	0.99	46

9.52	(11.27)	37,057	1.01		0.63	1.29	45
10.76	37.14	34,944	1.00		0.27	1.29	48
7.86	27.61	24,229	1.01		0.30	1.45	56
6.22	(24.92)	20,698	1.01		1.00	1.44	52
8.40	(19.62)	34,092	1.02	(h)	0.59	1.33	130
14.03	15.87	81,115	1.01		0.31	1.14	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

Class R6 Shares commenced operation on November 30, 2010 for the Small Cap Growth Fund.

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.

Class R2 Shares and Class R6 Shares commenced operations on November 1, 2011 for the U.S. Small Company Fund.

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Effective August 12, 2011, all share classes of the Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publically offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities (a)	$335,752	$—	$—	$335,752

Small Cap Core Fund
Total Investments in Securities (b)	$382,022	$1,430	$—	$383,452

Appreciation in Other Financial Instruments
Futures Contracts	$52	$—	$—	$52

Small Cap Equity Fund
Total Investments in Securities (a)	$2,240,535	$—	$—	$2,240,535

Small Cap Growth Fund
Total Investments in Securities (a)	$741,316	$—	$—	$741,316

Small Cap Value Fund
Total Investments in Securities (b)	$550,998	$1,771	$—	$552,769

Depreciation in Other Financial Instruments
Futures Contracts	$(11)	$—	$—	$(11)

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
U.S. Small Company Fund
Total Investments in Securities (b)	$61,558		$226	$—	$61,784

Appreciation in Other Financial Instruments
Futures Contracts	$—	(c)	$—	$—	$—	(c)

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of the portfolio holdings.
(c)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

B. Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the six months ended December 31, 2011 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Average Notional Balance Long	$22,347	$16,271	$1,462
Ending Notional Balance Long	9,604	12,929	296

C. Securities Lending — Each Fund may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Funds pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

For the six months ended December 31, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$7
Small Cap Core Fund	3
Small Cap Equity Fund	5
Small Cap Growth Fund	19
Small Cap Value Fund	4
U.S. Small Company Fund	1

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Dynamic Small Cap Growth Fund	$4,634	$4,792	$4,792
Small Cap Core Fund	1,793	1,852	1,852
Small Cap Equity Fund	338	351	351
Small Cap Growth Fund	9,247	9,494	9,494
Small Cap Value Fund	2,522	2,651	2,651
U.S. Small Company Fund	1,013	1,045	1,045

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$7
Small Cap Core Fund	3
Small Cap Equity Fund	6
Small Cap Growth Fund	18
Small Cap Value Fund	4
U.S. Small Company Fund	1

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$2	$—	(a)
Small Cap Equity Fund	3	3
Small Cap Growth Fund	7	3
Small Cap Value Fund	28	2
U.S. Small Company Fund	2	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.50%	2.10%	2.10%	n/a	n/a	n/a	n/a	1.10%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.75	1.75	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	n/a	1.76	1.51	n/a	0.76	0.83	1.01

Prior to November 1, 2011, the contractual expense limitations for the Small Cap Growth Fund was 1.87% for Class B and Class C Shares

Except as noted above, the contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$—	$—	$95	$95
Small Cap Core Fund	5	78	488	571
Small Cap Equity Fund	1,281	—	399	1,680
Small Cap Growth Fund	321	300	—	621
Small Cap Value Fund	13	140	200	353
U.S. Small Company Fund	85	—	6	91

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Small Cap Growth Fund	$3	$9	$—	$12

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended December 31, 2011 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$7
Small Cap Core Fund	13
Small Cap Equity Fund	64
Small Cap Growth Fund	14
Small Cap Value Fund	14
U.S. Small Company Fund	2

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$104,009	$103,221	$—	$—
Small Cap Core Fund	67,192	87,219	1,305	685
Small Cap Equity Fund	205,504	359,109	—	—
Small Cap Growth Fund	262,829	186,048	—	—
Small Cap Value Fund	102,801	73,107	1,731	830
U.S. Small Company Fund	30,350	28,123	216	125

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$298,744	$65,152	$28,144	$37,008
Small Cap Core Fund	312,260	95,878	24,686	71,192
Small Cap Equity Fund	1,816,939	517,601	94,005	423,596
Small Cap Growth Fund	663,838	138,377	60,899	77,478
Small Cap Value Fund	504,706	103,011	54,948	48,063
U.S. Small Company Fund	55,736	10,623	4,575	6,048

At June 30, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Dynamic Small Cap Growth Fund	$17,040	$17,040
Small Cap Core Fund	59,420	59,420
Small Cap Value Fund	58,712	58,712
U.S. Small Company Fund	5,538	5,538

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for U.S. Small Company Fund. In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate approximately 15.3%, of the net assets of Small Cap Value Fund. Significant shareholder transactions, if any, may impact the Funds’ performance.

Additionally, Dynamic Small Cap Growth Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	79

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$886.10	$7.02	1.48%
Hypothetical*	1,000.00	1,017.70	7.51	1.48
Class B
Actual*	1,000.00	884.00	9.38	1.98
Hypothetical*	1,000.00	1,015.18	10.03	1.98
Class C
Actual*	1,000.00	883.80	9.38	1.98
Hypothetical*	1,000.00	1,015.18	10.03	1.98
Select Class
Actual*	1,000.00	887.80	5.22	1.10
Hypothetical*	1,000.00	1,019.61	5.58	1.10

Small Cap Core Fund
Select Class
Actual*	1,000.00	882.60	3.79	0.80
Hypothetical*	1,000.00	1,021.11	4.06	0.80

Small Cap Equity Fund
Class A
Actual*	1,000.00	944.20	6.35	1.30
Hypothetical*	1,000.00	1,018.60	6.60	1.30
Class B
Actual*	1,000.00	941.90	8.79	1.80
Hypothetical*	1,000.00	1,016.09	9.12	1.80
Class C
Actual*	1,000.00	941.80	8.79	1.80
Hypothetical*	1,000.00	1,016.09	9.12	1.80

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual*	$1,000.00	$943.10	$7.57	1.55%
Hypothetical*	1,000.00	1,017.34	7.86	1.55
Class R5
Actual*	1,000.00	946.60	3.91	0.80
Hypothetical*	1,000.00	1,021.11	4.06	0.80
Select Class
Actual*	1,000.00	945.80	4.89	1.00
Hypothetical*	1,000.00	1,020.11	5.08	1.00

Small Cap Growth Fund
Class A
Actual*	1,000.00	885.40	5.92	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class B
Actual*	1,000.00	883.00	8.28	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class C
Actual*	1,000.00	883.10	8.28	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class R2
Actual*	1,000.00	883.80	7.10	1.50
Hypothetical*	1,000.00	1,017.60	7.61	1.50
Class R6
Actual*	1,000.00	887.90	3.56	0.75
Hypothetical*	1,000.00	1,021.37	3.81	0.75
Institutional Class
Actual*	1,000.00	887.80	4.03	0.85
Hypothetical*	1,000.00	1,020.86	4.32	0.85
Select Class
Actual*	1,000.00	886.60	4.74	1.00
Hypothetical*	1,000.00	1,020.11	5.08	1.00

Small Cap Value Fund
Class A
Actual*	1,000.00	913.50	6.01	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class B
Actual*	1,000.00	911.30	8.94	1.86
Hypothetical*	1,000.00	1,015.79	9.42	1.86
Class C
Actual*	1,000.00	911.40	8.94	1.86
Hypothetical*	1,000.00	1,015.79	9.42	1.86
Class R2
Actual*	1,000.00	912.60	7.21	1.50
Hypothetical*	1,000.00	1,017.60	7.61	1.50
Class R5
Actual*	1,000.00	915.50	4.38	0.91
Hypothetical*	1,000.00	1,020.56	4.62	0.91
Class R6
Actual*	1,000.00	915.80	4.14	0.86
Hypothetical*	1,000.00	1,020.81	4.37	0.86
Select Class
Actual*	1,000.00	915.20	4.81	1.00
Hypothetical*	1,000.00	1,020.11	5.08	1.00

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	81

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual*	$1,000.00	$886.10	$5.97	1.26%
Hypothetical*	1,000.00	1,018.80	6.39	1.26
Class C
Actual*	1,000.00	883.80	8.33	1.76
Hypothetical*	1,000.00	1,016.29	8.92	1.76
Class R2
Actual**	1,000.00	1,043.70	2.53	1.51
Hypothetical*	1,000.00	1,017.55	7.66	1.51
Class R6
Actual**	1,000.00	1,045.30	1.27	0.76
Hypothetical*	1,000.00	1,021.32	3.86	0.76
Institutional Class
Actual*	1,000.00	887.30	3.94	0.83
Hypothetical*	1,000.00	1,020.96	4.22	0.83
Select Class
Actual*	1,000.00	887.30	4.79	1.01
Hypothetical*	1,000.00	1,020.06	5.13	1.01

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/366 (to reflect the actual period).

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	83

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund, the Trustees also considered fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, these Funds retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance was in the second, fourth, and third quintiles for Class A shares and in the first, fourth, and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Core Fund’s performance was in the second, third, and fourth quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Equity Fund’s performance was in the third, first, and first quintiles for Class A shares and in the second, first, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance was in the first, second, and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall per-

formance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Value Fund’s performance was in the third quintile for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance was in the second quintile for Class A shares for the one- and three-year periods and in the second, second and third quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the fourth and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for the Select Class shares were in the second and first quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	SAN-SC-1211

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2011 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S.-based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and –10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises —both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

The reporting period began amid uncertainty surrounding global economic growth, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but U.S. mid-cap stocks, as measured by the Russell Midcap Index, still finished the six months ended December 31, 2011 with an 8.91% loss, while the Russell 3000 Index declined 5.01%.

U.S growth stocks outperformed U.S. value stocks, as the Russell 3000 Growth Index returned -4.49% versus the -5.52% return for the Russell 3000 Value Index during the six months ended December 31, 2011. U.S. mid-cap growth stocks underperformed U.S. mid-cap value stocks, as the Russell Midcap Growth Index returned -10.26% versus the -7.56% return for the Russell Midcap Value Index.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	–7.65%
Russell 3000 Growth Index	–4.49%

Net Assets as of 12/31/2011 (In Thousands)	$1,062,456

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and technology sectors detracted from relative performance, while the Fund’s stock selection in the producer durables sector and stock selection and underweight versus the Benchmark in the materials and processing sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Newfield Exploration Co., NetFlix, Inc. and Agilent Technologies, Inc. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of NetFlix, Inc., which provides a subscription service for television shows and movies, decreased after the company lost subscribers due to its price increases and the decision to separate its streaming video and DVD rental services, a decision that the company reversed toward the end of the reporting period. Shares of Agilent Technologies, Inc., which provides bio-analytical and electronic measurement solutions, declined as investors became concerned about the company’s future earnings growth.

Individual contributors to relative performance included the Fund’s positions in Alexion Pharmaceuticals, Inc., Apple, Inc. and W.W. Grainger, Inc. Shares of biotechnology company Alexion Pharmaceuticals, Inc. increased as investors reacted positively to the company’s earnings growth and favorable regulatory opinions on its Soliris drug. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector, while the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.7%
2.	Google, Inc., Class A	2.5
3.	QUALCOMM, Inc.	2.3
4.	Valeant Pharmaceuticals International, Inc., (Canada)	2.1
5.	Amazon.com, Inc.	2.0
6.	W.W. Grainger, Inc.	2.0
7.	UnitedHealth Group, Inc.	1.9
8.	Biogen Idec, Inc.	1.8
9.	Pall Corp.	1.8
10.	MasterCard, Inc., Class A	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.2%
Consumer Discretionary	19.9
Industrials	15.9
Health Care	13.7
Financials	9.6
Energy	6.9
Materials	2.5
Consumer Staples	0.4
Short-Term Investment	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		(7.65)%	(1.72)%	3.37%	5.41%
With Sales Charge**		(12.46)	(6.85)	2.27	4.84
CLASS B SHARES	10/29/99
Without CDSC		(7.90)	(2.22)	2.79	4.85
With CDSC***		(12.90)	(7.22)	2.43	4.85
CLASS C SHARES	5/1/06
Without CDSC		(7.78)	(2.10)	2.82	4.75
With CDSC****		(8.78)	(3.10)	2.82	4.75
CLASS R5 SHARES	1/8/09	(7.42)	(1.24)	3.75	5.62
SELECT CLASS SHARES	5/1/06	(7.45)	(1.47)	3.63	5.56

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	–6.41%
Russell Midcap Index	–8.91%

Net Assets as of 12/31/2011 (In Thousands)	$266,124

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index for the six months ended December 31, 2011. The Fund’s stock selection in the financial services and consumer discretionary sectors contributed to relative performance. The Fund’s stock selection in the energy sector and stock selection and underweight versus the Benchmark in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in W.W. Grainger, Inc., ProAssurance Corp. and Papa John’s International, Inc. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012. Shares of insurer ProAssurance Corp. benefited from the company’s announced installment of a quarterly dividend and its strong earnings. Shares of pizza restaurant operator Papa John’s International, Inc. gained after the company increased its expectations for 2011 earnings.

Individual detractors from relative performance included the Fund’s positions in Patterson-UTI Energy, Inc., Devon Energy Corp. and Solera Holdings, Inc. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, declined after its estimates for its third-quarter revenue were lower than many investors had expected. Shares of oil and gas operations company Devon Energy Corp. declined due to concerns that slowing economic growth would hurt the demand for oil and natural gas. Shares of Solera Holdings, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	UnitedHealth Group, Inc.	3.2%
2.	Devon Energy Corp.	3.1
3.	Jarden Corp.	2.7
4.	Silgan Holdings, Inc.	2.6
5.	Penn National Gaming, Inc.	2.4
6.	Waste Connections, Inc.	2.4
7.	Chubb Corp. (The)	2.1
8.	Norfolk Southern Corp.	2.0
9.	Laboratory Corp. of America Holdings	1.9
10.	Airgas, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.6%
Consumer Discretionary	17.1
Industrials	15.9
Information Technology	9.5
Materials	9.4
Health Care	8.3
Energy	7.5
Utilities	7.4
Consumer Staples	1.4
Short-Term Investment	5.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		(6.53)%	1.24%	6.63%
With Sales Charge**		(11.42)	(4.07)	1.47
CLASS C SHARES	11/30/10
Without CDSC		(6.72)	0.80	6.11
With CDSC***		(7.72)	(0.20)	6.11
CLASS R2 SHARES	11/30/10	(6.65)	0.99	6.36
CLASS R5 SHARES	11/30/10	(6.35)	1.67	7.07
CLASS R6 SHARES	1/31/11	(6.31)	1.72	7.11
SELECT CLASS SHARES	11/30/10	(6.41)	1.49	6.88

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/2010 To 12/31/2011)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-data, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	–8.86%
Russell Midcap Index	–8.91%

Net Assets as of 12/31/2011 (In Thousands)	$568,964

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the industrials sector contributed to relative performance, while the Fund’s stock selection in the consumer discretionary sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in W.W. Grainger, Inc., Humana, Inc. and TJX Cos., Inc. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012. Shares of insurance company Humana, Inc. gained after the company raised its full-year profit forecast and issued a better-than-expected 2012 outlook. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings.

Individual detractors from relative performance included the Fund’s positions in Newfield Exploration Co., Royal Caribbean Cruises Ltd. and Polycom, Inc. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of cruise ship operator Royal Caribbean Cruises Ltd. declined due to rising fuel prices and the company’s announcement that lingering geopolitical risks in the eastern Mediterranean region would cause it to modify cruise routes, hurting its earnings. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Humana, Inc.	1.4%
2.	Marriott International, Inc., Class A	1.3
3.	T. Rowe Price Group, Inc.	1.2
4.	Lincare Holdings, Inc.	1.2
5.	Sherwin-Williams Co. (The)	1.2
6.	Carlisle Cos., Inc.	1.2
7.	W.W. Grainger, Inc.	1.2
8.	Valeant Pharmaceuticals International, Inc., (Canada)	1.1
9.	Concho Resources, Inc.	1.1
10.	TE Connectivity Ltd., (Switzerland)	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	18.8%
Information Technology	15.8
Financials	15.2
Industrials	14.9
Health Care	10.1
Energy	7.6
Utilities	6.0
Materials	5.5
Consumer Staples	3.6
Telecommunication Services	0.6
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		(8.99)%	(2.14)%	1.84%	6.49%
With Sales Charge**		(13.76)	(7.27)	0.75	5.92
CLASS C SHARES	11/2/09
Without CDSC		(9.24)	(2.62)	1.62	6.38
With CDSC***		(10.24)	(3.62)	1.62	6.38
SELECT CLASS SHARES	1/1/97	(8.86)	(1.80)	1.99	6.57

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Multi-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	–13.26%
Russell Midcap Growth Index	–10.26%

Net Assets as of 12/31/2011 (In Thousands)	$1,379,851

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and technology sectors detracted from relative performance, while the Fund’s stock selection in the producer durables and materials and processing sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Newfield Exploration Co., Royal Caribbean Cruises Ltd. and Polycom, Inc. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of cruise ship operator Royal Caribbean Cruises Ltd. declined due to rising fuel prices and the company’s announcement that lingering geopolitical risks in the eastern Mediterranean region would cause it to modify cruise routes, hurting its earnings. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors.

Individual contributors to relative performance included the Fund’s positions in Pall Corp., Alexion Pharmaceuticals, Inc. and W.W. Grainger, Inc. Shares of Pall Corp, a supplier of filtration, separation and purification technologies, benefited from the company’s strong third-quarter earnings, driven by strength from its biopharmaceutical segment. Shares of biotechnology company Alexion Pharmaceuticals, Inc. increased as investors reacted positively to the company’s earnings growth and favorable regulatory opinions on its Soliris drug. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the technology sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	W.W. Grainger, Inc.	2.4%
2.	Valeant Pharmaceuticals International, Inc., (Canada)	2.2
3.	Concho Resources, Inc.	2.2
4.	Pall Corp.	2.2
5.	Cameron International Corp.	2.1
6.	Alliance Data Systems Corp.	1.9
7.	FMC Corp.	1.8
8.	Humana, Inc.	1.7
9.	Harley-Davidson, Inc.	1.6
10.	Wabtec Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.3%
Industrials	21.2
Consumer Discretionary	18.6
Health Care	14.1
Energy	8.5
Financials	6.7
Materials	3.7
Consumer Staples	0.9
Short-Term Investment	1.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(13.40)%	(6.11)%	1.91%	4.35%
With Sales Charge**		(17.94)	(11.03)	0.82	3.79
CLASS B SHARES	1/14/94
Without CDSC		(13.69)	(6.59)	1.32	3.79
With CDSC***		(18.69)	(11.59)	0.94	3.79
CLASS C SHARES	11/4/97
Without CDSC		(13.61)	(6.54)	1.33	3.69
With CDSC****		(14.61)	(7.54)	1.33	3.69
CLASS R2 SHARES	6/19/09	(13.48)	(6.24)	1.75	4.17
CLASS R5 SHARES	11/1/11	(13.22)	(5.75)	2.21	4.64
CLASS R6 SHARES	11/1/11	(13.22)	(5.75)	2.21	4.64
SELECT CLASS SHARES	3/2/89	(13.26)	(5.79)	2.20	4.63

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	–4.58%
Russell Midcap Value Index	–7.56%

Net Assets as of 12/31/2011 (In Thousands)	$6,529,835

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s relative outperformance versus the Benchmark was primarily driven by positive stock selection in the consumer discretionary and financials sectors. The Fund’s overweight versus the Benchmark in the telecommunication services sector and underweight versus the Benchmark in the utilities sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in TJX Cos., Inc., Jack Henry & Associates, Inc. and Transatlantic Holdings, Inc. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. Shares of Jack Henry & Associates, Inc., a provider of technology solutions and payment processing services primarily for the financial services industry, increased due to the company’s strong quarterly revenue. Shares of reinsurance company Transatlantic Holdings, Inc. increased amid investor optimism that it would be taken over.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Cablevision Systems Corp., Newfield Exploration Co. and Albemarle Corp. Shares of Cablevision Systems Corp. declined after the television company announced lower-than-expected third-quarter profit. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of Albemarle Corp., a manufacturer of engineered specialty chemicals, declined on concerns that slowing economic growth would diminish demand for the company’s products.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Fund’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Republic Services, Inc.	2.0%
2.	Energen Corp.	1.8
3.	Loews Corp.	1.7
4.	CMS Energy Corp.	1.7
5.	Williams Cos., Inc. (The)	1.6
6.	Ameriprise Financial, Inc.	1.6
7.	Xcel Energy, Inc.	1.6
8.	Ball Corp.	1.5
9.	W.R. Berkley Corp.	1.4
10.	ONEOK, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.5%
Consumer Discretionary	18.8
Utilities	11.7
Industrials	8.9
Materials	7.3
Energy	6.6
Information Technology	6.5
Consumer Staples	6.3
Health Care	6.2
Telecommunication Services	1.4
Short-Term Investment	2.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		(4.80)%	1.91%	1.52%	8.21%
With Sales Charge**		(9.79)	(3.44)	0.43	7.63
CLASS B SHARES	4/30/01
Without CDSC		(5.06)	1.37	1.00	7.72
With CDSC***		(10.06)	(3.63)	0.61	7.72
CLASS C SHARES	4/30/01
Without CDSC		(5.04)	1.38	1.00	7.60
With CDSC****		(6.04)	0.38	1.00	7.60
CLASS R2 SHARES	11/3/08	(4.95)	1.63	1.35	8.12
INSTITUTIONAL CLASS SHARES	11/13/97	(4.58)	2.42	2.01	8.75
SELECT CLASS SHARES	10/31/01	(4.67)	2.17	1.76	8.48

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	–2.52%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%

Net Assets as of 12/31/2011 (In Thousands)	$486,967

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2011.

The Fund’s portfolio managers employed a quantitative bottom-up approach to their stock selection process, focusing on both valuation and fundamentals. The Fund’s valuation stock selection model seeks to determine how a stock is priced relative to its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The Fund’s fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are judged to be, using metrics such as stock price momentum and earnings momentum.

During the reporting period, the Fund’s stock selection process produced a negative return for the Fund. The Fund experienced negative returns in the technology, industrial and consumer sectors and positive returns in the financial and health care sectors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. The Fund’s portfolio managers sought to go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that have no correlation with general domestic market performance.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apollo Group, Inc., Class A	0.5%
2.	CMS Energy Corp.	0.5
3.	Eli Lilly & Co.	0.5
4.	Assurant, Inc.	0.5
5.	Brinker International, Inc.	0.5
6.	Stone Energy Corp.	0.4
7.	Smithfield Foods, Inc.	0.4
8.	Omnicare, Inc.	0.4
9.	Alliance Data Systems Corp.	0.4
10.	Activision Blizzard, Inc.	0.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Quanta Services, Inc.	0.5%
2.	Akamai Technologies, Inc.	0.5
3.	CarMax, Inc.	0.5
4.	American Tower Corp., Class A	0.5
5.	McMoRan Exploration Co.	0.5
6.	Cobalt International Energy, Inc.	0.5
7.	Concur Technologies, Inc.	0.5
8.	Cincinnati Financial Corp.	0.5
9.	World Fuel Services Corp.	0.5
10.	CapitalSource, Inc.	0.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	16.8%
Information Technology	16.5
Financials	12.3
Industrials	12.2
Health Care	9.2
Energy	7.2
Consumer Staples	6.2
Materials	6.1
Utilities	5.4
Telecommunication Services	0.6
Short-Term Investment	7.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	16.7%
Consumer Discretionary	15.2
Information Technology	14.1
Financials	14.0
Health Care	10.3
Energy	8.3
Materials	7.4
Utilities	6.8
Consumer Staples	5.8
Telecommunication Services	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(2.75)%	(0.42)%	(1.69)%	1.10%
With Sales Charge**		(7.83)	(5.64)	(2.75)	0.47
CLASS B SHARES	5/23/03
Without CDSC		(3.06)	(1.08)	(2.42)	0.40
With CDSC***		(8.06)	(6.08)	(2.86)	0.40
CLASS C SHARES	5/23/03
Without CDSC		(3.06)	(1.08)	(2.42)	0.35
With CDSC****		(4.06)	(2.08)	(2.42)	0.35
SELECT CLASS SHARES	5/23/03	(2.52)	(0.10)	(1.44)	1.35

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month

U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	–3.33%
Russell 3000 Value Index	–5.52%

Net Assets as of 12/31/2011 (In Thousands)	$872,550

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s relative outperformance versus the Benchmark was driven primarily by the Fund’s stock selection in the financials sector. The Fund’s stock selection in the consumer staples sector detracted from the Fund’s relative performance.

Individual contributors to relative performance included the Fund’s positions in Transatlantic Holdings, Inc. and W.R. Berkley Corp. Shares of reinsurance company Transatlantic Holdings, Inc. increased amid investor optimism that it would be taken over. Shares of property and casualty insurer W.R. Berkley Corp. increased as investors reacted positively to the news that the company declared a dividend and increased its stock repurchase authorization.

In addition, the Fund’s underweight position versus the Benchmark in Bank of America Corp. contributed to relative performance, as its shares were hurt by fears that the bank would need to raise capital. The stock also declined after the announcement that American International Group brought a lawsuit against the company.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Devon Energy Corp., Walgreen Co. and Cablevision Systems Corp. Shares of oil and gas operations company Devon Energy Corp. declined due to concerns that slowing economic growth would hurt the demand for oil and natural gas. Shares of Walgreen Co., a retail drugstore operator, declined due to concerns that its terminated partnership with pharmacy benefits manager Express Scripts would negatively impact the company’s earnings. Shares of Cablevision Systems Corp. declined after the television company announced lower-than-expected third-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate significant levels of free cash flow.

The Fund was overweight versus the Benchmark in the consumer discretionary sector, where the Fund’s portfolio managers preferred retailers with strong and recognizable brands, a loyal customer base, recurring revenue streams and lower capital expenditure levels. The Fund was also overweight versus the Benchmark in the financials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.0%
2.	Loews Corp.	2.8
3.	Devon Energy Corp.	2.7
4.	Exxon Mobil Corp.	2.7
5.	AT&T, Inc.	2.6
6.	Procter & Gamble Co. (The)	2.4
7.	Pfizer, Inc.	2.3
8.	Johnson & Johnson	2.1
9.	Ameriprise Financial, Inc.	1.8
10.	Merck & Co., Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.0%
Consumer Discretionary	12.8
Health Care	11.2
Energy	11.1
Utilities	8.1
Consumer Staples	5.9
Industrials	4.8
Telecommunication Services	4.6
Materials	4.5
Information Technology	2.0
Investment Company	0.8
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		(3.55)%	1.11%	1.65%	5.29%
With Sales Charge**		(8.63)	(4.21)	0.56	4.46
CLASS C SHARES	2/28/05
Without CDSC		(3.78)	0.61	1.14	4.77
With CDSC***		(4.78)	(0.39)	1.14	4.77
INSTITUTIONAL CLASS SHARES	2/28/05	(3.33)	1.62	2.17	5.74
SELECT CLASS SHARES	2/28/05	(3.45)	1.37	1.91	5.56

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.7%
	Consumer Discretionary — 20.0%
	Auto Components — 0.9%
146	BorgWarner, Inc. (a)	9,274

	Automobiles — 1.7%
335	Harley-Davidson, Inc.	13,017
191	Tesla Motors, Inc. (a)	5,441

		18,458

	Diversified Consumer Services — 1.3%
212	American Public Education, Inc. (a)	9,167
150	Sotheby’s	4,291

		13,458

	Hotels, Restaurants & Leisure — 1.9%
105	BJ’s Restaurants, Inc. (a)	4,759
167	Las Vegas Sands Corp. (a)	7,127
294	Marriott International, Inc., Class A	8,585

		20,471

	Household Durables — 1.7%
123	Tempur-Pedic International, Inc. (a)	6,450
593	Toll Brothers, Inc. (a)	12,099

		18,549

	Internet & Catalog Retail — 3.7%
125	Amazon.com, Inc. (a)	21,689
246	HomeAway, Inc. (a)	5,714
45	NetFlix, Inc. (a)	3,132
19	priceline.com, Inc. (a)	8,840

		39,375

	Media — 3.4%
287	DIRECTV, Class A (a)	12,276
6,160	Sirius XM Radio, Inc. (a)	11,212
325	Walt Disney Co. (The)	12,173

		35,661

	Specialty Retail — 1.2%
602	Sally Beauty Holdings, Inc. (a)	12,710

	Textiles, Apparel & Luxury Goods — 4.2%
217	Coach, Inc.	13,258
92	Deckers Outdoor Corp. (a)	6,922
175	Lululemon Athletica, Inc., (Canada) (a)	8,142
310	Michael Kors Holdings Ltd., (Hong Kong) (a)	8,442
240	Vera Bradley, Inc. (a)	7,737

		44,501

	Total Consumer Discretionary	212,457

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 0.4%
	Food Products — 0.4%
138	Diamond Foods, Inc.	4,459

	Energy — 6.9%
	Energy Equipment & Services — 4.2%
377	Cameron International Corp. (a)	18,558
113	Dril-Quip, Inc. (a)	7,438
274	Schlumberger Ltd.	18,737

		44,733

	Oil, Gas & Consumable Fuels — 2.7%
190	Concho Resources, Inc. (a)	17,813
178	Laredo Petroleum Holdings, Inc. (a)	3,976
196	Newfield Exploration Co. (a)	7,410

		29,199

	Total Energy	73,932

	Financials — 9.7%
	Capital Markets — 2.4%
607	Blackstone Group LP (The)	8,510
257	Lazard Ltd., (Bermuda), Class A	6,713
181	T. Rowe Price Group, Inc.	10,319

		25,542

	Commercial Banks — 2.0%
419	U.S. Bancorp	11,320
375	Wells Fargo & Co.	10,335

		21,655

	Consumer Finance — 1.2%
274	American Express Co.	12,915

	Diversified Financial Services — 1.7%
41	CME Group, Inc.	9,868
225	Moody’s Corp.	7,585

		17,453

	Insurance — 1.6%
154	ACE Ltd., (Switzerland)	10,827
235	Amtrust Financial Services, Inc.	5,576

		16,403

	Real Estate Investment Trusts (REITs) — 0.8%
308	ProLogis, Inc.	8,792

	Total Financials	102,760

	Health Care — 13.8%
	Biotechnology — 4.7%
318	Aegerion Pharmaceuticals, Inc. (a)	5,325
103	Alexion Pharmaceuticals, Inc. (a)	7,336

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
177	Biogen Idec, Inc. (a)	19,479
270	Celgene Corp. (a)	18,218

		50,358

	Health Care Equipment & Supplies — 1.6%
175	Sirona Dental Systems, Inc. (a)	7,703
292	Thoratec Corp. (a)	9,806

		17,509

	Health Care Providers & Services — 3.3%
307	Emeritus Corp. (a)	5,376
100	Humana, Inc.	8,796
411	UnitedHealth Group, Inc.	20,824

		34,996

	Life Sciences Tools & Services — 0.7%
200	Agilent Technologies, Inc. (a)	6,996

	Pharmaceuticals — 3.5%
161	Allergan, Inc.	14,109
487	Valeant Pharmaceuticals International, Inc., (Canada) (a) (c)	22,724

		36,833

	Total Health Care	146,692

	Industrials — 16.0%
	Aerospace & Defense — 2.0%
166	HEICO Corp. (c)	9,679
116	TransDigm Group, Inc. (a)	11,053

		20,732

	Building Products — 1.0%
247	Armstrong World Industries, Inc. (a)	10,814

	Industrial Conglomerates — 1.3%
309	Carlisle Cos., Inc.	13,706

	Machinery — 4.8%
200	AGCO Corp. (a)	8,598
142	Cummins, Inc.	12,464
341	Pall Corp.	19,460
155	Wabtec Corp.	10,821

		51,343

	Professional Services — 1.2%
142	IHS, Inc., Class A (a)	12,209

	Road & Rail — 1.9%
189	J.B. Hunt Transport Services, Inc.	8,500
294	Old Dominion Freight Line, Inc. (a)	11,916

		20,416

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 3.8%
433	Air Lease Corp. (a)	10,266
115	W.W. Grainger, Inc.	21,452
139	Watsco, Inc.	9,147

		40,865

	Total Industrials	170,085

	Information Technology — 30.4%
	Communications Equipment — 4.5%
359	Aruba Networks, Inc. (a)	6,645
77	F5 Networks, Inc. (a)	8,150
508	Polycom, Inc. (a)	8,285
446	QUALCOMM, Inc.	24,407

		47,487

	Computers & Peripherals — 9.4%
203	Apple, Inc. (a)	82,154
388	EMC Corp. (a)	8,351
262	NetApp, Inc. (a)	9,485

		99,990

	Electronic Equipment, Instruments & Components — 1.0%
357	TE Connectivity Ltd., (Switzerland)	10,996

	Internet Software & Services — 2.9%
41	Google, Inc., Class A (a)	26,288
124	OpenTable, Inc. (a)	4,856

		31,144

	IT Services — 3.5%
159	Cognizant Technology Solutions Corp., Class A (a)	10,219
50	MasterCard, Inc., Class A	18,753
236	VeriFone Systems, Inc. (a)	8,372

		37,344

	Office Electronics — 0.5%
147	Zebra Technologies Corp., Class A (a)	5,274

	Semiconductors & Semiconductor Equipment — 3.2%
310	Avago Technologies Ltd., (Singapore)	8,935
520	Freescale Semiconductor Holdings I Ltd. (a)	6,578
201	Lam Research Corp. (a)	7,423
335	Xilinx, Inc.	10,740

		33,676

	Software — 5.4%
112	Citrix Systems, Inc. (a)	6,776
189	MICROS Systems, Inc. (a)	8,813
466	Nuance Communications, Inc. (a)	11,712
80	Salesforce.com, Inc. (a)	8,158

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
240	Taleo Corp., Class A (a)	9,301
80	VMware, Inc., Class A (a)	6,647
585	Zynga, Inc., Class A (a)	5,500

		56,907

	Total Information Technology	322,818

	Materials — 2.5%
	Chemicals — 2.5%
182	FMC Corp.	15,694
122	Sherwin-Williams Co. (The)	10,864

	Total Materials	26,558

	Total Common Stocks (Cost $897,574)	1,059,761

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.9%
	Investment Company — 0.9%
9,188	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $9,188)	9,188

Investment of Cash Collateral for Securities on Loan — 1.7%
	Investment Company — 1.7%
18,373	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $18,373)	18,373

	Total Investments — 102.3% (Cost $925,135)	1,087,322
	Liabilities in Excess of Other Assets — (2.3)%	(24,866)

	NET ASSETS — 100.0%	$1,062,456

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 17.5%
	Automobiles — 1.5%
103	Harley-Davidson, Inc.	4,005

	Distributors — 1.5%
63	Genuine Parts Co.	3,883

	Hotels, Restaurants & Leisure — 5.1%
70	Cracker Barrel Old Country Store, Inc.	3,519
96	Papa John’s International, Inc. (a)	3,619
172	Penn National Gaming, Inc. (a)	6,531

		13,669

	Household Durables — 2.8%
247	Jarden Corp.	7,384

	Multiline Retail — 1.6%
86	Nordstrom, Inc.	4,263

	Specialty Retail — 5.0%
253	American Eagle Outfitters, Inc.	3,875
240	Chico’s FAS, Inc.	2,671
94	Dick’s Sporting Goods, Inc.	3,474
84	Williams-Sonoma, Inc.	3,246

		13,266

	Total Consumer Discretionary	46,470

	Consumer Staples — 1.4%
	Food & Staples Retailing — 1.4%
112	Walgreen Co.	3,688

	Energy — 7.7%
	Energy Equipment & Services — 2.8%
211	Patterson-UTI Energy, Inc.	4,208
64	Tidewater, Inc.	3,171

		7,379

	Oil, Gas & Consumable Fuels — 4.9%
75	Cimarex Energy Co.	4,646
137	Devon Energy Corp.	8,499

		13,145

	Total Energy	20,524

	Financials — 18.1%
	Capital Markets — 6.0%
21	BlackRock, Inc.	3,654
323	Calamos Asset Management, Inc., Class A	4,041
115	Epoch Holding Corp.	2,568
236	Janus Capital Group, Inc.	1,492
264	TD Ameritrade Holding Corp.	4,126

		15,881

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 3.5%
432	Associated Banc-Corp.	4,829
151	First Republic Bank (a)	4,614

		9,443

	Insurance — 3.9%
83	Chubb Corp. (The)	5,735
57	ProAssurance Corp.	4,544

		10,279

	Real Estate Investment Trusts (REITs) — 4.7%
72	Mid-America Apartment Communities, Inc.	4,508
155	National Retail Properties, Inc.	4,091
231	RLJ Lodging Trust	3,896

		12,495

	Total Financials	48,098

	Health Care — 8.5%
	Health Care Equipment & Supplies — 1.7%
57	IDEXX Laboratories, Inc. (a)	4,416

	Health Care Providers & Services — 6.8%
147	Coventry Health Care, Inc. (a)	4,456
59	Laboratory Corp. of America Holdings (a)	5,093
171	UnitedHealth Group, Inc.	8,650

		18,199

	Total Health Care	22,615

	Industrials — 16.2%
	Aerospace & Defense — 1.6%
46	TransDigm Group, Inc. (a)	4,380

	Commercial Services & Supplies — 2.4%
194	Waste Connections, Inc.	6,419

	Electrical Equipment — 1.3%
70	Regal-Beloit Corp.	3,576

	Machinery — 7.3%
42	Cummins, Inc.	3,732
83	Dover Corp.	4,795
74	Eaton Corp.	3,242
45	Joy Global, Inc.	3,336
69	Toro Co. (The)	4,178

		19,283

	Road & Rail — 2.1%
77	Norfolk Southern Corp.	5,585

	Trading Companies & Distributors — 1.5%
21	W.W. Grainger, Inc.	3,912

	Total Industrials	43,155

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Information Technology — 9.8%
	Computers & Peripherals — 1.4%
101	NetApp, Inc. (a)	3,657

	Electronic Equipment, Instruments & Components — 1.7%
76	Anixter International, Inc. (a)	4,512

	Semiconductors & Semiconductor Equipment — 3.3%
281	Intersil Corp., Class A	2,929
105	Linear Technology Corp.	3,157
191	Marvell Technology Group Ltd., (Bermuda) (a)	2,646

		8,732

	Software — 3.4%
93	MICROS Systems, Inc. (a)	4,327
107	Solera Holdings, Inc.	4,756

		9,083

	Total Information Technology	25,984

	Materials — 9.6%
	Chemicals — 3.3%
64	Airgas, Inc.	4,986
82	Scotts Miracle-Gro Co. (The), Class A	3,817

		8,803

	Containers & Packaging — 4.5%
145	Crown Holdings, Inc. (a)	4,875
184	Silgan Holdings, Inc.	7,104

		11,979

	Metals & Mining — 1.8%
101	Reliance Steel & Aluminum Co.	4,924

	Total Materials	25,706

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 7.6%
	Electric Utilities — 1.5%
86	Southern Co. (The)	3,960

	Gas Utilities — 1.2%
68	Northwest Natural Gas Co.	3,249

	Multi-Utilities — 4.9%
204	CMS Energy Corp.	4,502
104	NorthWestern Corp.	3,737
137	Wisconsin Energy Corp.	4,802

		13,041

	Total Utilities	20,250

	Total Common Stocks (Cost $257,941)	256,490

Short-Term Investment — 6.0%
	Investment Company — 6.0%
16,041	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $16,041)	16,041

	Total Investments — 102.4% (Cost $273,982)	272,531
	Liabilities in Excess of Other Assets — (2.4)%	(6,407)

	NET ASSETS — 100.0%	$266,124

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 18.8%
	Auto Components — 0.7%
64	BorgWarner, Inc. (a)	4,086

	Automobiles — 1.1%
116	Harley-Davidson, Inc.	4,521
52	Tesla Motors, Inc. (a)	1,485

		6,006

	Distributors — 0.5%
47	Genuine Parts Co.	2,869

	Diversified Consumer Services — 0.3%
48	Sotheby’s	1,378

	Hotels, Restaurants & Leisure — 4.0%
68	Darden Restaurants, Inc.	3,093
213	International Game Technology	3,668
259	Marriott International, Inc., Class A	7,549
139	Royal Caribbean Cruises Ltd.	3,440
21	Wynn Resorts Ltd.	2,365
47	Yum! Brands, Inc.	2,785

		22,900

	Household Durables — 1.6%
53	Jarden Corp.	1,569
36	Mohawk Industries, Inc. (a)	2,124
36	Tempur-Pedic International, Inc. (a)	1,891
161	Toll Brothers, Inc. (a)	3,292

		8,876

	Internet & Catalog Retail — 0.6%
42	Expedia, Inc.	1,207
16	NetFlix, Inc. (a)	1,088
42	TripAdvisor, Inc. (a)	1,049

		3,344

	Media — 2.5%
20	AMC Networks, Inc., Class A (a)	769
56	Cablevision Systems Corp., Class A	799
110	CBS Corp. (Non-Voting), Class B	2,975
102	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,285
86	DISH Network Corp., Class A	2,438
120	Gannett Co., Inc.	1,599
2,156	Sirius XM Radio, Inc. (a)	3,924
2	Washington Post Co. (The), Class B	661

		14,450

	Multiline Retail — 0.9%
40	Family Dollar Stores, Inc.	2,289
62	Kohl’s Corp.	3,045

		5,334

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 4.1%
25	Abercrombie & Fitch Co., Class A	1,221
10	AutoZone, Inc. (a)	3,120
46	Bed Bath & Beyond, Inc. (a)	2,690
48	Dick’s Sporting Goods, Inc.	1,785
128	Gap, Inc. (The)	2,382
36	PetSmart, Inc.	1,841
158	Sally Beauty Holdings, Inc. (a)	3,338
31	Tiffany & Co.	2,021
62	TJX Cos., Inc.	3,970
26	Williams-Sonoma, Inc.	989

		23,357

	Textiles, Apparel & Luxury Goods — 2.5%
48	Coach, Inc.	2,918
29	Deckers Outdoor Corp. (a)	2,177
25	Fossil, Inc. (a)	1,968
48	Lululemon Athletica, Inc., (Canada) (a)	2,221
81	Michael Kors Holdings Ltd., (Hong Kong) (a)	2,207
37	PVH Corp.	2,608

		14,099

	Total Consumer Discretionary	106,699

	Consumer Staples — 3.6%
	Beverages — 1.2%
77	Beam, Inc.	3,940
17	Brown-Forman Corp., Class B	1,367
42	Dr. Pepper Snapple Group, Inc.	1,666

		6,973

	Food Products — 2.0%
37	Diamond Foods, Inc.	1,187
29	Green Mountain Coffee Roasters, Inc. (a)	1,278
33	Hershey Co. (The)	2,045
39	JM Smucker Co. (The)	3,041
42	Ralcorp Holdings, Inc. (a)	3,617

		11,168

	Household Products — 0.4%
33	Energizer Holdings, Inc. (a)	2,549

	Total Consumer Staples	20,690

	Energy — 7.6%
	Energy Equipment & Services — 2.0%
117	Cameron International Corp. (a)	5,758
14	CARBO Ceramics, Inc.	1,763
31	Core Laboratories N.V., (Netherlands)	3,578

		11,099

	Oil, Gas & Consumable Fuels — 5.6%
66	Concho Resources, Inc. (a)	6,225

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
41	CVR Energy, Inc. (a)	762
58	Devon Energy Corp.	3,609
105	Energen Corp.	5,265
39	EQT Corp.	2,115
46	Laredo Petroleum Holdings, Inc. (a)	1,028
108	Newfield Exploration Co. (a)	4,056
52	Range Resources Corp.	3,227
41	Teekay Corp., (Canada)	1,098
141	Williams Cos., Inc. (The)	4,643

		32,028

	Total Energy	43,127

	Financials — 15.1%
	Capital Markets — 3.8%
92	Ameriprise Financial, Inc.	4,582
175	Blackstone Group LP (The)	2,448
140	Invesco Ltd.	2,807
94	Lazard Ltd., (Bermuda), Class A	2,452
37	Northern Trust Corp.	1,471
91	Och-Ziff Capital Management Group LLC, Class A	763
125	T. Rowe Price Group, Inc.	7,104

		21,627

	Commercial Banks — 3.4%
58	BancorpSouth, Inc.	635
55	BOK Financial Corp. (c)	3,010
55	City National Corp.	2,417
44	Cullen/Frost Bankers, Inc.	2,344
235	Fifth Third Bancorp	2,994
176	Huntington Bancshares, Inc.	968
46	M&T Bank Corp.	3,481
127	SunTrust Banks, Inc.	2,242
80	Zions Bancorp	1,304

		19,395

	Diversified Financial Services — 0.5%
90	Moody’s Corp.	3,018

	Insurance — 4.8%
22	Arch Capital Group Ltd., (Bermuda) (a)	834
39	Chubb Corp. (The)	2,672
133	Loews Corp.	4,996
108	Marsh & McLennan Cos., Inc.	3,409
218	Old Republic International Corp.	2,021
97	OneBeacon Insurance Group Ltd., Class A	1,497
32	Torchmark Corp.	1,374
61	Transatlantic Holdings, Inc.	3,311

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
120	W.R. Berkley Corp.	4,137
152	XL Group plc, (Ireland)	2,995

		27,246

	Real Estate Investment Trusts (REITs) — 1.6%
55	HCP, Inc.	2,287
85	ProLogis, Inc.	2,427
60	Regency Centers Corp.	2,265
30	Vornado Realty Trust	2,279

		9,258

	Real Estate Management & Development — 0.4%
137	Brookfield Office Properties, Inc.	2,140

	Thrifts & Mortgage Finance — 0.6%
88	Capitol Federal Financial, Inc.	1,013
192	People’s United Financial, Inc.	2,462

		3,475

	Total Financials	86,159

	Health Care — 10.1%
	Biotechnology — 0.9%
49	Alexion Pharmaceuticals, Inc. (a)	3,525
44	Vertex Pharmaceuticals, Inc. (a)	1,461

		4,986

	Health Care Equipment & Supplies — 1.4%
35	Becton, Dickinson & Co.	2,623
58	Sirona Dental Systems, Inc. (a)	2,541
86	Thoratec Corp. (a)	2,876

		8,040

	Health Care Providers & Services — 5.1%
92	AmerisourceBergen Corp.	3,418
207	Brookdale Senior Living, Inc. (a)	3,600
34	Cigna Corp.	1,407
156	Coventry Health Care, Inc. (a)	4,733
57	HCA Holdings, Inc. (a)	1,260
90	Humana, Inc.	7,855
270	Lincare Holdings, Inc.	6,939

		29,212

	Life Sciences Tools & Services — 1.1%
94	Agilent Technologies, Inc. (a)	3,294
118	Bruker Corp. (a)	1,467
37	Illumina, Inc. (a)	1,133

		5,894

	Pharmaceuticals — 1.6%
31	Perrigo Co.	3,017

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — Continued
134	Valeant Pharmaceuticals International, Inc., (Canada) (a) (c)	6,233

		9,250

	Total Health Care	57,382

	Industrials — 14.9%
	Aerospace & Defense — 1.5%
36	Alliant Techsystems, Inc.	2,029
8	Goodrich Corp.	977
24	L-3 Communications Holdings, Inc.	1,620
40	TransDigm Group, Inc. (a)	3,866

		8,492

	Building Products — 0.8%
72	Armstrong World Industries, Inc. (a)	3,172
94	Fortune Brands Home & Security, Inc. (a)	1,596

		4,768

	Commercial Services & Supplies — 1.6%
207	Republic Services, Inc.	5,698
44	Stericycle, Inc. (a)	3,417

		9,115

	Electrical Equipment — 2.6%
71	AMETEK, Inc.	2,989
104	Cooper Industries plc	5,610
57	Regal-Beloit Corp.	2,895
36	Roper Industries, Inc.	3,165

		14,659

	Industrial Conglomerates — 1.2%
153	Carlisle Cos., Inc.	6,768

	Machinery — 3.6%
49	AGCO Corp. (a)	2,110
31	Cummins, Inc.	2,730
104	Pall Corp.	5,955
32	Parker Hannifin Corp.	2,417
57	Snap-on, Inc.	2,865
64	Wabtec Corp.	4,447

		20,524

	Professional Services — 0.6%
41	IHS, Inc., Class A (a)	3,490

	Road & Rail — 0.9%
150	Avis Budget Group, Inc. (a)	1,611
74	J.B. Hunt Transport Services, Inc.	3,335

		4,946

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.1%
133	Air Lease Corp. (a)	3,146
33	MSC Industrial Direct Co., Inc., Class A	2,333
35	W.W. Grainger, Inc.	6,626

		12,105

	Total Industrials	84,867

	Information Technology — 15.7%
	Communications Equipment — 1.5%
96	Aruba Networks, Inc. (a)	1,783
38	F5 Networks, Inc. (a)	4,011
169	Polycom, Inc. (a)	2,747

		8,541

	Computers & Peripherals — 0.4%
65	NetApp, Inc. (a)	2,339

	Electronic Equipment, Instruments & Components — 2.2%
76	Amphenol Corp., Class A	3,445
78	Arrow Electronics, Inc. (a)	2,911
197	TE Connectivity Ltd., (Switzerland)	6,054

		12,410

	Internet Software & Services — 0.7%
36	OpenTable, Inc. (a)	1,393
55	Rackspace Hosting, Inc. (a)	2,383

		3,776

	IT Services — 2.6%
52	Alliance Data Systems Corp. (a)	5,431
88	CGI Group, Inc., (Canada), Class A (a)	1,659
75	FleetCor Technologies, Inc. (a)	2,252
103	Jack Henry & Associates, Inc.	3,448
64	VeriFone Systems, Inc. (a)	2,277

		15,067

	Office Electronics — 0.3%
50	Zebra Technologies Corp., Class A (a)	1,789

	Semiconductors & Semiconductor Equipment — 3.2%
83	Analog Devices, Inc.	2,963
105	Avago Technologies Ltd., (Singapore)	3,039
159	Freescale Semiconductor Holdings I Ltd. (a)	2,009
68	KLA-Tencor Corp.	3,276
94	Microchip Technology, Inc. (c)	3,440
116	Xilinx, Inc.	3,725

		18,452

	Software — 4.8%
55	Citrix Systems, Inc. (a)	3,309
41	Concur Technologies, Inc. (a)	2,083

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
25	FactSet Research Systems, Inc.	2,173
106	Fortinet, Inc. (a)	2,303
61	MICROS Systems, Inc. (a)	2,846
145	Nuance Communications, Inc. (a)	3,651
81	Red Hat, Inc. (a)	3,353
17	Salesforce.com, Inc. (a)	1,755
111	Synopsys, Inc. (a)	3,008
56	TIBCO Software, Inc. (a)	1,332
151	Zynga, Inc., Class A (a)	1,423

		27,236

	Total Information Technology	89,610

	Materials — 5.5%
	Chemicals — 3.5%
32	Airgas, Inc.	2,460
56	Albemarle Corp.	2,891
57	FMC Corp.	4,904
76	Sherwin-Williams Co. (The)	6,794
47	Sigma-Aldrich Corp.	2,954

		20,003

	Containers & Packaging — 2.0%
120	Ball Corp.	4,271
39	Greif, Inc., Class A	1,790
42	Rock-Tenn Co., Class A	2,441
77	Silgan Holdings, Inc.	2,966

		11,468

	Total Materials	31,471

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.4%
54	CenturyLink, Inc.	2,024

	Wireless Telecommunication Services — 0.3%
71	Telephone & Data Systems, Inc.	1,700

	Total Telecommunication Services	3,724

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 6.0%
	Electric Utilities — 1.5%
44	Northeast Utilities	1,594
175	NV Energy, Inc.	2,853
133	Westar Energy, Inc.	3,839

		8,286

	Gas Utilities — 0.7%
47	ONEOK, Inc.	4,066

	Multi-Utilities — 3.8%
87	CenterPoint Energy, Inc.	1,750
224	CMS Energy Corp.	4,948
68	NSTAR	3,198
64	Sempra Energy	3,515
107	Wisconsin Energy Corp.	3,737
163	Xcel Energy, Inc.	4,516

		21,664

	Total Utilities	34,016

	Total Common Stocks (Cost $478,062)	557,745

Short-Term Investment — 1.9%
	Investment Company — 1.9%
10,685	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $10,685)	10,685

Investment of Cash Collateral for Securities on Loan — 1.0%
	Investment Company — 1.0%
5,493	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $5,493)	5,493

	Total Investments — 100.9% (Cost $494,240)	573,923
	Liabilities in Excess of Other Assets — (0.9)%	(4,959)

	NET ASSETS — 100.0%	$568,964

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.3%
	Consumer Discretionary — 18.7%
	Auto Components — 1.5%
317	BorgWarner, Inc. (a)	20,199

	Automobiles — 2.1%
576	Harley-Davidson, Inc.	22,374
257	Tesla Motors, Inc. (a)	7,328

		29,702

	Diversified Consumer Services — 0.5%
239	Sotheby’s	6,805

	Hotels, Restaurants & Leisure — 4.5%
1,055	International Game Technology	18,145
679	Marriott International, Inc., Class A	19,812
497	Royal Caribbean Cruises Ltd.	12,313
106	Wynn Resorts Ltd.	11,701

		61,971

	Household Durables — 1.9%
178	Tempur-Pedic International, Inc. (a)	9,329
797	Toll Brothers, Inc. (a)	16,281

		25,610

	Internet & Catalog Retail — 0.4%
77	NetFlix, Inc. (a)	5,349

	Media — 1.4%
10,666	Sirius XM Radio, Inc. (a)	19,411

	Specialty Retail — 2.3%
124	Abercrombie & Fitch Co., Class A	6,042
239	Dick’s Sporting Goods, Inc.	8,822
792	Sally Beauty Holdings, Inc. (a)	16,724

		31,588

	Textiles, Apparel & Luxury Goods — 4.1%
236	Coach, Inc.	14,430
142	Deckers Outdoor Corp. (a)	10,746
122	Fossil, Inc. (a)	9,706
235	Lululemon Athletica, Inc., (Canada) (a)	10,974
408	Michael Kors Holdings Ltd., (Hong Kong) (a)	11,107

		56,963

	Total Consumer Discretionary	257,598

	Consumer Staples — 0.9%
	Food Products — 0.9%
184	Diamond Foods, Inc.	5,934
141	Green Mountain Coffee Roasters, Inc. (a)	6,315

	Total Consumer Staples	12,249

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 8.6%
	Energy Equipment & Services — 4.0%
580	Cameron International Corp. (a)	28,509
71	CARBO Ceramics, Inc.	8,732
156	Core Laboratories N.V., (Netherlands)	17,719

		54,960

	Oil, Gas & Consumable Fuels — 4.6%
329	Concho Resources, Inc. (a)	30,806
231	Laredo Petroleum Holdings, Inc. (a)	5,140
303	Newfield Exploration Co. (a)	11,436
258	Range Resources Corp.	15,950

		63,332

	Total Energy	118,292

	Financials — 6.7%
	Capital Markets — 3.6%
863	Blackstone Group LP (The)	12,096
464	Lazard Ltd., (Bermuda), Class A	12,112
743	Och-Ziff Capital Management Group LLC, Class A	6,253
349	T. Rowe Price Group, Inc.	19,895

		50,356

	Commercial Banks — 1.1%
271	BOK Financial Corp.	14,875

	Diversified Financial Services — 1.1%
443	Moody’s Corp.	14,927

	Real Estate Investment Trusts (REITs) — 0.9%
419	ProLogis, Inc.	11,991

	Total Financials	92,149

	Health Care — 14.2%
	Biotechnology — 1.8%
244	Alexion Pharmaceuticals, Inc. (a)	17,439
222	Vertex Pharmaceuticals, Inc. (a)	7,359

		24,798

	Health Care Equipment & Supplies — 2.0%
285	Sirona Dental Systems, Inc. (a)	12,552
423	Thoratec Corp. (a)	14,209

		26,761

	Health Care Providers & Services — 5.0%
1,024	Brookdale Senior Living, Inc. (a)	17,798
435	Coventry Health Care, Inc. (a)	13,202
268	Humana, Inc.	23,446
583	Lincare Holdings, Inc.	14,984

		69,430

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 2.1%
466	Agilent Technologies, Inc. (a)	16,293
582	Bruker Corp. (a)	7,232
183	Illumina, Inc. (a)	5,581

		29,106

	Pharmaceuticals — 3.3%
154	Perrigo Co.	14,936
661	Valeant Pharmaceuticals International, Inc., (Canada) (a)	30,848

		45,784

	Total Health Care	195,879

	Industrials — 21.2%
	Aerospace & Defense — 1.7%
39	Goodrich Corp.	4,824
200	TransDigm Group, Inc. (a)	19,127

		23,951

	Building Products — 1.1%
357	Armstrong World Industries, Inc. (a)	15,679

	Commercial Services & Supplies — 1.2%
217	Stericycle, Inc. (a)	16,898

	Electrical Equipment — 2.1%
236	Cooper Industries plc	12,796
180	Roper Industries, Inc.	15,640

		28,436

	Industrial Conglomerates — 1.3%
423	Carlisle Cos., Inc.	18,726

	Machinery — 6.4%
243	AGCO Corp. (a)	10,429
153	Cummins, Inc.	13,498
522	Pall Corp.	29,832
157	Parker Hannifin Corp.	11,964
315	Wabtec Corp.	22,000

		87,723

	Professional Services — 1.3%
203	IHS, Inc., Class A (a)	17,473

	Road & Rail — 1.8%
742	Avis Budget Group, Inc. (a)	7,955
366	J.B. Hunt Transport Services, Inc.	16,496

		24,451

	Trading Companies & Distributors — 4.3%
656	Air Lease Corp. (a) (c)	15,561
162	MSC Industrial Direct Co., Inc., Class A	11,555

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
176	W.W. Grainger, Inc.	32,852

		59,968

	Total Industrials	293,305

	Information Technology — 25.3%
	Communications Equipment — 3.1%
482	Aruba Networks, Inc. (a)	8,919
187	F5 Networks, Inc. (a)	19,866
833	Polycom, Inc. (a)	13,576

		42,361

	Computers & Peripherals — 0.8%
319	NetApp, Inc. (a)	11,563

	Electronic Equipment, Instruments & Components — 1.1%
474	TE Connectivity Ltd., (Switzerland)	14,592

	Internet Software & Services — 1.3%
176	OpenTable, Inc. (a)	6,871
274	Rackspace Hosting, Inc. (a)	11,768

		18,639

	IT Services — 4.2%
259	Alliance Data Systems Corp. (a) (c)	26,884
434	CGI Group, Inc., (Canada), Class A (a)	8,181
372	FleetCor Technologies, Inc. (a)	11,121
317	VeriFone Systems, Inc. (a)	11,249

		57,435

	Office Electronics — 0.6%
247	Zebra Technologies Corp., Class A (a)	8,834

	Semiconductors & Semiconductor Equipment — 5.5%
521	Avago Technologies Ltd., (Singapore)	15,033
784	Freescale Semiconductor Holdings I Ltd. (a)	9,923
336	KLA-Tencor Corp.	16,202
464	Microchip Technology, Inc. (c)	17,007
575	Xilinx, Inc.	18,425

		76,590

	Software — 8.7%
270	Citrix Systems, Inc. (a)	16,364
203	Concur Technologies, Inc. (a)	10,290
123	FactSet Research Systems, Inc.	10,744
522	Fortinet, Inc. (a)	11,385
302	MICROS Systems, Inc. (a)	14,072
718	Nuance Communications, Inc. (a)	18,052
402	Red Hat, Inc. (a)	16,595
85	Salesforce.com, Inc. (a)	8,644

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
277	TIBCO Software, Inc. (a)	6,628
751	Zynga, Inc., Class A (a)	7,064

		119,838

	Total Information Technology	349,852

	Materials — 3.7%
	Chemicals — 3.1%
282	FMC Corp.	24,272
206	Sherwin-Williams Co. (The)	18,416

		42,688

	Containers & Packaging — 0.6%
194	Greif, Inc., Class A	8,832

	Total Materials	51,520

	Total Common Stocks (Cost $1,195,950)	1,370,844

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.0%
	Investment Company — 1.0%
13,528	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $13,528)	13,528

Investment of Cash Collateral for Securities on Loan — 1.0%
	Investment Company — 1.0%
13,316	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $13,316)	13,316

	Total Investments — 101.3% (Cost $1,222,794)	1,397,688
	Liabilities in Excess of Other Assets — (1.3)%	(17,837)

	NET ASSETS — 100.0%	$1,379,851

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 18.8%
	Distributors — 1.0%
1,044	Genuine Parts Co.	63,918

	Hotels, Restaurants & Leisure — 3.6%
1,518	Darden Restaurants, Inc.	69,169
2,736	Marriott International, Inc., Class A	79,802
853	Royal Caribbean Cruises Ltd.	21,123
1,066	Yum! Brands, Inc.	62,929

		233,023

	Household Durables — 1.3%
1,186	Jarden Corp.	35,451
800	Mohawk Industries, Inc. (a)	47,863

		83,314

	Internet & Catalog Retail — 0.8%
933	Expedia, Inc.	27,064
933	TripAdvisor, Inc. (a)	23,510

		50,574

	Media — 3.6%
457	AMC Networks, Inc., Class A (a)	17,164
1,258	Cablevision Systems Corp., Class A	17,889
2,459	CBS Corp. (Non-Voting), Class B	66,726
2,286	Clear Channel Outdoor Holdings, Inc., Class A (a)	28,695
1,912	DISH Network Corp., Class A	54,461
2,850	Gannett Co., Inc.	38,106
39	Washington Post Co. (The), Class B (c)	14,854

		237,895

	Multiline Retail — 1.8%
886	Family Dollar Stores, Inc.	51,088
1,383	Kohl’s Corp.	68,263

		119,351

	Specialty Retail — 5.8%
214	AutoZone, Inc. (a)	69,413
1,033	Bed Bath & Beyond, Inc. (a)	59,903
2,861	Gap, Inc. (The)	53,067
805	PetSmart, Inc.	41,268
689	Tiffany & Co.	45,630
1,370	TJX Cos., Inc.	88,404
585	Williams-Sonoma, Inc.	22,541

		380,226

	Textiles, Apparel & Luxury Goods — 0.9%
836	PVH Corp.	58,908

	Total Consumer Discretionary	1,227,209

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.3%
	Beverages — 2.4%
1,754	Beam, Inc.	89,871
378	Brown-Forman Corp., Class B	30,465
953	Dr. Pepper Snapple Group, Inc.	37,634

		157,970

	Food Products — 3.0%
737	Hershey Co. (The)	45,534
888	JM Smucker Co. (The)	69,399
945	Ralcorp Holdings, Inc. (a)	80,788

		195,721

	Household Products — 0.9%
738	Energizer Holdings, Inc. (a)	57,193

	Total Consumer Staples	410,884

	Energy — 6.6%
	Oil, Gas & Consumable Fuels — 6.6%
915	CVR Energy, Inc. (a)	17,132
1,305	Devon Energy Corp.	80,937
2,365	Energen Corp.	118,270
873	EQT Corp.	47,857
1,044	Newfield Exploration Co. (a)	39,409
935	Teekay Corp., (Canada)	24,991
3,157	Williams Cos., Inc. (The)	104,247

	Total Energy	432,843

	Financials — 23.4%
	Capital Markets — 4.1%
2,063	Ameriprise Financial, Inc.	102,402
3,129	Invesco Ltd.	62,852
829	Northern Trust Corp.	32,886
1,212	T. Rowe Price Group, Inc.	69,045

		267,185

	Commercial Banks — 5.6%
1,277	BancorpSouth, Inc. (c)	14,068
1,235	City National Corp.	54,571
1,000	Cullen/Frost Bankers, Inc.	52,910
5,276	Fifth Third Bancorp	67,116
3,929	Huntington Bancshares, Inc.	21,569
1,022	M&T Bank Corp.	78,053
2,859	SunTrust Banks, Inc.	50,600
1,790	Zions Bancorp	29,143

		368,030

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — 9.4%
513	Arch Capital Group Ltd., (Bermuda) (a)	19,085
865	Chubb Corp. (The)	59,845
3,030	Loews Corp.	114,087
2,462	Marsh & McLennan Cos., Inc.	77,862
4,884	Old Republic International Corp.	45,279
2,173	OneBeacon Insurance Group Ltd., Class A	33,447
707	Torchmark Corp.	30,696
1,381	Transatlantic Holdings, Inc.	75,584
2,700	W.R. Berkley Corp.	92,863
3,399	XL Group plc, (Ireland)	67,207

		615,955

	Real Estate Investment Trusts (REITs) — 2.4%
1,236	HCP, Inc.	51,208
1,350	Regency Centers Corp.	50,768
664	Vornado Realty Trust	51,023

		152,999

	Real Estate Management & Development — 0.7%
3,056	Brookfield Office Properties, Inc.	47,789

	Thrifts & Mortgage Finance — 1.2%
1,983	Capitol Federal Financial, Inc.	22,880
4,294	People’s United Financial, Inc.	55,177

		78,057

	Total Financials	1,530,015

	Health Care — 6.2%
	Health Care Equipment & Supplies — 0.9%
787	Becton, Dickinson & Co.	58,782

	Health Care Providers & Services — 5.3%
2,099	AmerisourceBergen Corp.	78,046
748	Cigna Corp.	31,427
1,523	Coventry Health Care, Inc. (a)	46,241
1,279	HCA Holdings, Inc. (a)	28,168
814	Humana, Inc.	71,327
3,410	Lincare Holdings, Inc.	87,680

		342,889

	Total Health Care	401,671

	Industrials — 8.8%
	Aerospace & Defense — 1.2%
795	Alliant Techsystems, Inc.	45,422
544	L-3 Communications Holdings, Inc.	36,268

		81,690

	Building Products — 0.6%
2,141	Fortune Brands Home & Security, Inc. (a)	36,459

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 2.0%
4,658	Republic Services, Inc.	128,316

	Electrical Equipment — 3.0%
1,584	AMETEK, Inc.	66,701
1,252	Cooper Industries plc	67,811
1,268	Regal-Beloit Corp.	64,639

		199,151

	Industrial Conglomerates — 1.0%
1,515	Carlisle Cos., Inc.	67,113

	Machinery — 1.0%
1,270	Snap-on, Inc.	64,303

	Total Industrials	577,032

	Information Technology — 6.5%
	Electronic Equipment, Instruments & Components — 3.3%
1,695	Amphenol Corp., Class A	76,940
1,745	Arrow Electronics, Inc. (a)	65,279
2,247	TE Connectivity Ltd., (Switzerland)	69,241

		211,460

	IT Services — 1.2%
2,301	Jack Henry & Associates, Inc.	77,333

	Semiconductors & Semiconductor Equipment — 1.0%
1,851	Analog Devices, Inc.	66,213

	Software — 1.0%
2,481	Synopsys, Inc. (a)	67,481

	Total Information Technology	422,487

	Materials — 7.3%
	Chemicals — 4.0%
711	Airgas, Inc.	55,498
1,269	Albemarle Corp.	65,387
787	Sherwin-Williams Co. (The)	70,263
1,062	Sigma-Aldrich Corp.	66,332

		257,480

	Containers & Packaging — 3.3%
2,702	Ball Corp.	96,479
948	Rock-Tenn Co., Class A	54,717
1,721	Silgan Holdings, Inc.	66,509

		217,705

	Total Materials	475,185

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 0.7%
1,242	CenturyLink, Inc.	46,184

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Wireless Telecommunication Services — 0.7%
1,967	Telephone & Data Systems, Inc.	46,826

	Total Telecommunication Services	93,010

	Utilities — 11.7%
	Electric Utilities — 2.9%
989	Northeast Utilities	35,669
3,938	NV Energy, Inc.	64,380
2,994	Westar Energy, Inc.	86,176

		186,225

	Gas Utilities — 1.4%
1,059	ONEOK, Inc.	91,839

	Multi-Utilities — 7.4%
1,944	CenterPoint Energy, Inc.	39,053
5,032	CMS Energy Corp.	111,112
1,527	NSTAR	71,722
1,444	Sempra Energy	79,419
2,399	Wisconsin Energy Corp.	83,866
3,668	Xcel Energy, Inc.	101,373

		486,545

	Total Utilities	764,609

	Total Common Stocks (Cost $5,160,356)	6,334,945

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.8%
	Investment Company — 2.8%
184,921	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $184,921)	184,921

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
4,075	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $4,075)	4,075

	Total Investments — 99.9% (Cost $5,349,352)	6,523,941
	Other Assets in Excess of Liabilities — 0.1%	5,894

	NET ASSETS — 100.0%	$6,529,835

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.7% (j)
		Common Stocks — 92.2%
		Consumer Discretionary — 16.8%
		Auto Components — 1.7%
25		Autoliv, Inc., (Sweden)	1,358
16		BorgWarner, Inc. (a)	1,043
78		Dana Holding Corp. (a)	947
83		Goodyear Tire & Rubber Co. (The) (a)	1,177
35		Lear Corp.	1,385
32		Tenneco, Inc. (a)	964
43		TRW Automotive Holdings Corp. (a)	1,395

			8,269

		Automobiles — 0.8%
136		Ford Motor Co. (a)	1,468
45		General Motors Co. (a)	914
41		Harley-Davidson, Inc.	1,582

			3,964

		Diversified Consumer Services — 2.1%
42		Apollo Group, Inc., Class A (a)	2,254
54		Bridgepoint Education, Inc. (a)	1,252
23		Career Education Corp. (a)	180
41		Coinstar, Inc. (a)	1,872
29		ITT Educational Services, Inc. (a)	1,659
17		Strayer Education, Inc.	1,682
25		Weight Watchers International, Inc.	1,397

			10,296

		Hotels, Restaurants & Leisure — 2.4%
39		Bally Technologies, Inc. (a)	1,545
82		Brinker International, Inc.	2,199
21		Cracker Barrel Old Country Store, Inc.	1,067
—	(h)	Marriott International, Inc., Class A	12
41		Penn National Gaming, Inc. (a)	1,561
306		Wendy’s Co. (The)	1,642
53		Wyndham Worldwide Corp.	1,993
13		Wynn Resorts Ltd.	1,458

			11,477

		Household Durables — 0.5%
13		Harman International Industries, Inc.	487
22		Tempur-Pedic International, Inc. (a)	1,158
18		Tupperware Brands Corp.	998

			2,643

		Internet & Catalog Retail — 0.9%
5		Amazon.com, Inc. (a)	869
36		Expedia, Inc.	1,036
7		NetFlix, Inc. (a)	477

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — Continued
2	priceline.com, Inc. (a)	986
36	TripAdvisor, Inc. (a)	900

		4,268

	Leisure Equipment & Products — 0.3%
26	Polaris Industries, Inc.	1,454

	Media — 2.1%
75	Cablevision Systems Corp., Class A	1,060
23	CBS Corp. (Non-Voting), Class B	611
11	Comcast Corp., Class A	262
71	DISH Network Corp., Class A	2,033
56	Gannett Co., Inc.	744
1	Interpublic Group of Cos., Inc. (The)	13
28	McGraw-Hill Cos., Inc. (The)	1,263
31	Omnicom Group, Inc.	1,372
28	Time Warner Cable, Inc.	1,792
28	Viacom, Inc., Class B	1,287

		10,437

	Multiline Retail — 0.9%
13	Dollar Tree, Inc. (a)	1,119
44	Macy’s, Inc.	1,423
32	Nordstrom, Inc.	1,599

		4,141

	Specialty Retail — 4.2%
20	Advance Auto Parts, Inc.	1,403
58	ANN, Inc. (a)	1,437
3	AutoZone, Inc. (a)	1,131
17	Bed Bath & Beyond, Inc. (a)	973
56	Best Buy Co., Inc.	1,298
38	Buckle, Inc. (The)	1,553
62	Finish Line, Inc. (The), Class A	1,187
72	Foot Locker, Inc.	1,721
55	GameStop Corp., Class A (a)	1,337
32	Gap, Inc. (The)	598
22	Genesco, Inc. (a)	1,363
13	Jos. A. Bank Clothiers, Inc. (a)	654
35	Limited Brands, Inc.	1,427
20	O’Reilly Automotive, Inc. (a)	1,601
66	Penske Automotive Group, Inc.	1,266
135	RadioShack Corp.	1,312
2	Ulta Salon Cosmetics & Fragrance, Inc. (a)	125

		20,386

	Textiles, Apparel & Luxury Goods — 0.9%
24	Coach, Inc.	1,435
92	Crocs, Inc. (a)	1,353

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Textiles, Apparel & Luxury Goods — Continued
1	Fossil, Inc. (a)	113
4	PVH Corp.	289
8	Ralph Lauren Corp.	1,159

		4,349

	Total Consumer Discretionary	81,684

	Consumer Staples — 6.1%
	Beverages — 1.3%
61	Coca-Cola Enterprises, Inc.	1,579
70	Constellation Brands, Inc., Class A (a)	1,448
48	Dr. Pepper Snapple Group, Inc.	1,878
26	Molson Coors Brewing Co., Class B	1,148

		6,053

	Food & Staples Retailing — 1.0%
16	Casey’s General Stores, Inc.	834
37	CVS Caremark Corp.	1,495
69	Kroger Co. (The)	1,670
818	Rite Aid Corp. (a)	1,031

		5,030

	Food Products — 2.4%
12	Archer-Daniels-Midland Co.	334
29	ConAgra Foods, Inc.	769
118	Darling International, Inc. (a)	1,567
136	Dean Foods Co. (a)	1,521
30	Diamond Foods, Inc.	954
46	Fresh Del Monte Produce, Inc.	1,151
63	Sara Lee Corp.	1,197
86	Smithfield Foods, Inc. (a)	2,090
93	Tyson Foods, Inc., Class A	1,920

		11,503

	Household Products — 0.1%
10	Clorox Co. (The)	658

	Personal Products — 0.3%
28	Herbalife Ltd., (Cayman Islands)	1,449
3	Nu Skin Enterprises, Inc., Class A	134

		1,583

	Tobacco — 1.0%
18	Lorillard, Inc.	2,008
18	Philip Morris International, Inc.	1,415
35	Universal Corp.	1,612

		5,035

	Total Consumer Staples	29,862

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 7.2%
	Energy Equipment & Services — 2.5%
28	Diamond Offshore Drilling, Inc.	1,522
34	Halliburton Co.	1,158
125	Helix Energy Solutions Group, Inc. (a)	1,974
19	Helmerich & Payne, Inc.	1,114
81	Nabors Industries Ltd., (Bermuda) (a)	1,409
9	National Oilwell Varco, Inc.	603
51	Patterson-UTI Energy, Inc.	1,025
88	RPC, Inc.	1,612
21	Superior Energy Services, Inc. (a)	586
27	Unit Corp. (a)	1,244

		12,247

	Oil, Gas & Consumable Fuels — 4.7%
19	Chevron Corp.	2,065
57	Cloud Peak Energy, Inc. (a)	1,102
24	ConocoPhillips	1,723
11	Continental Resources, Inc. (a)	718
77	CVR Energy, Inc. (a)	1,438
44	Denbury Resources, Inc. (a)	670
26	Devon Energy Corp.	1,603
24	Energen Corp.	1,223
11	Energy XXI Bermuda Ltd., (Bermuda) (a)	355
4	EOG Resources, Inc.	403
18	EQT Corp.	1,010
21	Gulfport Energy Corp. (a)	631
17	HollyFrontier Corp.	398
56	Marathon Oil Corp.	1,629
6	Northern Oil & Gas, Inc. (a)	142
2	Occidental Petroleum Corp.	204
29	Peabody Energy Corp.	951
14	Range Resources Corp.	897
80	Stone Energy Corp. (a)	2,117
41	Tesoro Corp. (a)	960
22	Valero Energy Corp.	464
83	W&T Offshore, Inc.	1,751
29	Western Refining, Inc. (a)	383

		22,837

	Total Energy	35,084

	Financials — 12.3%
	Capital Markets — 2.3%
34	Ameriprise Financial, Inc.	1,712
40	Apollo Investment Corp.	259
108	Ares Capital Corp.	1,672
57	Bank of New York Mellon Corp. (The)	1,139

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Capital Markets — Continued
67	Eaton Vance Corp.	1,584
29	Federated Investors, Inc., Class B	432
8	Franklin Resources, Inc.	761
122	Knight Capital Group, Inc., Class A (a)	1,438
91	Prospect Capital Corp.	843
34	State Street Corp.	1,350

		11,190

	Commercial Banks — 2.1%
11	Bank of Hawaii Corp.	506
4	Commerce Bancshares, Inc.	134
90	East West Bancorp, Inc.	1,779
31	Fifth Third Bancorp	392
112	Fulton Financial Corp.	1,094
287	Huntington Bancshares, Inc.	1,578
24	PNC Financial Services Group, Inc.	1,388
59	U.S. Bancorp	1,586
70	Wells Fargo & Co.	1,935

		10,392

	Consumer Finance — 1.2%
32	Capital One Financial Corp.	1,356
6	Cash America International, Inc.	263
65	Discover Financial Services	1,551
33	Ezcorp, Inc., Class A (a)	882
13	First Cash Financial Services, Inc. (a)	458
92	SLM Corp.	1,232

		5,742

	Diversified Financial Services — 0.6%
48	Citigroup, Inc.	1,257
13	Moody’s Corp.	423
51	NASDAQ OMX Group, Inc. (The) (a)	1,246

		2,926

	Insurance — 5.5%
26	ACE Ltd., (Switzerland)	1,826
38	Aflac, Inc.	1,631
19	Allied World Assurance Co. Holdings AG, (Switzerland)	1,175
44	American Financial Group, Inc.	1,622
54	Assurant, Inc.	2,206
131	Assured Guaranty Ltd., (Bermuda)	1,718
283	CNO Financial Group, Inc. (a)	1,785
45	Delphi Financial Group, Inc., Class A	2,009
85	Hartford Financial Services Group, Inc.	1,387
92	Lincoln National Corp.	1,789
35	MetLife, Inc.	1,096

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
45	Principal Financial Group, Inc.	1,117
10	ProAssurance Corp.	777
67	Protective Life Corp.	1,515
24	Prudential Financial, Inc.	1,194
28	Reinsurance Group of America, Inc.	1,469
30	Torchmark Corp.	1,294
52	Unum Group	1,096

		26,706

	Real Estate Investment Trusts (REITs) — 0.4%
10	Mid-America Apartment Communities, Inc.	645
11	Post Properties, Inc.	497
4	Simon Property Group, Inc.	522

		1,664

	Thrifts & Mortgage Finance — 0.2%
73	Ocwen Financial Corp. (a)	1,052

	Total Financials	59,672

	Health Care — 9.2%
	Biotechnology — 1.2%
9	Amgen, Inc.	571
6	Biogen Idec, Inc. (a)	689
9	Celgene Corp. (a)	600
22	Gilead Sciences, Inc. (a)	883
99	Human Genome Sciences, Inc. (a)	732
19	Incyte Corp., Ltd. (a)	291
29	InterMune, Inc. (a)	362
36	United Therapeutics Corp. (a)	1,678

		5,806

	Health Care Equipment & Supplies — 1.0%
44	Alere, Inc. (a)	1,024
14	C.R. Bard, Inc.	1,227
15	Cooper Cos., Inc. (The)	1,025
14	Teleflex, Inc.	841
15	Zimmer Holdings, Inc. (a)	821

		4,938

	Health Care Providers & Services — 3.0%
30	Aetna, Inc.	1,252
5	AmerisourceBergen Corp.	181
37	Cigna Corp.	1,535
33	Community Health Systems, Inc. (a)	579
33	HCA Holdings, Inc. (a)	730
35	Health Net, Inc. (a)	1,063
21	Humana, Inc.	1,832
61	Omnicare, Inc.	2,084

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Health Care Providers & Services — Continued
28	UnitedHealth Group, Inc.	1,419
38	WellCare Health Plans, Inc. (a)	2,000
24	WellPoint, Inc.	1,600

		14,275

	Health Care Technology — 0.2%
18	SXC Health Solutions Corp. (a)	1,035

	Life Sciences Tools & Services — 0.1%
49	Bruker Corp. (a)	614

	Pharmaceuticals — 3.7%
24	Abbott Laboratories	1,374
56	Bristol-Myers Squibb Co.	1,971
53	Eli Lilly & Co.	2,219
11	Endo Pharmaceuticals Holdings, Inc. (a)	378
48	Forest Laboratories, Inc. (a)	1,468
33	Jazz Pharmaceuticals, Inc. (a)	1,262
27	Medicis Pharmaceutical Corp., Class A	897
39	Merck & Co., Inc.	1,464
59	Pfizer, Inc.	1,271
37	Salix Pharmaceuticals Ltd. (a)	1,764
67	ViroPharma, Inc. (a)	1,848
61	Warner Chilcott plc, (Ireland), Class A (a)	923
18	Watson Pharmaceuticals, Inc. (a)	1,084

		17,923

	Total Health Care	44,591

	Industrials — 12.1%
	Aerospace & Defense — 2.0%
21	Alliant Techsystems, Inc.	1,183
22	L-3 Communications Holdings, Inc.	1,482
23	Lockheed Martin Corp.	1,857
31	Northrop Grumman Corp.	1,807
28	Raytheon Co.	1,348
83	Textron, Inc.	1,537
6	TransDigm Group, Inc. (a)	610

		9,824

	Air Freight & Logistics — 0.3%
35	Atlas Air Worldwide Holdings, Inc. (a)	1,331
2	United Parcel Service, Inc., Class B	133

		1,464

	Airlines — 0.4%
7	Copa Holdings S.A., (Panama), Class A	420
301	U.S. Airways Group, Inc. (a)	1,526

		1,946

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.8%
1	Brink's Co. (The)	14
22	Copart, Inc. (a)	1,060
1	Corrections Corp. of America (a)	13
30	Covanta Holding Corp.	415
16	Deluxe Corp.	368
49	Herman Miller, Inc.	896
23	R.R. Donnelley & Sons Co.	333
21	United Stationers, Inc.	679

		3,778

	Construction & Engineering — 1.6%
45	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,701
57	EMCOR Group, Inc.	1,528
28	Fluor Corp.	1,403
78	Foster Wheeler AG, (Switzerland) (a)	1,491
45	URS Corp. (a)	1,589

		7,712

	Electrical Equipment — 1.1%
32	Belden, Inc.	1,069
53	EnerSys (a)	1,377
56	General Cable Corp. (a)	1,410
5	Rockwell Automation, Inc.	376
25	Thomas & Betts Corp. (a)	1,342

		5,574

	Industrial Conglomerates — 0.4%
112	General Electric Co.	2,005

	Machinery — 3.6%
40	AGCO Corp. (a)	1,718
19	Caterpillar, Inc.	1,698
42	CNH Global N.V., (Netherlands) (a)	1,520
16	Cummins, Inc.	1,447
13	Deere & Co.	983
12	Dover Corp.	709
15	Gardner Denver, Inc.	1,147
50	Ingersoll-Rand plc, (Ireland)	1,534
87	ITT Corp.	1,673
6	Kennametal, Inc.	218
36	Navistar International Corp. (a)	1,361
37	PACCAR, Inc.	1,391
14	Parker Hannifin Corp.	1,048
2	Valmont Industries, Inc.	149
25	WABCO Holdings, Inc. (a)	1,103

		17,699

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Marine — 0.3%
23	Kirby Corp. (a)	1,508

	Professional Services — 0.0% (g)
4	Corporate Executive Board Co. (The)	134

	Road & Rail — 1.3%
63	Avis Budget Group, Inc. (a)	674
53	CSX Corp.	1,119
25	J.B. Hunt Transport Services, Inc.	1,140
68	Knight Transportation, Inc.	1,071
23	Norfolk Southern Corp.	1,684
5	Union Pacific Corp.	546

		6,234

	Trading Companies & Distributors — 0.3%
43	TAL International Group, Inc.	1,246

	Total Industrials	59,124

	Information Technology — 16.4%
	Communications Equipment — 1.8%
23	Arris Group, Inc. (a)	247
88	Cisco Systems, Inc.	1,588
41	Harris Corp.	1,485
41	Motorola Solutions, Inc.	1,891
37	NETGEAR, Inc. (a)	1,247
51	Plantronics, Inc.	1,816
14	QUALCOMM, Inc.	739

		9,013

	Computers & Peripherals — 1.0%
4	Apple, Inc. (a)	1,639
108	Dell, Inc. (a)	1,581
31	Seagate Technology plc, (Ireland)	515
38	Western Digital Corp. (a)	1,190

		4,925

	Electronic Equipment, Instruments & Components — 2.4%
108	Corning, Inc.	1,405
10	FEI Co. (a)	417
242	Flextronics International Ltd., (Singapore) (a)	1,372
59	Ingram Micro, Inc., Class A (a)	1,068
34	IPG Photonics Corp. (a)	1,162
74	Jabil Circuit, Inc.	1,446
34	SYNNEX Corp. (a)	1,021
36	TE Connectivity Ltd., (Switzerland)	1,101
34	Tech Data Corp. (a)	1,691
104	TTM Technologies, Inc. (a)	1,141

		11,824

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet Software & Services — 1.5%
71		Digital River, Inc. (a)	1,065
50		eBay, Inc. (a)	1,503
46		IAC/InterActiveCorp.	1,962
19		Sohu.com, Inc., (China) (a)	929
49		VeriSign, Inc.	1,760

			7,219

		IT Services — 2.6%
27		Accenture plc, (Ireland), Class A	1,434
20		Alliance Data Systems Corp. (a)	2,081
17		Broadridge Financial Solutions, Inc.	380
31		CACI International, Inc., Class A (a)	1,756
49		Fidelity National Information Services, Inc.	1,298
25		Gartner, Inc. (a)	854
9		International Business Machines Corp.	1,585
—	(h)	MasterCard, Inc., Class A	132
136		SAIC, Inc. (a)	1,670
79		Western Union Co. (The)	1,436

			12,626

		Semiconductors & Semiconductor Equipment — 3.7%
190		Advanced Micro Devices, Inc. (a)	1,027
242		Amkor Technology, Inc. (a)	1,055
134		Applied Materials, Inc.	1,440
210		GT Advanced Technologies, Inc. (a)	1,517
39		Intel Corp.	945
42		KLA-Tencor Corp.	2,031
250		LSI Corp. (a)	1,486
117		Marvell Technology Group Ltd., (Bermuda) (a)	1,623
45		Novellus Systems, Inc. (a)	1,839
108		NVIDIA Corp. (a)	1,496
176		PMC-Sierra, Inc. (a)	970
96		Teradyne, Inc. (a)	1,303
50		Veeco Instruments, Inc. (a)	1,046

			17,778

		Software — 3.4%
168		Activision Blizzard, Inc.	2,069
13		Adobe Systems, Inc. (a)	360
4		Ariba, Inc. (a)	119
46		BMC Software, Inc. (a)	1,500
83		CA, Inc.	1,686
186		Cadence Design Systems, Inc. (a)	1,939
45		Fair Isaac Corp.	1,600
80		Microsoft Corp.	2,067
48		Oracle Corp.	1,240
61		Quest Software, Inc. (a)	1,131

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Software — Continued
100	Symantec Corp. (a)	1,562
151	TiVo, Inc. (a)	1,354
1	VMware, Inc., Class A (a)	112

		16,739

	Total Information Technology	80,124

	Materials — 6.1%
	Chemicals — 2.6%
6	Albemarle Corp.	333
25	Celanese Corp., Class A	1,092
12	CF Industries Holdings, Inc.	1,669
10	Cytec Industries, Inc.	452
75	Kronos Worldwide, Inc.	1,354
22	Monsanto Co.	1,562
29	Mosaic Co. (The)	1,467
5	NewMarket Corp.	925
48	OM Group, Inc. (a)	1,068
38	Rockwood Holdings, Inc. (a)	1,492
30	Westlake Chemical Corp.	1,199

		12,613

	Containers & Packaging — 0.6%
4	Ball Corp.	140
16	Crown Holdings, Inc. (a)	539
36	Owens-Illinois, Inc. (a)	692
89	Sealed Air Corp.	1,529

		2,900

	Metals & Mining — 2.2%
142	Alcoa, Inc.	1,228
25	Cliffs Natural Resources, Inc.	1,555
63	Coeur d’Alene Mines Corp. (a)	1,514
20	Compass Minerals International, Inc.	1,372
31	Freeport-McMoRan Copper & Gold, Inc.	1,131
44	Molycorp, Inc. (a)	1,064
6	Nucor Corp.	236
23	Schnitzer Steel Industries, Inc., Class A	968
124	Steel Dynamics, Inc.	1,628

		10,696

	Paper & Forest Products — 0.7%
24	Domtar Corp., (Canada)	1,898
53	International Paper Co.	1,566

		3,464

	Total Materials	29,673

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.1%
28	Level 3 Communications, Inc. (a)	481
5	Verizon Communications, Inc.	198

		679

	Wireless Telecommunication Services — 0.5%
156	MetroPCS Communications, Inc. (a)	1,358
23	SBA Communications Corp., Class A (a)	979
27	Sprint Nextel Corp. (a)	64

		2,401

	Total Telecommunication Services	3,080

	Utilities — 5.4%
	Electric Utilities — 2.1%
49	American Electric Power Co., Inc.	2,036
43	Edison International	1,790
36	El Paso Electric Co.	1,247
25	Entergy Corp.	1,845
81	PNM Resources, Inc.	1,468
81	Portland General Electric Co.	2,042

		10,428

	Gas Utilities — 0.6%
11	Atmos Energy Corp.	362
9	New Jersey Resources Corp.	439
2	ONEOK, Inc.	137
51	Questar Corp.	1,007
41	UGI Corp.	1,216

		3,161

	Independent Power Producers & Energy Traders — 0.6%
126	AES Corp. (The) (a)	1,494
76	NRG Energy, Inc. (a)	1,379

		2,873

	Multi-Utilities — 2.0%
60	Ameren Corp.	1,989
101	CMS Energy Corp.	2,223
11	DTE Energy Co.	623
11	Integrys Energy Group, Inc.	604
41	PG&E Corp.	1,708
36	Public Service Enterprise Group, Inc.	1,198
22	Sempra Energy	1,217

		9,562

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Water Utilities — 0.1%
8	American Water Works Co., Inc.	268

	Total Utilities	26,292

	Total Common Stocks (Cost $426,657)	449,186

	Short-Term Investment — 7.5%
	Investment Company — 7.5%
36,621	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $36,621)	36,621

	Total Investments — 99.7% (Cost $463,278)	485,807
	Other Assets in Excess of Liabilities — 0.3%	1,160

	NET ASSETS — 100.0%	$486,967

Short Positions — 92.9%
	Common Stocks — 92.9%
	Consumer Discretionary — 14.1%
	Auto Components — 0.4%
20	Gentex Corp.	581
52	Johnson Controls, Inc.	1,635

		2,216

	Distributors — 0.2%
30	Pool Corp.	895

	Diversified Consumer Services — 0.2%
10	DeVry, Inc.	371
17	Sotheby’s	487

		858

	Hotels, Restaurants & Leisure — 3.4%
34	BJ’s Restaurants, Inc. (a)	1,541
49	Carnival Corp.	1,586
5	Chipotle Mexican Grill, Inc. (a)	1,808
39	Gaylord Entertainment Co. (a)	930
28	Hyatt Hotels Corp., Class A (a)	1,062
31	Jack in the Box, Inc. (a)	651
39	Life Time Fitness, Inc. (a)	1,831
6	Panera Bread Co., Class A (a)	916
26	Royal Caribbean Cruises Ltd.	636
15	Six Flags Entertainment Corp.	627
37	Starbucks Corp.	1,706
22	Starwood Hotels & Resorts Worldwide, Inc.	1,045
19	Vail Resorts, Inc.	821
71	WMS Industries, Inc. (a)	1,451

		16,611

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — 0.7%
85	MDC Holdings, Inc.	1,503
31	Mohawk Industries, Inc. (a)	1,864

		3,367

	Internet & Catalog Retail — 0.3%
63	Shutterfly, Inc. (a)	1,432

	Media — 2.5%
78	DreamWorks Animation SKG, Inc., Class A (a)	1,292
61	Lamar Advertising Co., Class A (a)	1,687
25	Liberty Media Corp. - Liberty Capital, Class A (a)	1,914
161	Live Nation Entertainment, Inc. (a)	1,335
6	Meredith Corp.	190
112	New York Times Co. (The), Class A (a)	865
3	Scripps Networks Interactive, Inc., Class A	136
52	Thomson Reuters Corp.	1,397
10	Valassis Communications, Inc. (a)	194
85	Virgin Media, Inc.	1,823
35	Walt Disney Co. (The)	1,300

		12,133

	Multiline Retail — 0.3%
50	J.C. Penney Co., Inc.	1,747

	Specialty Retail — 3.4%
17	Abercrombie & Fitch Co., Class A	816
17	Aeropostale, Inc. (a)	260
78	American Eagle Outfitters, Inc.	1,185
77	Cabela’s, Inc. (a)	1,946
72	CarMax, Inc. (a)	2,187
34	Children’s Place Retail Stores, Inc. (The) (a)	1,823
121	Collective Brands, Inc. (a)	1,740
30	DSW, Inc., Class A	1,344
18	Guess?, Inc.	539
33	Monro Muffler Brake, Inc.	1,294
23	Rent-A-Center, Inc.	842
9	Staples, Inc.	124
8	Tractor Supply Co.	558
66	Urban Outfitters, Inc. (a)	1,820

		16,478

	Textiles, Apparel & Luxury Goods — 2.7%
47	Carter’s, Inc. (a)	1,879
17	Deckers Outdoor Corp. (a)	1,261
71	Hanesbrands, Inc. (a)	1,542
74	Iconix Brand Group, Inc. (a)	1,204
95	Jones Group, Inc. (The)	998
12	NIKE, Inc., Class B	1,204

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Textiles, Apparel & Luxury Goods — Continued
26	Under Armour, Inc., Class A (a)	1,893
12	V.F. Corp.	1,510
41	Wolverine World Wide, Inc.	1,463

		12,954

	Total Consumer Discretionary	68,691

	Consumer Staples — 5.3%
	Beverages — 0.5%
15	Brown-Forman Corp., Class B	1,236
9	Coca-Cola Co. (The)	650
8	PepsiCo, Inc.	553

		2,439

	Food & Staples Retailing — 0.8%
36	Ruddick Corp.	1,529
31	Sysco Corp.	917
38	United Natural Foods, Inc. (a)	1,519

		3,965

	Food Products — 3.7%
80	Flowers Foods, Inc.	1,509
41	General Mills, Inc.	1,661
29	Green Mountain Coffee Roasters, Inc. (a)	1,298
22	H.J. Heinz Co.	1,171
13	Hershey Co. (The)	798
17	JM Smucker Co. (The)	1,363
25	Kellogg Co.	1,281
52	Kraft Foods, Inc., Class A	1,951
36	McCormick & Co., Inc. (Non-Voting)	1,798
28	Mead Johnson Nutrition Co.	1,958
30	Sanderson Farms, Inc.	1,493
25	TreeHouse Foods, Inc. (a)	1,609

		17,890

	Personal Products — 0.3%
15	Estee Lauder Cos., Inc. (The), Class A	1,714

	Total Consumer Staples	26,008

	Energy — 7.7%
	Energy Equipment & Services — 2.5%
9	Atwood Oceanics, Inc. (a)	340
34	Cameron International Corp. (a)	1,663
27	Dril-Quip, Inc. (a)	1,795
30	FMC Technologies, Inc. (a)	1,548
129	ION Geophysical Corp. (a)	794
22	Lufkin Industries, Inc.	1,453
51	Noble Corp., (Switzerland) (a)	1,531
42	Rowan Cos., Inc. (a)	1,261

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
37	Tidewater, Inc.	1,820
14	Weatherford International Ltd., (Switzerland) (a)	211

		12,416

	Oil, Gas & Consumable Fuels — 5.2%
75	Alpha Natural Resources, Inc. (a)	1,537
43	Bill Barrett Corp. (a)	1,481
19	Cabot Oil & Gas Corp.	1,480
20	Cimarex Energy Co.	1,235
136	Cobalt International Energy, Inc. (a)	2,109
28	Comstock Resources, Inc. (a)	433
15	Forest Oil Corp. (a)	199
15	Hess Corp.	843
145	McMoRan Exploration Co. (a)	2,110
140	Patriot Coal Corp. (a)	1,182
5	Pioneer Natural Resources Co.	442
177	Quicksilver Resources, Inc. (a)	1,189
242	SandRidge Energy, Inc. (a)	1,973
46	Spectra Energy Corp.	1,401
39	Sunoco, Inc.	1,620
12	Targa Resources Corp.	480
56	Teekay Corp., (Canada)	1,484
35	Ultra Petroleum Corp. (a)	1,040
21	Whiting Petroleum Corp. (a)	965
49	World Fuel Services Corp.	2,055

		25,258

	Total Energy	37,674

	Financials — 13.1%
	Capital Markets — 2.0%
183	E*Trade Financial Corp. (a)	1,453
1	Goldman Sachs Group, Inc. (The)	123
45	Greenhill & Co., Inc.	1,625
45	Janus Capital Group, Inc.	281
67	Legg Mason, Inc.	1,615
68	SEI Investments Co.	1,181
58	Stifel Financial Corp. (a)	1,866
30	T. Rowe Price Group, Inc.	1,720

		9,864

	Commercial Banks — 4.3%
102	Associated Banc-Corp.	1,135
66	BancorpSouth, Inc.	724
304	CapitalSource, Inc.	2,040
51	CIT Group, Inc. (a)	1,779
223	First Horizon National Corp.	1,784
95	FirstMerit Corp.	1,434

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Commercial Banks — Continued
29	Iberiabank Corp.	1,424
119	Regions Financial Corp.	511
19	Signature Bank (a)	1,124
96	SunTrust Banks, Inc.	1,691
162	Susquehanna Bancshares, Inc.	1,362
1,022	Synovus Financial Corp.	1,440
114	TCF Financial Corp.	1,172
136	Umpqua Holdings Corp.	1,690
16	Wintrust Financial Corp.	443
71	Zions Bancorp	1,157

		20,910

	Diversified Financial Services — 0.8%
257	Bank of America Corp.	1,430
3	CME Group, Inc.	800
50	MSCI, Inc., Class A (a)	1,660

		3,890

	Insurance — 4.0%
48	Allstate Corp. (The)	1,308
74	American International Group, Inc. (a)	1,710
13	Aspen Insurance Holdings Ltd., (Bermuda)	339
82	Brown & Brown, Inc.	1,855
67	Cincinnati Financial Corp.	2,055
33	First American Financial Corp.	423
74	Genworth Financial, Inc., Class A (a)	487
32	Hanover Insurance Group, Inc. (The)	1,131
4	Markel Corp. (a)	1,760
38	Mercury General Corp.	1,720
76	Montpelier Re Holdings Ltd., (Bermuda)	1,348
166	Old Republic International Corp.	1,538
8	PartnerRe Ltd., (Bermuda)	484
38	Platinum Underwriters Holdings Ltd., (Bermuda)	1,297
24	RenaissanceRe Holdings Ltd., (Bermuda)	1,808

		19,263

	Real Estate Investment Trusts (REITs) — 1.1%
28	Apartment Investment & Management Co., Class A	652
4	BRE Properties, Inc.	197
19	Colonial Properties Trust	393
32	Equity One, Inc.	548
4	Home Properties, Inc.	223
10	Kilroy Realty Corp.	384
4	Vornado Realty Trust	276

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
30	Weingarten Realty Investors	656
102	Weyerhaeuser Co.	1,898

		5,227

	Thrifts & Mortgage Finance — 0.9%
19	Astoria Financial Corp.	157
123	Capitol Federal Financial, Inc.	1,418
276	Hudson City Bancorp, Inc.	1,728
90	Northwest Bancshares, Inc.	1,115

		4,418

	Total Financials	63,572

	Health Care — 9.5%
	Biotechnology — 1.3%
15	Alexion Pharmaceuticals, Inc. (a)	1,049
142	Ariad Pharmaceuticals, Inc. (a)	1,740
23	BioMarin Pharmaceutical, Inc. (a)	791
23	Cepheid, Inc. (a)	800
40	Myriad Genetics, Inc. (a)	838
31	Theravance, Inc. (a)	680
18	Vertex Pharmaceuticals, Inc. (a)	582

		6,480

	Health Care Equipment & Supplies — 2.4%
48	DENTSPLY International, Inc.	1,662
8	Edwards Lifesciences Corp. (a)	546
23	Haemonetics Corp. (a)	1,388
20	HeartWare International, Inc. (a)	1,385
13	Integra LifeSciences Holdings Corp. (a)	415
1	Intuitive Surgical, Inc. (a)	422
51	Masimo Corp. (a)	948
4	Medtronic, Inc.	150
77	NxStage Medical, Inc. (a)	1,376
43	STERIS Corp.	1,283
9	Stryker Corp.	446
10	Thoratec Corp. (a)	324
56	Volcano Corp. (a)	1,322

		11,667

	Health Care Providers & Services — 2.5%
108	Brookdale Senior Living, Inc. (a)	1,871
8	Catalyst Health Solutions, Inc. (a)	414
13	Chemed Corp.	648
95	HealthSouth Corp. (a)	1,682
27	Henry Schein, Inc. (a)	1,722
20	HMS Holdings Corp. (a)	649
19	Mednax, Inc. (a)	1,362

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Health Care Providers & Services — Continued
53	Owens & Minor, Inc.	1,468
22	Quest Diagnostics, Inc.	1,287
50	VCA Antech, Inc. (a)	993

		12,096

	Health Care Technology — 0.5%
26	Cerner Corp. (a)	1,616
19	Quality Systems, Inc.	699

		2,315

	Life Sciences Tools & Services — 1.3%
40	Charles River Laboratories International, Inc. (a)	1,087
7	Mettler-Toledo International, Inc. (a)	1,032
71	Parexel International Corp. (a)	1,483
34	QIAGEN N.V., (Netherlands) (a)	472
14	Techne Corp.	975
36	Thermo Fisher Scientific, Inc. (a)	1,634

		6,683

	Pharmaceuticals — 1.5%
22	Allergan, Inc.	1,936
25	Hospira, Inc. (a)	755
69	Impax Laboratories, Inc. (a)	1,390
52	Par Pharmaceutical Cos., Inc. (a)	1,709
15	Perrigo Co.	1,448

		7,238

	Total Health Care	46,479

	Industrials — 15.6%
	Aerospace & Defense — 1.9%
25	Boeing Co. (The)	1,808
62	DigitalGlobe, Inc. (a)	1,062
27	Esterline Technologies Corp. (a)	1,531
73	Hexcel Corp. (a)	1,759
9	Precision Castparts Corp.	1,523
24	Rockwell Collins, Inc.	1,345
7	Triumph Group, Inc.	400

		9,428

	Air Freight & Logistics — 1.0%
18	C.H. Robinson Worldwide, Inc.	1,279
27	Expeditors International of Washington, Inc.	1,116
41	Hub Group, Inc., Class A (a)	1,324
83	UTi Worldwide, Inc., (United Kingdom)	1,101

		4,820

	Airlines — 0.2%
18	Allegiant Travel Co. (a)	952

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 1.0%
44	A.O. Smith Corp.	1,754
13	Armstrong World Industries, Inc. (a)	549
112	Masco Corp.	1,178
40	Simpson Manufacturing Co., Inc.	1,342

		4,823

	Commercial Services & Supplies — 2.2%
50	Avery Dennison Corp.	1,427
49	Cintas Corp.	1,718
31	Clean Harbors, Inc. (a)	1,966
62	GEO Group, Inc. (The) (a)	1,046
5	Republic Services, Inc.	137
21	Stericycle, Inc. (a)	1,625
51	Waste Connections, Inc.	1,674
31	Waste Management, Inc.	1,029

		10,622

	Construction & Engineering — 1.3%
49	Jacobs Engineering Group, Inc. (a)	1,974
18	MasTec, Inc. (a)	309
105	Quanta Services, Inc. (a)	2,255
75	Shaw Group, Inc. (The) (a)	2,029

		6,567

	Electrical Equipment — 1.3%
15	Acuity Brands, Inc.	777
31	Cooper Industries plc	1,698
119	GrafTech International Ltd. (a)	1,627
7	Polypore International, Inc. (a)	320
33	Regal-Beloit Corp.	1,707

		6,129

	Industrial Conglomerates — 0.4%
2	3M Co.	138
37	Danaher Corp.	1,722

		1,860

	Machinery — 2.5%
33	CLARCOR, Inc.	1,664
19	Flowserve Corp.	1,936
41	Kaydon Corp.	1,248
22	Manitowoc Co., Inc. (The)	202
45	Pentair, Inc.	1,497
25	Robbins & Myers, Inc.	1,194
14	SPX Corp.	826
63	Trinity Industries, Inc.	1,894
47	Woodward, Inc.	1,917

		12,378

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Marine — 0.3%
32	Alexander & Baldwin, Inc.	1,293

	Professional Services — 1.5%
21	Acacia Research - Acacia Technologies (a)	757
21	CoStar Group, Inc. (a)	1,380
48	Equifax, Inc.	1,870
21	IHS, Inc., Class A (a)	1,813
4	Manpower, Inc.	128
49	Robert Half International, Inc.	1,381

		7,329

	Road & Rail — 0.8%
22	Genesee & Wyoming, Inc., Class A (a)	1,315
63	Hertz Global Holdings, Inc. (a)	735
7	Landstar System, Inc.	346
24	Ryder System, Inc.	1,266

		3,662

	Trading Companies & Distributors — 1.2%
31	Applied Industrial Technologies, Inc.	1,087
40	Fastenal Co.	1,733
18	MSC Industrial Direct Co., Inc., Class A	1,309
2	W.W. Grainger, Inc.	417
21	Watsco, Inc.	1,349

		5,895

	Total Industrials	75,758

	Information Technology — 13.1%
	Communications Equipment — 2.0%
51	Acme Packet, Inc. (a)	1,585
81	Aruba Networks, Inc. (a)	1,505
129	Ciena Corp. (a)	1,565
107	Finisar Corp. (a)	1,786
425	Tellabs, Inc.	1,717
38	ViaSat, Inc. (a)	1,741

		9,899

	Computers & Peripherals — 0.4%
9	Hewlett-Packard Co.	232
34	SanDisk Corp. (a)	1,681

		1,913

	Electronic Equipment, Instruments & Components — 1.6%
32	Amphenol Corp., Class A	1,467
44	Cognex Corp.	1,581
67	FLIR Systems, Inc.	1,689
20	Molex, Inc.	482
44	National Instruments Corp.	1,139
38	Trimble Navigation Ltd. (a)	1,631

		7,989

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet Software & Services — 0.8%
69		Akamai Technologies, Inc. (a)	2,222
—	(h)	LogMeIn, Inc. (a)	13
42		WebMD Health Corp. (a)	1,574

			3,809

		IT Services — 1.5%
16		Automatic Data Processing, Inc.	867
7		Cardtronics, Inc. (a)	195
74		Genpact Ltd., (Bermuda) (a)	1,112
37		Global Payments, Inc.	1,748
32		Jack Henry & Associates, Inc.	1,092
112		Sapient Corp.	1,414
16		Syntel, Inc.	739

			7,167

		Office Electronics — 0.3%
60		Xerox Corp.	478
34		Zebra Technologies Corp., Class A (a)	1,210

			1,688

		Semiconductors & Semiconductor Equipment — 3.8%
55		Cavium, Inc. (a)	1,575
86		Cirrus Logic, Inc. (a)	1,363
72		Cree, Inc. (a)	1,597
29		Cymer, Inc. (a)	1,424
62		Diodes, Inc. (a)	1,316
24		Hittite Microwave Corp. (a)	1,185
67		International Rectifier Corp. (a)	1,295
118		MEMC Electronic Materials, Inc. (a)	465
50		Microchip Technology, Inc.	1,814
49		Micron Technology, Inc. (a)	307
37		Power Integrations, Inc.	1,240
207		RF Micro Devices, Inc. (a)	1,118
33		Silicon Laboratories, Inc. (a)	1,412
52		Texas Instruments, Inc.	1,500
189		TriQuint Semiconductor, Inc. (a)	920

			18,531

		Software — 2.7%
41		Concur Technologies, Inc. (a)	2,082
37		MICROS Systems, Inc. (a)	1,717
47		NetSuite, Inc. (a)	1,914
37		Red Hat, Inc. (a)	1,526
31		Solera Holdings, Inc.	1,383
24		Synchronoss Technologies, Inc. (a)	713
123		Take-Two Interactive Software, Inc. (a)	1,673

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Software — Continued
42	Taleo Corp., Class A (a)	1,635
6	Ultimate Software Group, Inc. (a)	369

		13,012

	Total Information Technology	64,008

	Materials — 6.8%
	Chemicals — 2.9%
16	Air Products & Chemicals, Inc.	1,390
8	Airgas, Inc.	607
29	Ashland, Inc.	1,675
27	Cabot Corp.	860
36	Dow Chemical Co. (The)	1,039
20	FMC Corp.	1,755
32	International Flavors & Fragrances, Inc.	1,663
17	Praxair, Inc.	1,789
53	RPM International, Inc.	1,300
39	Scotts Miracle-Gro Co. (The), Class A	1,802
2	Sigma-Aldrich Corp.	149

		14,029

	Construction Materials — 0.8%
65	Eagle Materials, Inc.	1,674
17	Martin Marietta Materials, Inc.	1,256
30	Vulcan Materials Co.	1,162

		4,092

	Containers & Packaging — 0.9%
28	Greif, Inc., Class A	1,279
71	Packaging Corp. of America	1,801
47	Sonoco Products Co.	1,554

		4,634

	Metals & Mining — 2.2%
22	Allegheny Technologies, Inc.	1,044
57	Allied Nevada Gold Corp. (a)	1,719
30	Carpenter Technology Corp.	1,562
246	Thompson Creek Metals Co., Inc., (Canada) (a)	1,711
112	Titanium Metals Corp.	1,680
55	United States Steel Corp.	1,461
22	Walter Energy, Inc.	1,361

		10,538

	Total Materials	33,293

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.5%
19	AT&T, Inc.	565
215	Frontier Communications Corp.	1,108

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
32	tw telecom, inc. (a)	612
18	Windstream Corp.	216

		2,501

	Wireless Telecommunication Services — 0.8%
36	American Tower Corp., Class A	2,143
58	Telephone & Data Systems, Inc.	1,503

		3,646

	Total Telecommunication Services	6,147

	Utilities — 6.4%
	Electric Utilities — 2.3%
27	IDACORP, Inc.	1,160
30	NextEra Energy, Inc.	1,833
51	Northeast Utilities	1,847
16	NV Energy, Inc.	258
39	Pepco Holdings, Inc.	785
40	Southern Co. (The)	1,849
49	UIL Holdings Corp.	1,750
63	Westar Energy, Inc.	1,815

		11,297

	Gas Utilities — 1.5%
40	AGL Resources, Inc.	1,677
28	National Fuel Gas Co.	1,580
26	Northwest Natural Gas Co.	1,228
38	Piedmont Natural Gas Co., Inc.	1,292
21	South Jersey Industries, Inc.	1,186
9	Southwest Gas Corp.	386

		7,349

	Independent Power Producers & Energy Traders — 0.5%
112	Calpine Corp. (a)	1,831
196	GenOn Energy, Inc. (a)	512

		2,343

	Multi-Utilities — 1.8%
50	Avista Corp.	1,287
43	Black Hills Corp.	1,453
30	Consolidated Edison, Inc.	1,878
32	Dominion Resources, Inc.	1,704
23	OGE Energy Corp.	1,329
37	Xcel Energy, Inc.	1,032

		8,683

	Water Utilities — 0.3%
56	Aqua America, Inc.	1,231

	Total Utilities	30,903

	Total Short Positions (Proceeds $479,076)	$452,533

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 12.9%
	Distributors — 1.0%
143	Genuine Parts Co.	8,758

	Hotels, Restaurants & Leisure — 1.9%
296	Marriott International, Inc., Class A	8,646
53	McDonald’s Corp.	5,348
208	Monarch Casino & Resort, Inc. (a)	2,121

		16,115

	Internet & Catalog Retail — 0.7%
107	Expedia, Inc.	3,099
107	TripAdvisor, Inc. (a)	2,690

		5,789

	Media — 3.7%
276	AH Belo Corp., Class A	1,313
544	Belo Corp., Class A	3,428
202	CBS Corp. (Non-Voting), Class B	5,488
258	Clear Channel Outdoor Holdings, Inc., Class A (a)	3,235
415	Entercom Communications Corp., Class A (a)	2,553
400	Gannett Co., Inc.	5,348
67	Time Warner Cable, Inc.	4,253
79	Time Warner, Inc.	2,870
10	Washington Post Co. (The), Class B	3,768

		32,256

	Multiline Retail — 1.4%
216	Kohl’s Corp.	10,640
52	Sears Holdings Corp. (a)	1,646

		12,286

	Specialty Retail — 4.2%
28	AutoZone, Inc. (a)	9,164
107	Bed Bath & Beyond, Inc. (a)	6,174
182	Gap, Inc. (The)	3,369
230	Home Depot, Inc. (The)	9,686
3	Orchard Supply Hardware Stores Corp., Class A (a) (f) (i)	—
70	TJX Cos., Inc.	4,525
104	Williams-Sonoma, Inc.	3,988

		36,906

	Total Consumer Discretionary	112,110

	Consumer Staples — 5.9%
	Beverages — 1.1%
85	Beam, Inc.	4,344
65	Diageo plc, (United Kingdom), ADR	5,682

		10,026

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.7%
260	Walgreen Co.	8,582
102	Wal-Mart Stores, Inc.	6,066

		14,648

	Food Products — 0.7%
83	JM Smucker Co. (The)	6,465

	Household Products — 2.4%
310	Procter & Gamble Co. (The)	20,647

	Total Consumer Staples	51,786

	Energy — 11.1%
	Oil, Gas & Consumable Fuels — 11.1%
174	ConocoPhillips	12,708
384	Devon Energy Corp.	23,827
245	Energen Corp.	12,255
276	Exxon Mobil Corp.	23,411
261	NuStar GP Holdings LLC	8,672
344	Teekay Corp., (Canada)	9,203
197	Williams Cos., Inc. (The)	6,515

	Total Energy	96,591

	Financials — 32.0%
	Capital Markets — 4.1%
319	Ameriprise Financial, Inc.	15,825
559	Charles Schwab Corp. (The)	6,293
31	Goldman Sachs Group, Inc. (The)	2,804
378	Invesco Ltd.	7,584
82	W.P. Carey & Co. LLC	3,353

		35,859

	Commercial Banks — 8.3%
118	City National Corp.	5,196
93	Cullen/Frost Bankers, Inc.	4,942
136	M&T Bank Corp.	10,359
308	SunTrust Banks, Inc.	5,453
432	U.S. Bancorp	11,680
1,278	Wells Fargo & Co.	35,208

		72,838

	Consumer Finance — 1.3%
260	Capital One Financial Corp.	10,991

	Diversified Financial Services — 1.7%
929	Bank of America Corp.	5,167
362	Citigroup, Inc.	9,533

		14,700

	Insurance — 11.7%
126	Aflac, Inc.	5,434

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — Continued
55		Allied World Assurance Co. Holdings AG, (Switzerland)	3,467
394		American International Group, Inc. (a)	9,129
—	(h)	Berkshire Hathaway, Inc., Class A (a)	11,476
105		Endurance Specialty Holdings Ltd., (Bermuda)	4,020
652		Loews Corp.	24,559
613		Old Republic International Corp.	5,685
185		OneBeacon Insurance Group Ltd., Class A	2,854
176		Prudential Financial, Inc.	8,826
156		Transatlantic Holdings, Inc.	8,511
189		Travelers Cos., Inc. (The)	11,165
192		W.R. Berkley Corp.	6,613

			101,739

		Real Estate Investment Trusts (REITs) — 2.8%
205		Agree Realty Corp.	4,993
586		Cousins Properties, Inc.	3,754
600		CreXus Investment Corp.	6,231
485		Excel Trust, Inc.	5,825
75		National Health Investors, Inc.	3,318

			24,121

		Real Estate Management & Development — 0.8%
270		Brookfield Asset Management, Inc., (Canada), Class A	7,414

		Thrifts & Mortgage Finance — 1.3%
217		Capitol Federal Financial, Inc.	2,504
470		People’s United Financial, Inc.	6,034
215		Washington Federal, Inc.	3,007

			11,545

		Total Financials	279,207

		Health Care — 11.2%
		Health Care Equipment & Supplies — 0.5%
52		Becton, Dickinson & Co.	3,900

		Health Care Providers & Services — 3.9%
293		AmerisourceBergen Corp.	10,904
49		Humana, Inc.	4,328
375		Lincare Holdings, Inc.	9,638
218		National Healthcare Corp.	9,139

			34,009

		Pharmaceuticals — 6.8%
195		Bristol-Myers Squibb Co.	6,868
275		Johnson & Johnson	18,002
385		Merck & Co., Inc.	14,499

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
939	Pfizer, Inc.	20,318

		59,687

	Total Health Care	97,596

	Industrials — 4.8%
	Building Products — 0.4%
227	Fortune Brands Home & Security, Inc. (a)	3,871

	Commercial Services & Supplies — 0.7%
234	Republic Services, Inc.	6,438

	Industrial Conglomerates — 1.2%
238	Carlisle Cos., Inc.	10,552

	Machinery — 1.1%
199	Illinois Tool Works, Inc.	9,305

	Professional Services — 0.8%
189	Equifax, Inc.	7,333

	Trading Companies & Distributors — 0.6%
203	Air Lease Corp. (a)	4,804

	Total Industrials	42,303

	Information Technology — 2.0%
	Electronic Equipment, Instruments & Components — 0.4%
110	TE Connectivity Ltd., (Switzerland)	3,389

	Semiconductors & Semiconductor Equipment — 0.5%
124	Analog Devices, Inc.	4,444

	Software — 1.1%
365	Microsoft Corp.	9,470

	Total Information Technology	17,303

	Materials — 4.5%
	Chemicals — 2.3%
185	Albemarle Corp.	9,550
114	Sherwin-Williams Co. (The)	10,195

		19,745

	Construction Materials — 0.3%
38	Martin Marietta Materials, Inc.	2,843

	Containers & Packaging — 1.0%
153	Rock-Tenn Co., Class A	8,822

	Paper & Forest Products — 0.9%
273	MeadWestvaco Corp.	8,182

	Total Materials	39,592

	Telecommunication Services — 4.6%
	Diversified Telecommunication Services — 3.3%
762	AT&T, Inc.	23,043

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Telecommunication Services — Continued
163	CenturyLink, Inc.	6,052

		29,095

	Wireless Telecommunication Services — 1.3%
184	Telephone & Data Systems, Inc.	4,370
241	Vodafone Group plc, (United Kingdom), ADR	6,764

		11,134

	Total Telecommunication Services	40,229

	Utilities — 8.1%
	Electric Utilities — 4.4%
175	NextEra Energy, Inc.	10,629
184	Northeast Utilities	6,637
154	Progress Energy, Inc.	8,633
277	Southern Co. (The)	12,799

		38,698

	Gas Utilities — 1.6%
161	ONEOK, Inc.	13,949

	Multi-Utilities — 2.1%
180	PG&E Corp.	7,411
192	Sempra Energy	10,566

		17,977

	Total Utilities	70,624

	Total Common Stocks (Cost $757,228)	847,341

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stock — 0.0%
	Consumer Discretionary — 0.0%
	Specialty Retail — 0.0%
3	Orchard Supply Hardware Stores Corp., Series A, Zero Coupon (a) (f) (i) (Cost $—)	—

Investment Company — 0.9%
478	Cohen & Steers Infrastructure Fund, Inc. (Cost $7,102)	7,571

Short-Term Investment — 2.2%
	Investment Company — 2.2%
18,962	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $18,962)	18,962

	Total Investments — 100.2% (Cost $783,292)	873,874
	Liabilities in Excess of Other Assets — (0.2)%	(1,324)

	NET ASSETS — 100.0%	$872,550

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Value Advantage Fund	$—	—%

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,059,761	$256,490		$557,745		$1,370,844
Investments in affiliates, at value	27,561	16,041		16,178		26,844

Total investment securities, at value	1,087,322	272,531		573,923		1,397,688
Receivables:
Investment securities sold	—	571		1,263		5,472
Fund shares sold	519	1,471		1,143		13,412
Dividends from non-affiliates	477	308		517		613
Dividends from affiliates	1	1		1		3
Securities lending income	3	—		1		4

Total Assets	1,088,322	274,882		576,848		1,417,192

LIABILITIES:
Payables:
Dividends	—	17		—		—
Investment securities purchased	—	7,965		1,413		6,873
Collateral for securities lending program	18,373	—		5,493		13,316
Fund shares redeemed	6,408	526		346		15,478
Accrued liabilities:
Investment advisory fees	595	132		241		693
Administration fees	81	10		—		17
Shareholder servicing fees	186	53		—	(a)	256
Distribution fees	48	—	(a)	1		142
Custodian and accounting fees	13	13		11		12
Trustees’ and Chief Compliance Officer’s fees	5	—	(a)	5		9
Other	157	42		374		545

Total Liabilities	25,866	8,758		7,884		37,341

Net Assets	$1,062,456	$266,124		$568,964		$1,379,851

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid in capital	$965,846	$270,345	$512,945	$1,288,414
Accumulated undistributed (distributions in excess of) net investment income	(2,019)	110	80	(1,781)
Accumulated net realized gains (losses)	(63,558)	(2,880)	(23,744)	(81,676)
Net unrealized appreciation (depreciation)	162,187	(1,451)	79,683	174,894

Total Net Assets	$1,062,456	$266,124	$568,964	$1,379,851

Net Assets:
Class A	$160,492	$300	$3,417	$539,433
Class B	2,436	—	—	12,769
Class C	19,812	95	454	22,154
Class R2	—	54	—	176
Class R5	210,769	54	—	50
Class R6	—	49	—	50
Select Class	668,947	265,572	565,093	805,219

Total	$1,062,456	$266,124	$568,964	$1,379,851

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	18,722	19	120	29,800
Class B	307	—	—	931
Class C	2,495	6	16	1,388
Class R2	—	3	—	9
Class R5	24,108	3	—	3
Class R6	—	3	—	3
Select Class	76,980	16,525	19,818	41,121

Net Asset Value (b):
Class A — Redemption price per share	$8.57	$16.07	$28.45	$18.10
Class B — Offering price per share (c)	7.93	—	—	13.72
Class C — Offering price per share (c)	7.94	15.99	28.28	15.96
Class R2 — Offering and redemption price per share	—	16.03	—	19.33
Class R5 — Offering and redemption price per share	8.74	16.10	—	19.59
Class R6 — Offering and redemption price per share	—	16.09	—	19.59
Select Class — Offering and redemption price per share	8.69	16.07	28.51	19.58
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.04	$16.96	$30.03	$19.10

Cost of investments in non-affiliates	$897,574	$257,941	$478,062	$1,195,950
Cost of investments in affiliates	27,561	16,041	16,178	26,844
Value of securities on loan	18,149	—	5,404	13,029

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$6,334,945	$449,186	$854,912
Investments in affiliates, at value	188,996	36,621	18,962

Total investment securities, at value	6,523,941	485,807	873,874
Cash	—	—	5
Deposits at broker for securities sold short	—	454,611	—
Receivables:
Investment securities sold	2,845	—	5,127
Fund shares sold	21,880	101	1,182
Dividends from non-affiliates	8,937	415	1,633
Dividends from affiliates	17	4	1
Securities lending income	1	—	—

Total Assets	6,557,621	940,938	881,822

LIABILITIES:
Payables:
Securities sold short, at value	—	452,533	—
Dividend expense to non-affiliates on securities sold short	—	440	—
Investment securities purchased	416	—	7,502
Interest expense to non-affiliates on securities sold short	—	64	—
Collateral for securities lending program	4,075	—	—
Fund shares redeemed	16,968	254	1,133
Accrued liabilities:
Investment advisory fees	3,113	442	290
Administration fees	84	22	30
Shareholder servicing fees	745	4	120
Distribution fees	635	18	113
Custodian and accounting fees	93	2	14
Trustees’ and Chief Compliance Officer’s fees	1	3	3
Other	1,656	189	67

Total Liabilities	27,786	453,971	9,272

Net Assets	$6,529,835	$486,967	$872,550

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$5,665,590	$541,725	$832,685
Accumulated undistributed (distributions in excess of) net investment income	35,902	(3,124)	1,248
Accumulated net realized gains (losses)	(346,246)	(100,706)	(51,965)
Net unrealized appreciation (depreciation)	1,174,589	49,072	90,582

Total Net Assets	$6,529,835	$486,967	$872,550

Net Assets:
Class A	$1,800,874	$23,850	$200,772
Class B	67,774	2,283	—
Class C	334,963	17,829	113,017
Class R2	8,261	—	—
Institutional Class	2,850,013	—	300,519
Select Class	1,467,950	443,005	258,242

Total	$6,529,835	$486,967	$872,550

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	76,928	2,499	11,037
Class B	2,962	249	—
Class C	14,646	1,940	6,213
Class R2	361	—	—
Institutional Class	119,987	—	16,535
Select Class	62,280	45,879	14,189

Net Asset Value (a):
Class A — Redemption price per share	$23.41	$9.54	$18.19
Class B — Offering price per share (b)	22.89	9.18	—
Class C — Offering price per share (b)	22.87	9.19	18.19
Class R2 — Offering and redemption price per share	22.87	—	—
Institutional Class — Offering and redemption price per share	23.75	—	18.17
Select Class — Offering and redemption price per share	23.57	9.66	18.20
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.71	$10.07	$19.20

Cost of investments in non-affiliates	$5,160,356	$426,657	$764,330
Cost of investments in affiliates	188,996	36,621	18,962
Value of securities on loan	3,962	—	—
Proceeds from securities sold short	—	479,076	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,764	$1,604		$4,072	$5,931
Dividend income from affiliates	5	4		6	13
Income from securities lending (net)	108	—		29	168
Other income	—	—		—	58

Total investment income	3,877	1,608		4,107	6,170

EXPENSES:
Investment advisory fees	3,609	596		1,787	4,741
Administration fees	491	81		243	645
Distribution fees:
Class A	204	—	(a)	4	741
Class B	10	—		—	55
Class C	71	1		1	91
Class R2	—	—	(a)	—	— (a)
Shareholder servicing fees:
Class A	204	—	(a)	4	741
Class B	3	—		—	18
Class C	24	—	(a)	— (a)	30
Class R2	—	—	(a)	—	— (a)
Class R5	48	—	(a)	—	— (a)
Select Class	918	229		683	1,034
Custodian and accounting fees	20	13		16	34
Professional fees	24	18		22	22
Trustees’ and Chief Compliance Officer’s fees	10	1		6	12
Printing and mailing costs	38	10		138	152
Registration and filing fees	52	29		31	5
Transfer agent fees	142	5		765	728
Other	52	9		4	10

Total expenses	5,920	992		3,704	9,059

Less amounts waived	(61)	(82)		(1,241)	(1,230)
Less earnings credits	— (a)	—	(a)	— (a)	— (a)

Net expenses	5,859	910		2,463	7,829

Net investment income (loss)	(1,982)	698		1,644	(1,659)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,168)	(2,864)		(2,244)	29,668
Futures	—	—		—	979

Net realized gain (loss)	(9,168)	(2,864)		(2,244)	30,647

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(81,273)	(1,849)		(47,827)	(253,662)
Futures	—	—		—	(173)

Change in net unrealized appreciation (depreciation)	(81,273)	(1,849)		(47,827)	(253,835)

Net realized/unrealized gains (losses)	(90,441)	(4,713)		(50,071)	(223,188)

Change in net assets resulting from operations	$(92,423)	$(4,015)		$(48,427)	$(224,847)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$7	$—
Dividend income from non-affiliates	67,524	3,776	11,704
Dividend income from affiliates	61	28	7
Income from securities lending (net)	15	—	—

Total investment income	67,600	3,811	11,711

EXPENSES:
Investment advisory fees	20,389	3,307	2,751
Administration fees	2,773	234	374
Distribution fees:
Class A	2,227	33	256
Class B	278	11	—
Class C	1,256	75	431
Class R2	17	—	—
Shareholder servicing fees:
Class A	2,227	33	256
Class B	93	3	—
Class C	419	25	144
Class R2	8	—	—
Institutional Class	1,329	—	141
Select Class	1,772	600	306
Custodian and accounting fees	137	25	25
Interest expense to affiliates	—	—	— (a)
Professional fees	63	29	26
Trustees’ and Chief Compliance Officer’s fees	34	2	5
Printing and mailing costs	550	26	78
Registration and filing fees	169	30	63
Transfer agent fees	4,063	192	491
Other	74	7	2
Dividend expense to non-affiliates on securities sold short	—	3,062	—
Interest expense to non-affiliates on securities sold short	—	444	—

Total expenses	37,878	8,138	5,349

Less amounts waived	(6,383)	(1,240)	(805)
Less earnings credits	— (a)	— (a)	— (a)

Net expenses	31,495	6,898	4,544

Net investment income (loss)	36,105	(3,087)	7,167

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	44,827	2,964	9,565
Securities sold short	—	15,657	—

Net realized gain (loss)	44,827	18,621	9,565

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(392,675)	(66,357)	(52,268)
Securities sold short	—	37,399	—

Change in net unrealized appreciation (depreciation)	(392,675)	(28,958)	(52,268)

Net realized/unrealized gains (losses)	(347,848)	(10,337)	(42,703)

Change in net assets resulting from operations	$(311,743)	$(13,424)	$(35,536)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)		Period Ended 6/30/2011 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,982)	$(2,651)	$698		$44
Net realized gain (loss)	(9,168)	80,245	(2,864)		78
Change in net unrealized appreciation (depreciation)	(81,273)	181,810	(1,849)		398

Change in net assets resulting from operations	(92,423)	259,404	(4,015)		520

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(b)	—	(b)
From net realized gains	—	—	—	(b)	—
Class C
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Class R2
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Class R5
From net investment income	—	—	—	(b)	—	(b)
From net realized gains	—	—	—	(b)	—
Class R6 (c)
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Select Class
From net investment income	—	—	(632)		(1)
From net realized gains	—	—	(94)		—

Total distributions to shareholders	—	—	(726)		(1)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(61,277)	157,627	179,083		91,263

NET ASSETS:
Change in net assets	(153,700)	417,031	174,342		91,782
Beginning of period	1,216,156	799,125	91,782		—

End of period	$1,062,456	$1,216,156	$266,124		$91,782

Accumulated undistributed (distributions in excess of) net investment income	$(2,019)	$(37)	$110		$44

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,644	$2,229	$(1,659)	$(4,513)
Net realized gain (loss)	(2,244)	27,793	30,647	267,778
Change in net unrealized appreciation (depreciation)	(47,827)	96,239	(253,835)	276,234

Change in net assets resulting from operations	(48,427)	126,261	(224,847)	539,499

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3)	(5)	—	—
From net realized gains	—	—	(55,641)	—
Class B
From net realized gains	—	—	(1,640)	—
Class C
From net investment income	—	— (a)	—	—
From net realized gains	—	—	(2,514)	—
Class R2
From net realized gains	—	—	(16)	—
Class R5 (b)
From net realized gains	—	—	(5)	—
Class R6 (b)
From net realized gains	—	—	(5)	—
Select Class
From net investment income	(1,341)	(1,984)	—	—
From net realized gains	—	—	(74,559)	—

Total distributions to shareholders	(1,344)	(1,989)	(134,380)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	46,516	(16,990)	(36,675)	(53,988)

NET ASSETS:
Change in net assets	(3,255)	107,282	(395,902)	485,511
Beginning of period	572,219	464,937	1,775,753	1,290,242

End of period	$568,964	$572,219	$1,379,851	$1,775,753

Accumulated undistributed (distributions in excess of) net investment income	$80	$(220)	$(1,781)	$(122)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$36,105	$62,082	$(3,087)	$(8,614)
Net realized gain (loss)	44,827	261,794	18,621	12,061
Change in net unrealized appreciation (depreciation)	(392,675)	1,311,629	(28,958)	3,429

Change in net assets resulting from operations	(311,743)	1,635,505	(13,424)	6,876

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12,100)	(15,422)	—	—
Class B
From net investment income	—	(167)	—	—
Class C
From net investment income	(616)	(1,171)	—	—
Class R2
From net investment income	(67)	(36)	—	—
Institutional Class
From net investment income	(33,157)	(29,944)	—	—
Select Class
From net investment income	(14,296)	(13,423)	—	—

Total distributions to shareholders	(60,236)	(60,163)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	125,980	111,762	(46,056)	(35,976)

NET ASSETS:
Change in net assets	(245,999)	1,687,104	(59,480)	(29,100)
Beginning of period	6,775,834	5,088,730	546,447	575,547

End of period	$6,529,835	$6,775,834	$486,967	$546,447

Accumulated undistributed (distributions in excess of) net investment income	$35,902	$60,033	$(3,124)	$(37)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Value Advantage Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,167	$10,539
Net realized gain (loss)	9,565	43,953
Change in net unrealized appreciation (depreciation)	(52,268)	101,318

Change in net assets resulting from operations	(35,536)	155,810

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,164)	(1,878)
Class C
From net investment income	(619)	(513)
Institutional Class
From net investment income	(4,920)	(3,215)
Select Class
From net investment income	(3,577)	(2,578)

Total distributions to shareholders	(11,280)	(8,184)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	525	285,229

NET ASSETS:
Change in net assets	(46,291)	432,855
Beginning of period	918,841	485,986

End of period	$872,550	$918,841

Accumulated undistributed (distributions in excess of) net investment income	$1,248	$5,361

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)		Period Ended 6/30/2011 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$28,855	$92,600	$192		$296
Dividends and distributions reinvested	—	—	—	(b)	—	(b)
Cost of shares redeemed	(31,665)	(59,032)	(149)		(33)

Change in net assets from Class A capital transactions	$(2,810)	$33,568	$43		$263

Class B
Proceeds from shares issued	$120	$267	$—		$—
Cost of shares redeemed	(598)	(1,177)	—		—

Change in net assets from Class B capital transactions	$(478)	$(910)	$—		$—

Class C
Proceeds from shares issued	$5,007	$11,077	$7		$100
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	(4,306)	(7,860)	(4)		(9)

Change in net assets from Class C capital transactions	$701	$3,217	$3		$91

Class R2
Proceeds from shares issued	$—	$—	$—		$50
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	—	—	—		—	(b)

Change in net assets from Class R2 capital transactions	$—	$—	$—	(b)	$50

Class R5
Proceeds from shares issued	$45,696	$67,907	$—		$50
Dividends and distributions reinvested	—	—	—	(b)	—	(b)
Cost of shares redeemed	(2,312)	(762)	—		—

Change in net assets from Class R5 capital transactions	$43,384	$67,145	$—	(b)	$50

Class R6 (c)
Proceeds from shares issued	$—	$—	$—		$50
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	—	—	—		—	(b)

Change in net assets from Class R6 capital transactions	$—	$—	$—	(b)	$50

Select Class
Proceeds from shares issued	$43,057	$418,656	$201,849		$94,382
Dividends and distributions reinvested	—	—	9		1
Cost of shares redeemed	(145,131)	(364,049)	(22,821)		(3,624)

Change in net assets from Select Class capital transactions	$(102,074)	$54,607	$179,037		$90,759

Total change in net assets from capital transactions	$(61,277)	$157,627	$179,083		$91,263

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)		Period Ended 6/30/2011 (a)
SHARE TRANSACTIONS:
Class A
Issued	3,435	10,834	12		18
Reinvested	—	—	—	(b)	—	(b)
Redeemed	(3,739)	(6,865)	(9)		(2)

Change in Class A Shares	(304)	3,969	3		16

Class B
Issued	14	32	—		—
Redeemed	(74)	(152)	—		—

Change in Class B Shares	(60)	(120)	—		—

Class C
Issued	633	1,351	—	(b)	6
Reinvested	—	—	—	(b)	—
Redeemed	(538)	(981)	—	(b)	—	(b)

Change in Class C Shares	95	370	—	(b)	6

Class R2
Issued	—	—	—		3
Reinvested	—	—	—	(b)	—
Redeemed	—	—	—		—	(b)

Change in Class R2 Shares	—	—	—	(b)	3

Class R5
Issued	5,343	7,917	—		3
Reinvested	—	—	—	(b)	—	(b)
Redeemed	(266)	(85)	—		—

Change in Class R5 Shares	5,077	7,832	—	(b)	3

Class R6 (c)
Issued	—	—	—		3
Reinvested	—	—	—	(b)	—
Redeemed	—	—	—		—	(b)

Change in Class R6 Shares	—	—	—	(b)	3

Select Class
Issued	5,040	46,982	12,677		5,510
Reinvested	—	—	1		—	(b)
Redeemed	(17,069)	(46,450)	(1,453)		(210)

Change in Select Class Shares	(12,029)	532	11,225		5,300

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,758	$2,423	$33,783	$75,693
Dividends and distributions reinvested	3	5	51,675	—
Cost of shares redeemed	(976)	(1,487)	(93,640)	(160,643)

Change in net assets from Class A capital transactions	$785	$941	$(8,182)	$(84,950)

Class B
Proceeds from shares issued	$—	$—	$241	$693
Dividends and distributions reinvested	—	—	1,556	—
Cost of shares redeemed	—	—	(3,549)	(10,361)

Change in net assets from Class B capital transactions	$—	$—	$(1,752)	$(9,668)

Class C
Proceeds from shares issued	$125	$443	$1,069	$3,672
Dividends and distributions reinvested	—	— (a)	2,079	—
Cost of shares redeemed	(69)	(113)	(3,629)	(6,894)

Change in net assets from Class C capital transactions	$56	$330	$(481)	$(3,222)

Class R2
Proceeds from shares issued	$—	$—	$89	$31
Dividends and distributions reinvested	—	—	16	—
Cost of shares redeemed	—	—	(4)	— (a)

Change in net assets from Class R2 capital transactions	$—	$—	$101	$31

Class R5 (b)
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	5	—

Change in net assets from Class R5 capital transactions	$—	$—	$55	$—

Class R6 (b)
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	5	—

Change in net assets from Class R6 capital transactions	$—	$—	$55	$—

Select Class
Proceeds from shares issued	$117,159	$269,128	$103,057	$247,747
Dividends and distributions reinvested	1,116	447	62,923	—
Cost of shares redeemed	(72,600)	(287,836)	(192,451)	(203,926)

Change in net assets from Select Class capital transactions	$45,675	$(18,261)	$(26,471)	$43,821

Total change in net assets from capital transactions	$46,516	$(16,990)	$(36,675)	$(53,988)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	62	84	1,692	3,594
Reinvested	— (a)	— (a)	2,951	—
Redeemed	(35)	(52)	(4,725)	(7,968)

Change in Class A Shares	27	32	(82)	(4,374)

Class B
Issued	—	—	16	41
Reinvested	—	—	117	—
Redeemed	—	—	(222)	(641)

Change in Class B Shares	—	—	(89)	(600)

Class C
Issued	4	15	60	189
Reinvested	—	— (a)	135	—
Redeemed	(2)	(4)	(205)	(379)

Change in Class C Shares	2	11	(10)	(190)

Class R2
Issued	—	—	3	1
Reinvested	—	—	1	—
Redeemed	—	—	— (a)	— (a)

Change in Class R2 Shares	—	—	4	1

Class R5 (b)
Issued	—	—	3	—
Reinvested	—	—	— (a)	—

Change in Class R5 Shares	—	—	3	—

Class R6 (b)
Issued	—	—	3	—
Reinvested	—	—	— (a)	—

Change in Class R6 Shares	—	—	3	—

Select Class
Issued	4,227	9,351	4,837	11,401
Reinvested	41	15	3,322	—
Redeemed	(2,590)	(11,406)	(8,342)	(9,364)

Change in Select Class Shares	1,678	(2,040)	(183)	2,037

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$161,371	$373,327	$2,093	$34,632
Dividends and distributions reinvested	11,492	14,615	—	—
Cost of shares redeemed	(240,893)	(621,660)	(6,778)	(100,820)

Change in net assets from Class A capital transactions	$(68,030)	$(233,718)	$(4,685)	$(66,188)

Class B
Proceeds from shares issued	$61	$626	$6	$22
Dividends and distributions reinvested	—	148	—	—
Cost of shares redeemed	(17,386)	(34,335)	(1,127)	(4,375)

Change in net assets from Class B capital transactions	$(17,325)	$(33,561)	$(1,121)	$(4,353)

Class C
Proceeds from shares issued	$15,205	$37,081	$431	$1,079
Dividends and distributions reinvested	474	873	—	—
Cost of shares redeemed	(33,815)	(65,800)	(4,111)	(18,536)

Change in net assets from Class C capital transactions	$(18,136)	$(27,846)	$(3,680)	$(17,457)

Class R2
Proceeds from shares issued	$2,814	$5,542	$—	$—
Dividends and distributions reinvested	59	28	—	—
Cost of shares redeemed	(786)	(1,307)	—	—

Change in net assets from Class R2 capital transactions	$2,087	$4,263	$—	$—

Institutional Class
Proceeds from shares issued	$430,056	$789,825	$—	$—
Dividends and distributions reinvested	25,512	22,919	—	—
Cost of shares redeemed	(264,250)	(526,461)	—	—

Change in net assets from Institutional Class capital transactions	$191,318	$286,283	$—	$—

Select Class
Proceeds from shares issued	$202,922	$449,654	$1,607	$155,618
Dividends and distributions reinvested	10,362	9,285	—	—
Cost of shares redeemed	(177,218)	(342,598)	(38,177)	(103,596)

Change in net assets from Select Class capital transactions	$36,066	$116,341	$(36,570)	$52,022

Total change in net assets from capital transactions	$125,980	$111,762	$(46,056)	$(35,976)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	7,119	16,395	214	3,576
Reinvested	500	636	—	—
Redeemed	(10,638)	(27,300)	(694)	(10,335)

Change in Class A Shares	(3,019)	(10,269)	(480)	(6,759)

Class B
Issued	3	29	1	2
Reinvested	—	7	—	—
Redeemed	(793)	(1,559)	(120)	(465)

Change in Class B Shares	(790)	(1,523)	(119)	(463)

Class C
Issued	687	1,660	45	115
Reinvested	21	39	—	—
Redeemed	(1,538)	(3,011)	(436)	(1,973)

Change in Class C Shares	(830)	(1,312)	(391)	(1,858)

Class R2
Issued	126	245	—	—
Reinvested	2	1	—	—
Redeemed	(35)	(55)	—	—

Change in Class R2 Shares	93	191	—	—

Institutional Class
Issued	18,742	34,031	—	—
Reinvested	1,094	983	—	—
Redeemed	(11,502)	(22,926)	—	—

Change in Institutional Class Shares	8,334	12,088	—	—

Select Class
Issued	8,976	19,629	162	15,949
Reinvested	448	401	—	—
Redeemed	(7,769)	(15,059)	(3,888)	(10,636)

Change in Select Class Shares	1,655	4,971	(3,726)	5,313

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$26,807	$119,805
Dividends and distributions reinvested	2,006	1,727
Cost of shares redeemed	(48,428)	(81,151)

Change in net assets from Class A capital transactions	$(19,615)	$40,381

Class C
Proceeds from shares issued	$4,612	$22,682
Dividends and distributions reinvested	513	413
Cost of shares redeemed	(17,492)	(26,534)

Change in net assets from Class C capital transactions	$(12,367)	$(3,439)

Institutional Class
Proceeds from shares issued	$53,306	$138,756
Dividends and distributions reinvested	4,597	2,906
Cost of shares redeemed	(26,153)	(20,173)
Redemptions in-kind (See Note 9)	—	(41,498)

Change in net assets from Institutional Class capital transactions	$31,750	$79,991

Select Class
Proceeds from shares issued	$45,154	$196,760
Dividends and distributions reinvested	2,687	1,855
Cost of shares redeemed	(47,084)	(30,319)

Change in net assets from Select Class capital transactions	$757	$168,296

Total change in net assets from capital transactions	$525	$285,229

SHARE TRANSACTIONS:
Class A
Issued	1,524	6,732
Reinvested	112	96
Redeemed	(2,770)	(4,517)

Change in Class A Shares	(1,134)	2,311

Class C
Issued	263	1,279
Reinvested	29	23
Redeemed	(1,008)	(1,501)

Change in Class C Shares	(716)	(199)

Institutional Class
Issued	2,956	7,736
Reinvested	258	162
Redeemed	(1,561)	(1,098)
Redemptions in-kind (See Note 9)	—	(2,189)

Change in Institutional Class Shares	1,653	4,611

Select Class
Issued	2,580	11,074
Reinvested	150	103
Redeemed	(2,695)	(1,687)

Change in Select Class Shares	35	9,490

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$9.28	$(0.02	)(e)	$(0.69)	$(0.71)
Year Ended June 30, 2011	6.76	(0.04	)(e)	2.56	2.52
Year Ended June 30, 2010	5.88	(0.03	)(e)	0.91	0.88
Year Ended June 30, 2009	8.14	(0.03	)(e)	(2.23)	(2.26)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(e)	1.60	1.55

Class B
Six Months Ended December 31, 2011 (Unaudited)	8.61	(0.04	)(e)	(0.64)	(0.68)
Year Ended June 30, 2011	6.31	(0.07	)(e)	2.37	2.30
Year Ended June 30, 2010	5.51	(0.06	)(e)	0.86	0.80
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (g)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(e)	1.53	1.43

Class C
Six Months Ended December 31, 2011 (Unaudited)	8.61	(0.04	)(e)	(0.63)	(0.67)
Year Ended June 30, 2011	6.31	(0.08	)(e)	2.38	2.30
Year Ended June 30, 2010	5.52	(0.06	)(e)	0.85	0.79
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(e)	1.53	1.42

Class R5
Six Months Ended December 31, 2011 (Unaudited)	9.44	(0.01	)(e)	(0.69)	(0.70)
Year Ended June 30, 2011	6.86	—	(e)(g)	2.58	2.58
Year Ended June 30, 2010	5.93	—	(e)(g)	0.93	0.93
January 8, 2009 (h) through June 30, 2009	5.37	—	(e)(g)	0.56	0.56

Select Class
Six Months Ended December 31, 2011 (Unaudited)	9.39	(0.02	)(e)	(0.68)	(0.70)
Year Ended June 30, 2011	6.83	(0.02	)(e)	2.58	2.56
Year Ended June 30, 2010	5.93	(0.01	)(e)	0.91	0.90
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(e)	1.60	1.56

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.57	(7.65)%	$160,492	1.25%		(0.55)%	1.30%	36%
9.28	37.28	176,492	1.25		(0.45)	1.31	96
6.76	14.97	101,814	1.31		(0.41)	1.31	102
5.88	(27.76)	71,841	1.35		(0.48)	1.42	119
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(f)	(0.71)	1.66	159

7.93	(7.90)	2,436	1.75		(1.06)	1.81	36
8.61	36.45	3,157	1.75		(0.94)	1.81	96
6.31	14.52	3,070	1.81		(0.91)	1.81	102
5.51	(28.16)	3,304	1.87		(1.02)	1.92	119
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(f)	(1.43)	2.17	159

7.94	(7.78)	19,812	1.75		(1.05)	1.81	36
8.61	36.45	20,676	1.75		(0.95)	1.81	96
6.31	14.31	12,811	1.81		(0.91)	1.81	102
5.52	(28.13)	9,300	1.87		(1.02)	1.91	119
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(f)	(1.49)	2.18	159

8.74	(7.42)	210,769	0.85		(0.13)	0.85	36
9.44	37.61	179,677	0.86		(0.05)	0.86	96
6.86	15.68	76,767	0.86		0.05	0.86	102
5.93	10.43	46,312	0.90		(0.08)	1.06	119

8.69	(7.45)	668,947	1.05		(0.35)	1.05	36
9.39	37.48	836,154	1.06		(0.27)	1.06	96
6.83	15.18	604,663	1.06		(0.16)	1.06	102
5.93	(27.51)	441,345	1.10		(0.24)	1.17	119
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(f)	(0.50)	1.45	159

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Core Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$17.19	$0.03	(e)	$(1.14)	$(1.11)	$— (f)	$(0.01)	$(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	0.01	(e)	2.18	2.19	— (f)	—	— (f)

Class C
Six Months Ended December 31, 2011 (Unaudited)	17.15	(0.01	)(e)	(1.14)	(1.15)	— (f)	(0.01)	(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	(0.04	)(e)	2.19	2.15	—	—	—

Class R2
Six Months Ended December 31, 2011 (Unaudited)	17.17	0.01	(e)	(1.14)	(1.13)	— (f)	(0.01)	(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	(0.02	)(e)	2.19	2.17	—	—	—

Class R5
Six Months Ended December 31, 2011 (Unaudited)	17.23	0.07	(e)	(1.14)	(1.07)	(0.05)	(0.01)	(0.06)
November 30, 2010 (g) through June 30, 2011	15.00	0.05	(e)	2.19	2.24	(0.01)	—	(0.01)

Class R6
Six Months Ended December 31, 2011 (Unaudited)	17.24	0.07	(e)	(1.15)	(1.08)	(0.06)	(0.01)	(0.07)
January 31, 2011 (j) through June 30, 2011	16.36	0.05	(e)	0.83	0.88	—	—	—

Select Class
Six Months Ended December 31, 2011 (Unaudited)	17.22	0.06	(e)	(1.16)	(1.10)	(0.04)	(0.01)	(0.05)
November 30, 2010 (g) through June 30, 2011	15.00	0.04	(e)	2.19	2.23	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$16.07	(6.47)%	$300	1.25%		0.42%		1.34%		22%
17.19	14.70	276	1.24	(h)	0.11	(h)	5.79	(h)(i)	13

15.99	(6.72)	95	1.75		(0.07)		1.85		22
17.15	14.33	99	1.75	(h)	(0.39	)(h)	6.49	(h)(i)	13

16.03	(6.60)	54	1.50		0.18		1.60		22
17.17	14.53	57	1.49	(h)	(0.17	)(h)	6.84	(h)(i)	13

16.10	(6.24)	54	0.79		0.88		0.89		22
17.23	15.00	57	0.80	(h)	0.52	(h)	6.17	(h)(i)	13

16.09	(6.31)	49	0.75		0.93		0.84		22
17.24	5.38	53	0.75	(h)	0.68	(h)	5.52	(h)(i)	13

16.07	(6.41)	265,572	0.99		0.77		1.08		22
17.22	14.84	91,240	1.00	(h)	0.41	(h)	3.41	(h)(i)	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$31.29	$0.04	(e)	$(2.85)	$(2.81)	$(0.03)	$—	$(0.03)
Year Ended June 30, 2011	22.95	0.04	(e)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009 (f) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2011 (Unaudited)	31.16	(0.03	)(e)	(2.85)	(2.88)	—	—	—
Year Ended June 30, 2011	22.93	(0.12	)(e)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (f) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (g)	—	— (g)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	31.36	0.09	(e)	(2.87)	(2.78)	(0.07)	—	(0.07)
Year Ended June 30, 2011	22.97	0.14	(e)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$28.45	(8.99)%	$3,417	1.25%	0.26%	1.60%	26%
31.29	36.60	2,918	1.24	0.14	1.53	88
22.95	6.77	1,394	1.24	0.30	1.44	56

28.28	(9.24)	454	1.75	(0.24)	2.10	26
31.16	35.98	447	1.74	(0.40)	2.06	88
22.93	6.40	65	1.74	(0.23)	1.92	56

28.51	(8.86)	565,093	0.90	0.60	1.35	26
31.36	37.09	568,854	0.89	0.50	1.27	88
22.97	21.72	463,478	0.89	0.55	1.17	56
18.97	(28.02)	195,785	0.90	0.94	1.20	107
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$23.30	$(0.04	)(e)	$(3.15)	$(3.19)	$(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(e)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(e)	2.76	2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(e)	(6.33)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(e)	(0.45)	(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(e)	4.41	4.23	(4.19)

Class B
Six Months Ended December 31, 2011 (Unaudited)	18.29	(0.07	)(e)	(2.49)	(2.56)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(e)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(e)	2.19	2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(e)	(5.09)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(e)	(0.36)	(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(e)	3.76	3.48	(4.19)

Class C
Six Months Ended December 31, 2011 (Unaudited)	20.88	(0.08	)(e)	(2.83)	(2.91)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(e)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(e)	2.50	2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(e)	(5.78)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(e)	(0.41)	(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(e)	4.14	3.83	(4.19)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.73	(0.06	)(e)	(3.33)	(3.39)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(e)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(e)	2.94	2.82	—
June 19, 2009 (f) through June 30, 2009	14.56	—	(e)(g)	— (g)	— (g)	—

Class R5
November 1, 2011 (f) through December 31, 2011 (Unaudited)	21.75	0.02	(e)	(0.17)	(0.15)	(2.01)

Class R6
November 1, 2011 (f) through December 31, 2011 (Unaudited)	21.75	0.02	(e)	(0.17)	(0.15)	(2.01)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.97	(0.01	)(e)	(3.37)	(3.38)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(e)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(e)	2.94	2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(e)	(6.70)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(e)	(0.49)	(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(e)	4.60	4.48	(4.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.10	(13.40)%	$539,433	1.24%	(0.39)%	1.38%	33%
23.30	42.51	696,334	1.24	(0.44)	1.36	79
16.35	19.52	560,054	1.24	(0.53)	1.42	82
13.68	(30.97)	520,201	1.24	(0.48)	1.56	96
20.46	(3.22)	384,225	1.24	(0.75)	1.39	95
24.89	18.65	480,084	1.24	(0.73)	1.36	119

13.72	(13.62)	12,769	1.76	(0.93)	1.88	33
18.29	41.78	18,648	1.77	(0.97)	1.86	79
12.90	18.89	20,893	1.77	(1.07)	1.92	82
10.85	(31.35)	29,963	1.88	(1.14)	2.03	96
16.45	(3.90)	69,186	1.88	(1.38)	1.89	95
20.88	17.93	123,779	1.86	(1.35)	1.86	119

15.96	(13.61)	22,154	1.76	(0.92)	1.88	33
20.88	41.75	29,187	1.77	(0.97)	1.86	79
14.73	18.89	23,389	1.77	(1.06)	1.92	82
12.39	(31.38)	25,624	1.88	(1.13)	2.04	96
18.70	(3.85)	27,785	1.88	(1.38)	1.89	95
23.21	17.90	38,805	1.86	(1.35)	1.86	119

19.33	(13.43)	176	1.40	(0.54)	1.63	33
24.73	42.29	121	1.40	(0.59)	1.60	79
17.38	19.37	63	1.40	(0.69)	1.67	82
14.56	0.00	83	1.22	(0.31)	1.94	96

19.59	(0.38)	50	0.79	0.54	0.94	33

19.59	(0.38)	50	0.74	0.59	0.89	33

19.58	(13.26)	805,219	0.93	(0.08)	1.13	33
24.97	42.93	1,031,463	0.93	(0.13)	1.10	79
17.47	19.90	685,843	0.93	(0.22)	1.17	82
14.57	(30.74)	631,380	0.98	(0.23)	1.30	96
21.68	(3.02)	539,292	0.99	(0.49)	1.13	95
26.10	18.95	740,208	0.99	(0.48)	1.11	119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$24.76	$0.10	(e)	$(1.29)	$(1.19)	$(0.16)	$—	$(0.16)
Year Ended June 30, 2011	18.91	0.18	(e)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(e)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)

Class B
Six Months Ended December 31, 2011 (Unaudited)	24.10	0.04	(e)	(1.25)	(1.21)	—	—	—
Year Ended June 30, 2011	18.38	0.07	(e)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(e)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)

Class C
Six Months Ended December 31, 2011 (Unaudited)	24.13	0.04	(e)	(1.26)	(1.22)	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(e)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(e)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.27	0.08	(e)	(1.28)	(1.20)	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(e)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(e)	3.42	3.57	—	—	—
November 3, 2008 (f) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	25.19	0.16	(e)	(1.32)	(1.16)	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(e)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(e)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.97	0.14	(e)	(1.31)	(1.17)	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(e)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(e)	3.49	3.73	— (g)	—	— (g)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.41	(4.80)%	$1,800,874	1.24%	0.92%	1.41%	15%
24.76	31.96	1,979,270	1.23	0.81	1.39	41
18.91	24.08	1,705,572	1.23	1.04	1.40	34
15.24	(25.49)	1,600,044	1.25	1.71	1.42	47
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45

22.89	(5.02)	67,774	1.75	0.38	1.91	15
24.10	31.33	90,427	1.74	0.30	1.89	41
18.38	23.44	96,966	1.74	0.53	1.90	34
14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45

22.87	(5.04)	334,963	1.75	0.40	1.91	15
24.13	31.29	373,415	1.74	0.30	1.89	41
18.44	23.43	309,513	1.74	0.53	1.90	34
14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45

22.87	(4.95)	8,261	1.50	0.70	1.66	15
24.27	31.66	6,500	1.49	0.50	1.65	41
18.63	23.71	1,441	1.49	0.77	1.65	34
15.06	(0.24)	294	1.50	2.12	1.69	47

23.75	(4.58)	2,850,013	0.75	1.42	1.00	15
25.19	32.66	2,812,296	0.74	1.29	0.99	41
19.22	24.68	1,913,930	0.74	1.52	1.00	34
15.43	(25.15)	1,424,004	0.75	2.26	1.02	47
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45

23.57	(4.67)	1,467,950	0.99	1.18	1.15	15
24.97	32.29	1,513,926	0.98	1.05	1.14	41
19.07	24.35	1,061,308	0.98	1.29	1.15	34
15.34	(25.31)	766,965	1.00	2.05	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$9.81	$(0.07	)(g)	$(0.20)	$(0.27)	$—	$—	$—
Year Ended June 30, 2011	9.71	(0.16	)(g)	0.26	0.10	—	—	—
Year Ended June 30, 2010	10.21	(0.17	)(g)	(0.33)	(0.50)	—	—	—
Year Ended June 30, 2009	10.23	(0.08	)(g)	0.06	(0.02)	—	—	—
Year Ended June 30, 2008	11.24	0.28	(g)	(0.74)	(0.46)	(0.54)	(0.01)	(0.55)
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	(0.31)

Class B
Six Months Ended December 31, 2011 (Unaudited)	9.47	(0.10	)(g)	(0.19)	(0.29)	—	—	—
Year Ended June 30, 2011	9.44	(0.23	)(g)	0.26	0.03	—	—	—
Year Ended June 30, 2010	10.01	(0.23	)(g)	(0.34)	(0.57)	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(g)	0.06	(0.09)	—	—	—
Year Ended June 30, 2008	11.07	0.17	(g)	(0.70)	(0.53)	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)

Class C
Six Months Ended December 31, 2011 (Unaudited)	9.48	(0.10	)(g)	(0.19)	(0.29)	—	—	—
Year Ended June 30, 2011	9.46	(0.23	)(g)	0.25	0.02	—	—	—
Year Ended June 30, 2010	10.02	(0.23	)(g)	(0.33)	(0.56)	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(g)	0.05	(0.10)	—	—	—
Year Ended June 30, 2008	11.07	0.19	(g)	(0.71)	(0.52)	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	9.91	(0.06	)(g)	(0.19)	(0.25)	—	—	—
Year Ended June 30, 2011	9.79	(0.14	)(g)	0.26	0.12	—	—	—
Year Ended June 30, 2010	10.27	(0.14	)(g)	(0.34)	(0.48)	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(g)	0.05	— (h)	—	—	—
Year Ended June 30, 2008	11.31	0.30	(g)	(0.73)	(0.43)	(0.60)	(0.01)	(0.61)
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.48% and 1.96% for the six months ended December 31, 2011, 1.49% and 1.95% for the year ended June 30, 2011, 1.49% and 1.94% for 2010, 1.50% and 1.95% for 2009, 1.51% and 1.93% for 2008 and 1.50% and 1.91% for 2007; for Class B are 2.23% and 2.46 for the six months ended December 31, 2011, 2.24% and 2.45% for the year ended June 30, 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009, 2.26% and 2.43% for 2008 and 2.25% and 2.41% for 2007; for Class C are 2.23% and 2.46 for the six months ended December 31, 2011, 2.24% and 2.45% for the year ended June 30, 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009, 2.26% and 2.43% for 2008 and 2.25% and 2.41% for 2007; for Select Class are 1.23% and 1.71% for the six months ended December 31, 2011, 1.24% and 1.70% for the year ended June 30, 2011, 1.24% and 1.69% for 2010, 1.25% and 1.70% for 2009, 1.25% and 1.67% for 2008 and 1.25% and 1.66% for 2007, respectively.
(f)	Commencing with the period ended June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$9.54	(2.75)%	$23,850	2.81%	(1.37)%	3.29%	80%	168%
9.81	1.03	29,216	2.92	(1.65)	3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)	3.39	146	348
10.21	(0.20)	67,884	2.84	(0.79)	3.29	175	350
10.23	(4.00)	77,838	2.52	2.62	2.94	116	—
11.24	5.27	204,059	2.69	3.32	3.10	96	—

9.18	(3.06)	2,283	3.56	(2.13)	3.79	80	168
9.47	0.32	3,484	3.67	(2.47)	3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)	3.89	146	348
10.01	(0.89)	12,766	3.59	(1.55)	3.79	175	350
10.10	(4.77)	16,402	3.28	1.66	3.45	116	—
11.07	4.56	24,974	3.44	2.60	3.60	96	—

9.19	(3.06)	17,829	3.56	(2.12)	3.79	80	168
9.48	0.21	22,094	3.67	(2.46)	3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)	3.89	146	348
10.02	(0.99)	61,467	3.59	(1.54)	3.79	175	350
10.12	(4.71)	90,603	3.28	1.79	3.45	116	—
11.07	4.56	187,546	3.44	2.60	3.60	96	—

9.66	(2.52)	443,005	2.56	(1.11)	3.04	80	168
9.91	1.23	491,653	2.67	(1.39)	3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)	3.15	146	348
10.27	0.00	528,478	2.59	(0.45)	3.04	175	350
10.27	(3.73)	933,631	2.27	2.79	2.69	116	—
11.31	5.59	1,852,145	2.44	3.55	2.85	96	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$19.07	$0.13	(e)	$(0.81)	$(0.68)	$(0.20)	$—	$(0.20)
Year Ended June 30, 2011	15.22	0.23	(e)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(e)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(e)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(e)	3.42	3.68	(0.12)	(0.28)	(0.40)

Class C
Six Months Ended December 31, 2011 (Unaudited)	19.01	0.09	(e)	(0.81)	(0.72)	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(e)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(e)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(e)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(e)	3.38	3.55	(0.06)	(0.28)	(0.34)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	19.11	0.18	(e)	(0.82)	(0.64)	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(e)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(e)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(e)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(e)	3.38	3.77	(0.18)	(0.28)	(0.46)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	19.12	0.16	(e)	(0.83)	(0.67)	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(e)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(e)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(e)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(e)	3.43	3.74	(0.16)	(0.28)	(0.44)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.19	(3.55)%	$200,772	1.25%	1.52%	1.40%	22%
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77

18.19	(3.78)	113,017	1.75	1.01	1.91	22
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77

18.17	(3.33)	300,519	0.75	2.04	1.01	22
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77

18.20	(3.45)	258,242	1.00	1.78	1.16	22
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to a Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

The Mid Cap Core Fund commenced operations on November 30, 2010.

Class R6 Shares commenced operations on January 31, 2011 for the Mid Cap Core Fund.

Class R5 Shares and Class R6 Shares commenced operations on November 1, 2011 for the Mid Cap Growth Fund.

The investment objective of Growth Advantage Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Core Fund is to seek long-term capital appreciation.

The investment objective of Mid Cap Equity Fund is to seek long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and, secondarily, current income by investing primarily in equity securities.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,087,322	$—	$—	$1,087,322

Mid Cap Core Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$272,531	$—	$—	$272,531

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$573,923	$—	$—	$573,923

Mid Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,397,688	$—	$—	$1,397,688

Mid Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,523,941	$—	$—	$6,523,941

Multi-Cap Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$485,807	$—	$—	$485,807

Total Liabilities (a)	$(452,533)	$—	$—	$(452,533)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$112,110	$—	$—	(b)	$112,110
Consumer Staples	46,104	5,682	—		51,786
Energy	96,591	—	—		96,591
Financials	279,207	—	—		279,207
Health Care	97,596	—	—		97,596
Industrials	42,303	—	—		42,303
Information Technology	17,303	—	—		17,303
Materials	39,592	—	—		39,592
Telecommunication Services	33,465	6,764	—		40,229
Utilities	70,624	—	—		70,624

Total Common Stocks	834,895	12,446	—	(b)	847,341

Preferred Stock
Consumer Discretionary	—	—	—	(b)	—	(b)
Investment Company	7,571	—	—		7,571
Short-Term Investment
Investment Company	18,962	—	—		18,962

Total Investments in Securities	$861,428	$12,446	$—	(b)	$873,874

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.
(b)	Security has zero value.

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Value Advantage Fund	Balance as of 6/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases (1)		Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11
Investments in Securities
Common Stocks — Consumer Discretionary	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)
Preferred Stock — Consumer Discretionary	—	—	—	—	—	(a)	—	—	—	—	(a)

Total	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Security has zero value.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3), amounted to zero. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2011 (amounts in thousands):

	Value		Percentage
Value Advantage Fund	$—	(a)	—%

(a)	Securities have zero value.

C. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the security’s price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of December 31, 2011, the Fund had outstanding short sales as listed on its SOI.

D. Futures Contracts — The Mid Cap Growth Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the six months ended December 31, 2011 (amounts in thousands):

	Mid Cap Growth Fund
Futures Contracts:
Average Notional Balance Long	$52,340	(a)
Ending Notional Balance Long	—

(a)	Average is for the period July 1, 2011 through July 31, 2011.

E. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$13
Mid Cap Equity Fund	5
Mid Cap Growth Fund	13
Mid Cap Value Fund	4

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower		Total Value of Collateral Investments
Growth Advantage Fund	$18,149	$18,373	*	$18,373
Mid Cap Equity Fund	5,404	5,493	*	5,493
Mid Cap Growth Fund	13,029	13,316		13,316
Mid Cap Value Fund	3,962	4,075		4,075

*	Subsequent to December 31, 2011, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Growth Advantage Fund	$12
Mid Cap Equity Fund	4
Mid Cap Growth Fund	13
Mid Cap Value Fund	4

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

F. Offering and Organization Costs — Offering costs (registration and filing fees) paid in connection with the offering of shares of the Mid Cap Core Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity, Mid Cap Growth and Multi-Cap Market Neutral Funds, which are generally declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$10		$4
Mid Cap Core Fund	—	(a)	—
Mid Cap Equity Fund	1		—	(a)
Mid Cap Growth Fund	7		3
Mid Cap Value Fund	32		8
Multi-Cap Market Neutral Fund	1		—	(a)
Value Advantage Fund	8		2

(a)	Amount rounds to less than $1,000.

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	1.00
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

Prior to November 1, 2011, the contractual expense limitations for Class B and Class C Shares of the Mid Cap Growth Fund were 1.77% and 1.77%, respectively.

Except as noted above, the contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012 for all of the Funds. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$46	$46
Mid Cap Core Fund	38	36	—	74
Mid Cap Equity Fund	294	243	686	1,223
Mid Cap Growth Fund	257	490	450	1,197
Mid Cap Value Fund	2,352	2,376	1,489	6,217
Multi-Cap Market Neutral Fund	—	—	520	520
Value Advantage Fund	410	231	141	782

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Multi-Cap Market Neutral Fund	$452	$92	$113	$657

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2011 was as follows (excluding the waiver disclosed in Note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$15
Mid Cap Core Fund	8
Mid Cap Equity Fund	18
Mid Cap Growth Fund	33
Mid Cap Value Fund	166
Multi-Cap Market Neutral Fund	63
Value Advantage Fund	23

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2011, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$395,905	$456,398	$—	$—
Mid Cap Core Fund	211,691	38,641	—	—
Mid Cap Equity Fund	194,529	138,735	—	—
Mid Cap Growth Fund	477,222	538,722	—	—
Mid Cap Value Fund	1,000,473	896,571	—	—
Multi-Cap Market Neutral Fund	374,148	393,464	393,569	420,675
Value Advantage Fund	192,741	187,036	—	—

During the six months ended December 31, 2011, there were no purchases or sales of U.S. Government securities.

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$925,135	$213,686	$51,499	$162,187
Mid Cap Core Fund	273,982	10,113	11,564	(1,451)
Mid Cap Equity Fund	494,240	100,713	21,030	79,683
Mid Cap Growth Fund	1,222,794	268,234	93,340	174,894
Mid Cap Value Fund	5,349,352	1,356,036	181,447	1,174,589
Multi-Cap Market Neutral Fund	463,278	47,954	25,425	22,529
Value Advantage Fund	783,292	111,018	20,436	90,582

At June 30, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	Total
Growth Advantage Fund	$—	$—	$—	$47,838	$47,838
Mid Cap Equity Fund	—	—	—	8,310	8,310
Mid Cap Value Fund	—	1,151	14,176	317,213	332,540	*
Multi-Cap Market Neutral Fund	1,901	97,035	—	—	98,936
Value Advantage Fund	—	—	—	53,759	53,759

*	Amounts include capital loss carryforwards from business combinations, which may be limited in future years under Internal Revenue Code Sections 381-384.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Core Fund and Mid Cap Equity Fund. Additionally, the Advisor owns a significant portion of the outstanding shares of Mid Cap Core Fund.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	N/A	19.15%
Multi-Cap Market Neutral Fund	85.44%	N/A
Value Advantage Fund	N/A	23.37

Additionally, Mid Cap Equity Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of December 31, 2011, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on March 29, 2011, an affiliate of the Value Advantage Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)	Type
Institutional Class	$41,498	$14,315	Redemption-In-Kind

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$923.50	$6.04	1.25%
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class B
Actual*	1,000.00	921.00	8.45	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class C
Actual*	1,000.00	922.20	8.46	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class R5
Actual*	1,000.00	925.80	4.11	0.85
Hypothetical*	1,000.00	1,020.86	4.32	0.85
Select Class
Actual*	1,000.00	925.50	5.08	1.05
Hypothetical*	1,000.00	1,019.86	5.33	1.05

Mid Cap Core Fund
Class A
Actual*	1,000.00	935.30	6.08	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class C
Actual*	1,000.00	932.80	8.50	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class R2
Actual*	1,000.00	934.00	7.29	1.50
Hypothetical*	1,000.00	1,017.60	7.61	1.50

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R5
Actual*	$1,000.00	$937.60	$3.85	0.79%
Hypothetical*	1,000.00	1,021.17	4.01	0.79
Class R6
Actual*	1,000.00	936.90	3.65	0.75
Hypothetical*	1,000.00	1,021.37	3.81	0.75
Select Class
Actual*	1,000.00	935.90	4.82	0.99
Hypothetical*	1,000.00	1,020.16	5.03	0.99

Mid Cap Equity Fund
Class A
Actual*	1,000.00	910.10	6.00	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class C
Actual*	1,000.00	907.60	8.39	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Select Class
Actual*	1,000.00	911.40	4.32	0.90
Hypothetical*	1,000.00	1,020.61	4.57	0.90

Mid Cap Growth Fund
Class A
Actual*	1,000.00	866.00	5.82	1.24
Hypothetical*	1,000.00	1,018.90	6.29	1.24
Class B
Actual*	1,000.00	863.80	8.25	1.76
Hypothetical*	1,000.00	1,016.29	8.92	1.76
Class C
Actual*	1,000.00	863.90	8.25	1.76
Hypothetical*	1,000.00	1,016.29	8.92	1.76
Class R2
Actual*	1,000.00	865.70	6.57	1.40
Hypothetical*	1,000.00	1,018.10	7.10	1.40
Class R5
Actual**	1,000.00	996.20	1.29	0.79
Hypothetical*	1,000.00	1,021.17	4.01	0.79
Class R6
Actual**	1,000.00	996.20	1.21	0.74
Hypothetical*	1,000.00	1,021.42	3.76	0.74
Select Class
Actual*	1,000.00	867.40	4.37	0.93
Hypothetical*	1,000.00	1,020.46	4.72	0.93

Mid Cap Value Fund
Class A
Actual*	1,000.00	952.00	6.08	1.24
Hypothetical*	1,000.00	1,018.90	6.29	1.24
Class B
Actual*	1,000.00	949.80	8.58	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class C
Actual*	1,000.00	949.60	8.58	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class R2
Actual*	$1,000.00	$950.50	$7.35	1.50%
Hypothetical*	1,000.00	1,017.60	7.61	1.50
Institutional Class
Actual*	1,000.00	954.20	3.68	0.75
Hypothetical*	1,000.00	1,021.37	3.81	0.75
Select Class
Actual*	1,000.00	953.30	4.86	0.99
Hypothetical*	1,000.00	1,020.16	5.03	0.99

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	972.50	13.93	2.81
Hypothetical*	1,000.00	1,011.01	14.20	2.81
Class B
Actual*	1,000.00	969.40	17.62	3.56
Hypothetical*	1,000.00	1,007.24	17.96	3.56
Class C
Actual*	1,000.00	969.40	17.62	3.56
Hypothetical*	1,000.00	1,007.24	17.96	3.56
Select Class
Actual*	1,000.00	974.80	12.71	2.56
Hypothetical*	1,000.00	1,012.27	12.95	2.56

Value Advantage Fund
Class A
Actual*	1,000.00	964.50	6.17	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class C
Actual*	1,000.00	962.20	8.63	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Institutional Class
Actual*	1,000.00	966.70	3.71	0.75
Hypothetical*	1,000.00	1,021.37	3.81	0.75
Select Class
Actual*	1,000.00	965.50	4.94	1.00
Hypothetical*	1,000.00	1,020.11	5.08	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/366 (to reflect the one-half year period). Commencement of offering of class of shares was November 1, 2011.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Mid Cap Growth Fund and Mid Cap Value Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, these Funds retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the second, third, and first quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and in the second and third quintiles for Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the Mid Cap Core Fund since its inception on November 30, 2010 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the first quintile for Class A shares for the one-year period ended December 31, 2010, and in the first quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2010, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the fourth, third and third quintiles for Class A shares and in the third, third and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the third quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2010, and in the third, second, third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the fifth, fourth and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the money market and alternative products subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Value Advantage Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’

100	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Core Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select shares were in the third and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee and actual total expenses for both Class A and Select

Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	101

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2012. All rights reserved. December 2011.

SAN-MC-1211

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2011 (Unaudited)

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

 “This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago. “

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S.-based economic
issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500
Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than
value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and –10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises—both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset
Management

DECEMBER 31, 2011

J.P. MORGAN LARGE CAP FUNDS

1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

The
reporting period began amid uncertainty surrounding global economic growth and concerns about political unrest in the Middle East, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but U.S. stocks, as measured by the S&P
500 Index, still finished the six months ended December 31, 2011 with a 3.69% loss.

U.S. large-cap growth stocks outperformed U.S. large-cap
value stocks, as the Russell 1000 Growth Index returned -3.92% versus the -5.22% return for the Russell 1000 Value Index during the six months ended December 31, 2011.

2

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2011

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX
MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Reporting Period Return:

Fund (Institutional Class Shares)*

–3.98%

S&P 500 Index

–3.69%

Net Assets as of 12/31/2011 (In Thousands)

$
811,407

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the six months ended
December 31, 2011. The Fund’s stock selection in the industrial cyclical and basic materials sectors detracted from relative performance, while the Fund’s stock selection in the systems and network hardware and energy sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Dendreon Corp., Sprint
Nextel Corp. and PACCAR, Inc. Shares of Dendreon Corp., a biotechnology company, declined on news that sales of its prostate cancer drug Provenge would fall short of expectations. The announcement of a class action lawsuit against the company also hurt the stock. Shares of wireless provider Sprint Nextel Corp. declined due to concerns surrounding the company’s announcement that it would have to raise additional capital to meet near-term debt obligations. Shares of PACCAR, Inc. declined after the truck manufacturer reported lower-than-expected second-quarter profit and lowered its outlook for North American truck sales.

Individual contributors to relative performance included the Fund’s positions in Apple,
Inc. and Chevron Corp. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of integrated energy company
Chevron Corp. gained as investors reacted positively to the increase of its dividend payout.

The Fund’s underweight position versus the
Benchmark in Hewlett-Packard Co. also contributed to relative performance. The stock declined after the computer hardware company lowered its expectations for its fourth-quarter earnings.

HOW WAS THE FUND POSITIONED?

To help ensure that stock selection was the principal source of potential excess return, the Fund’s portfolio managers allowed only modest deviations in sector weightings relative to the Benchmark. The Fund’s portfolio managers sought investment opportunities in companies that were attractive based on valuation and strong fundamentals.

DECEMBER 31, 2011

J.P. MORGAN LARGE CAP FUNDS

3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX
MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

4.2
%

2.

Exxon Mobil Corp.

2.9

3.

Chevron Corp.

2.3

4.

International Business Machines Corp.

2.3

5.

Procter & Gamble Co. (The)

2.1

6.

Microsoft Corp.

2.1

7.

Merck & Co., Inc.

2.0

8.

Wells Fargo & Co.

1.9

9.

Pfizer, Inc.

1.7

10.

General Electric Co.

1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

18.3
%

Financials

13.0

Energy

11.6

Health Care

11.4

Consumer Discretionary

11.4

Consumer Staples

10.9

Industrials

10.5

Utilities

4.1

Materials

3.5

Telecommunication Services

2.9

U.S. Treasury Obligation

0.3

Short-Term Investment

2.1

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

4

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2011

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2011

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

9/28/01

Without Sales Charge

(4.20
)%

0.72
%

0.02
%

2.45
%

With Sales Charge**

(9.22
)

(4.57
)

(1.05
)

1.90

CLASS R6 SHARES

3/24/03

(3.93
)

1.25

0.53

2.99

INSTITUTIONAL CLASS SHARES

1/3/97

(3.98
)

1.15

0.43

2.89

SELECT CLASS SHARES

9/10/01

(4.04
)

1.01

0.28

2.72

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than shown because
Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in
Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included

in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011

J.P. MORGAN LARGE CAP FUNDS

5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2011 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*

-8.78%

Russell 1000 Growth Index

-3.92%

Net Assets as of 12/31/2011 (In Thousands)

$
35,132

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE
THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the
“Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the technology and consumer discretionary sectors detracted from relative performance. The Fund’s stock selection in the producer durables sector and underweight versus the Benchmark in the materials and processing sector contributed to relative performance.

Individual
detractors from relative performance included the Fund’s positions in Juniper Networks, Inc., Capital One Financial Corp. and Fossil, Inc. Shares of Juniper Networks, Inc. declined after the communications equipment company lowered its expectations for its fourth-quarter earnings due to weaker-than-expected demand for routers from telecommunication service providers. Shares of Capital One Financial Corp. declined on concerns that the credit card company would see a ratings downgrade as a result of its proposed acquisition of HSBC’s domestic credit card business. Shares of Fossil, Inc., a specialty retailer, decreased after the company lowered its expectations for its fourth-quarter earnings.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Kansas City Southern and McDonald’s Corp. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of railroad operator Kansas City Southern gained due to improving trends for freight volume. Shares of McDonald’s
Corp. benefited from the company’s consistently strong earnings during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the technology sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

8.8
%

2.

Kansas City Southern

5.5

3.

McDonald’s Corp.

5.5

4.

Celgene Corp.

5.3

5.

Google, Inc., Class A

4.9

6.

MasterCard, Inc., Class A

4.1

7.

National Oilwell Varco, Inc.

4.0

8.

DIRECTV, Class A

3.9

9.

Amazon.com, Inc.

3.7

10.

Express Scripts, Inc.

3.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

38.2
%

Consumer Discretionary

17.0

Health Care

16.4

Industrials

9.5

Energy

8.5

Materials

3.7

Financials

2.5

Short-Term Investment

4.2

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

6

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2011

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2011

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

3 YEAR

SINCE INCEPTION

CLASS A SHARES

11/30/07

Without Sales Charge

(8.98
)%

(4.93
)%

17.30
%

(1.51
)%

With Sales Charge**

(13.77
)

(9.91
)

15.23

(2.80
)

CLASS C SHARES

11/30/07

Without CDSC

(9.20
)

(5.41
)

16.74

(2.00
)

With CDSC***

(10.20
)

(6.41
)

16.74

(2.00
)

CLASS R5 SHARES

11/30/07

(8.72
)

(4.52
)

17.84

(1.06
)

SELECT CLASS SHARES

11/30/07

(8.78
)

(4.69
)

17.63

(1.25
)

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for
$1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

From the
Fund’s inception through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011

J.P. MORGAN LARGE CAP FUNDS

7

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*

-0.06%

Russell 1000 Value Index

-5.22%

Net Assets as of 12/31/2011 (In Thousands)

$
1,282,834

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the financials and consumer discretionary sectors contributed to relative performance, while the Fund’s stock selection in the industrials and materials sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in McDonald’s Corp. and TJX Cos., Inc. Shares of McDonald’s Corp. benefited from the company’s consistently strong earnings during the reporting period. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings.

In addition, the Fund’s underweight position versus the Benchmark in Bank of America Corp. contributed to relative perform-

ance, as its shares were hurt by fears that the bank would need to raise capital. The stock also declined after the announcement that American International Group brought a lawsuit against the company.

Individual detractors from the Fund’s relative performance included the Fund’s overweight position in Greif, Inc. The stock declined after the container and packing company lowered its expectations for its fiscal 2011 earnings. The Fund’s underweight positions in Berkshire Hathaway, Inc. and Cisco Systems, Inc. also detracted from the Fund’s relative performance as both of these stocks were strong performers in the Benchmark during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations would have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

8

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Pfizer, Inc.

3.0
%

2.

ConocoPhillips

2.7

3.

Merck & Co., Inc.

2.6

4.

Wells Fargo & Co.

2.5

5.

T. Rowe Price Group, Inc.

2.0

6.

Johnson & Johnson

1.9

7.

Verizon Communications, Inc.

1.9

8.

Exxon Mobil Corp.

1.8

9.

Chevron Corp.

1.8

10.

PPG Industries, Inc.

1.6

PORTFOLIO COMPOSITION BY SECTOR***

Financials

21.0
%

Consumer Discretionary

12.3

Health Care

11.5

Energy

10.5

Industrials

9.1

Information Technology

8.6

Consumer Staples

7.7

Utilities

6.9

Materials

4.0

Telecommunication Services

3.9

Short-Term Investment

4.5

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s
composition is subject to change.

DECEMBER 31, 2011

J.P. MORGAN LARGE CAP FUNDS

9

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2011

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

2/18/92

Without Sales Charge

(0.10
)%

7.39
%

1.14
%

4.15
%

With Sales Charge**

(5.35
)

1.73

0.06

3.59

CLASS B SHARES

1/14/94

Without CDSC

(0.44
)

6.81

0.61

3.64

With CDSC***

(5.44
)

1.81

0.22

3.64

CLASS C SHARES

11/4/97

Without CDSC

(0.40
)

6.81

0.61

3.55

With CDSC****

(1.40
)

5.81

0.61

3.55

CLASS R2 SHARES

2/28/11

(0.15
)

7.16

1.02

4.04

CLASS R5 SHARES

2/28/11

0.12

7.76

1.47

4.47

SELECT CLASS SHARES

7/2/87

(0.06
)

7.59

1.44

4.45

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R2 would have been lower than those shown because Class R2 Shares have different expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index
and the Lipper Equity Income Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell
1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date.
Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2011

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2011 (Unaudited)

Reporting Period Return:

Fund (Class A Shares, without a sales charge)*

-4.74%

S&P 500/Citigroup Value Index

-5.43%

Net Assets as of 12/31/2011 (In Thousands)

$
288,400

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long-term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a
sales charge) outperformed the S&P 500/Citigroup Value Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and financials sectors contributed to relative performance, while the Fund’s stock selection in the industrials and health care sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., TJX Cos., Inc. and McDonald’s Corp. Shares of
technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. Shares of McDonald’s Corp. benefited from the company’s consistently strong earnings during the reporting period.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Devon
Energy Corp. and PACCAR, Inc. Shares of oil and gas operations company Devon Energy Corp. declined due to concerns that slowing economic growth would hurt the demand for oil and natural gas. Shares of PACCAR, Inc. declined after the truck manufacturer reported lower-than-expected second-quarter profit and lowered its outlook for North American truck sales.

The Fund’s
underweight position versus the Benchmark in healthcare company Pfizer, Inc. also detracted from the Fund’s relative performance as the stock was a strong performer in the Benchmark during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The Fund was overweight the consumer discretionary sector, a sector where the Fund’s portfolio managers found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.0%
2.	Exxon Mobil Corp.	2.9
3.	General Electric Co.	2.9
4.	Merck & Co., Inc.	2.8
5.	Microsoft Corp.	2.7
6.	ConocoPhillips	2.7
7.	Devon Energy Corp.	2.6
8.	Apple, Inc.	2.6
9.	Chevron Corp.	2.3
10.	T. Rowe Price Group, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.7%
Consumer Discretionary	15.5
Energy	13.2
Health Care	10.8
Industrials	10.1
Information Technology	8.0
Consumer Staples	6.8
Telecommunication Services	3.8
Utilities	1.8
Materials	0.7
Short-Term Investment	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		(4.74)%	0.32%	(2.37)%	2.58%
With Sales Charge**		(9.75)	(4.93)	(3.42)	2.03
CLASS B SHARES	11/4/93
Without CDSC		(4.98)	(0.17)	(2.86)	2.17
With CDSC***		(9.98)	(5.17)	(3.31)	2.17
CLASS C SHARES	1/2/98
Without CDSC		(4.97)	(0.15)	(2.85)	2.07
With CDSC****		(5.97)	(1.15)	(2.85)	2.07
SELECT CLASS SHARES	1/25/96	(4.56)	0.67	(2.06)	2.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	-3.79%
Russell 1000 Growth Index	-3.92%

Net Assets as of 12/31/2011 (In Thousands)	$3,077,289

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the producer durables sector contributed to relative performance. The Fund’s stock selection in the technology sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Alexion Pharmaceuticals, Inc., Apple, Inc. and W.W. Grainger, Inc. Shares of biotechnology company Alexion Pharmaceuticals, Inc. increased as investors reacted positively to the company’s earnings growth and favorable regulatory opinions on its Soliris drug. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012.

Individual detractors from relative performance included the Fund’s positions in NetFlix, Inc., Illumina, Inc. and Fossil, Inc. Shares of NetFlix, Inc., which provides a subscription service for television shows and movies, decreased after the company lost subscribers due to its price increases and the decision to separate its streaming video and DVD rental services, a decision that the company reversed toward the end of the reporting period. Shares of Illumina, Inc., a developer and manufacturer of life science tools, declined due to the company’s lower-than-expected third-quarter revenue. Shares of Fossil, Inc., a specialty retailer, decreased after the company lowered its expectations for its fourth-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector. The Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.6%
2.	International Business Machines Corp.	3.3
3.	Google, Inc., Class A	3.1
4.	MasterCard, Inc., Class A	3.1
5.	Philip Morris International, Inc.	2.7
6.	Biogen Idec, Inc.	2.6
7.	McDonald’s Corp.	2.5
8.	Intuitive Surgical, Inc.	2.5
9.	W.W. Grainger, Inc.	2.4
10.	Starbucks Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.7%
Consumer Discretionary	18.8
Health Care	12.9
Industrials	11.0
Consumer Staples	11.0
Energy	9.1
Materials	3.0
Financials	0.7
Short-Term Investment	2.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		(3.89)%	2.72%	4.68%	3.05%
With Sales Charge**		(8.93)	(2.67)	3.56	2.49
CLASS B SHARES	1/14/94
Without CDSC		(4.11)	2.19	4.11	2.53
With CDSC***		(9.11)	(2.81)	3.77	2.53
CLASS C SHARES	11/4/97
Without CDSC		(4.10)	2.21	4.14	2.43
With CDSC****		(5.10)	1.21	4.14	2.43
CLASS R2 SHARES	11/3/08	(3.99)	2.46	4.43	2.77
CLASS R5 SHARES	4/14/09	(3.69)	3.13	5.03	3.34
CLASS R6 SHARES	11/30/10	(3.63)	3.18	5.05	3.35
SELECT CLASS SHARES	2/28/92	(3.79)	2.90	4.93	3.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	-8.26%
Russell 1000 Value Index	-5.22%

Net Assets as of 12/31/2011 (In Thousands)	$622,416

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the financials sector and underweight versus the Benchmark in the utilities sector detracted from relative performance, while the Fund’s overweight versus the Benchmark in the information technology and health care sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., Sprint Nextel Corp. and Imperial Holdings, Inc. Uncertainty about potential federal regulation and concerns surrounding contagion from the European debt crisis hurt shares of financial services company Citigroup, Inc. Shares of wireless provider Sprint Nextel Corp. declined due to concerns surrounding the company’s announcement that it would have to raise additional capital to meet near-term debt obligations. Shares of insurer Imperial Holdings, Inc. declined after a federal investigation began on the company.

Individual contributors to relative performance included the Fund’s positions in Wells Fargo & Co., Apple, Inc. and ACE Ltd. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of insurer ACE Ltd. gained on very good operational results and the prospect of an improving insurance market.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.6%
2.	Merck & Co., Inc.	3.6
3.	Citigroup, Inc.	3.3
4.	Chevron Corp.	3.1
5.	ConocoPhillips	2.9
6.	Cisco Systems, Inc.	2.9
7.	Comcast Corp., Class A	2.3
8.	Aflac, Inc.	2.2
9.	Occidental Petroleum Corp.	2.2
10.	MetLife, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.3%
Health Care	15.2
Energy	13.0
Information Technology	11.7
Consumer Discretionary	9.6
Industrials	8.9
Consumer Staples	4.6
Utilities	3.6
Telecommunication Services	3.1
Materials	2.9
Short-Term Investment	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(8.39)%	(4.87)%	(3.27)%	1.92%
With Sales Charge**		(13.17)	(9.83)	(4.30)	1.37
CLASS B SHARES	1/14/94
Without CDSC		(8.58)	(5.34)	(3.79)	1.41
With CDSC***		(13.58)	(10.34)	(4.26)	1.41
CLASS C SHARES	3/22/99
Without CDSC		(8.61)	(5.35)	(3.80)	1.31
With CDSC****		(9.61)	(6.35)	(3.80)	1.31
CLASS R2 SHARES	11/3/08	(8.52)	(5.19)	(3.55)	1.64
CLASS R5 SHARES	5/15/06	(8.14)	(4.50)	(2.86)	2.28
CLASS R6 SHARES	11/30/10	(8.12)	(4.46)	(2.85)	2.28
SELECT CLASS SHARES	3/1/91	(8.26)	(4.78)	(3.08)	2.15

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Reporting Period Return:
Fund (Institutional Class Shares)*	-5.88%
S&P 500 Index	-3.69%

Net Assets as of 12/31/2011 (In Thousands)	$5,069,115

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the auto and transportation and software and services sectors detracted from relative performance, while the Fund’s stock selection in the systems hardware and financial services sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Dendreon Corp., General Motors Co. and Sprint Nextel Corp. Shares of Dendreon Corp., a biotechnology company, declined on news that sales of its prostate cancer drug Provenge would fall short of expectations. The announcement of a class action lawsuit against the company also hurt the stock. Shares of car manufacturer General Motors Co. declined due to supply chain disruptions, weakness in Europe and concerns over slowing global growth. Shares of wireless provider Sprint Nextel Corp. declined due to concerns surrounding the company’s announcement that it would have to raise additional capital to meet near-term debt obligations.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Wells Fargo & Co. and Humana, Inc. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of Humana, Inc., a U.S. Medicare managed-care provider, gained after the company raised its full-year profit forecast and issued a better-than-expected 2012 outlook.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund had modest overweights versus the Benchmark in the auto and transportation and systems hardware sectors. The Fund had modest underweights versus the Benchmark in the real estate investment trusts (REITs) and retail sectors.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.6%
2.	Merck & Co., Inc.	2.9
3.	Wells Fargo & Co.	2.3
4.	Microsoft Corp.	2.2
5.	Schlumberger Ltd.	2.0
6.	Procter & Gamble Co. (The)	2.0
7.	Chevron Corp.	1.9
8.	Occidental Petroleum Corp.	1.9
9.	Coca-Cola Co. (The)	1.9
10.	Verizon Communications, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.5%
Consumer Discretionary	14.8
Health Care	13.3
Financials	12.4
Energy	12.0
Industrials	9.8
Consumer Staples	8.7
Materials	3.5
Utilities	2.9
Telecommunication Services	2.6
U.S. Treasury Obligation	0.1
Short-Term Investment	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(6.02)%	(1.81)%	1.28%	3.11%
With Sales Charge**		(10.96)	(6.98)	0.19	2.56
CLASS B SHARES	9/10/01
Without CDSC		(6.36)	(2.35)	0.74	2.64
With CDSC***		(11.36)	(7.35)	0.35	2.64
CLASS C SHARES	9/10/01
Without CDSC		(6.26)	(2.29)	0.75	2.52
With CDSC****		(7.26)	(3.29)	0.75	2.52
CLASS R2 SHARES	11/3/08	(6.23)	(2.09)	1.11	3.02
CLASS R5 SHARES	5/15/06	(5.94)	(1.48)	1.69	3.55
CLASS R6 SHARES	11/30/10	(5.83)	(1.33)	1.72	3.57
INSTITUTIONAL CLASS SHARES	9/17/93	(5.88)	(1.53)	1.66	3.52
SELECT CLASS SHARES	9/10/01	(5.95)	(1.56)	1.51	3.37

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.4%
	Consumer Discretionary — 11.5%
	Auto Components — 0.5%
129	Johnson Controls, Inc.	4,020

	Automobiles — 0.5%
213	General Motors Co. (a)	4,310

	Diversified Consumer Services — 0.2%
37	DeVry, Inc.	1,423

	Hotels, Restaurants & Leisure — 1.0%
30	Carnival Corp.	989
7	Darden Restaurants, Inc.	328
55	Marriott International, Inc., Class A	1,614
30	McDonald’s Corp.	3,019
32	Yum! Brands, Inc.	1,866

		7,816

	Household Durables — 0.5%
103	D.R. Horton, Inc.	1,298
39	Lennar Corp., Class A	765
128	PulteGroup, Inc. (a)	807
57	Ryland Group, Inc. (The)	898

		3,768

	Internet & Catalog Retail — 0.8%
36	Amazon.com, Inc. (a)	6,291
6	Expedia, Inc.	180
6	TripAdvisor, Inc. (a)	156

		6,627

	Leisure Equipment & Products — 0.1%
21	Hasbro, Inc.	654

	Media — 3.3%
268	CBS Corp. (Non-Voting), Class B	7,282
328	Comcast Corp., Class A	7,779
31	DIRECTV, Class A (a)	1,327
297	Time Warner, Inc.	10,740

		27,128

	Multiline Retail — 1.3%
44	Kohl’s Corp.	2,178
86	Macy’s, Inc.	2,777
24	Nordstrom, Inc.	1,213
87	Target Corp.	4,449

		10,617

	Specialty Retail — 2.2%
15	AutoZone, Inc. (a)	4,732
6	Bed Bath & Beyond, Inc. (a)	348
9	GameStop Corp., Class A (a)	216

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
76	Home Depot, Inc. (The)	3,178
174	Lowe’s Cos., Inc.	4,405
33	Staples, Inc.	458
76	TJX Cos., Inc.	4,934

		18,271

	Textiles, Apparel & Luxury Goods — 1.1%
50	NIKE, Inc., Class B	4,853
30	V.F. Corp.	3,862

		8,715

	Total Consumer Discretionary	93,349

	Consumer Staples — 11.0%
	Beverages — 2.7%
10	Beam, Inc.	492
157	Coca-Cola Co. (The)	11,003
50	Dr. Pepper Snapple Group, Inc.	1,991
120	PepsiCo, Inc.	7,969

		21,455

	Food & Staples Retailing — 2.1%
141	CVS Caremark Corp.	5,749
104	Kroger Co. (The)	2,507
64	Sysco Corp.	1,872
121	Wal-Mart Stores, Inc.	7,251

		17,379

	Food Products — 2.1%
59	General Mills, Inc.	2,395
30	Kellogg Co.	1,505
255	Kraft Foods, Inc., Class A	9,520
29	Ralcorp Holdings, Inc. (a)	2,514
59	Tyson Foods, Inc., Class A	1,224

		17,158

	Household Products — 2.6%
54	Kimberly-Clark Corp.	3,950
261	Procter & Gamble Co. (The)	17,429

		21,379

	Tobacco — 1.5%
167	Altria Group, Inc.	4,961
88	Philip Morris International, Inc.	6,887

		11,848

	Total Consumer Staples	89,219

	Energy — 11.7%
	Energy Equipment & Services — 2.5%
63	Baker Hughes, Inc.	3,085

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy Equipment & Services — Continued
62	Halliburton Co.	2,133
77	National Oilwell Varco, Inc.	5,257
31	Rowan Cos., Inc. (a)	952
117	Schlumberger Ltd.	7,983
55	Weatherford International Ltd., (Switzerland) (a)	805

		20,215

	Oil, Gas & Consumable Fuels — 9.2%
18	Anadarko Petroleum Corp.	1,381
47	Chesapeake Energy Corp.	1,039
179	Chevron Corp.	19,016
118	ConocoPhillips	8,583
76	Devon Energy Corp.	4,734
275	Exxon Mobil Corp.	23,342
21	Hess Corp.	1,164
64	Marathon Oil Corp.	1,868
12	Murphy Oil Corp.	669
79	Occidental Petroleum Corp.	7,386
115	Southwestern Energy Co. (a)	3,674
39	Valero Energy Corp.	812
40	Williams Cos., Inc. (The)	1,336

		75,004

	Total Energy	95,219

	Financials — 13.1%
	Capital Markets — 1.9%
12	BlackRock, Inc.	2,192
43	Goldman Sachs Group, Inc. (The)	3,863
185	Invesco Ltd.	3,710
8	Legg Mason, Inc.	199
157	Morgan Stanley	2,373
79	State Street Corp.	3,165

		15,502

	Commercial Banks — 2.1%
68	SunTrust Banks, Inc.	1,207
559	Wells Fargo & Co.	15,413
12	Zions Bancorp	198

		16,818

	Consumer Finance — 1.7%
127	American Express Co.	5,999
164	Capital One Financial Corp.	6,941
37	Discover Financial Services	878

		13,818

	Diversified Financial Services — 2.3%
1,154	Bank of America Corp.	6,419

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
276	Citigroup, Inc.	7,260
11	CME Group, Inc., Class A	2,627
22	IntercontinentalExchange, Inc. (a)	2,708

		19,014

	Insurance — 3.3%
73	ACE Ltd., (Switzerland)	5,120
97	Allstate Corp. (The)	2,648
37	Axis Capital Holdings Ltd., (Bermuda)	1,179
99	Berkshire Hathaway, Inc., Class B (a)	7,579
34	Everest Re Group Ltd., (Bermuda)	2,843
114	MetLife, Inc.	3,567
6	PartnerRe Ltd., (Bermuda)	378
65	Prudential Financial, Inc.	3,253

		26,567

	Real Estate Investment Trusts (REITs) — 1.8%
29	Alexandria Real Estate Equities, Inc.	2,014
40	Colonial Properties Trust	843
51	Duke Realty Corp.	613
11	Equity Lifestyle Properties, Inc.	760
24	Highwoods Properties, Inc.	715
41	Mack-Cali Realty Corp.	1,102
14	Mid-America Apartment Communities, Inc.	876
21	Pebblebrook Hotel Trust	395
10	Plum Creek Timber Co., Inc.	355
20	Post Properties, Inc.	861
20	Regency Centers Corp.	752
68	Senior Housing Properties Trust	1,519
53	Ventas, Inc.	2,908
36	Weyerhaeuser Co.	670

		14,383

	Total Financials	106,102

	Health Care — 11.5%
	Biotechnology — 1.9%
17	Alexion Pharmaceuticals, Inc. (a)	1,208
52	Biogen Idec, Inc. (a)	5,701
108	Celgene Corp. (a)	7,332
28	Vertex Pharmaceuticals, Inc. (a)	920

		15,161

	Health Care Equipment & Supplies — 1.3%
32	Becton, Dickinson & Co.	2,410
188	Covidien plc, (Ireland)	8,452

		10,862

	Health Care Providers & Services — 2.2%
35	Aetna, Inc.	1,474

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
51	Humana, Inc.	4,452
55	McKesson Corp.	4,319
142	UnitedHealth Group, Inc.	7,216

		17,461

	Life Sciences Tools & Services — 0.1%
12	Life Technologies Corp. (a)	467
29	PerkinElmer, Inc.	570

		1,037

	Pharmaceuticals — 6.0%
136	Abbott Laboratories	7,630
27	Allergan, Inc.	2,343
68	Johnson & Johnson	4,485
424	Merck & Co., Inc.	15,975
145	Mylan, Inc. (a)	3,121
655	Pfizer, Inc.	14,180
29	Teva Pharmaceutical Industries Ltd., (Israel), ADR	1,150

		48,884

	Total Health Care	93,405

	Industrials — 10.6%
	Aerospace & Defense — 2.2%
24	General Dynamics Corp.	1,594
7	Goodrich Corp.	891
85	Honeywell International, Inc.	4,608
17	Northrop Grumman Corp.	982
132	United Technologies Corp.	9,656

		17,731

	Airlines — 0.2%
151	Southwest Airlines Co.	1,292

	Building Products — 0.1%
68	Masco Corp.	710

	Construction & Engineering — 0.5%
88	Fluor Corp.	4,440

	Electrical Equipment — 0.8%
148	Emerson Electric Co.	6,879

	Industrial Conglomerates — 2.9%
60	3M Co.	4,926
741	General Electric Co.	13,264
112	Tyco International Ltd., (Switzerland)	5,240

		23,430

	Machinery — 0.9%
4	Cummins, Inc.	379

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
72	Ingersoll-Rand plc, (Ireland)	2,197
123	PACCAR, Inc.	4,622

		7,198

	Road & Rail — 3.0%
355	CSX Corp.	7,466
82	Norfolk Southern Corp.	5,943
101	Union Pacific Corp.	10,719

		24,128

	Total Industrials	85,808

	Information Technology — 18.4%
	Communications Equipment — 2.0%
493	Cisco Systems, Inc.	8,906
36	Juniper Networks, Inc. (a)	741
127	QUALCOMM, Inc.	6,941

		16,588

	Computers & Peripherals — 5.2%
84	Apple, Inc. (a)	34,186
174	EMC Corp. (a)	3,753
90	Hewlett-Packard Co.	2,316
10	NetApp, Inc. (a)	348
17	SanDisk Corp. (a)	812
16	Western Digital Corp. (a)	492

		41,907

	Electronic Equipment, Instruments & Components — 0.2%
52	TE Connectivity Ltd., (Switzerland)	1,587

	Internet Software & Services — 1.6%
25	eBay, Inc. (a)	749
17	Google, Inc., Class A (a)	11,167
86	Yahoo!, Inc. (a)	1,394

		13,310

	IT Services — 3.8%
84	Accenture plc, (Ireland), Class A	4,488
25	Booz Allen Hamilton Holding Corp. (a)	436
42	Cognizant Technology Solutions Corp., Class A (a)	2,673
50	Genpact Ltd., (Bermuda) (a)	741
102	International Business Machines Corp.	18,837
11	MasterCard, Inc., Class A	4,064

		31,239

	Semiconductors & Semiconductor Equipment — 2.2%
86	Altera Corp.	3,198
34	Broadcom Corp., Class A (a)	1,004

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
38	Freescale Semiconductor Holdings I Ltd. (a)	482
47	Intel Corp.	1,146
83	Lam Research Corp. (a)	3,057
211	LSI Corp. (a)	1,257
57	Marvell Technology Group Ltd., (Bermuda) (a)	794
70	Micron Technology, Inc. (a)	441
107	ON Semiconductor Corp. (a)	829
40	Texas Instruments, Inc.	1,155
133	Xilinx, Inc.	4,280

		17,643

	Software — 3.4%
76	Adobe Systems, Inc. (a)	2,137
656	Microsoft Corp.	17,033
302	Oracle Corp.	7,734
41	Zynga, Inc., Class A (a)	386

		27,290

	Total Information Technology	149,564

	Materials — 3.5%
	Chemicals — 2.2%
57	Air Products & Chemicals, Inc.	4,833
29	Dow Chemical Co. (The)	834
212	E.I. du Pont de Nemours & Co.	9,709
27	Georgia Gulf Corp. (a)	522
34	Mosaic Co. (The)	1,705

		17,603

	Containers & Packaging — 0.4%
34	Ball Corp.	1,217
23	Crown Holdings, Inc. (a)	786
74	Sealed Air Corp.	1,271

		3,274

	Metals & Mining — 0.9%
235	Alcoa, Inc.	2,033
93	Freeport-McMoRan Copper & Gold, Inc.	3,407
34	Newmont Mining Corp.	2,065

		7,505

	Total Materials	28,382

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 2.6%
273	AT&T, Inc.	8,258
70	Frontier Communications Corp.	363
314	Verizon Communications, Inc.	12,594

		21,215

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.4%
37	Crown Castle International Corp. (a)	1,649
467	Sprint Nextel Corp. (a)	1,093

		2,742

	Total Telecommunication Services	23,957

	Utilities — 4.1%
	Electric Utilities — 2.3%
115	American Electric Power Co., Inc.	4,766
45	Exelon Corp.	1,956
76	NextEra Energy, Inc.	4,623
86	Northeast Utilities	3,096
52	NV Energy, Inc.	845
107	PPL Corp.	3,160

		18,446

	Gas Utilities — 0.3%
69	AGL Resources, Inc.	2,930

	Multi-Utilities — 1.5%
250	CenterPoint Energy, Inc.	5,031
27	Dominion Resources, Inc.	1,412
31	DTE Energy Co.	1,689
14	OGE Energy Corp.	811
80	PG&E Corp.	3,281

		12,224

	Total Utilities	33,600

	Total Common Stocks (Cost $713,688)	798,605

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
2,010	U.S. Treasury Note, 0.625%, 06/30/12 (k) (Cost $2,015)	2,016

SHARES
Short-Term Investment — 2.1%
	Investment Company — 2.1%
17,061	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $17,061)	17,061

	Total Investments — 100.7% (Cost $732,764)	817,682
	Liabilities in Excess of Other Assets — (0.7)%	(6,275)

	NET ASSETS — 100.0%	$811,407

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Short Position
SHARES	SECURITY DESCRIPTION	VALUE
(11)	WPX Energy, Inc. (a) (w) † (Proceeds $198)	$(200)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
192	E-mini S&P 500	03/16/12	$12,025	$436

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.0%
	Consumer Discretionary — 17.1%
	Hotels, Restaurants & Leisure — 6.4%
19	McDonald’s Corp.	1,934
3	Wynn Resorts Ltd.	298

		2,232

	Internet & Catalog Retail — 6.8%
8	Amazon.com, Inc. (a)	1,303
2	priceline.com, Inc. (a)	1,097

		2,400

	Media — 3.9%
32	DIRECTV, Class A (a)	1,358

	Total Consumer Discretionary	5,990

	Energy — 8.5%
	Energy Equipment & Services — 8.5%
24	Cameron International Corp. (a)	1,161
21	National Oilwell Varco, Inc.	1,397
6	Schlumberger Ltd.	427

	Total Energy	2,985

	Financials — 2.5%
	Consumer Finance — 2.5%
21	Capital One Financial Corp.	894

	Health Care — 16.4%
	Biotechnology — 8.7%
11	Biogen Idec, Inc. (a)	1,188
28	Celgene Corp. (a)	1,881

		3,069

	Health Care Providers & Services — 3.6%
28	Express Scripts, Inc. (a)	1,255

	Health Care Technology — 1.6%
9	Cerner Corp. (a)	562

	Pharmaceuticals — 2.5%
10	Allergan, Inc.	884

	Total Health Care	5,770

	Industrials — 9.6%
	Machinery — 4.0%
8	Cummins, Inc.	687
13	Pall Corp.	726

		1,413

	Road & Rail — 5.6%
29	Kansas City Southern (a)	1,945

	Total Industrials	3,358

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 38.2%
	Communications Equipment — 3.4%
22	QUALCOMM, Inc.	1,192

	Computers & Peripherals — 13.6%
8	Apple, Inc. (a)	3,090
53	EMC Corp. (a)	1,138
15	NetApp, Inc. (a)	548

		4,776

	Internet Software & Services — 7.2%
7	Baidu, Inc., (China), ADR (a)	813
3	Google, Inc., Class A (a)	1,728

		2,541

	IT Services — 9.4%
19	Cognizant Technology Solutions Corp., Class A (a)	1,208
4	MasterCard, Inc., Class A	1,428
14	Teradata Corp. (a)	660

		3,296

	Semiconductors & Semiconductor Equipment — 3.0%
39	ARM Holdings plc, (United Kingdom), ADR	1,068

	Software — 1.6%
5	Salesforce.com, Inc. (a)	555

	Total Information Technology	13,428

	Materials — 3.7%
	Chemicals — 3.7%
3	CF Industries Holdings, Inc.	370
13	Monsanto Co.	934

	Total Materials	1,304

	Total Common Stocks (Cost $32,394)	33,729

Short-Term Investment — 4.2%
	Investment Company — 4.2%
1,464	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $1,464)	1,464

	Total Investments — 100.2% (Cost $33,858)	35,193
	Liabilities in Excess of Other Assets — (0.2)%	(61)

	NET ASSETS — 100.0%	$35,132

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 12.6%
	Auto Components — 0.5%
212	Gentex Corp.	6,273

	Distributors — 1.1%
104	Genuine Parts Co.	6,349
244	Pool Corp.	7,345

		13,694

	Hotels, Restaurants & Leisure — 2.5%
230	Darden Restaurants, Inc.	10,464
116	McDonald’s Corp.	11,681
178	Yum! Brands, Inc.	10,484

		32,629

	Household Durables — 0.9%
196	Tupperware Brands Corp.	10,985

	Media — 3.2%
718	Cinemark Holdings, Inc.	13,268
216	Time Warner Cable, Inc.	13,730
384	Time Warner, Inc.	13,894

		40,892

	Specialty Retail — 2.9%
313	Home Depot, Inc. (The)	13,156
250	Limited Brands, Inc.	10,097
82	Tiffany & Co.	5,451
131	TJX Cos., Inc.	8,453

		37,157

	Textiles, Apparel & Luxury Goods — 1.5%
71	NIKE, Inc., Class B	6,818
101	V.F. Corp.	12,797

		19,615

	Total Consumer Discretionary	161,245

	Consumer Staples — 7.9%
	Beverages — 1.5%
207	Coca-Cola Co. (The)	14,460
122	Dr. Pepper Snapple Group, Inc.	4,805

		19,265

	Food Products — 2.8%
236	Hershey Co. (The)	14,569
163	JM Smucker Co. (The)	12,732
239	Kraft Foods, Inc., Class A	8,945

		36,246

	Household Products — 1.3%
240	Procter & Gamble Co. (The)	15,988

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 2.3%
96	Lorillard, Inc.	10,996
237	Philip Morris International, Inc.	18,594

		29,590

	Total Consumer Staples	101,089

	Energy — 10.7%
	Oil, Gas & Consumable Fuels — 10.7%
216	Chevron Corp.	22,992
487	ConocoPhillips	35,459
220	Energy Transfer Equity LP	8,927
277	Exxon Mobil Corp.	23,499
113	Kinder Morgan, Inc.	3,642
271	NuStar GP Holdings LLC	9,019
124	Occidental Petroleum Corp.	11,619
301	Spectra Energy Corp.	9,248
399	Williams Cos., Inc. (The)	13,178

	Total Energy	137,583

	Financials — 21.6%
	Capital Markets — 5.5%
330	Bank of New York Mellon Corp. (The)	6,567
104	BlackRock, Inc.	18,505
286	Northern Trust Corp.	11,342
472	T. Rowe Price Group, Inc.	26,883
156	W.P. Carey & Co. LLC	6,370

		69,667

	Commercial Banks — 6.4%
382	BB&T Corp.	9,622
138	Cullen/Frost Bankers, Inc.	7,283
215	M&T Bank Corp.	16,439
585	U.S. Bancorp	15,830
1,195	Wells Fargo & Co.	32,944

		82,118

	Consumer Finance — 1.0%
273	American Express Co.	12,883

	Insurance — 4.8%
146	Chubb Corp. (The)	10,098
202	Cincinnati Financial Corp.	6,150
375	OneBeacon Insurance Group Ltd., Class A	5,764
190	Prudential Financial, Inc.	9,512
206	Travelers Cos., Inc. (The)	12,191
423	Validus Holdings Ltd., (Bermuda)	13,311
242	XL Group plc, (Ireland)	4,780

		61,806

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 3.4%
136	Agree Realty Corp.	3,317
119	Alexandria Real Estate Equities, Inc.	8,228
239	National Health Investors, Inc.	10,525
55	Public Storage	7,426
107	Simon Property Group, Inc.	13,802

		43,298

	Thrifts & Mortgage Finance — 0.5%
528	People’s United Financial, Inc.	6,781

	Total Financials	276,553

	Health Care — 11.7%
	Health Care Equipment & Supplies — 2.2%
214	Baxter International, Inc.	10,570
109	Becton, Dickinson & Co.	8,143
221	Covidien plc, (Ireland)	9,932

		28,645

	Health Care Providers & Services — 1.0%
483	Lincare Holdings, Inc.	12,425

	Pharmaceuticals — 8.5%
187	Abbott Laboratories	10,533
388	Johnson & Johnson	25,444
896	Merck & Co., Inc.	33,783
1,838	Pfizer, Inc.	39,773

		109,533

	Total Health Care	150,603

	Industrials — 9.3%
	Aerospace & Defense — 1.7%
172	Honeywell International, Inc.	9,327
176	United Technologies Corp.	12,866

		22,193

	Air Freight & Logistics — 0.5%
87	United Parcel Service, Inc., Class B	6,370

	Commercial Services & Supplies — 0.8%
370	Republic Services, Inc.	10,206

	Electrical Equipment — 1.1%
287	Emerson Electric Co.	13,391

	Industrial Conglomerates — 1.4%
211	3M Co.	17,226

	Machinery — 2.1%
349	PACCAR, Inc.	13,089
280	Snap-on, Inc.	14,157

		27,246

SHARES	SECURITY DESCRIPTION	VALUE($)

	Marine — 0.3%
314	Seaspan Corp., (Hong Kong)	4,296

	Road & Rail — 1.0%
182	Norfolk Southern Corp.	13,280

	Trading Companies & Distributors — 0.4%
82	Watsco, Inc.	5,376

	Total Industrials	119,584

	Information Technology — 8.8%
	Electronic Equipment, Instruments & Components — 0.7%
375	Molex, Inc.	8,951

	IT Services — 2.6%
184	Accenture plc, (Ireland), Class A	9,810
254	Automatic Data Processing, Inc.	13,714
52	International Business Machines Corp.	9,627

		33,151

	Semiconductors & Semiconductor Equipment — 4.0%
393	Analog Devices, Inc.	14,050
300	KLA-Tencor Corp.	14,455
292	Linear Technology Corp.	8,783
452	Xilinx, Inc.	14,504

		51,792

	Software — 1.5%
733	Microsoft Corp.	19,027

	Total Information Technology	112,921

	Materials — 4.2%
	Chemicals — 3.7%
143	Air Products & Chemicals, Inc.	12,170
287	E.I. du Pont de Nemours & Co.	13,130
258	PPG Industries, Inc.	21,581

		46,881

	Containers & Packaging — 0.5%
143	Greif, Inc., Class A	6,520

	Total Materials	53,401

	Telecommunication Services — 4.0%
	Diversified Telecommunication Services — 4.0%
442	AT&T, Inc.	13,367
347	CenturyLink, Inc.	12,919
611	Verizon Communications, Inc.	24,525

	Total Telecommunication Services	50,811

	Utilities — 7.0%
	Electric Utilities — 3.3%
235	NextEra Energy, Inc.	14,333

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electric Utilities — Continued
294	Northeast Utilities	10,590
377	Southern Co. (The)	17,438

		42,361

	Gas Utilities — 1.1%
169	ONEOK, Inc.	14,661

	Multi-Utilities — 2.3%
720	CMS Energy Corp. (c)	15,899
253	Sempra Energy	13,904

		29,803

	Water Utilities — 0.3%
105	American Water Works Co., Inc.	3,345

	Total Utilities	90,170

	Total Common Stocks (Cost $1,132,836)	1,253,960

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 4.6%
	Investment Company — 4.6%
58,965	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $58,965)	58,965

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company —0.0% (g)
333	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $333)	333

	Total Investments — 102.4% (Cost $1,192,134)	1,313,258
	Liabilities in Excess of Other Assets — (2.4)%	(30,424)

	NET ASSETS — 100.0%	$1,282,834

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 15.3%
	Hotels, Restaurants & Leisure — 3.4%
76	Marriott International, Inc., Class A	2,205
34	McDonald’s Corp.	3,361
71	Yum! Brands, Inc.	4,184

		9,750

	Internet & Catalog Retail — 0.6%
30	Expedia, Inc.	877
30	TripAdvisor, Inc. (a)	761

		1,638

	Media — 4.9%
142	Comcast Corp., Class A	3,371
90	DISH Network Corp., Class A	2,575
156	Gannett Co., Inc.	2,079
85	Time Warner, Inc.	3,061
82	Walt Disney Co. (The)	3,079

		14,165

	Specialty Retail — 4.4%
10	AutoZone, Inc. (a)	3,152
65	Gap, Inc. (The)	1,213
71	Home Depot, Inc. (The)	2,993
37	Tiffany & Co.	2,439
45	TJX Cos., Inc.	2,898

		12,695

	Textiles, Apparel & Luxury Goods — 2.0%
33	NIKE, Inc., Class B	3,200
21	V.F. Corp.	2,692

		5,892

	Total Consumer Discretionary	44,140

	Consumer Staples — 6.7%
	Beverages — 1.8%
55	Beam, Inc.	2,838
58	Dr. Pepper Snapple Group, Inc.	2,278

		5,116

	Food & Staples Retailing — 1.1%
97	Walgreen Co.	3,197

	Food Products — 0.8%
32	JM Smucker Co. (The)	2,470

	Household Products — 1.2%
51	Procter & Gamble Co. (The)	3,392

	Tobacco — 1.8%
66	Philip Morris International, Inc.	5,140

	Total Consumer Staples	19,315

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 13.1%
	Oil, Gas & Consumable Fuels — 13.1%
63	Chevron Corp.	6,688
107	ConocoPhillips	7,831
121	Devon Energy Corp.	7,521
30	Energen Corp.	1,515
33	EQT Corp.	1,786
99	Exxon Mobil Corp.	8,399
124	Williams Cos., Inc. (The)	4,091

	Total Energy	37,831

	Financials — 26.5%
	Capital Markets — 8.0%
16	Affiliated Managers Group, Inc. (a)	1,555
57	Ameriprise Financial, Inc.	2,844
14	BlackRock, Inc.	2,442
174	Charles Schwab Corp. (The)	1,963
137	Invesco Ltd.	2,746
184	Morgan Stanley	2,781
62	Northern Trust Corp.	2,467
110	T. Rowe Price Group, Inc.	6,236

		23,034

	Commercial Banks — 7.3%
75	BB&T Corp.	1,888
61	CIT Group, Inc. (a)	2,130
36	M&T Bank Corp.	2,710
213	U.S. Bancorp	5,770
314	Wells Fargo & Co.	8,640

		21,138

	Consumer Finance — 2.1%
126	American Express Co.	5,920

	Diversified Financial Services — 2.2%
451	Bank of America Corp.	2,510
141	Citigroup, Inc.	3,706

		6,216

	Insurance — 4.2%
104	Loews Corp.	3,904
71	Prudential Financial, Inc.	3,559
85	Validus Holdings Ltd., (Bermuda)	2,669
107	XL Group plc, (Ireland)	2,107

		12,239

	Real Estate Management & Development — 2.3%
141	Brookfield Asset Management, Inc., (Canada), Class A	3,886
175	Brookfield Office Properties, Inc.	2,729

		6,615

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Thrifts & Mortgage Finance — 0.4%
95	People’s United Financial, Inc.	1,226

	Total Financials	76,388

	Health Care — 10.7%
	Health Care Equipment & Supplies — 1.9%
39	Baxter International, Inc.	1,925
28	Becton, Dickinson & Co.	2,115
30	Covidien plc, (Ireland)	1,351

		5,391

	Health Care Providers & Services — 2.5%
154	Lincare Holdings, Inc.	3,954
67	UnitedHealth Group, Inc.	3,391

		7,345

	Pharmaceuticals — 6.3%
53	Abbott Laboratories	2,991
58	Johnson & Johnson	3,817
215	Merck & Co., Inc.	8,089
155	Pfizer, Inc.	3,348

		18,245

	Total Health Care	30,981

	Industrials — 10.0%
	Aerospace & Defense — 2.9%
73	Honeywell International, Inc.	3,946
23	L-3 Communications Holdings, Inc.	1,547
37	United Technologies Corp.	2,719

		8,212

	Electrical Equipment — 1.7%
41	Cooper Industries plc	2,204
60	Emerson Electric Co.	2,809

		5,013

	Industrial Conglomerates — 3.9%
38	3M Co.	3,130
457	General Electric Co.	8,176

		11,306

	Machinery — 1.5%
114	PACCAR, Inc.	4,272

	Total Industrials	28,803

	Information Technology — 7.9%
	Communications Equipment — 0.8%
41	QUALCOMM, Inc.	2,248

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 2.6%
18	Apple, Inc. (a)	7,452

	Internet Software & Services — 0.6%
99	Yahoo!, Inc. (a)	1,597

	IT Services — 1.2%
19	International Business Machines Corp.	3,567

	Software — 2.7%
302	Microsoft Corp.	7,851

	Total Information Technology	22,715

	Materials — 0.8%
	Chemicals — 0.8%
47	E.I. du Pont de Nemours & Co.	2,165

	Telecommunication Services — 3.8%
	Diversified Telecommunication Services — 3.8%
81	AT&T, Inc.	2,440
75	CenturyLink, Inc.	2,786
143	Verizon Communications, Inc.	5,738

	Total Telecommunication Services	10,964

	Utilities — 1.7%
	Multi-Utilities — 1.7%
153	CMS Energy Corp.	3,369
30	Sempra Energy	1,667

	Total Utilities	5,036

	Total Common Stocks (Cost $212,191)	278,338

Short-Term Investment — 2.5%
	Investment Company — 2.5%
7,314	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $7,314)	7,314

	Total Investments — 99.0% (Cost $219,505)	285,652
	Other Assets in Excess of Liabilities — 1.0%	2,748

	NET ASSETS — 100.0%	$288,400

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 18.8%
	Auto Components — 1.3%
585	BorgWarner, Inc. (a)	37,256
137	Johnson Controls, Inc.	4,280

		41,536

	Hotels, Restaurants & Leisure — 5.7%
784	McDonald’s Corp.	78,618
1,509	Starbucks Corp.	69,406
250	Wynn Resorts Ltd.	27,656

		175,680

	Internet & Catalog Retail — 3.3%
367	Amazon.com, Inc. (a)	63,500
139	NetFlix, Inc. (a)	9,645
60	priceline.com, Inc. (a)	27,969

		101,114

	Media — 1.5%
1,065	DIRECTV, Class A (a)	45,528

	Multiline Retail — 1.4%
514	Dollar Tree, Inc. (a)	42,719

	Specialty Retail — 3.2%
874	Bed Bath & Beyond, Inc. (a)	50,660
585	O’Reilly Automotive, Inc. (a)	46,755

		97,415

	Textiles, Apparel & Luxury Goods — 2.4%
195	Fossil, Inc. (a)	15,491
180	Lululemon Athletica, Inc., (Canada) (a)	8,399
372	Ralph Lauren Corp.	51,393

		75,283

	Total Consumer Discretionary	579,275

	Consumer Staples — 9.8%
	Beverages — 4.0%
985	Coca-Cola Co. (The)	68,900
604	Hansen Natural Corp. (a)	55,680

		124,580

	Household Products — 1.1%
372	Colgate-Palmolive Co.	34,406

	Personal Products — 1.9%
512	Estee Lauder Cos., Inc. (The), Class A	57,463

	Tobacco — 2.8%
1,081	Philip Morris International, Inc.	84,869

	Total Consumer Staples	301,318

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 9.1%
	Energy Equipment & Services — 3.9%
1,012	FMC Technologies, Inc. (a)	52,852
574	National Oilwell Varco, Inc.	39,038
428	Schlumberger Ltd.	29,242

		121,132

	Oil, Gas & Consumable Fuels — 5.2%
576	Concho Resources, Inc. (a)	54,028
485	Exxon Mobil Corp.	41,075
572	Occidental Petroleum Corp.	53,577
246	Whiting Petroleum Corp. (a)	11,472

		160,152

	Total Energy	281,284

	Financials — 0.7%
	Capital Markets — 0.7%
387	T. Rowe Price Group, Inc.	22,017

	Health Care — 13.0%
	Biotechnology — 4.6%
848	Alexion Pharmaceuticals, Inc. (a)	60,661
721	Biogen Idec, Inc. (a)	79,346

		140,007

	Health Care Equipment & Supplies — 2.5%
164	Intuitive Surgical, Inc. (a)	75,795

	Health Care Providers & Services — 1.4%
488	Express Scripts, Inc. (a)	21,788
258	Humana, Inc.	22,568

		44,356

	Health Care Technology — 1.2%
609	Cerner Corp. (a)	37,307

	Life Sciences Tools & Services — 0.3%
302	Illumina, Inc. (a)	9,193

	Pharmaceuticals — 3.0%
747	Allergan, Inc.	65,577
230	Novo Nordisk A/S, (Denmark), ADR	26,452

		92,029

	Total Health Care	398,687

	Industrials — 11.1%
	Aerospace & Defense — 2.0%
115	Goodrich Corp.	14,275
282	Precision Castparts Corp.	46,520

		60,795

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — 4.8%
552	Caterpillar, Inc.	50,038
481	Cummins, Inc.	42,373
257	Deere & Co.	19,887
469	Joy Global, Inc.	35,124

		147,422

	Road & Rail — 1.9%
556	Union Pacific Corp.	58,860

	Trading Companies & Distributors — 2.4%
389	W.W. Grainger, Inc.	72,817

	Total Industrials	339,894

	Information Technology — 30.9%
	Communications Equipment — 3.0%
323	F5 Networks, Inc. (a)	34,224
1,075	QUALCOMM, Inc.	58,802

		93,026

	Computers & Peripherals — 8.0%
505	Apple, Inc. (a)	204,553
1,158	EMC Corp. (a)	24,943
418	NetApp, Inc. (a)	15,176

		244,672

	Internet Software & Services — 3.7%
158	Baidu, Inc., (China), ADR (a)	18,379
148	Google, Inc., Class A (a)	95,771

		114,150

	IT Services — 8.0%
751	Cognizant Technology Solutions Corp., Class A (a)	48,278
555	International Business Machines Corp.	102,068
257	MasterCard, Inc., Class A	95,628

		245,974

	Semiconductors & Semiconductor Equipment — 1.7%
538	Altera Corp.	19,949
1,192	ARM Holdings plc, (United Kingdom), ADR	32,988

		52,937

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 6.5%
451	Citrix Systems, Inc. (a)	27,379
233	FactSet Research Systems, Inc.	20,301
709	Intuit, Inc.	37,297
1,104	Oracle Corp.	28,330
704	Red Hat, Inc. (a)	29,068
269	Salesforce.com, Inc. (a)	27,272
346	VMware, Inc., Class A (a)	28,775

		198,422

	Total Information Technology	949,181

	Materials — 3.0%
	Chemicals — 2.5%
271	CF Industries Holdings, Inc.	39,348
359	Praxair, Inc.	38,409

		77,757

	Metals & Mining — 0.5%
430	Freeport-McMoRan Copper & Gold, Inc.	15,827

	Total Materials	93,584

	Total Common Stocks (Cost $2,904,339)	2,965,240

Preferred Stock — 1.2%
	Consumer Staples — 1.2%
	Beverages — 1.2%
1,038	Cia de Bebidas das Americas, (Brazil), ADR (Cost $33,022)	37,450

Short-Term Investment — 2.8%
	Investment Company — 2.8%
87,450	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $87,450)	87,450

	Total Investments — 100.4% (Cost $3,024,811)	3,090,140
	Liabilities in Excess of Other Assets — (0.4)%	(12,851)

	NET ASSETS — 100.0%	$3,077,289

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
	Consumer Discretionary — 9.6%
	Auto Components — 1.0%
93	Johnson Controls, Inc.	2,904
47	Lear Corp.	1,859
51	TRW Automotive Holdings Corp. (a)	1,666

		6,429

	Automobiles — 0.6%
191	General Motors Co. (a)	3,876

	Hotels, Restaurants & Leisure — 0.2%
45	Carnival Corp.	1,459

	Media — 6.2%
345	CBS Corp. (Non-Voting), Class B	9,351
606	Comcast Corp., Class A	14,374
621	News Corp. (Non-Voting), Class A	11,075
91	Scripps Networks Interactive, Inc., Class A	3,852

		38,652

	Multiline Retail — 0.5%
55	Target Corp.	2,832

	Specialty Retail — 1.1%
7	AutoZone, Inc. (a)	2,145
111	Home Depot, Inc. (The)	4,658

		6,803

	Total Consumer Discretionary	60,051

	Consumer Staples — 4.6%
	Food & Staples Retailing — 1.8%
279	CVS Caremark Corp.	11,363

	Food Products — 1.4%
238	Kraft Foods, Inc., Class A	8,881

	Household Products — 1.4%
128	Procter & Gamble Co. (The)	8,571

	Total Consumer Staples	28,815

	Energy — 13.0%
	Energy Equipment & Services — 1.5%
106	Baker Hughes, Inc.	5,156
56	Schlumberger Ltd.	3,825

		8,981

	Oil, Gas & Consumable Fuels — 11.5%
66	Apache Corp.	5,962
179	Chevron Corp.	19,059
251	ConocoPhillips	18,323
90	Devon Energy Corp.	5,598
144	Occidental Petroleum Corp.	13,449
73	Peabody Energy Corp.	2,424

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
259	Williams Cos., Inc. (The) (a)	7,004

		71,819

	Total Energy	80,800

	Financials — 26.3%
	Capital Markets — 3.9%
47	Goldman Sachs Group, Inc. (The)	4,275
529	Morgan Stanley	8,006
303	State Street Corp.	12,199

		24,480

	Commercial Banks — 5.9%
648	Huntington Bancshares, Inc.	3,557
182	U.S. Bancorp	4,914
1,029	Wells Fargo & Co.	28,368

		36,839

	Consumer Finance — 1.8%
264	Capital One Financial Corp.	11,170

	Diversified Financial Services — 4.6%
348	Bank of America Corp.	1,937
775	Citigroup, Inc.	20,388
10	CME Group, Inc.	2,412
10	IntercontinentalExchange, Inc. (a)	1,242
136	North American Financial Holdings, Inc., Class A (a) (e) (f) (i)	2,374

		28,353

	Insurance — 10.1%
73	ACE Ltd., (Switzerland)	5,136
319	Aflac, Inc.	13,788
92	Allstate Corp. (The)	2,533
155	Berkshire Hathaway, Inc., Class B (a)	11,797
56	Everest Re Group Ltd., (Bermuda)	4,726
426	MetLife, Inc.	13,276
231	Prudential Financial, Inc.	11,568

		62,824

	Total Financials	163,666

	Health Care — 15.2%
	Biotechnology — 2.0%
53	Biogen Idec, Inc. (a)	5,802
100	Celgene Corp. (a)	6,760

		12,562

	Health Care Equipment & Supplies — 0.6%
86	Covidien plc, (Ireland)	3,862

	Health Care Providers & Services — 6.9%
113	Cigna Corp.	4,725

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
104	Humana, Inc.	9,134
133	McKesson Corp.	10,333
259	UnitedHealth Group, Inc.	13,131
81	WellPoint, Inc.	5,396

		42,719

	Pharmaceuticals — 5.7%
589	Merck & Co., Inc.	22,214
149	Mylan, Inc. (a)	3,206
474	Pfizer, Inc.	10,268

		35,688

	Total Health Care	94,831

	Industrials — 8.9%
	Aerospace & Defense — 1.1%
91	United Technologies Corp.	6,681

	Building Products — 0.1%
60	Masco Corp.	631

	Construction & Engineering — 0.6%
74	Fluor Corp.	3,703

	Industrial Conglomerates — 2.3%
466	General Electric Co.	8,349
128	Tyco International Ltd., (Switzerland)	5,977

		14,326

	Machinery — 1.7%
38	Joy Global, Inc.	2,880
67	Navistar International Corp. (a)	2,532
71	Parker Hannifin Corp.	5,395

		10,807

	Road & Rail — 3.1%
362	Hertz Global Holdings, Inc. (a)	4,240
159	Norfolk Southern Corp.	11,577
32	Union Pacific Corp.	3,414

		19,231

	Total Industrials	55,379

	Information Technology — 11.8%
	Communications Equipment — 2.9%
1,008	Cisco Systems, Inc.	18,223

	Computers & Peripherals — 2.4%
25	Apple, Inc. (a)	10,040
195	Hewlett-Packard Co.	5,018

		15,058

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 1.8%
95	Arrow Electronics, Inc. (a)	3,565
106	Avnet, Inc. (a)	3,286
131	TE Connectivity Ltd., (Switzerland)	4,048

		10,899

	IT Services — 0.5%
175	Western Union Co. (The)	3,201

	Semiconductors & Semiconductor Equipment — 2.2%
91	Altera Corp.	3,380
56	Broadcom Corp., Class A (a)	1,653
106	Intel Corp.	2,581
50	Lam Research Corp. (a)	1,855
62	Marvell Technology Group Ltd., (Bermuda) (a)	864
105	Xilinx, Inc.	3,368

		13,701

	Software — 2.0%
278	Microsoft Corp.	7,223
189	Oracle Corp.	4,848

		12,071

	Total Information Technology	73,153

	Materials — 2.9%
	Chemicals — 1.3%
173	E.I. du Pont de Nemours & Co.	7,918

	Containers & Packaging — 0.7%
37	Ball Corp.	1,318
99	Crown Holdings, Inc. (a)	3,328

		4,646

	Metals & Mining — 0.9%
168	Alcoa, Inc.	1,449
110	Freeport-McMoRan Copper & Gold, Inc.	4,051

		5,500

	Total Materials	18,064

	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 3.0%
152	CenturyLink, Inc.	5,651
317	Verizon Communications, Inc.	12,711

		18,362

	Wireless Telecommunication Services — 0.1%
279	Sprint Nextel Corp. (a)	652

	Total Telecommunication Services	19,014

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued

	Utilities — 3.6%
	Electric Utilities — 1.7%
91	NextEra Energy, Inc.	5,539
160	PPL Corp.	4,692

		10,231

	Gas Utilities — 0.8%
120	AGL Resources, Inc.	5,087

	Multi-Utilities — 1.1%
248	CenterPoint Energy, Inc.	4,978
46	PG&E Corp.	1,909

		6,887

	Total Utilities	22,205

	Total Common Stocks (Cost $542,458)	615,978

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.1%
	Investment Company — 1.1%
6,953	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $6,953)	6,953

	Total Investments — 100.1% (Cost $549,411)	622,931
	Liabilities in Excess of Other Assets — (0.1)%	(515)

	NET ASSETS — 100.0%	$622,416

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 14.7%
	Auto Components — 1.4%
99	BorgWarner, Inc. (a)	6,287
1,962	Johnson Controls, Inc.	61,321
34	Lear Corp.	1,369
38	TRW Automotive Holdings Corp. (a)	1,228

		70,205

	Automobiles — 0.8%
1,968	General Motors Co. (a)	39,886

	Hotels, Restaurants & Leisure — 2.1%
986	Carnival Corp.	32,178
139	Darden Restaurants, Inc.	6,344
278	Marriott International, Inc., Class A	8,113
129	McDonald’s Corp.	12,903
247	Starbucks Corp.	11,378
42	Wynn Resorts Ltd.	4,670
554	Yum! Brands, Inc.	32,688

		108,274

	Household Durables — 0.4%
569	D.R. Horton, Inc.	7,177
146	Lennar Corp., Class A	2,867
11	NVR, Inc. (a) (c)	7,525
300	Ryland Group, Inc. (The)	4,721

		22,290

	Internet & Catalog Retail — 1.5%
396	Amazon.com, Inc. (a)	68,606
22	NetFlix, Inc. (a) (c)	1,519
10	priceline.com, Inc. (a)	4,738

		74,863

	Leisure Equipment & Products — 0.1%
176	Mattel, Inc.	4,884

	Media — 4.0%
1,559	CBS Corp. (Non-Voting), Class B	42,314
2,517	Comcast Corp., Class A	59,688
180	DIRECTV, Class A (a)	7,688
483	News Corp., Class A	8,620
75	Scripps Networks Interactive, Inc., Class A	3,183
2,286	Time Warner, Inc.	82,598

		204,091

	Multiline Retail — 0.6%
84	Dollar Tree, Inc. (a)	6,962
115	Kohl’s Corp.	5,653
382	Target Corp.	19,592

		32,207

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.3%
57	AutoZone, Inc. (a)	18,607
148	Bed Bath & Beyond, Inc. (a)	8,556
867	Home Depot, Inc. (The)	36,432
1,151	Lowe’s Cos., Inc.	29,223
95	O’Reilly Automotive, Inc. (a)	7,633
246	TJX Cos., Inc.	15,850

		116,301

	Textiles, Apparel & Luxury Goods — 1.5%
139	Coach, Inc.	8,469
33	Fossil, Inc. (a)	2,612
30	Lululemon Athletica, Inc., (Canada) (a)	1,420
349	NIKE, Inc., Class B	33,654
63	Ralph Lauren Corp.	8,674
157	V.F. Corp.	19,934

		74,763

	Total Consumer Discretionary	747,764

	Consumer Staples — 8.6%
	Beverages — 2.0%
1,345	Coca-Cola Co. (The)	94,075
99	Hansen Natural Corp. (a)	9,103

		103,178

	Food & Staples Retailing — 0.9%
833	CVS Caremark Corp.	33,972
199	Safeway, Inc.	4,179
75	Wal-Mart Stores, Inc.	4,455

		42,606

	Food Products — 2.4%
730	Campbell Soup Co.	24,277
644	General Mills, Inc.	26,042
1,913	Kraft Foods, Inc., Class A	71,453

		121,772

	Household Products — 2.3%
187	Colgate-Palmolive Co.	17,307
1,485	Procter & Gamble Co. (The)	99,069

		116,376

	Personal Products — 0.2%
87	Estee Lauder Cos., Inc. (The), Class A	9,803

	Tobacco — 0.8%
541	Philip Morris International, Inc.	42,459

	Total Consumer Staples	436,194

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy — 12.0%
	Energy Equipment & Services — 3.1%
542	Baker Hughes, Inc.	26,346
142	Cameron International Corp. (a)	6,993
165	FMC Technologies, Inc. (a)	8,637
275	Halliburton Co.	9,475
93	National Oilwell Varco, Inc.	6,354
1,462	Schlumberger Ltd.	99,886

		157,691

	Oil, Gas & Consumable Fuels — 8.9%
338	Anadarko Petroleum Corp.	25,799
112	Apache Corp.	10,157
922	Chevron Corp.	98,072
94	Concho Resources, Inc. (a)	8,837
652	ConocoPhillips	47,532
305	Devon Energy Corp.	18,897
218	EOG Resources, Inc.	21,495
811	Exxon Mobil Corp.	68,700
159	Hess Corp.	9,053
112	Marathon Petroleum Corp.	3,737
1,045	Occidental Petroleum Corp.	97,880
54	Peabody Energy Corp.	1,785
73	Pioneer Natural Resources Co.	6,546
356	Southwestern Energy Co. (a)	11,385
41	Whiting Petroleum Corp. (a)	1,936
566	Williams Cos., Inc. (The) (a)	17,291

		449,102

	Total Energy	606,793

	Financials — 12.4%
	Capital Markets — 2.6%
181	Ameriprise Financial, Inc.	8,968
393	Goldman Sachs Group, Inc. (The)	35,530
1,042	Invesco Ltd.	20,928
1,571	Morgan Stanley	23,769
582	State Street Corp.	23,473
63	T. Rowe Price Group, Inc.	3,571
909	TD Ameritrade Holding Corp.	14,228

		130,467

	Commercial Banks — 2.9%
359	Huntington Bancshares, Inc.	1,970
282	Regions Financial Corp.	1,214
497	SunTrust Banks, Inc.	8,792
38	SVB Financial Group (a) (c)	1,801
441	U.S. Bancorp	11,941

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
4,183	Wells Fargo & Co.	115,281
215	Zions Bancorp	3,503

		144,502

	Consumer Finance — 0.8%
291	American Express Co.	13,747
694	Capital One Financial Corp.	29,333

		43,080

	Diversified Financial Services — 2.3%
5,094	Bank of America Corp.	28,323
2,258	Citigroup, Inc.	59,398
52	CME Group, Inc.	12,689
118	IntercontinentalExchange, Inc. (a)	14,225

		114,635

	Insurance — 3.4%
397	ACE Ltd., (Switzerland)	27,834
291	Aflac, Inc.	12,602
488	Allstate Corp. (The)	13,372
97	Axis Capital Holdings Ltd., (Bermuda)	3,093
114	Berkshire Hathaway, Inc., Class B (a)	8,730
118	Everest Re Group Ltd., (Bermuda)	9,960
270	First American Financial Corp.	3,416
37	Hartford Financial Services Group, Inc.	603
1,346	MetLife, Inc.	41,968
742	Prudential Financial, Inc.	37,197
88	RenaissanceRe Holdings Ltd., (Bermuda)	6,581
431	XL Group plc, (Ireland)	8,526

		173,882

	Real Estate Investment Trusts (REITs) — 0.4%
75	Boston Properties, Inc.	7,511
166	Vornado Realty Trust	12,749

		20,260

	Total Financials	626,826

	Health Care — 13.3%
	Biotechnology — 2.7%
198	Alexion Pharmaceuticals, Inc. (a)	14,143
575	Biogen Idec, Inc. (a)	63,289
696	Celgene Corp. (a)	47,022
351	Vertex Pharmaceuticals, Inc. (a)	11,641

		136,095

	Health Care Equipment & Supplies — 1.2%
148	Becton, Dickinson & Co.	11,067

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
870	Covidien plc, (Ireland)	39,152
27	Intuitive Surgical, Inc. (a)	12,455

		62,674

	Health Care Providers & Services — 3.8%
504	Cardinal Health, Inc.	20,487
90	Cigna Corp.	3,791
509	Express Scripts, Inc. (a)	22,747
581	Humana, Inc.	50,875
347	McKesson Corp.	27,068
1,227	UnitedHealth Group, Inc.	62,163
70	WellPoint, Inc.	4,628

		191,759

	Health Care Technology — 0.1%
103	Cerner Corp. (a)	6,298

	Life Sciences Tools & Services — 0.0% (g)
47	Illumina, Inc. (a)	1,441

	Pharmaceuticals — 5.5%
186	Abbott Laboratories	10,441
308	Allergan, Inc.	27,005
431	Johnson & Johnson	28,269
3,929	Merck & Co., Inc.	148,116
565	Mylan, Inc. (a)	12,133
37	Novo Nordisk A/S, (Denmark), ADR	4,308
2,089	Pfizer, Inc.	45,213
22	Teva Pharmaceutical Industries Ltd., (Israel), ADR	889

		276,374

	Total Health Care	674,641

	Industrials — 9.8%
	Aerospace & Defense — 2.6%
20	Goodrich Corp.	2,413
715	Honeywell International, Inc.	38,844
48	Precision Castparts Corp.	7,849
1,160	United Technologies Corp.	84,793

		133,899

	Building Products — 0.1%
309	Masco Corp.	3,243

	Construction & Engineering — 0.6%
551	Fluor Corp.	27,665

	Electrical Equipment — 1.0%
1,133	Emerson Electric Co.	52,789

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.7%
133	3M Co.	10,867
1,807	General Electric Co.	32,368
910	Tyco International Ltd., (Switzerland)	42,484

		85,719

	Machinery — 1.4%
90	Caterpillar, Inc.	8,179
81	Cummins, Inc.	7,154
42	Deere & Co.	3,215
104	Joy Global, Inc.	7,831
1,122	PACCAR, Inc.	42,044
60	Parker Hannifin Corp.	4,598

		73,021

	Road & Rail — 2.2%
1,221	CSX Corp.	25,708
281	Hertz Global Holdings, Inc. (a)	3,289
670	Norfolk Southern Corp.	48,821
296	Union Pacific Corp.	31,345

		109,163

	Trading Companies & Distributors — 0.2%
64	W.W. Grainger, Inc.	11,946

	Total Industrials	497,445

	Information Technology — 18.5%
	Communications Equipment — 2.6%
4,848	Cisco Systems, Inc.	87,660
52	F5 Networks, Inc. (a)	5,553
152	Juniper Networks, Inc. (a)	3,110
629	QUALCOMM, Inc.	34,409

		130,732

	Computers & Peripherals — 5.2%
576	Apple, Inc. (a)	233,359
666	EMC Corp. (a)	14,356
152	Hewlett-Packard Co.	3,909
290	NetApp, Inc. (a)	10,503
52	SanDisk Corp. (a)	2,565

		264,692

	Electronic Equipment, Instruments & Components — 0.2%
70	Arrow Electronics, Inc. (a)	2,637
78	Avnet, Inc. (a)	2,440
228	TE Connectivity Ltd., (Switzerland)	7,020

		12,097

	Internet Software & Services — 1.0%
29	Baidu, Inc., (China), ADR (a)	3,418

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
72	Google, Inc., Class A (a)	46,460

		49,878

	IT Services — 2.4%
613	Cognizant Technology Solutions Corp., Class A (a)	39,411
423	Genpact Ltd., (Bermuda) (a)	6,323
92	Global Payments, Inc.	4,348
135	International Business Machines Corp.	24,828
114	MasterCard, Inc., Class A	42,578
130	Western Union Co. (The)	2,368

		119,856

	Semiconductors & Semiconductor Equipment — 2.5%
990	Altera Corp.	36,730
201	ARM Holdings plc, (United Kingdom), ADR	5,569
467	Broadcom Corp., Class A (a)	13,703
608	Freescale Semiconductor Holdings I Ltd. (a)	7,694
78	Intel Corp.	1,901
528	Lam Research Corp. (a)	19,535
46	Marvell Technology Group Ltd., (Bermuda) (a)	637
48	Novellus Systems, Inc. (a)	1,963
1,270	Xilinx, Inc.	40,725

		128,457

	Software — 4.6%
238	Adobe Systems, Inc. (a)	6,723
188	Citrix Systems, Inc. (a)	11,411
39	FactSet Research Systems, Inc.	3,429
115	Intuit, Inc.	6,065
72	MICROS Systems, Inc. (a)	3,354
4,204	Microsoft Corp.	109,144
2,856	Oracle Corp.	73,266
119	Red Hat, Inc. (a)	4,907
45	Salesforce.com, Inc. (a)	4,609
56	VMware, Inc., Class A (a)	4,654
457	Zynga, Inc., Class A (a)	4,296

		231,858

	Total Information Technology	937,570

	Materials — 3.5%
	Chemicals — 2.4%
492	Air Products & Chemicals, Inc.	41,951
46	CF Industries Holdings, Inc.	6,646
948	E.I. du Pont de Nemours & Co.	43,412
325	Georgia Gulf Corp. (a)	6,330
222	Monsanto Co.	15,565

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
59	Praxair, Inc.	6,256

		120,160

	Containers & Packaging — 0.2%
27	Ball Corp.	971
249	Crown Holdings, Inc. (a)	8,347

		9,318

	Metals & Mining — 0.8%
123	Alcoa, Inc.	1,060
1,120	Freeport-McMoRan Copper & Gold, Inc.	41,219

		42,279

	Paper & Forest Products — 0.1%
129	International Paper Co.	3,821

	Total Materials	175,578

	Telecommunication Services — 2.6%
	Diversified Telecommunication Services — 2.5%
940	AT&T, Inc.	28,418
112	CenturyLink, Inc.	4,163
2,341	Verizon Communications, Inc.	93,907

		126,488

	Wireless Telecommunication Services — 0.1%
2,004	Sprint Nextel Corp. (a)	4,690

	Total Telecommunication Services	131,178

	Utilities — 2.9%
	Electric Utilities — 1.8%
349	American Electric Power Co., Inc.	14,419
196	Exelon Corp.	8,485
535	NextEra Energy, Inc.	32,559
366	Northeast Utilities	13,186
740	PPL Corp.	21,785

		90,434

	Gas Utilities — 0.2%
260	AGL Resources, Inc.	10,969

	Multi-Utilities — 0.9%
341	CenterPoint Energy, Inc.	6,851
159	Dominion Resources, Inc.	8,463
238	DTE Energy Co.	12,969
400	PG&E Corp.	16,492
45	Sempra Energy	2,474

		47,249

	Total Utilities	148,652

	Total Common Stocks (Cost $4,288,109)	4,982,641

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stock — 0.2%
	Consumer Staples — 0.2%
	Beverages — 0.2%
169	Cia de Bebidas das Americas, (Brazil), ADR (Cost $4,491)	6,091

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
3,500	U.S. Treasury Note, 0.625%, 06/30/12 (k) (Cost $3,506)	3,509

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.3%
	Investment Company — 1.3%
68,370	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $68,370)	68,370

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
1,498	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $1,498)	1,498

	Total Investments — 99.9% (Cost $4,365,974)	5,062,109
	Other Assets in Excess of Liabilities — 0.1%	7,006

	NET ASSETS — 100.0%	$5,069,115

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
748	E-mini S&P 500	03/16/12	$46,847	$512

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to counterparty as part of a security lending transaction.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Large Cap Value Fund	$2,374	0.4%

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(w)	— When-issued security
†	— Short position is the result of the sale of a when-issued security from a pending corporate action on the Williams Companies, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$800,621		$33,729		$1,253,960		$278,338
Investments in affiliates, at value	17,061		1,464		59,298		7,314

Total investment securities, at value	817,682		35,193		1,313,258		285,652
Cash	1		—		24		—
Receivables:
Investment securities sold	456		—		2,527		3,958
Fund shares sold	1,395		—		12,998		16
Interest and dividends from non-affiliates	1,276		6		2,137		522
Dividends from affiliates	1		—	(a)	6		1
Securities lending income	—		—		—	(a)	—
Prepaid expenses and other assets	—		7		—		16

Total Assets	820,811		35,206		1,330,950		290,165

LIABILITIES:
Payables:
Dividends	—		—		1,390		—
Securities sold short, at value	200		—		—		—
Investment securities purchased	7,873		—		43,616		1,073
Collateral for securities lending program	—		—		333		—
Fund shares redeemed	1,011		—	(a)	1,895		217
Variation margin on futures contracts	79		—		—		—
Accrued liabilities:
Investment advisory fees	165		14		336		97
Administration fees	5		3		85		21
Shareholder servicing fees	13		6		235		60
Distribution fees	1		—	(a)	108		63
Custodian and accounting fees	21		10		14		5
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)	4		2
Transfer agent fees	—	(a)	4		56		163
Printing and mailing costs	6		4		12		22
Audit fees	25		30		19		36
Other	4		3		13		6

Total Liabilities	9,404		74		48,116		1,765

Net Assets	$811,407		$35,132		$1,282,834		$288,400

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Income Fund	Growth and Income Fund
NET ASSETS:
Paid in capital	$769,563	$38,981	$1,162,478	$315,034
Accumulated undistributed (distributions in excess of) net investment income	75	(94)	353	113
Accumulated net realized gains (losses)	(43,583)	(5,090)	(1,121)	(92,894)
Net unrealized appreciation (depreciation)	85,352	1,335	121,124	66,147

Total Net Assets	$811,407	$35,132	$1,282,834	$288,400

Net Assets:
Class A	$6,705	$94	$356,781	$275,613
Class B	—	—	4,469	3,459
Class C	—	92	60,284	3,587
Class R2	—	—	383	—
Class R5	—	24	65,230	—
Class R6	678,567	—	—	—
Institutional Class	114,873	—	—	—
Select Class	11,262	34,922	795,687	5,741

Total	$811,407	$35,132	$1,282,834	$288,400

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	419	7	38,554	10,304
Class B	—	—	486	132
Class C	—	7	6,578	145
Class R2	—	—	41	—
Class R5	—	2	6,966	—
Class R6	42,349	—	—	—
Institutional Class	7,169	—	—	—
Select Class	702	2,453	84,962	206

Net Asset Value (b):
Class A — Redemption price per share	$15.98	$14.09	$9.25	$26.75
Class B — Offering price per share (c)	—	—	9.20	26.14
Class C — Offering price per share (c)	—	13.81	9.16	24.85
Class R2 — Offering and redemption price per share	—	—	9.25	—
Class R5 — Offering and redemption price per share	—	14.35	9.36	—
Class R6 — Offering and redemption price per share	16.02	—	—	—
Institutional Class — Offering and redemption price per share	16.02	—	—	—
Select Class — Offering and redemption price per share	16.05	14.24	9.37	27.83
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.87	$14.87	$9.76	$28.23

Cost of investments in non-affiliates	$715,703	$32,394	$1,132,836	$212,191
Cost of investments in affiliates	17,061	1,464	59,298	7,314
Value of securities on loan	—	—	320	—
Proceeds from securities sold short	198	—	—	—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$3,002,690	$615,978	$4,992,241
Investments in affiliates, at value	87,450	6,953	69,868

Total investment securities, at value	3,090,140	622,931	5,062,109
Deposits at broker for futures contracts	—	—	1,780
Receivables:
Investment securities sold	—	11,518	25,006
Fund shares sold	67,628	105	11,469
Interest and dividends from non-affiliates	1,684	840	7,640
Dividends from affiliates	11	1	6
Securities lending income	—	—	—	(a)

Total Assets	3,159,463	635,395	5,108,010

LIABILITIES:
Payables:
Due to custodian	—	11	6
Investment securities purchased	75,748	11,875	28,249
Collateral for securities lending program	—	—	1,498
Fund shares redeemed	3,927	570	5,460
Variation margin on futures contracts	—	—	177
Accrued liabilities:
Investment advisory fees	1,227	209	1,497
Administration fees	220	27	377
Shareholder servicing fees	527	123	800
Distribution fees	159	8	145
Custodian and accounting fees	15	9	66
Trustees’ and Chief Compliance Officer’s fees	3	3	3
Other	348	144	617

Total Liabilities	82,174	12,979	38,895

Net Assets	$3,077,289	$622,416	$5,069,115

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid in capital	$3,127,757	$702,235	$4,652,090
Accumulated undistributed (distributions in excess of) net investment income	(265)	134	2,178
Accumulated net realized gains (losses)	(115,532)	(153,473)	(281,800)
Net unrealized appreciation (depreciation)	65,329	73,520	696,647

Total Net Assets	$3,077,289	$622,416	$5,069,115

Net Assets:
Class A	$563,863	$23,957	$484,722
Class B	14,138	1,672	5,401
Class C	63,085	2,570	55,988
Class R2	9,121	115	15,910
Class R5	233,175	25,171	243,380
Class R6	176,190	10,621	653,758
Institutional Class	—	—	449,482
Select Class	2,017,717	558,310	3,160,474

Total	$3,077,289	$622,416	$5,069,115

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	26,211	2,299	48,970
Class B	740	163	553
Class C	3,328	252	5,756
Class R2	427	11	1,613
Class R5	10,820	2,437	24,553
Class R6	8,170	1,028	65,902
Institutional Class	—	—	45,346
Select Class	94,019	54,254	319,297

Net Asset Value (b):
Class A — Redemption price per share	$21.51	$10.42	$9.90
Class B — Offering price per share (c)	19.11	10.27	9.77
Class C — Offering price per share (c)	18.96	10.21	9.73
Class R2 — Offering and redemption price per share	21.35	10.39	9.86
Class R5 — Offering and redemption price per share	21.55	10.33	9.91
Class R6 — Offering and redemption price per share	21.57	10.33	9.92
Institutional Class — Offering and redemption price per share	—	—	9.91
Select Class — Offering and redemption price per share	21.46	10.29	9.90
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.70	$11.00	$10.45

Cost of investments in non-affiliates	$2,937,361	$542,458	$4,296,106
Cost of investments in affiliates	87,450	6,953	69,868
Value of securities on loan	—	—	1,464

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$—		$—		$—
Dividend income from non-affiliates	7,846	93		12,953		3,787
Dividend income from affiliates	4	1		16		2
Income from securities lending (net)	1	—		4		—

Total investment income	7,853	94		12,973		3,789

EXPENSES:
Investment advisory fees	889	113		1,542		578
Administration fees	314	17		341		128
Distribution fees:
Class A	4	—	(a)	334		346
Class B	—	—		18		14
Class C	—	—	(a)	149		13
Class R2	—	—		—	(a)	—
Shareholder servicing fees:
Class A	4	—	(a)	334		346
Class B	—	—		6		5
Class C	—	—	(a)	50		4
Class R2	—	—		—	(a)	—
Class R5	—	—	(a)	10		—
Institutional Class	57	—		—		—
Select Class	14	47		525		7
Custodian and accounting fees	26	12		32		17
Interest expense to affiliates	—	—	(a)	—		—
Professional fees	31	17		38		23
Trustees’ and Chief Compliance Officer’s fees	4	—	(a)	3		3
Printing and mailing costs	13	3		32		20
Registration and filing fees	24	15		61		31
Transfer agent fees	89	—	(a)	255		231
Other	7	2		9		1

Total expenses	1,476	226		3,739		1,767

Less amounts waived	(161)	(38)		(255)		(9)
Less earnings credits	— (a)	—		—	(a)	— (a)

Net expenses	1,315	188		3,484		1,758

Net investment income (loss)	6,538	(94)		9,489		2,031

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(21,105)	(3,165)		2,669		1,563
Futures	(661)	—		—		—

Net realized gain (loss)	(21,766)	(3,165)		2,669		1,563

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(12,904)	(373)		37,012		(19,189)
Futures	173	—		—		—
Securities sold short	(2)	—		—		—

Change in net unrealized appreciation (depreciation)	(12,733)	(373)		37,012		(19,189)

Net realized/unrealized gains (losses)	(34,499)	(3,538)		39,681		(17,626)

Change in net assets resulting from operations	$(27,961)	$(3,632)		$49,170		$(15,595)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$5
Dividend income from non-affiliates	11,467	6,739	48,279
Dividend income from affiliates	50	4	37
Income from securities lending (net)	— (a)	1	5

Total investment income	11,517	6,744	48,326

EXPENSES:
Investment advisory fees	5,966	1,231	9,585
Administration fees	1,055	272	2,118
Distribution fees:
Class A	498	29	539
Class B	59	7	22
Class C	156	10	202
Class R2	7	— (a)	30
Shareholder servicing fees:
Class A	498	29	539
Class B	19	2	8
Class C	52	4	67
Class R2	4	— (a)	15
Class R5	30	6	43
Institutional Class	—	—	220
Select Class	2,132	690	3,857
Custodian and accounting fees	57	24	128
Professional fees	25	28	76
Trustees’ and Chief Compliance Officer’s fees	13	3	26
Printing and mailing costs	95	17	294
Registration and filing fees	54	38	164
Transfer agent fees	560	169	1,483
Other	12	8	11

Total expenses	11,292	2,567	19,427

Less amounts waived	(238)	(120)	(1,223)
Less earnings credits	— (a)	— (a)	— (a)

Net expenses	11,054	2,447	18,204

Net investment income (loss)	463	4,297	30,122

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(64,640)	(5,554)	(125,455)
Futures	—	—	10,279

Net realized gain (loss)	(64,640)	(5,554)	(115,176)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,079	(53,236)	(194,419)
Futures	—	—	(702)

Change in net unrealized appreciation (depreciation)	2,079	(53,236)	(195,121)

Net realized/unrealized gains (losses)	(62,561)	(58,790)	(310,297)

Change in net assets resulting from operations	$(62,098)	$(54,493)	$(280,175)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,538	$8,023	$(94)	$(72)
Net realized gain (loss)	(21,766)	34,601	(3,165)	(1,016)
Change in net unrealized appreciation (depreciation)	(12,733)	71,384	(373)	1,479

Change in net assets resulting from operations	(27,961)	114,008	(3,632)	391

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(28)	(24)	—	—
Class R6 (a)
From net investment income	(5,529)	(4,234)	—	—
Institutional Class
From net investment income	(945)	(3,509)	—	—
Select Class
From net investment income	(86)	(130)	—	—

Total distributions to shareholders	(6,588)	(7,897)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	133,775	365,534	(5,084)	41,156

NET ASSETS:
Change in net assets	99,226	471,645	(8,716)	41,547
Beginning of period	712,181	240,536	43,848	2,301

End of period	$811,407	$712,181	$35,132	$43,848

Accumulated undistributed (distributions in excess of) net investment income	$75	$125	$(94)	$— (b)

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,489	$6,494	$2,031	$3,280
Net realized gain (loss)	2,669	9,924	1,563	7,603
Change in net unrealized appreciation (depreciation)	37,012	52,533	(19,189)	63,810

Change in net assets resulting from operations	49,170	68,951	(15,595)	74,693

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,491)	(3,059)	(1,778)	(3,110)
From net realized gains	(1,481)	—	—	—
Class B
From net investment income	(28)	(110)	(15)	(27)
From net realized gains	(20)	—	—	—
Class C
From net investment income	(313)	(258)	(17)	(23)
From net realized gains	(240)	—	—	—
Class R2 (a)
From net investment income	(2)	— (b)	—	—
From net realized gains	(1)	—	—	—
Class R5 (a)
From net investment income	(579)	(13)	—	—
From net realized gains	(229)	—	—	—
Select Class
From net investment income	(5,246)	(3,166)	(41)	(47)
From net realized gains	(2,850)	—	—	—

Total distributions to shareholders	(13,480)	(6,606)	(1,851)	(3,207)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	787,466	216,829	(15,013)	(26,616)

NET ASSETS:
Change in net assets	823,156	279,174	(32,459)	44,870
Beginning of period	459,678	180,504	320,859	275,989

End of period	$1,282,834	$459,678	$288,400	$320,859

Accumulated undistributed (distributions in excess of) net investment income	$353	$(477)	$113	$(67)

(a)	Commencement of offering of class of shares effective February 28, 2011 for the Equity Income Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$463	$(743)	$4,297	$7,344
Net realized gain (loss)	(64,640)	282,043	(5,554)	25,904
Change in net unrealized appreciation (depreciation)	2,079	(44,388)	(53,236)	92,323

Change in net assets resulting from operations	(62,098)	236,912	(54,493)	125,571

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(147)	(256)
Class B
From net investment income	—	—	(7)	(14)
Class C
From net investment income	—	—	(11)	(18)
Class R2
From net investment income	(1)	—	(1)	(1)
Class R5
From net investment income	(140)	—	(200)	(480)
Class R6 (a)
From net investment income	(129)	—	(87)	(75)
Select Class
From net investment income	(421)	—	(3,946)	(6,412)

Total distributions to shareholders	(691)	—	(4,399)	(7,256)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,214,079	1,176,092	13,484	92,237

NET ASSETS:
Change in net assets	1,151,290	1,413,004	(45,408)	210,552
Beginning of period	1,925,999	512,995	667,824	457,272

End of period	$3,077,289	$1,925,999	$622,416	$667,824

Accumulated undistributed (distributions in excess of) net investment income	$(265)	$(37)	$134	$236

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	U.S. Equity Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,122	$38,746
Net realized gain (loss)	(115,176)	126,612
Change in net unrealized appreciation (depreciation)	(195,121)	692,560

Change in net assets resulting from operations	(280,175)	857,918

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,213)	(2,611)
From net realized gains	(2,714)	—
Class B
From net investment income	(13)	(30)
From net realized gains	(31)	—
Class C
From net investment income	(144)	(223)
From net realized gains	(317)	—
Class R2
From net investment income	(53)	(35)
From net realized gains	(82)	—
Class R5
From net investment income	(1,269)	(2,223)
From net realized gains	(1,305)	—
Class R6 (a)
From net investment income	(4,209)	(3,806)
From net realized gains	(3,702)	—
Institutional Class
From net investment income	(2,656)	(5,016)
From net realized gains	(2,489)	—
Select Class
From net investment income	(17,557)	(24,402)
From net realized gains	(17,996)	—

Total distributions to shareholders	(56,750)	(38,346)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	573,632	1,398,645

NET ASSETS:
Change in net assets	236,707	2,218,217
Beginning of period	4,832,408	2,614,191

End of period	$5,069,115	$4,832,408

Accumulated undistributed (distributions in excess of) net investment income	$2,178	$170

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund			Dynamic Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011		Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,931	$2,001		$—	$—
Dividends and distributions reinvested	28	22		—	—
Cost of shares redeemed	(520)	(512)		—	—

Change in net assets from Class A capital transactions	$3,439	$1,511		$—	$—

Class R6 (a)
Proceeds from shares issued	$156,381	$559,938	(b)	$—	$—
Dividends and distributions reinvested	5,529	4,234		—	—
Cost of shares redeemed	(32,233)	(55,165)		—	—

Change in net assets from Class R6 capital transactions	$129,677	$509,007		$—	$—

Institutional Class
Proceeds from shares issued	$7,410	$251,624		$—	$—
Dividends and distributions reinvested	944	3,505		—	—
Cost of shares redeemed	(7,058)	(401,169	)(b)	—	—

Change in net assets from Institutional Class capital transactions	$1,296	$(146,040)		$—	$—

Select Class
Proceeds from shares issued	$293	$3,717		$3,918	$43,933
Dividends and distributions reinvested	39	67		—	—
Cost of shares redeemed	(969)	(2,728)		(9,002)	(2,777)

Change in net assets from Select Class capital transactions	$(637)	$1,056		$(5,084)	$41,156

Total change in net assets from capital transactions	$133,775	$365,534		$(5,084)	$41,156

SHARE TRANSACTIONS:
Class A
Issued	249	125		—	—
Reinvested	2	1		—	—
Redeemed	(34)	(33)		—	—

Change in Class A Shares	217	93		—	—

Class R6 (a)
Issued	9,846	34,542	(b)	—	—
Reinvested	363	254		—	—
Redeemed	(2,154)	(3,242)		—	—

Change in Class R6 Shares	8,055	31,554		—	—

Institutional Class
Issued	474	16,977		—	—
Reinvested	62	223		—	—
Redeemed	(447)	(24,965	)(b)	—	—

Change in Institutional Class Shares	89	(7,765)		—	—

Select Class
Issued	19	229		275	2,792
Reinvested	3	4		—	—
Redeemed	(61)	(177)		(616)	(183)

Change in Select Class Shares	(39)	56		(341)	2,609

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 23,446,000 Institutional Shares for 23,446,000 Class R6 Shares. This exchange amounted to approximately $377,010,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$162,196	$139,727	$2,908	$9,059
Dividends and distributions reinvested	3,803	2,832	1,690	2,918
Cost of shares redeemed	(28,487)	(33,330)	(19,172)	(40,745)

Change in net assets from Class A capital transactions	$137,512	$109,229	$(14,574)	$(28,768)

Class B
Proceeds from shares issued	$266	$703	$35	$105
Dividends and distributions reinvested	42	100	15	27
Cost of shares redeemed	(1,635)	(3,078)	(752)	(1,849)

Change in net assets from Class B capital transactions	$(1,327)	$(2,275)	$(702)	$(1,717)

Class C
Proceeds from shares issued	$35,725	$25,331	$673	$1,021
Dividends and distributions reinvested	452	215	15	20
Cost of shares redeemed	(5,497)	(4,560)	(736)	(702)

Change in net assets from Class C capital transactions	$30,680	$20,986	$(48)	$339

Class R2 (a)
Proceeds from shares issued	$323	$50	$—	$—
Dividends and distributions reinvested	3	— (b)	—	—
Cost of shares redeemed	(2)	—	—	—

Change in net assets from Class R2 capital transactions	$324	$50	$—	$—

Class R5 (a)
Proceeds from shares issued	$75,757	$2,964	$—	$—
Dividends and distributions reinvested	808	13	—	—
Cost of shares redeemed	(18,598)	(26)	—	—

Change in net assets from Class R5 capital transactions	$57,967	$2,951	$—	$—

Select Class
Proceeds from shares issued	$584,344	$163,037	$507	$3,862
Dividends and distributions reinvested	3,033	564	24	29
Cost of shares redeemed	(25,067)	(77,713)	(220)	(361)

Change in net assets from Select Class capital transactions	$562,310	$85,888	$311	$3,530

Total change in net assets from capital transactions	$787,466	$216,829	$(15,013)	$(26,616)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	18,183	15,758	113	339
Reinvested	425	320	67	109
Redeemed	(3,231)	(3,814)	(735)	(1,542)

Change in Class A Shares	15,377	12,264	(555)	(1,094)

Class B
Issued	30	80	1	4
Reinvested	5	12	— (b)	1
Redeemed	(188)	(362)	(30)	(71)

Change in Class B Shares	(153)	(270)	(29)	(66)

Class C
Issued	4,047	2,848	28	40
Reinvested	51	24	1	1
Redeemed	(633)	(529)	(30)	(30)

Change in Class C Shares	3,465	2,343	(1)	11

Class R2 (a)
Issued	36	5	—	—
Reinvested	— (b)	— (b)	—	—
Redeemed	— (b)	—	—	—

Change in Class R2 Shares	36	5	—	—

Class R5 (a)
Issued	8,676	310	—	—
Reinvested	90	1	—	—
Redeemed	(2,108)	(3)	—	—

Change in Class R5 Shares	6,658	308	—	—

Select Class
Issued	65,894	17,994	18	136
Reinvested	333	63	1	1
Redeemed	(2,783)	(8,677)	(8)	(13)

Change in Select Class Shares	63,444	9,380	11	124

(a)	Commencement of offering of class of shares effective February 28, 2011 for the Equity Income Fund.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$300,597	$136,831	$3,885	$6,956
Dividends and distributions reinvested	—	—	142	227
Cost of shares redeemed	(52,297)	(56,181)	(3,529)	(9,150)

Change in net assets from Class A capital transactions	$248,300	$80,650	$498	$(1,967)

Class B
Proceeds from shares issued	$346	$482	$40	$80
Dividends and distributions reinvested	—	—	6	14
Cost of shares redeemed	(3,792)	(10,232)	(497)	(1,310)

Change in net assets from Class B capital transactions	$(3,446)	$(9,750)	$(451)	$(1,216)

Class C
Proceeds from shares issued	$37,240	$27,328	$254	$1,118
Dividends and distributions reinvested	—	—	10	16
Cost of shares redeemed	(4,119)	(6,716)	(588)	(2,166)

Change in net assets from Class C capital transactions	$33,121	$20,612	$(324)	$(1,032)

Class R2
Proceeds from shares issued	$8,772	$562	$4	$55
Dividends and distributions reinvested	1	—	1	1
Cost of shares redeemed	(193)	(33)	(2)	(14)

Change in net assets from Class R2 capital transactions	$8,580	$529	$3	$42

Class R5
Proceeds from shares issued	$212,578	$58,341	$750	$29,071
Dividends and distributions reinvested	140	—	200	481
Cost of shares redeemed	(29,280)	(20,118)	(1,767)	(18,502)

Change in net assets from Class R5 capital transactions	$183,438	$38,223	$(817)	$11,050

Class R6 (a)
Proceeds from shares issued	$149,173	$30,263	$878	$11,217
Dividends and distributions reinvested	129	—	87	75
Cost of shares redeemed	(5,850)	(435)	(432)	(94)

Change in net assets from Class R6 capital transactions	$143,452	$29,828	$533	$11,198

Select Class
Proceeds from shares issued	$787,265	$1,121,868	$24,110	$116,915
Dividends and distributions reinvested	93	—	47	72
Cost of shares redeemed	(186,724)	(105,868)	(10,115)	(42,825)

Change in net assets from Select Class capital transactions	$600,634	$1,016,000	$14,042	$74,162

Total change in net assets from capital transactions	$1,214,079	$1,176,092	$13,484	$92,237

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	14,003	6,395	382	633
Reinvested	—	—	15	21
Redeemed	(2,449)	(2,743)	(340)	(846)

Change in Class A Shares	11,554	3,652	57	(192)

Class B
Issued	18	26	4	8
Reinvested	—	—	1	1
Redeemed	(200)	(572)	(49)	(123)

Change in Class B Shares	(182)	(546)	(44)	(114)

Class C
Issued	1,969	1,465	26	102
Reinvested	—	—	1	2
Redeemed	(218)	(356)	(59)	(207)

Change in Class C Shares	1,751	1,109	(32)	(103)

Class R2
Issued	408	26	— (b)	6
Reinvested	— (b)	—	— (b)	— (b)
Redeemed	(9)	(2)	— (b)	(1)

Change in Class R2 Shares	399	24	— (b)	5

Class R5
Issued	9,783	2,656	74	3,028
Reinvested	7	—	21	45
Redeemed	(1,367)	(931)	(168)	(1,658)

Change in Class R5 Shares	8,423	1,725	(73)	1,415

Class R6 (a)
Issued	7,082	1,376	91	971
Reinvested	6	—	9	7
Redeemed	(274)	(20)	(42)	(8)

Change in Class R6 Shares	6,814	1,356	58	970

Select Class
Issued	37,170	51,982	2,368	10,605
Reinvested	4	—	5	7
Redeemed	(8,771)	5,390	(943)	(4,113)

Change in Select Class Shares	28,403	46,592	1,430	6,499

(a)	Commencement of offering of class of shares effective November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	U.S. Equity Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$182,810	$288,805
Dividends and distributions reinvested	4,554	2,411
Cost of shares redeemed	(98,728)	(111,112)

Change in net assets from Class A capital transactions	$88,636	$180,104

Class B
Proceeds from shares issued	$127	$566
Dividends and distributions reinvested	42	28
Cost of shares redeemed	(1,360)	(3,701)

Change in net assets from Class B capital transactions	$(1,191)	$(3,107)

Class C
Proceeds from shares issued	$13,386	$35,307
Dividends and distributions reinvested	404	189
Cost of shares redeemed	(10,803)	(14,793)

Change in net assets from Class C capital transactions	$2,987	$20,703

Class R2
Proceeds from shares issued	$10,629	$10,856
Dividends and distributions reinvested	97	21
Cost of shares redeemed	(2,666)	(3,132)

Change in net assets from Class R2 capital transactions	$8,060	$7,745

Class R5
Proceeds from shares issued	$114,506	$270,327
Dividends and distributions reinvested	2,398	2,062
Cost of shares redeemed	(15,776)	(403,734	)(a)

Change in net assets from Class R5 capital transactions	$101,128	$(131,345)

Class R6 (b)
Proceeds from shares issued	$145,737	$540,527	(a)
Dividends and distributions reinvested	7,911	3,806
Cost of shares redeemed	(12,677)	(5,802)

Change in net assets from Class R6 capital transactions	$140,971	$538,531

Institutional Class
Proceeds from shares issued	$136,366	$245,239
Dividends and distributions reinvested	3,132	2,768
Cost of shares redeemed	(152,533)	(309,619)

Change in net assets from Institutional Class capital transactions	$(13,035)	$(61,612)

Select Class
Proceeds from shares issued	$574,175	$1,352,402
Dividends and distributions reinvested	23,553	3,551
Cost of shares redeemed	(351,652)	(508,327)

Change in net assets from Select Class capital transactions	$246,076	$847,626

Total change in net assets from capital transactions	$573,632	$1,398,645

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	18,634	28,479
Reinvested	476	232
Redeemed	(10,187)	(10,930)

Change in Class A Shares	8,923	17,781

Class B
Issued	13	56
Reinvested	4	3
Redeemed	(141)	(380)

Change in Class B Shares	(124)	(321)

Class C
Issued	1,391	3,517
Reinvested	43	18
Redeemed	(1,130)	(1,487)

Change in Class C Shares	304	2,048

Class R2
Issued	1,077	1,045
Reinvested	10	2
Redeemed	(278)	(302)

Change in Class R2 Shares	809	745

Class R5
Issued	11,515	28,025
Reinvested	250	207
Redeemed	(1,605)	(39,068	)(a)

Change in Class R5 Shares	10,160	(10,836)

Class R6 (b)
Issued	14,876	51,669	(a)
Reinvested	827	356
Redeemed	(1,290)	(536)

Change in Class R6 Shares	14,413	51,489

Institutional Class
Issued	13,481	24,103
Reinvested	328	271
Redeemed	(15,445)	(30,551)

Change in Institutional Class Shares	(1,636)	(6,177)

Select Class
Issued	59,061	134,052
Reinvested	2,463	343
Redeemed	(36,055)	(50,487)

Change in Select Class Shares	25,469	83,908

(a)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 25,036,000 Class R5 Shares for 25,036,000 Class R6 Shares. This exchange amounted to approximately $257,117,000.
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$16.80	$0.11	(e)	$(0.82)	$(0.71)	$(0.11)
Year Ended June 30, 2011	13.07	0.17	(e)	3.72	3.89	(0.16)
Year Ended June 30, 2010	11.52	0.18	(e)	1.54	1.72	(0.17)
Year Ended June 30, 2009	15.44	0.31	(e)	(3.93)	(3.62)	(0.30)
Year Ended June 30, 2008	18.45	0.22	(e)	(3.00)	(2.78)	(0.23)
Year Ended June 30, 2007	15.33	0.18	(e)	3.15	3.33	(0.21)

Class R6 (f)
Six Months Ended December 31, 2011 (Unaudited)	16.83	0.15	(e)	(0.82)	(0.67)	(0.14)
Year Ended June 30, 2011	13.08	0.25	(e)	3.73	3.98	(0.23)
Year Ended June 30, 2010	11.52	0.24	(e)	1.56	1.80	(0.24)
Year Ended June 30, 2009	15.45	0.37	(e)	(3.94)	(3.57)	(0.36)
Year Ended June 30, 2008	18.47	0.31	(e)	(3.02)	(2.71)	(0.31)
Year Ended June 30, 2007	15.33	0.26	(e)	3.17	3.43	(0.29)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	16.83	0.14	(e)	(0.82)	(0.68)	(0.13)
Year Ended June 30, 2011	13.09	0.24	(e)	3.72	3.96	(0.22)
Year Ended June 30, 2010	11.52	0.23	(e)	1.57	1.80	(0.23)
Year Ended June 30, 2009	15.45	0.32	(e)	(3.90)	(3.58)	(0.35)
Year Ended June 30, 2008	18.47	0.29	(e)	(3.01)	(2.72)	(0.30)
Year Ended June 30, 2007	15.33	0.25	(e)	3.16	3.41	(0.27)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	16.86	0.13	(e)	(0.82)	(0.69)	(0.12)
Year Ended June 30, 2011	13.11	0.21	(e)	3.73	3.94	(0.19)
Year Ended June 30, 2010	11.54	0.21	(e)	1.56	1.77	(0.20)
Year Ended June 30, 2009	15.48	0.33	(e)	(3.94)	(3.61)	(0.33)
Year Ended June 30, 2008	18.48	0.26	(e)	(3.00)	(2.74)	(0.26)
Year Ended June 30, 2007	15.34	0.22	(e)	3.16	3.38	(0.24)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.98	(4.20)%	$6,705	0.85%	1.34%	0.90%	77%
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169
11.52	(23.29)	965	0.85	2.59	0.97	92
15.44	(15.18)	1,487	0.85	1.26	0.92	72
18.45	21.82	1,628	0.85	1.07	0.92	59

16.02	(3.93)	678,567	0.35	1.87	0.39	77
16.83	30.55	577,140	0.35	1.49	0.38	169
13.08	15.51	35,855	0.35	1.76	0.45	169
11.52	(22.95)	83,583	0.35	3.09	0.47	92
15.45	(14.78)	112,725	0.35	1.76	0.42	72
18.47	22.53	135,785	0.35	1.55	0.42	59

16.02	(3.98)	114,873	0.45	1.75	0.49	77
16.83	30.33	119,152	0.44	1.59	0.50	169
13.09	15.49	194,273	0.45	1.68	0.55	169
11.52	(23.03)	124,398	0.45	2.76	0.58	92
15.45	(14.88)	73,219	0.45	1.66	0.52	72
18.47	22.40	115,178	0.45	1.47	0.51	59

16.05	(4.04)	11,262	0.60	1.60	0.64	77
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169
11.54	(23.17)	10,514	0.60	2.76	0.72	92
15.48	(14.93)	17,063	0.60	1.45	0.68	72
18.48	22.16	68,341	0.60	1.32	0.66	59

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Dynamic Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$15.47	$(0.05)		$(1.33)	$(1.38)	$—
Year Ended June 30, 2011	11.44	(0.10	)(f)	4.13	4.03	—
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	—
Year Ended June 30, 2009	14.07	(0.04)		(4.12)	(4.16)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.05)		(0.88)	(0.93)	— (h)

Class C
Six Months Ended December 31, 2011 (Unaudited)	15.21	(0.09)		(1.31)	(1.40)	—
Year Ended June 30, 2011	11.29	(0.17	)(f)	4.09	3.92	—
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	—
Year Ended June 30, 2009	14.04	(0.09)		(4.11)	(4.20)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.09)		(0.87)	(0.96)	—

Class R5
Six Months Ended December 31, 2011 (Unaudited)	15.72	(0.03)		(1.34)	(1.37)	—
Year Ended June 30, 2011	11.57	(0.04	)(f)	4.19	4.15	—
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	—
Year Ended June 30, 2009	14.11	0.01		(4.14)	(4.13)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.01)		(0.87)	(0.88)	(0.01)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	15.61	(0.04)		(1.33)	(1.37)	—
Year Ended June 30, 2011	11.51	(0.06	)(f)	4.16	4.10	—
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	—
Year Ended June 30, 2009	14.09	(0.01)		(4.13)	(4.14)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.03)		(0.87)	(0.90)	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$14.09	(8.92)%	$94	1.25%	(0.75)%	1.45%	36%
15.47	35.23	103	1.23	(0.71)	3.18	97
11.44	15.44	76	1.25	(0.61)	5.82	39
9.91	(29.57)	66	1.25	(0.37)	7.27	73
14.07	(6.17)	94	1.25	(0.60)	7.36	24

13.81	(9.20)	92	1.75	(1.25)	1.95	36
15.21	34.72	102	1.73	(1.21)	3.68	97
11.29	14.74	75	1.75	(1.11)	6.32	39
9.84	(29.91)	66	1.75	(0.87)	7.77	73
14.04	(6.40)	94	1.75	(1.10)	7.86	24

14.35	(8.72)	24	0.79	(0.30)	1.00	36
15.72	35.87	26	0.78	(0.26)	2.73	97
11.57	15.93	19	0.80	(0.17)	5.37	39
9.98	(29.27)	17	0.80	0.07	6.82	73
14.11	(5.88)	23	0.80	(0.15)	6.90	24

14.24	(8.78)	34,922	0.99	(0.50)	1.20	36
15.61	35.62	43,617	0.97	(0.41)	1.59	97
11.51	15.68	2,130	1.00	(0.36)	5.57	39
9.95	(29.38)	1,842	1.00	(0.12)	7.02	73
14.09	(6.02)	2,608	1.00	(0.35)	7.11	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$9.38	$0.10	(e)	$(0.11)	$(0.01)	$(0.08)	$(0.04)	$(0.12)
Year Ended June 30, 2011	7.26	0.19	(e)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(e)	0.91	1.08	(0.17)	—	(0.17)
Year Ended June 30, 2009	9.11	0.22	(e)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)
Year Ended June 30, 2008	12.42	0.28	(e)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)
Year Ended June 30, 2007	12.10	0.26	(e)	2.26	2.52	(0.26)	(1.94)	(2.20)

Class B
Six Months Ended December 31, 2011 (Unaudited)	9.33	0.07	(e)	(0.10)	(0.03)	(0.06)	(0.04)	(0.10)
Year Ended June 30, 2011	7.22	0.14	(e)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(e)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.36	0.22	(e)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.05	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)

Class C
Six Months Ended December 31, 2011 (Unaudited)	9.30	0.08	(e)	(0.12)	(0.04)	(0.06)	(0.04)	(0.10)
Year Ended June 30, 2011	7.20	0.15	(e)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(e)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.35	0.22	(e)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.04	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	9.38	0.09	(e)	(0.11)	(0.02)	(0.07)	(0.04)	(0.11)
February 28, 2011 (f) through June 30, 2011	9.20	0.06	(e)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	9.49	0.13	(e)	(0.12)	0.01	(0.10)	(0.04)	(0.14)
February 28, 2011 (f) through June 30, 2011	9.31	0.10	(e)	0.16	0.26	(0.08)	—	(0.08)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	9.50	0.12	(e)	(0.12)	— (g)	(0.09)	(0.04)	(0.13)
Year Ended June 30, 2011	7.35	0.22	(e)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(e)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(e)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2008	12.53	0.31	(e)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)
Year Ended June 30, 2007	12.19	0.30	(e)	2.27	2.57	(0.29)	(1.94)	(2.23)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.25	(0.10)%	$356,781	1.04%	2.28%	1.10%	25%
9.38	32.06	217,462	1.05	2.16	1.14	37
7.26	16.94	79,236	1.20	2.29	1.22	43
6.35	(22.86)	66,117	1.23	3.13	1.39	54
9.11	(16.48)	97,572	1.18	2.61	1.18	49
12.42	21.98	156,220	1.18	2.13	1.18	23

9.20	(0.33)	4,469	1.54	1.66	1.61	25
9.33	31.44	5,962	1.56	1.66	1.65	37
7.22	16.63	6,563	1.72	1.77	1.72	43
6.30	(23.39)	7,829	1.85	2.49	1.89	54
9.05	(16.99)	14,129	1.68	2.04	1.68	49
12.36	21.39	27,245	1.68	1.62	1.68	23

9.16	(0.40)	60,284	1.54	1.82	1.60	25
9.30	31.52	28,947	1.55	1.69	1.63	37
7.20	16.34	5,549	1.71	1.79	1.72	43
6.30	(23.36)	3,879	1.85	2.54	1.90	54
9.05	(16.92)	4,425	1.68	2.05	1.68	49
12.35	21.42	7,138	1.68	1.63	1.68	23

9.25	(0.15)	383	1.29	2.10	1.35	25
9.38	2.54	51	1.28	1.80	1.36	37

9.36	0.12	65,230	0.58	2.88	0.65	25
9.49	2.77	2,925	0.58	3.21	0.66	37

9.37	0.04	795,687	0.79	2.62	0.85	25
9.50	32.42	204,331	0.80	2.45	0.89	37
7.35	17.45	89,156	0.86	2.64	0.97	43
6.42	(22.59)	78,303	0.89	3.51	1.15	54
9.20	(16.26)	67,729	0.89	2.86	0.93	49
12.53	22.32	98,581	0.89	2.41	0.93	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$28.26	$0.18	(e)	$(1.52)	$(1.34)	$(0.17)	$—	$(0.17)
Year Ended June 30, 2011	22.30	0.28	(e)	5.96	6.24	(0.28)	—	(0.28)
Year Ended June 30, 2010	19.46	0.35	(e)	2.83	3.18	(0.34)	—	(0.34)
Year Ended June 30, 2009	27.97	0.44	(e)	(8.52)	(8.08)	(0.43)	—	(0.43)
Year Ended June 30, 2008	40.42	0.39	(e)	(7.22)	(6.83)	(0.37)	(5.25)	(5.62)
Year Ended June 30, 2007	34.67	0.35	(e)	7.49	7.84	(0.35)	(1.74)	(2.09)

Class B
Six Months Ended December 31, 2011 (Unaudited)	27.62	0.11	(e)	(1.48)	(1.37)	(0.11)	—	(0.11)
Year Ended June 30, 2011	21.80	0.15	(e)	5.82	5.97	(0.15)	—	(0.15)
Year Ended June 30, 2010	19.03	0.23	(e)	2.76	2.99	(0.22)	—	(0.22)
Year Ended June 30, 2009	27.36	0.32	(e)	(8.32)	(8.00)	(0.33)	—	(0.33)
Year Ended June 30, 2008	39.67	0.21	(e)	(7.07)	(6.86)	(0.20)	(5.25)	(5.45)
Year Ended June 30, 2007	34.05	0.16	(e)	7.35	7.51	(0.15)	(1.74)	(1.89)

Class C
Six Months Ended December 31, 2011 (Unaudited)	26.27	0.11	(e)	(1.41)	(1.30)	(0.12)	—	(0.12)
Year Ended June 30, 2011	20.77	0.14	(e)	5.53	5.67	(0.17)	—	(0.17)
Year Ended June 30, 2010	18.15	0.21	(e)	2.66	2.87	(0.25)	—	(0.25)
Year Ended June 30, 2009	26.13	0.31	(e)	(7.95)	(7.64)	(0.34)	—	(0.34)
Year Ended June 30, 2008	38.18	0.21	(e)	(6.79)	(6.58)	(0.22)	(5.25)	(5.47)
Year Ended June 30, 2007	32.86	0.16	(e)	7.08	7.24	(0.18)	(1.74)	(1.92)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	29.39	0.24	(e)	(1.59)	(1.35)	(0.21)	—	(0.21)
Year Ended June 30, 2011	23.18	0.37	(e)	6.20	6.57	(0.36)	—	(0.36)
Year Ended June 30, 2010	20.21	0.43	(e)	2.95	3.38	(0.41)	—	(0.41)
Year Ended June 30, 2009	29.02	0.52	(e)	(8.82)	(8.30)	(0.51)	—	(0.51)
Year Ended June 30, 2008	41.71	0.50	(e)	(7.49)	(6.99)	(0.45)	(5.25)	(5.70)
Year Ended June 30, 2007	35.71	0.48	(e)	7.72	8.20	(0.46)	(1.74)	(2.20)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$26.75	(4.70)%	$275,613	1.21%	1.42%	1.22%	18%
28.26	28.03	306,850	1.19	1.07	1.19	23
22.30	16.25	266,587	1.21	1.49	1.21	41
19.46	(28.88)	253,559	1.27	2.06	1.28	52
27.97	(18.43)	413,710	1.16	1.15	1.16	69
40.42	23.20	581,817	1.17	0.94	1.17	49

26.14	(4.95)	3,459	1.72	0.89	1.72	18
27.62	27.40	4,439	1.69	0.57	1.69	23
21.80	15.66	4,959	1.71	1.01	1.72	41
19.03	(29.24)	5,976	1.77	1.53	1.78	52
27.36	(18.84)	12,097	1.66	0.62	1.66	69
39.67	22.61	21,336	1.67	0.43	1.67	49

24.85	(4.93)	3,587	1.72	0.93	1.72	18
26.27	27.35	3,837	1.69	0.56	1.69	23
20.77	15.72	2,797	1.70	0.97	1.71	41
18.15	(29.24)	2,027	1.77	1.54	1.78	52
26.13	(18.85)	3,598	1.66	0.64	1.66	69
38.18	22.61	5,349	1.67	0.44	1.67	49

27.83	(4.56)	5,741	0.90	1.74	0.97	18
29.39	28.41	5,733	0.90	1.32	0.95	23
23.18	16.63	1,646	0.89	1.80	0.97	41
20.21	(28.61)	1,905	0.90	2.14	1.04	52
29.02	(18.23)	8,596	0.90	1.45	0.91	69
41.71	23.57	9,431	0.87	1.22	0.90	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$22.38	$(0.01	)(e)	$(0.86)	$(0.87)	$—
Year Ended June 30, 2011	15.86	(0.04	)(e)	6.56	6.52	—
Year Ended June 30, 2010	13.38	(0.04	)(e)	2.52	2.48	—
Year Ended June 30, 2009	19.50	0.01	(e)	(6.11)	(6.10)	(0.02)
Year Ended June 30, 2008	18.67	(0.07	)(e)	0.90	0.83	—
Year Ended June 30, 2007	16.03	(0.05	)(e)	2.69	2.64	—

Class B
Six Months Ended December 31, 2011 (Unaudited)	19.93	(0.06	)(e)	(0.76)	(0.82)	—
Year Ended June 30, 2011	14.20	(0.13	)(e)	5.86	5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(e)	2.27	2.15	—
Year Ended June 30, 2009	17.65	(0.07	)(e)	(5.52)	(5.59)	(0.01)
Year Ended June 30, 2008	16.99	(0.16	)(e)	0.82	0.66	—
Year Ended June 30, 2007	14.65	(0.13	)(e)	2.47	2.34	—

Class C
Six Months Ended December 31, 2011 (Unaudited)	19.77	(0.06	)(e)	(0.75)	(0.81)	—
Year Ended June 30, 2011	14.09	(0.13	)(e)	5.81	5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(e)	2.26	2.14	—
Year Ended June 30, 2009	17.50	(0.06	)(e)	(5.48)	(5.54)	(0.01)
Year Ended June 30, 2008	16.84	(0.16	)(e)	0.82	0.66	—
Year Ended June 30, 2007	14.53	(0.13	)(e)	2.44	2.31	—

Class R2
Six Months Ended December 31, 2011 (Unaudited)	22.24	(0.04	)(e)	(0.85)	(0.89)	— (f)
Year Ended June 30, 2011	15.81	(0.11	)(e)	6.54	6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(e)	2.52	2.44	—
November 3, 2008 (g) through June 30, 2009	13.68	0.01	(e)	(0.31)	(0.30)	(0.01)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	22.39	0.04	(e)	(0.87)	(0.83)	(0.01)
Year Ended June 30, 2011	15.81	0.04	(e)	6.54	6.58	—
Year Ended June 30, 2010	13.28	0.03	(e)	2.50	2.53	—
April 14, 2009 (g) through June 30, 2009	12.47	0.01	(e)	0.81	0.82	(0.01)

Class R6
Six Months Ended December 31, 2011 (Unaudited)	22.40	0.04	(e)	(0.85)	(0.81)	(0.02)
November 30, 2010 (g) through June 30, 2011	19.94	0.03	(e)	2.43	2.46	—

Select Class
Six Months Ended December 31, 2011 (Unaudited)	22.31	0.01	(e)	(0.86)	(0.85)	— (f)
Year Ended June 30, 2011	15.79	—	(e)(f)	6.52	6.52	—
Year Ended June 30, 2010	13.28	—	(e)(f)	2.51	2.51	—
Year Ended June 30, 2009	19.33	0.04	(e)	(6.06)	(6.02)	(0.03)
Year Ended June 30, 2008	18.46	(0.02	)(e)	0.89	0.87	—
Year Ended June 30, 2007	15.80	(0.01	)(e)	2.67	2.66	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$21.51	(3.89)%	$563,863	1.09%	(0.12)%	1.16%	16%
22.38	41.11	328,012	1.11	(0.19)	1.23	84
15.86	18.54	174,585	1.24	(0.27)	1.31	61
13.38	(31.26)	160,168	1.24	0.05	1.45	124
19.50	4.45	251,333	1.24	(0.36)	1.28	52
18.67	16.47	227,544	1.24	(0.29)	1.26	35

19.11	(4.11)	14,138	1.60	(0.68)	1.66	16
19.93	40.35	18,374	1.62	(0.70)	1.74	84
14.20	17.84	20,842	1.77	(0.80)	1.82	61
12.05	(31.69)	26,025	1.78	(0.52)	1.93	124
17.65	3.88	60,623	1.77	(0.88)	1.78	52
16.99	15.97	107,034	1.76	(0.81)	1.76	35

18.96	(4.10)	63,085	1.60	(0.61)	1.66	16
19.77	40.31	31,181	1.60	(0.68)	1.71	84
14.09	17.91	6,588	1.77	(0.80)	1.81	61
11.95	(31.67)	5,996	1.78	(0.50)	1.94	124
17.50	3.92	12,465	1.77	(0.88)	1.78	52
16.84	15.90	11,602	1.76	(0.81)	1.76	35

21.35	(3.99)	9,121	1.34	(0.37)	1.41	16
22.24	40.67	626	1.34	(0.50)	1.42	84
15.81	18.25	58	1.48	(0.52)	1.56	61
13.37	(2.16)	49	1.49	0.16	1.80	124

21.55	(3.69)	233,175	0.70	0.34	0.71	16
22.39	41.62	53,668	0.71	0.22	0.76	84
15.81	19.05	10,618	0.78	0.20	0.85	61
13.28	6.56	53	0.79	0.19	1.17	124

21.57	(3.63)	176,190	0.65	0.41	0.66	16
22.40	12.34	30,386	0.63	0.25	0.65	84

21.46	(3.79)	2,017,717	0.90	0.06	0.91	16
22.31	41.29	1,463,752	0.91	(0.01)	0.95	84
15.79	18.90	300,304	0.99	(0.02)	1.07	61
13.28	(31.13)	335,992	0.99	0.29	1.19	124
19.33	4.71	581,830	0.99	(0.10)	1.03	52
18.46	16.84	669,951	0.99	(0.04)	1.01	35

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$11.45	$0.06	(e)	$(1.02)	$(0.96)	$(0.07)	$—	$(0.07)
Year Ended June 30, 2011	9.15	0.12	(e)	2.29	2.41	(0.11)	—	(0.11)
Year Ended June 30, 2010	8.09	0.09	(e)	1.04	1.13	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.66	0.18	(e)	(2.54)	(2.36)	(0.21)	—	(0.21)
Year Ended June 30, 2008	18.54	0.20	(e)	(3.94)	(3.74)	(0.17)	(3.97)	(4.14)
Year Ended June 30, 2007	16.55	0.23	(e)	3.52	3.75	(0.23)	(1.53)	(1.76)

Class B
Six Months Ended December 31, 2011 (Unaudited)	11.28	0.04	(e)	(1.01)	(0.97)	(0.04)	—	(0.04)
Year Ended June 30, 2011	9.02	0.06	(e)	2.26	2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(e)	1.02	1.06	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.52	0.13	(e)	(2.50)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(e)	(3.92)	(3.79)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.42	0.14	(e)	3.50	3.64	(0.15)	(1.53)	(1.68)

Class C
Six Months Ended December 31, 2011 (Unaudited)	11.22	0.04	(e)	(1.01)	(0.97)	(0.04)	—	(0.04)
Year Ended June 30, 2011	8.97	0.06	(e)	2.25	2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(e)	1.01	1.05	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.47	0.14	(e)	(2.50)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(e)	(3.91)	(3.78)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.37	0.13	(e)	3.50	3.63	(0.15)	(1.53)	(1.68)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	11.42	0.05	(e)	(1.03)	(0.98)	(0.05)	—	(0.05)
Year Ended June 30, 2011	9.13	0.09	(e)	2.29	2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(e)	1.03	1.10	(0.05)	—	(0.05)
November 3, 2008 (f) through June 30, 2009	8.10	0.11	(e)	0.02	0.13	(0.15)	—	(0.15)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	11.34	0.08	(e)	(1.01)	(0.93)	(0.08)	—	(0.08)
Year Ended June 30, 2011	9.07	0.16	(e)	2.26	2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(e)	1.02	1.16	(0.10)	—	(0.10)
Year Ended June 30, 2009	10.52	0.25	(e)	(2.54)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(e)	(3.91)	(3.64)	(0.24)	(3.97)	(4.21)
Year Ended June 30, 2007	16.41	0.30	(e)	3.50	3.80	(0.31)	(1.53)	(1.84)

Class R6
Six Months Ended December 31, 2011 (Unaudited)	11.34	0.08	(e)	(1.01)	(0.93)	(0.08)	—	(0.08)
November 30, 2010 (f) through June 30, 2011	10.19	0.10	(e)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	11.30	0.07	(e)	(1.01)	(0.94)	(0.07)	—	(0.07)
Year Ended June 30, 2011	9.04	0.13	(e)	2.26	2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(e)	1.01	1.13	(0.08)	—	(0.08)
Year Ended June 30, 2009	10.53	0.20	(e)	(2.51)	(2.31)	(0.23)	—	(0.23)
Year Ended June 30, 2008	18.39	0.24	(e)	(3.92)	(3.68)	(0.21)	(3.97)	(4.18)
Year Ended June 30, 2007	16.42	0.27	(e)	3.50	3.77	(0.27)	(1.53)	(1.80)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.42	(8.39)%	$23,957	0.95%	1.25%	1.09%	59%
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86
8.09	(22.00)	20,557	1.16	2.17	1.17	108
10.66	(23.52)	31,227	1.09	1.39	1.09	93
18.54	23.49	48,264	1.07	1.27	1.07	77

10.27	(8.58)	1,672	1.45	0.73	1.59	59
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86
7.99	(22.32)	3,858	1.66	1.61	1.67	108
10.52	(24.04)	7,337	1.59	0.89	1.59	93
18.38	22.89	14,870	1.57	0.77	1.57	77

10.21	(8.61)	2,570	1.45	0.74	1.59	59
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86
7.95	(22.34)	1,551	1.66	1.67	1.67	108
10.47	(24.06)	2,830	1.59	0.89	1.59	93
18.32	22.92	5,143	1.57	0.77	1.57	77

10.39	(8.52)	115	1.20	1.00	1.34	59
11.42	26.15	123	1.21	0.84	1.32	65
9.13	13.54	58	1.35	0.70	1.35	86
8.08	1.95	51	1.46	2.29	1.47	108

10.33	(8.14)	25,171	0.60	1.59	0.63	59
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86
8.01	(21.58)	57	0.70	3.04	0.70	108
10.52	(23.36)	30,165	0.64	1.87	0.64	93
18.37	24.04	37,350	0.62	1.70	0.62	77

10.33	(8.12)	10,621	0.55	1.66	0.58	59
11.34	12.50	11,006	0.54	1.48	0.55	65

10.29	(8.26)	558,310	0.80	1.40	0.83	59
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86
7.99	(21.78)	351,537	0.91	2.44	0.92	108
10.53	(23.43)	508,456	0.84	1.66	0.84	93
18.39	23.83	710,573	0.82	1.53	0.82	77

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$10.65	$0.05	(e)	$(0.69)	$(0.64)	$(0.05)	$(0.06)	$(0.11)
Year Ended June 30, 2011	8.30	0.08	(e)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(e)	0.95	1.02	(0.07)	—	(0.07)
Year Ended June 30, 2009	9.56	0.11	(e)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)
Year Ended June 30, 2008	12.36	0.10	(e)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)
Year Ended June 30, 2007	11.28	0.10	(e)	2.47	2.57	(0.10)	(1.39)	(1.49)

Class B
Six Months Ended December 31, 2011 (Unaudited)	10.51	0.03	(e)	(0.69)	(0.66)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2011	8.20	0.03	(e)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(e)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.24	0.04	(e)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)
Year Ended June 30, 2007	11.18	0.04	(e)	2.45	2.49	(0.04)	(1.39)	(1.43)

Class C
Six Months Ended December 31, 2011 (Unaudited)	10.47	0.03	(e)	(0.68)	(0.65)	(0.03)	(0.06)	(0.09)
Year Ended June 30, 2011	8.18	0.03	(e)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(e)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.23	0.04	(e)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)
Year Ended June 30, 2007	11.18	0.04	(e)	2.44	2.48	(0.04)	(1.39)	(1.43)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	10.62	0.04	(e)	(0.70)	(0.66)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.29	0.05	(e)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(e)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008 (f) through June 30, 2009	7.36	0.07	(e)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	10.66	0.07	(e)	(0.70)	(0.63)	(0.06)	(0.06)	(0.12)
Year Ended June 30, 2011	8.31	0.12	(e)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(e)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(e)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.16	(e)	2.46	2.62	(0.15)	(1.39)	(1.54)

Class R6
Six Months Ended December 31, 2011 (Unaudited)	10.67	0.07	(e)	(0.69)	(0.62)	(0.07)	(0.06)	(0.13)
November 30, 2010 (f) through June 30, 2011	9.59	0.07	(e)	1.10	1.17	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.90	(6.02)%	$484,722	0.97%	1.06%	1.08%	44%
10.65	29.29	426,536	0.97	0.81	1.07	69
8.30	13.83	184,862	1.05	0.84	1.08	84
7.35	(21.36)	103,103	1.05	1.49	1.12	101
9.56	(10.55)	120,365	1.05	0.91	1.07	103
12.36	24.09	143,393	1.05	0.85	1.10	112

9.77	(6.26)	5,401	1.47	0.52	1.58	44
10.51	28.66	7,113	1.48	0.31	1.56	69
8.20	13.25	8,190	1.57	0.33	1.58	84
7.26	(21.70)	8,559	1.57	0.96	1.61	101
9.45	(11.08)	12,548	1.57	0.38	1.57	103
12.24	23.50	22,375	1.57	0.33	1.60	112

9.73	(6.26)	55,988	1.47	0.55	1.58	44
10.47	28.56	57,089	1.48	0.30	1.57	69
8.18	13.26	27,838	1.57	0.32	1.58	84
7.25	(21.69)	10,216	1.57	0.97	1.62	101
9.44	(11.03)	8,589	1.57	0.40	1.57	103
12.23	23.43	9,417	1.57	0.33	1.60	112

9.86	(6.23)	15,910	1.22	0.83	1.33	44
10.62	28.96	8,533	1.22	0.51	1.32	69
8.29	13.56	492	1.30	0.57	1.33	84
7.35	1.70	51	1.30	1.47	1.39	101

9.91	(5.85)	243,380	0.59	1.51	0.63	44
10.66	29.66	153,501	0.59	1.27	0.61	69
8.31	14.30	209,619	0.59	1.39	0.63	84
7.36	(20.91)	596	0.59	2.08	0.65	101
9.55	(10.16)	96,194	0.59	1.42	0.62	103
12.35	24.66	43,851	0.59	1.31	0.65	112

9.92	(5.83)	653,758	0.54	1.50	0.58	44
10.67	12.17	549,478	0.54	1.15	0.57	69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund (continued)
Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	$10.66	$0.07	(e)	$(0.70)	$(0.63)	$(0.06)	$(0.06)	$(0.12)
Year Ended June 30, 2011	8.31	0.11	(e)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(e)	0.95	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2009	9.55	0.14	(e)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.15	(e)	2.47	2.62	(0.15)	(1.39)	(1.54)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	10.65	0.06	(e)	(0.69)	(0.63)	(0.06)	(0.06)	(0.12)
Year Ended June 30, 2011	8.30	0.10	(e)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(e)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(e)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)
Year Ended June 30, 2008	12.34	0.13	(e)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)
Year Ended June 30, 2007	11.26	0.13	(e)	2.47	2.60	(0.13)	(1.39)	(1.52)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.91	(5.88)%	$449,482	0.64%	1.36%	0.68%	44%
10.66	29.60	500,991	0.64	1.16	0.66	69
8.31	14.40	441,540	0.64	1.25	0.68	84
7.35	(21.04)	263,859	0.64	1.88	0.72	101
9.55	(10.20)	249,806	0.64	1.33	0.67	103
12.35	24.60	223,850	0.64	1.27	0.70	112

9.90	(5.95)	3,160,474	0.79	1.23	0.83	44
10.65	29.47	3,129,167	0.79	1.00	0.82	69
8.30	14.10	1,741,650	0.79	1.10	0.83	84
7.35	(21.04)	1,138,732	0.79	1.76	0.87	101
9.54	(10.34)	987,949	0.79	1.17	0.82	103
12.34	24.44	1,099,173	0.79	1.11	0.85	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Currently, Class A, Class C and Class R5 Shares of the Dynamic Growth Fund are not publicly offered for investment. Effective August 6, 2010, Select Class Shares of the Dynamic Growth Fund were publicly offered for investment.

Class R6 Shares commenced operations on November 30, 2010, for the Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund.

Class R2 and Class R5 Shares commenced operations on February 28, 2011 for Equity Income Fund.

Class R6 Shares commenced operations on January 31, 2012 for Equity Income Fund.

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.

The investment objective of the Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of the Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of the Equity Income Fund is to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The investment objective of the Growth and Income Fund is to seek to provide capital growth over the long-term and earn income from dividends.

The investment objective of the Large Cap Growth Fund is to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

The investment objective of the Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of the U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Disciplined Equity Fund
Total Investments in Securities (a)	$814,516	$3,166	$—	$817,682

Total Liabilities (b)	$(200)	$—	$—	$(200)

Appreciation in Other Financial Instruments
Futures Contracts	$436	$—	$—	$436

Dynamic Growth Fund
Total Investments in Securities (c)	$34,125	$1,068	$—	$35,193

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Equity Income Fund
Total Investments in Securities (b)	$1,313,258	$—	$—	$1,313,258

Growth and Income Fund
Total Investments in Securities (b)	$285,652	$—	$—	$285,652

Large Cap Growth Fund
Total Investments in Securities (c)	$2,993,250	$96,890	$—	$3,090,140

Large Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$60,051	$—	$—	$60,051
Consumer Staples	28,815	—	—	28,815
Energy	80,800	—	—	80,800
Financials	161,292	—	2,374	163,666
Health Care	94,831	—	—	94,831
Industrials	55,379	—	—	55,379
Information Technology	73,153	—	—	73,153
Materials	18,064	—	—	18,064
Telecommunication Services	19,014	—	—	19,014
Utilities	22,205	—	—	22,205

Total Common Stocks	613,604	—	2,374	615,978

Short-Term Investment
Investment Company	6,953	—	—	6,953

Total Investments in Securities	$620,557	$—	$2,374	$622,931

U.S. Equity Fund
Total Investments in Securities (a)	$5,041,743	$20,366	$—	$5,062,109

Appreciation in Other Financial Instruments
Futures Contracts	$512	$—	$—	$512

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral and certain ADRs, the reported values of which are an evaluated price. Please refer to the SOIs for industry specifics of the portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.
(c)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the reported values of which are an evaluated price. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Large Cap Value Fund	Balance as of 6/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11
Investments in Securities
Common Stocks — Financials	$2,306	$—	$68	$—	$—	$—	$—	$—	$2,374

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) was approximately $68,000 for Large Cap Value Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2011 (amounts in thousands):

	Value	Percentage
Large Cap Value Fund	$2,374	0.4%

C. Futures Contracts — The Disciplined Equity Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the six months ended December 31, 2011 (amounts in thousands):

	Disciplined Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$8,485	$37,631
Ending Notional Balance Long	12,025	46,847

D. Securities Lending — Each Fund (except Dynamic Growth Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

For the six months ended December 31, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Disciplined Equity Fund	$—	(a)
Equity Income Fund	1
Large Cap Growth Fund	—	(a)
Large Cap Value Fund	—	(a)
U.S. Equity Fund	2

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Equity Income Fund	$320	$333	$333
U.S. Equity Fund	1,464	1,498	1,498

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Disciplined Equity Fund	$—	(a)
Equity Income Fund	1
Large Cap Growth Fund	—	(a)
Large Cap Value Fund	—	(a)
U.S. Equity Fund	2

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund, which are generally declared and paid annually, and the Equity Income Fund, which are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$1	$—
Equity Income Fund	70	11
Growth and Income Fund	5	1
Large Cap Growth Fund	51	4
Large Cap Value Fund	2	—	(a)
U.S. Equity Fund	73	5

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation (beginning March 1, 2012 for Equity Income Fund), extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%	n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25	n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Income Fund	1.04	1.54%	1.54	1.29%	0.59	n/a	n/a	0.79
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	n/a	0.90
Large Cap Growth Fund	1.10	1.60	1.60	1.35	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.95	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97	1.47	1.47	1.22	0.59	0.54	0.64	0.79

The contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

For the six months ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$—	$152	$—	$152
Dynamic Growth Fund	28	—	10	38
Equity Income Fund	230	—	—	230
Growth and Income Fund	—	—	2	2
Large Cap Growth Fund	—	—	130	130
Large Cap Value Fund	—	98	14	112
U.S. Equity Fund	944	—	176	1,120

Additionally, the Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2011 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Disciplined Equity Fund	$9
Equity Income Fund	25
Growth and Income Fund	7
Large Cap Growth Fund	108
Large Cap Value Fund	8
U.S. Equity Fund	103

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Disciplined Equity Fund	$674,820	$542,660	$—	$—
Dynamic Growth Fund	13,391	18,384	—	—
Equity Income Fund	953,203	190,711	—	—
Growth and Income Fund	51,164	65,537	—	—
Large Cap Growth Fund	1,600,542	359,235	—	—
Large Cap Value Fund	365,988	360,013	—	—
U.S. Equity Fund	2,614,458	2,058,932	—	2,711

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$732,764	$103,070	$18,152	$84,918
Dynamic Growth Fund	33,858	2,807	1,472	1,335
Equity Income Fund	1,192,134	128,795	7,671	121,124
Growth and Income Fund	219,505	73,075	6,928	66,147
Large Cap Growth Fund	3,024,811	215,528	150,199	65,329
Large Cap Value Fund	549,411	90,328	16,808	73,520
U.S. Equity Fund	4,365,974	808,334	112,199	696,135

At June 30, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2012	2017	2018	2019		Total
Disciplined Equity Fund	$—	$7,465	$—	$—		$7,465
Dynamic Growth Fund	—	473	436	—	(a)	909
Growth and Income Fund	—	15,120	76,036	—		91,156
Large Cap Growth Fund (b)	896	—	49,171	—		50,067
Large Cap Value Fund	—	44,519	86,153	—		130,672

(a)	Amount rounds to less than $1,000.
(b)	Includes approximately $896,000 of losses acquired from JPMorgan Equity Growth Fund. A portion of the capital loss carryforward from business combinations may be limited in future years.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Equity Income Fund, Large Cap Growth Fund and U.S. Equity Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owns, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	79.63%
Dynamic Growth Fund	89.04%	n/a
Large Cap Value Fund	87.53	n/a
U.S. Equity Fund	17.73	n/a

Additionally, U.S. Equity Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Funds’ performance.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011 and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$958.00	$4.18	0.85%
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R6
Actual	1,000.00	960.70	1.72	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Institutional Class
Actual	1,000.00	960.20	2.22	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Select Class
Actual	1,000.00	959.60	2.96	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60

Dynamic Growth Fund
Class A
Actual	1,000.00	910.80	6.00	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	908.00	8.39	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R5
Actual	1,000.00	912.80	3.80	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
Select Class
Actual	1,000.00	912.20	4.76	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Equity Income Fund
Class A
Actual	$1,000.00	$999.00	$5.23	1.04%
Hypothetical	1,000.00	1,019.91	5.28	1.04
Class B
Actual	1,000.00	996.70	7.73	1.54
Hypothetical	1,000.00	1,017.39	7.81	1.54
Class C
Actual	1,000.00	996.00	7.73	1.54
Hypothetical	1,000.00	1,017.39	7.81	1.54
Class R2
Actual	1,000.00	998.50	6.48	1.29
Hypothetical	1,000.00	1,018.65	6.55	1.29
Class R5
Actual	1,000.00	1,001.20	2.92	0.58
Hypothetical	1,000.00	1,022.22	2.95	0.58
Select Class
Actual	1,000.00	1,000.40	3.97	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79

Growth and Income Fund
Class A
Actual	1,000.00	953.00	5.94	1.21
Hypothetical	1,000.00	1,019.05	6.14	1.21
Class B
Actual	1,000.00	950.50	8.43	1.72
Hypothetical	1,000.00	1,016.49	8.72	1.72
Class C
Actual	1,000.00	950.70	8.43	1.72
Hypothetical	1,000.00	1,016.49	8.72	1.72
Select Class
Actual	1,000.00	954.40	4.42	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90

Large Cap Growth Fund
Class A
Actual	1,000.00	961.10	5.37	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class B
Actual	1,000.00	958.90	7.88	1.60
Hypothetical	1,000.00	1,017.09	8.11	1.60
Class C
Actual	1,000.00	959.00	7.88	1.60
Hypothetical	1,000.00	1,017.09	8.11	1.60
Class R2
Actual	1,000.00	960.10	6.60	1.34
Hypothetical	1,000.00	1,018.40	6.80	1.34
Class R5
Actual	1,000.00	963.10	3.45	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class R6
Actual	1,000.00	963.70	3.21	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Select Class
Actual	1,000.00	962.10	4.44	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Large Cap Value Fund
Class A
Actual	$1,000.00	$916.10	$4.58	0.95%
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class B
Actual	1,000.00	914.20	6.98	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class C
Actual	1,000.00	913.90	6.98	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class R2
Actual	1,000.00	914.80	5.78	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class R5
Actual	1,000.00	918.60	2.89	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R6
Actual	1,000.00	918.80	2.65	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Select Class
Actual	1,000.00	917.40	3.86	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80

U.S. Equity Fund
Class A
Actual	1,000.00	939.80	4.73	0.97
Hypothetical	1,000.00	1,020.26	4.93	0.97
Class B
Actual	1,000.00	937.40	7.16	1.47
Hypothetical	1,000.00	1,017.75	7.46	1.47
Class C
Actual	1,000.00	937.40	7.16	1.47
Hypothetical	1,000.00	1,017.75	7.46	1.47
Class R2
Actual	1,000.00	937.70	5.94	1.22
Hypothetical	1,000.00	1,019.00	6.19	1.22
Class R5
Actual	1,000.00	941.50	2.88	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R6
Actual	1,000.00	941.70	2.64	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Institutional Class
Actual	1,000.00	941.20	3.12	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64
Select Class
Actual	1,000.00	940.50	3.85	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the

Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing that the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them,

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Large Cap Growth Fund and Large Cap Value Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, these Funds retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Dynamic Growth Fund and Growth and Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance was in the second quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2010, and in the first, first and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Dynamic Growth Fund’s performance was in the first and second quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Income Fund’s performance was in the first, second and third quintiles for Class A shares and in the first, second and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance was in the second, fourth and fourth quintiles for Class A shares and in the first, fourth and fourth quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Large Cap Growth Fund’s performance was in the first, second and first quintiles for Class A shares and in the first quintile for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Value Fund’s performance was in the fourth, second and third quintiles for Class A and in the third, second, and second quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the U.S. Equity Fund’s performance was in the second, first and first quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Dynamic Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for both Class A and Select shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	SAN-LCE-1211

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2011 (Unaudited)

JPMorgan Equity Index Fund

JPMorgan Market Expansion Index Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purpose only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S.-based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the

Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and -10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO — Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	1

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-3.76%
S&P 500 Index	-3.69%

Net Assets as of 12/31/2011 (In Thousands)	$1,678,351

INVESTMENT OBJECTIVE**

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).***

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) slightly underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2011. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to that of the Benchmark.

The reporting period began amid uncertainty surrounding global economic growth, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in the Benchmark during the third quarter of 2011. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but the Benchmark still finished the six months ended December 31, 2011 with a 3.69% loss.

Most sectors in the Benchmark produced negative returns during the six-month period. The financials and materials sectors generated the lowest returns, while the utilities and consumer staples sectors produced positive returns and were the strongest performing sectors.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full replication index strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Exxon Mobil Corp.	3.5%
2.	Apple, Inc.	3.3
3.	International Business Machines Corp.	1.9
4.	Chevron Corp.	1.9
5.	Microsoft Corp.	1.7
6.	General Electric Co.	1.7
7.	Procter & Gamble Co. (The)	1.6
8.	AT&T, Inc.	1.6
9.	Johnson & Johnson	1.6
10.	Pfizer, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	18.9%
Financials	13.4
Energy	12.2
Health Care	11.8
Consumer Staples	11.5
Industrials	10.6
Consumer Discretionary	10.6
Utilities	3.8
Materials	3.5
Telecommunication Services	3.2
Short-Term Investment	0.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(3.88)%	1.69%	(0.64)%	2.46%
With Sales Charge**		(8.93)	(3.65)	(1.71)	1.91
CLASS B SHARES	1/14/94
Without CDSC		(4.25)	0.93	(1.38)	1.84
With CDSC***		(9.25)	(4.07)	(1.81)	1.84
CLASS C SHARES	11/4/97
Without CDSC		(4.27)	0.94	(1.38)	1.69
With CDSC****		(5.27)	(0.06)	(1.38)	1.69
SELECT CLASS SHARES	7/2/91	(3.76)	1.96	(0.39)	2.71

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper S&P 500 Objective Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper

S&P 500 Objective Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

JPMorgan Market Expansion Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-9.03%
S&P 1000 Index***	-8.47%

Net Assets as of 12/31/2011 (In Thousands)	$1,092,924

INVESTMENT OBJECTIVE**

The JPMorgan Market Expansion Index Fund (the “Fund”) seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).***

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 1000 Index (the “Benchmark”) for the six months ended December 31, 2011. The Benchmark is a blend of the S&P’s SmallCap 600 and the S&P’s MidCap 400.

The reporting period began amid uncertainty surrounding global economic growth, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in the Benchmark during the third quarter of 2011. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but the Benchmark still finished the six months ended December 31, 2011 with an 8.47% loss.

There were two principal drivers to the Fund’s portfolio mangers’ selection process: valuation (how a stock is priced relative to its intrinsic value) and fundamentals (how healthy they judge the company’s short-term operating trends to be). They used a “bottom up” approach, meaning they selected stocks based on the attractiveness of individual companies (as opposed to the so-called “top-down” approach, which focuses on economic, sector, and market data to guide stock selection). Relative to the Benchmark, the Fund’s worst performing sectors during the six-month period were the industrial commodities and financials sectors. The best performing sectors were the biotechnology and consumer capital spending sectors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to follow an industry-neutral approach to portfolio construction. Using a quantitative model, they focused on, what they believed to be, the best stocks in each of approximately 60 industries, and generally owned 850 to 900 stocks to retain the Fund’s enhanced index approach in implementing the strategy. The Fund’s portfolio managers took modestly active positions in individual stocks, generally 10 to 25 basis points greater or lesser than the Benchmark. Looking at valuation and fundamentals, the Fund’s portfolio managers overweighted what they believed were attractively priced stocks with improving fundamentals and underweighted what they believed were expensive stocks with deteriorating fundamentals based on their stock selection process.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Alliance Data Systems Corp.	0.7%
2.	PetSmart, Inc.	0.6
3.	Omnicare, Inc.	0.6
4.	Kansas City Southern	0.6
5.	Smithfield Foods, Inc.	0.5
6.	AGCO Corp.	0.5
7.	Questcor Pharmaceuticals, Inc.	0.5
8.	Foot Locker, Inc.	0.5
9.	New York Community Bancorp, Inc.	0.5
10.	Gardner Denver, Inc.	0.5

PORTFOLIO COMPOSITION BY SECTOR****
Financials	19.3%
Industrials	17.4
Information Technology	16.9
Consumer Discretionary	13.2
Health Care	10.1
Energy	6.1
Materials	5.5
Utilities	5.0
Consumer Staples	4.3
Telecommunication Services	0.5
U.S. Treasury Obligations	0.5
Short-Term Investment	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P SmallCap 600 Index”, “S&P MidCap 400 Index” and “S&P 1000 Index” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/31/98
Without Sales Charge		(9.18)%	(1.90)%	1.68%	6.45%
With Sales Charge**		(13.96)	(7.02)	0.58	5.88
CLASS B SHARES	7/31/98
Without CDSC		(9.52)	(2.58)	0.95	5.83
With CDSC***		(14.52)	(7.58)	0.56	5.83
CLASS C SHARES	3/22/99
Without CDSC		(9.40)	(2.52)	0.95	5.68
With CDSC****		(10.40)	(3.52)	0.95	5.68
CLASS R2 SHARES	11/3/08	(9.28)	(2.20)	1.32	6.09
SELECT CLASS SHARES	7/31/98	(9.03)	(1.66)	1.93	6.72

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index, and the Lipper Mid-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of small and mid-size companies in the U.S. stock market. The S&P 1000 Index is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.6%
	Consumer Discretionary — 10.6%
	Auto Components — 0.3%
16	BorgWarner, Inc. (a)	1,026
36	Goodyear Tire & Rubber Co. (The) (a)	508
100	Johnson Controls, Inc.	3,122

		4,656

	Automobiles — 0.4%
558	Ford Motor Co. (a)	6,001
34	Harley-Davidson, Inc.	1,326

		7,327

	Distributors — 0.1%
23	Genuine Parts Co.	1,398

	Diversified Consumer Services — 0.1%
17	Apollo Group, Inc., Class A (a)	919
9	DeVry, Inc.	342
43	H&R Block, Inc.	702

		1,963

	Hotels, Restaurants & Leisure — 2.0%
66	Carnival Corp.	2,168
5	Chipotle Mexican Grill, Inc. (a)	1,551
19	Darden Restaurants, Inc.	882
44	International Game Technology	751
39	Marriott International, Inc., Class A	1,148
150	McDonald’s Corp.	15,068
109	Starbucks Corp.	5,034
28	Starwood Hotels & Resorts Worldwide, Inc.	1,353
22	Wyndham Worldwide Corp.	848
12	Wynn Resorts Ltd.	1,284
68	Yum! Brands, Inc.	3,988

		34,075

	Household Durables — 0.2%
41	D.R. Horton, Inc.	515
10	Harman International Industries, Inc.	391
20	Leggett & Platt, Inc.	471
24	Lennar Corp., Class A	464
42	Newell Rubbermaid, Inc.	686
49	PulteGroup, Inc. (a)	312
11	Whirlpool Corp.	532

		3,371

	Internet & Catalog Retail — 0.8%
53	Amazon.com, Inc. (a)	9,243
14	Expedia, Inc.	404
8	NetFlix, Inc. (a)	563
7	priceline.com, Inc. (a)	3,417

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — Continued
14	TripAdvisor, Inc. (a)	351

		13,978

	Leisure Equipment & Products — 0.1%
17	Hasbro, Inc.	543
50	Mattel, Inc.	1,380

		1,923

	Media — 3.1%
32	Cablevision Systems Corp., Class A	461
96	CBS Corp. (Non-Voting), Class B	2,607
400	Comcast Corp., Class A	9,482
104	DIRECTV, Class A (a)	4,428
39	Discovery Communications, Inc., Class A (a)	1,589
35	Gannett Co., Inc.	468
68	Interpublic Group of Cos., Inc. (The)	659
43	McGraw-Hill Cos., Inc. (The)	1,937
322	News Corp., Class A	5,742
40	Omnicom Group, Inc.	1,805
14	Scripps Networks Interactive, Inc., Class A	606
47	Time Warner Cable, Inc.	2,977
147	Time Warner, Inc.	5,309
81	Viacom, Inc., Class B	3,680
264	Walt Disney Co. (The)	9,888
1	Washington Post Co. (The), Class B	269

		51,907

	Multiline Retail — 0.8%
10	Big Lots, Inc. (a)	363
17	Dollar Tree, Inc. (a)	1,452
17	Family Dollar Stores, Inc.	994
21	J.C. Penney Co., Inc.	737
37	Kohl’s Corp.	1,836
62	Macy’s, Inc.	1,983
24	Nordstrom, Inc.	1,180
6	Sears Holdings Corp. (a)	179
99	Target Corp.	5,049

		13,773

	Specialty Retail — 2.0%
13	Abercrombie & Fitch Co., Class A	616
7	AutoNation, Inc. (a)	257
4	AutoZone, Inc. (a)	1,332
35	Bed Bath & Beyond, Inc. (a)	2,043
43	Best Buy Co., Inc.	1,006
33	CarMax, Inc. (a)	1,013
20	GameStop Corp., Class A (a) (c)	490

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Specialty Retail — Continued
51		Gap, Inc. (The)	945
226		Home Depot, Inc. (The)	9,512
36		Limited Brands, Inc.	1,457
184		Lowe’s Cos., Inc.	4,666
—	(h)	Orchard Supply Hardware Stores Corp., Class A (a) (f) (i)	—
19		O’Reilly Automotive, Inc. (a)	1,506
34		Ross Stores, Inc.	1,613
103		Staples, Inc.	1,426
19		Tiffany & Co.	1,235
55		TJX Cos., Inc.	3,573
16		Urban Outfitters, Inc. (a)	449

			33,139

		Textiles, Apparel & Luxury Goods — 0.7%
43		Coach, Inc.	2,614
54		NIKE, Inc., Class B	5,247
9		Ralph Lauren Corp.	1,307
13		V.F. Corp.	1,625

			10,793

		Total Consumer Discretionary	178,303

		Consumer Staples — 11.5%
		Beverages — 2.7%
23		Beam, Inc.	1,169
15		Brown-Forman Corp., Class B	1,192
333		Coca-Cola Co. (The)	23,325
46		Coca-Cola Enterprises, Inc.	1,181
26		Constellation Brands, Inc., Class A (a)	528
31		Dr. Pepper Snapple Group, Inc.	1,242
23		Molson Coors Brewing Co., Class B	1,007
229		PepsiCo, Inc.	15,225

			44,869

		Food & Staples Retailing — 2.4%
64		Costco Wholesale Corp.	5,300
191		CVS Caremark Corp.	7,791
88		Kroger Co. (The)	2,123
50		Safeway, Inc.	1,050
31		SUPERVALU, Inc.	253
87		Sysco Corp.	2,539
131		Walgreen Co.	4,315
256		Wal-Mart Stores, Inc.	15,320
23		Whole Foods Market, Inc.	1,631

			40,322

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.9%
98	Archer-Daniels-Midland Co.	2,804
26	Campbell Soup Co.	875
61	ConAgra Foods, Inc.	1,606
27	Dean Foods Co. (a)	302
94	General Mills, Inc.	3,816
47	H.J. Heinz Co.	2,540
22	Hershey Co. (The)	1,388
20	Hormel Foods Corp.	593
17	JM Smucker Co. (The)	1,306
36	Kellogg Co.	1,839
259	Kraft Foods, Inc., Class A	9,688
19	McCormick & Co., Inc. (Non-Voting)	982
30	Mead Johnson Nutrition Co.	2,053
87	Sara Lee Corp.	1,641
43	Tyson Foods, Inc., Class A	885

		32,318

	Household Products — 2.3%
19	Clorox Co. (The)	1,289
71	Colgate-Palmolive Co.	6,563
58	Kimberly-Clark Corp.	4,255
404	Procter & Gamble Co. (The)	26,939

		39,046

	Personal Products — 0.2%
63	Avon Products, Inc.	1,105
16	Estee Lauder Cos., Inc. (The), Class A	1,841

		2,946

	Tobacco — 2.0%
302	Altria Group, Inc.	8,949
20	Lorillard, Inc.	2,259
255	Philip Morris International, Inc.	20,008
50	Reynolds American, Inc.	2,055

		33,271

	Total Consumer Staples	192,772

	Energy — 12.2%
	Energy Equipment & Services — 2.0%
64	Baker Hughes, Inc.	3,116
36	Cameron International Corp. (a)	1,770
10	Diamond Offshore Drilling, Inc.	564
35	FMC Technologies, Inc. (a)	1,827
135	Halliburton Co.	4,661
16	Helmerich & Payne, Inc.	918
42	Nabors Industries Ltd., (Bermuda) (a)	732
62	National Oilwell Varco, Inc.	4,230

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy Equipment & Services — Continued
37	Noble Corp., (Switzerland) (a)	1,129
18	Rowan Cos., Inc. (a)	556
197	Schlumberger Ltd.	13,456

		32,959

	Oil, Gas & Consumable Fuels — 10.2%
32	Alpha Natural Resources, Inc. (a)	659
73	Anadarko Petroleum Corp.	5,579
56	Apache Corp.	5,106
15	Cabot Oil & Gas Corp.	1,164
97	Chesapeake Energy Corp.	2,157
292	Chevron Corp.	31,100
195	ConocoPhillips	14,201
33	Consol Energy, Inc.	1,222
58	Denbury Resources, Inc. (a)	881
59	Devon Energy Corp.	3,675
113	El Paso Corp.	3,008
39	EOG Resources, Inc.	3,887
22	EQT Corp.	1,202
704	Exxon Mobil Corp.	59,630
44	Hess Corp.	2,484
103	Marathon Oil Corp.	3,023
52	Marathon Petroleum Corp.	1,742
28	Murphy Oil Corp.	1,583
19	Newfield Exploration Co. (a)	734
26	Noble Energy, Inc.	2,432
119	Occidental Petroleum Corp.	11,164
40	Peabody Energy Corp.	1,316
18	Pioneer Natural Resources Co.	1,607
26	QEP Resources, Inc.	761
23	Range Resources Corp.	1,422
51	Southwestern Energy Co. (a)	1,629
95	Spectra Energy Corp.	2,935
16	Sunoco, Inc.	643
21	Tesoro Corp. (a)	488
82	Valero Energy Corp.	1,729
87	Williams Cos., Inc. (The)	2,857

		172,020

	Total Energy	204,979

	Financials — 13.4%
	Capital Markets — 1.8%
33	Ameriprise Financial, Inc.	1,648
178	Bank of New York Mellon Corp. (The)	3,544
15	BlackRock, Inc.	2,621
158	Charles Schwab Corp. (The)	1,784

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
37	E*Trade Financial Corp. (a)	297
14	Federated Investors, Inc., Class B	205
21	Franklin Resources, Inc.	2,052
72	Goldman Sachs Group, Inc. (The)	6,534
66	Invesco Ltd.	1,330
18	Legg Mason, Inc.	439
218	Morgan Stanley	3,296
35	Northern Trust Corp.	1,403
72	State Street Corp.	2,910
37	T. Rowe Price Group, Inc.	2,112

		30,175

	Commercial Banks — 2.6%
102	BB&T Corp.	2,575
29	Comerica, Inc.	752
135	Fifth Third Bancorp	1,717
39	First Horizon National Corp.	310
127	Huntington Bancshares, Inc.	696
140	KeyCorp	1,075
18	M&T Bank Corp.	1,408
77	PNC Financial Services Group, Inc.	4,453
185	Regions Financial Corp.	795
79	SunTrust Banks, Inc.	1,395
280	U.S. Bancorp	7,577
774	Wells Fargo & Co.	21,332
27	Zions Bancorp	440

		44,525

	Consumer Finance — 0.8%
148	American Express Co.	6,996
67	Capital One Financial Corp.	2,853
81	Discover Financial Services	1,936
75	SLM Corp.	1,001

		12,786

	Diversified Financial Services — 2.7%
1,488	Bank of America Corp.	8,271
429	Citigroup, Inc.	11,290
10	CME Group, Inc., Class A	2,374
11	IntercontinentalExchange, Inc. (a)	1,286
558	JPMorgan Chase & Co. (q)	18,544
29	Leucadia National Corp.	661
29	Moody’s Corp.	966
19	NASDAQ OMX Group, Inc. (The) (a)	459
38	NYSE Euronext	1,004

		44,855

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — 3.6%
49	ACE Ltd., (Switzerland)	3,467
69	Aflac, Inc.	2,964
74	Allstate Corp. (The)	2,033
64	American International Group, Inc. (a)	1,487
47	Aon Corp.	2,221
14	Assurant, Inc.	555
258	Berkshire Hathaway, Inc., Class B (a)	19,688
41	Chubb Corp. (The)	2,825
24	Cincinnati Financial Corp.	725
72	Genworth Financial, Inc., Class A (a)	472
65	Hartford Financial Services Group, Inc.	1,063
44	Lincoln National Corp.	860
45	Loews Corp.	1,687
79	Marsh & McLennan Cos., Inc.	2,497
155	MetLife, Inc.	4,840
45	Principal Financial Group, Inc.	1,102
91	Progressive Corp. (The)	1,766
69	Prudential Financial, Inc.	3,472
15	Torchmark Corp.	649
61	Travelers Cos., Inc. (The)	3,585
43	Unum Group	904
47	XL Group plc, (Ireland)	930

		59,792

	Real Estate Investment Trusts (REITs) — 1.8%
18	Apartment Investment & Management Co., Class A	406
14	AvalonBay Communities, Inc.	1,823
22	Boston Properties, Inc.	2,158
44	Equity Residential	2,483
60	HCP, Inc.	2,480
28	Health Care REIT, Inc.	1,519
104	Host Hotels & Resorts, Inc.	1,531
60	Kimco Realty Corp.	970
24	Plum Creek Timber Co., Inc.	865
67	ProLogis, Inc.	1,923
21	Public Storage	2,802
43	Simon Property Group, Inc.	5,560
42	Ventas, Inc.	2,330
27	Vornado Realty Trust	2,081
79	Weyerhaeuser Co.	1,470

		30,401

	Real Estate Management & Development — 0.0% (g)
48	CBRE Group, Inc. (a)	724

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — 0.1%
77	Hudson City Bancorp, Inc.	484
53	People’s United Financial, Inc.	680

		1,164

	Total Financials	224,422

	Health Care — 11.8%
	Biotechnology — 1.2%
116	Amgen, Inc.	7,476
36	Biogen Idec, Inc. (a)	3,924
65	Celgene Corp. (a)	4,405
110	Gilead Sciences, Inc. (a)	4,512

		20,317

	Health Care Equipment & Supplies — 1.8%
83	Baxter International, Inc.	4,095
32	Becton, Dickinson & Co.	2,357
217	Boston Scientific Corp. (a)	1,161
13	C.R. Bard, Inc.	1,076
33	CareFusion Corp. (a)	838
71	Covidien plc, (Ireland)	3,187
21	DENTSPLY International, Inc.	727
17	Edwards Lifesciences Corp. (a)	1,184
6	Intuitive Surgical, Inc. (a)	2,650
155	Medtronic, Inc.	5,925
47	St. Jude Medical, Inc.	1,606
48	Stryker Corp.	2,373
17	Varian Medical Systems, Inc. (a)	1,109
26	Zimmer Holdings, Inc. (a)	1,405

		29,693

	Health Care Providers & Services — 2.1%
53	Aetna, Inc.	2,244
38	AmerisourceBergen Corp.	1,410
51	Cardinal Health, Inc.	2,059
42	Cigna Corp.	1,760
21	Coventry Health Care, Inc. (a)	643
14	DaVita, Inc. (a)	1,040
71	Express Scripts, Inc. (a)	3,191
24	Humana, Inc.	2,103
15	Laboratory Corp. of America Holdings (a)	1,250
36	McKesson Corp.	2,808
57	Medco Health Solutions, Inc. (a)	3,177
14	Patterson Cos., Inc.	405
23	Quest Diagnostics, Inc.	1,344
64	Tenet Healthcare Corp. (a)	327
156	UnitedHealth Group, Inc.	7,930
51	WellPoint, Inc.	3,383

		35,074

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Technology — 0.1%
21	Cerner Corp. (a)	1,310

	Life Sciences Tools & Services — 0.4%
51	Agilent Technologies, Inc. (a)	1,780
26	Life Technologies Corp. (a)	1,017
17	PerkinElmer, Inc.	332
56	Thermo Fisher Scientific, Inc. (a)	2,497
13	Waters Corp. (a)	974

		6,600

	Pharmaceuticals — 6.2%
229	Abbott Laboratories	12,857
45	Allergan, Inc.	3,928
249	Bristol-Myers Squibb Co.	8,765
150	Eli Lilly & Co.	6,215
39	Forest Laboratories, Inc. (a)	1,187
24	Hospira, Inc. (a)	734
401	Johnson & Johnson	26,285
447	Merck & Co., Inc.	16,865
63	Mylan, Inc. (a)	1,343
14	Perrigo Co.	1,331
1,128	Pfizer, Inc.	24,415
19	Watson Pharmaceuticals, Inc. (a)	1,126

		105,051

	Total Health Care	198,045

	Industrials — 10.6%
	Aerospace & Defense — 2.6%
109	Boeing Co. (The)	8,002
52	General Dynamics Corp.	3,471
18	Goodrich Corp.	2,273
114	Honeywell International, Inc.	6,170
15	L-3 Communications Holdings, Inc.	977
39	Lockheed Martin Corp.	3,151
38	Northrop Grumman Corp.	2,243
21	Precision Castparts Corp.	3,487
51	Raytheon Co.	2,458
22	Rockwell Collins, Inc.	1,230
41	Textron, Inc.	755
133	United Technologies Corp.	9,720

		43,937

	Air Freight & Logistics — 1.0%
24	C.H. Robinson Worldwide, Inc.	1,682
31	Expeditors International of Washington, Inc.	1,275
47	FedEx Corp.	3,888
142	United Parcel Service, Inc., Class B	10,366

		17,211

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 0.1%
114	Southwest Airlines Co.	978

	Building Products — 0.0% (g)
53	Masco Corp.	550

	Commercial Services & Supplies — 0.4%
15	Avery Dennison Corp.	443
16	Cintas Corp.	563
27	Iron Mountain, Inc.	839
29	Pitney Bowes, Inc.	543
28	R.R. Donnelley & Sons Co.	398
46	Republic Services, Inc.	1,273
12	Stericycle, Inc. (a)	973
68	Waste Management, Inc.	2,210

		7,242

	Construction & Engineering — 0.2%
25	Fluor Corp.	1,252
19	Jacobs Engineering Group, Inc. (a)	763
31	Quanta Services, Inc. (a)	664

		2,679

	Electrical Equipment — 0.5%
23	Cooper Industries plc	1,257
108	Emerson Electric Co.	5,031
21	Rockwell Automation, Inc.	1,528
14	Roper Industries, Inc.	1,230

		9,046

	Industrial Conglomerates — 2.6%
103	3M Co.	8,407
84	Danaher Corp.	3,933
1,550	General Electric Co. (k)	27,752
68	Tyco International Ltd., (Switzerland)	3,168

		43,260

	Machinery — 2.0%
95	Caterpillar, Inc.	8,599
28	Cummins, Inc.	2,491
61	Deere & Co.	4,699
27	Dover Corp.	1,580
49	Eaton Corp.	2,135
8	Flowserve Corp.	810
71	Illinois Tool Works, Inc.	3,313
46	Ingersoll-Rand plc, (Ireland)	1,396
15	Joy Global, Inc.	1,156
53	PACCAR, Inc.	1,970
17	Pall Corp.	966
22	Parker Hannifin Corp.	1,691

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Machinery — Continued
9		Snap-on, Inc.	432
25		Stanley Black & Decker, Inc.	1,676
27		Xylem, Inc.	696

			33,610

		Professional Services — 0.1%
7		Dun & Bradstreet Corp. (The)	534
18		Equifax, Inc.	688
21		Robert Half International, Inc.	597

			1,819

		Road & Rail — 0.9%
154		CSX Corp.	3,245
49		Norfolk Southern Corp.	3,594
8		Ryder System, Inc.	399
71		Union Pacific Corp.	7,512

			14,750

		Trading Companies & Distributors — 0.2%
43		Fastenal Co.	1,890
9		W.W. Grainger, Inc.	1,667

			3,557

		Total Industrials	178,639

		Information Technology — 18.9%
		Communications Equipment — 2.1%
789		Cisco Systems, Inc.	14,266
—	(h)	Comverse Technology, Inc. (a)	3
12		F5 Networks, Inc. (a)	1,238
17		Harris Corp.	612
34		JDS Uniphase Corp. (a)	351
77		Juniper Networks, Inc. (a)	1,576
39		Motorola Mobility Holdings, Inc. (a)	1,501
42		Motorola Solutions, Inc.	1,946
247		QUALCOMM, Inc.	13,495

			34,988

		Computers & Peripherals — 4.6%
136		Apple, Inc. (a)	55,247
224		Dell, Inc. (a)	3,279
299		EMC Corp. (a)	6,449
292		Hewlett-Packard Co.	7,513
11		Lexmark International, Inc., Class A	348
53		NetApp, Inc. (a)	1,909
35		SanDisk Corp. (a)	1,736
34		Western Digital Corp. (a)	1,062

			77,543

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.4%
24	Amphenol Corp., Class A	1,104
231	Corning, Inc.	2,994
23	FLIR Systems, Inc.	574
27	Jabil Circuit, Inc.	529
20	Molex, Inc.	480
62	TE Connectivity Ltd., (Switzerland)	1,920

		7,601

	Internet Software & Services — 2.0%
26	Akamai Technologies, Inc. (a)	850
169	eBay, Inc. (a)	5,115
37	Google, Inc., Class A (a)	23,950
23	VeriSign, Inc.	834
182	Yahoo!, Inc. (a)	2,936

		33,685

	IT Services — 3.9%
94	Accenture plc, (Ireland), Class A	5,007
72	Automatic Data Processing, Inc.	3,874
44	Cognizant Technology Solutions Corp., Class A (a)	2,852
23	Computer Sciences Corp.	539
36	Fidelity National Information Services, Inc.	947
21	Fiserv, Inc. (a)	1,214
173	International Business Machines Corp.	31,810
16	MasterCard, Inc., Class A	5,834
47	Paychex, Inc.	1,425
41	SAIC, Inc. (a)	498
25	Teradata Corp. (a)	1,192
24	Total System Services, Inc.	466
75	Visa, Inc., Class A	7,579
91	Western Union Co. (The)	1,659

		64,896

	Office Electronics — 0.1%
204	Xerox Corp.	1,621

	Semiconductors & Semiconductor Equipment — 2.3%
86	Advanced Micro Devices, Inc. (a)	464
47	Altera Corp.	1,747
44	Analog Devices, Inc.	1,565
192	Applied Materials, Inc.	2,052
71	Broadcom Corp., Class A (a)	2,090
9	First Solar, Inc. (a)	291
747	Intel Corp.	18,124
24	KLA-Tencor Corp.	1,180
33	Linear Technology Corp.	1,004
83	LSI Corp. (a)	492

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
28	Microchip Technology, Inc.	1,028
145	Micron Technology, Inc. (a)	912
10	Novellus Systems, Inc. (a)	404
90	NVIDIA Corp. (a)	1,242
27	Teradyne, Inc. (a)	368
168	Texas Instruments, Inc.	4,882
39	Xilinx, Inc.	1,235

		39,080

	Software — 3.5%
72	Adobe Systems, Inc. (a)	2,037
33	Autodesk, Inc. (a)	1,010
25	BMC Software, Inc. (a)	819
54	CA, Inc.	1,098
27	Citrix Systems, Inc. (a)	1,662
49	Electronic Arts, Inc. (a)	1,002
44	Intuit, Inc.	2,294
1,099	Microsoft Corp.	28,527
578	Oracle Corp.	14,813
28	Red Hat, Inc. (a)	1,169
20	Salesforce.com, Inc. (a)	2,025
108	Symantec Corp. (a)	1,693

		58,149

	Total Information Technology	317,563

	Materials — 3.5%
	Chemicals — 2.2%
31	Air Products & Chemicals, Inc.	2,632
10	Airgas, Inc.	783
10	CF Industries Holdings, Inc.	1,391
173	Dow Chemical Co. (The)	4,989
136	E.I. du Pont de Nemours & Co.	6,208
20	Eastman Chemical Co.	789
44	Ecolab, Inc.	2,547
10	FMC Corp.	889
12	International Flavors & Fragrances, Inc.	622
79	Monsanto Co.	5,506
44	Mosaic Co. (The)	2,204
23	PPG Industries, Inc.	1,892
44	Praxair, Inc.	4,703
13	Sherwin-Williams Co. (The)	1,129
18	Sigma-Aldrich Corp.	1,104

		37,388

	Construction Materials — 0.1%
19	Vulcan Materials Co.	746

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.1%
24	Ball Corp.	853
15	Bemis Co., Inc.	455
24	Owens-Illinois, Inc. (a)	467
28	Sealed Air Corp.	485

		2,260

	Metals & Mining — 0.9%
156	Alcoa, Inc.	1,351
16	Allegheny Technologies, Inc.	746
21	Cliffs Natural Resources, Inc.	1,309
139	Freeport-McMoRan Copper & Gold, Inc.	5,119
73	Newmont Mining Corp.	4,358
46	Nucor Corp.	1,840
12	Titanium Metals Corp.	181
21	United States Steel Corp.	559

		15,463

	Paper & Forest Products — 0.2%
64	International Paper Co.	1,899
25	MeadWestvaco Corp.	750

		2,649

	Total Materials	58,506

	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 2.9%
870	AT&T, Inc.	26,302
91	CenturyLink, Inc.	3,372
146	Frontier Communications Corp.	752
416	Verizon Communications, Inc.	16,671
86	Windstream Corp.	1,005

		48,102

	Wireless Telecommunication Services — 0.3%
58	American Tower Corp., Class A	3,461
43	MetroPCS Communications, Inc. (a)	374
440	Sprint Nextel Corp. (a)	1,029

		4,864

	Total Telecommunication Services	52,966

	Utilities — 3.9%
	Electric Utilities — 2.1%
71	American Electric Power Co., Inc.	2,928
196	Duke Energy Corp.	4,303
48	Edison International	1,980
26	Entergy Corp.	1,888
97	Exelon Corp.	4,221
61	FirstEnergy Corp.	2,719
62	NextEra Energy, Inc.	3,776

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electric Utilities — Continued
26	Northeast Utilities	937
33	Pepco Holdings, Inc.	676
16	Pinnacle West Capital Corp.	772
85	PPL Corp.	2,497
43	Progress Energy, Inc.	2,426
127	Southern Co. (The)	5,856

		34,979

	Gas Utilities — 0.1%
17	AGL Resources, Inc.	724
15	ONEOK, Inc.	1,310

		2,034

	Independent Power Producers & Energy Traders — 0.2%
95	AES Corp. (The) (a)	1,120
30	Constellation Energy Group, Inc.	1,174
34	NRG Energy, Inc. (a)	612

		2,906

	Multi-Utilities — 1.5%
36	Ameren Corp.	1,178
63	CenterPoint Energy, Inc.	1,256
37	CMS Energy Corp.	817
43	Consolidated Edison, Inc.	2,667
84	Dominion Resources, Inc.	4,438
25	DTE Energy Co.	1,353
11	Integrys Energy Group, Inc.	619
41	NiSource, Inc.	982
60	PG&E Corp.	2,455
74	Public Service Enterprise Group, Inc.	2,451
17	SCANA Corp.	763
35	Sempra Energy	1,935
32	TECO Energy, Inc.	606
34	Wisconsin Energy Corp.	1,187

SHARES		SECURITY DESCRIPTION	VALUE($)

		Multi-Utilities — Continued
71		Xcel Energy, Inc.	1,967

			24,674

		Total Utilities	64,593

		Total Common Stocks (Cost $861,273)	1,670,788

Preferred Stock — 0.0%
		Consumer Discretionary — 0.0%
		Specialty Retail — 0.0%
—	(h)	Orchard Supply Hardware Stores Corp., Series A, Zero Coupon (a) (f) (i) (Cost $—)	—

NUMBER OF WARRANTS
Warrant — 0.0% (g)
		Financials — 0.0% (g)
		Insurance — 0.0% (g)
12		American International Group, Inc., expiring 01/19/21 (a) (Cost $—)	69

SHARES
Short-Term Investment — 0.5%
		Investment Company — 0.5%
9,181		JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $9,181)	9,181

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
		Investment Company — 0.0% (g)
480		JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $480)	480

		Total Investments — 100.1% (Cost $870,934)	1,680,518
		Liabilities in Excess of Other Assets — (0.1)%	(2,167)

		NET ASSETS — 100.0%	$1,678,351

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
236	E-mini S&P 500	03/16/12	$14,781	$137

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.1%
	Consumer Discretionary — 13.3%
	Auto Components — 0.1%
13	Drew Industries, Inc. (a)	330
10	Gentex Corp.	305
24	Spartan Motors, Inc.	115
13	Standard Motor Products, Inc.	264
16	Superior Industries International, Inc.	267

		1,281

	Automobiles — 0.2%
64	Thor Industries, Inc.	1,749
21	Winnebago Industries, Inc. (a)	156

		1,905

	Distributors — 0.4%
87	LKQ Corp. (a)	2,614
44	Pool Corp.	1,319
13	VOXX International Corp. (a)	109

		4,042

	Diversified Consumer Services — 1.3%
12	American Public Education, Inc. (a)	518
13	Apollo Group, Inc., Class A (a)	688
11	Capella Education Co. (a)	411
86	Coinstar, Inc. (a) (c)	3,918
61	Corinthian Colleges, Inc. (a)	132
45	Hillenbrand, Inc.	1,009
57	ITT Educational Services, Inc. (a) (c)	3,261
16	Lincoln Educational Services Corp.	129
21	Matthews International Corp., Class A	659
42	Regis Corp.	693
11	School Specialty, Inc. (a)	28
213	Service Corp. International	2,273
14	Universal Technical Institute, Inc. (a)	184

		13,903

	Hotels, Restaurants & Leisure — 2.2%
89	Bally Technologies, Inc. (a)	3,522
1	Biglari Holdings, Inc. (a)	393
23	Bob Evans Farms, Inc.	780
39	Boyd Gaming Corp. (a)	293
191	Brinker International, Inc.	5,124
4	Buffalo Wild Wings, Inc. (a)	265
15	CEC Entertainment, Inc.	512
47	Cracker Barrel Old Country Store, Inc.	2,369
12	DineEquity, Inc. (a)	515
21	International Speedway Corp., Class A	543
29	Interval Leisure Group, Inc. (a)	396
15	Marcus Corp.	186

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — Continued
20	Marriott Vacations Worldwide Corp. (a)	342
6	Monarch Casino & Resort, Inc. (a)	64
20	Multimedia Games Holding Co., Inc. (a)	155
13	O’Charley’s, Inc. (a)	74
8	Panera Bread Co., Class A (a)	1,069
15	Papa John’s International, Inc. (a)	556
9	Peet’s Coffee & Tea, Inc. (a)	567
9	PF Chang’s China Bistro, Inc.	272
44	Pinnacle Entertainment, Inc. (a)	442
11	Red Robin Gourmet Burgers, Inc. (a)	299
47	Ruby Tuesday, Inc. (a)	326
26	Ruth’s Hospitality Group, Inc. (a)	127
48	Scientific Games Corp., Class A (a)	468
39	Shuffle Master, Inc. (a)	460
43	Sonic Corp. (a)	293
77	Texas Roadhouse, Inc.	1,141
526	Wendy’s Co. (The)	2,817

		24,370

	Household Durables — 1.2%
29	American Greetings Corp., Class A	363
4	Blyth, Inc.	222
21	Ethan Allen Interiors, Inc.	507
22	Helen of Troy Ltd., (Bermuda) (a)	681
20	iRobot Corp. (a)	585
31	Jarden Corp.	925
52	KB Home	347
36	La-Z-Boy, Inc. (a)	427
2	Lennar Corp., Class A	42
14	M/I Homes, Inc. (a)	130
23	Meritage Homes Corp. (a)	541
4	NVR, Inc. (a)	2,827
31	Ryland Group, Inc. (The)	488
68	Standard Pacific Corp. (a)	216
109	Toll Brothers, Inc. (a)	2,232
48	Tupperware Brands Corp.	2,671
11	Universal Electronics, Inc. (a)	183

		13,387

	Internet & Catalog Retail — 0.1%
10	Blue Nile, Inc. (a)	415
21	Nutrisystem, Inc.	269
16	PetMed Express, Inc.	168

		852

	Leisure Equipment & Products — 0.6%
9	Arctic Cat, Inc. (a)	211
42	Brunswick Corp.	767

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Leisure Equipment & Products — Continued
45	Callaway Golf Co.	248
19	JAKKS Pacific, Inc.	274
92	Polaris Industries, Inc.	5,161
13	Sturm Ruger & Co., Inc.	444

		7,105

	Media — 0.8%
40	AMC Networks, Inc., Class A (a)	1,487
20	Arbitron, Inc.	671
20	Digital Generation, Inc. (a)	239
23	E.W. Scripps Co., Class A (a)	181
32	Harte-Hanks, Inc.	291
50	John Wiley & Sons, Inc., Class A	2,208
20	Meredith Corp.	652
84	New York Times Co. (The), Class A (a)	646
18	Scholastic Corp.	530
87	Valassis Communications, Inc. (a)	1,676

		8,581

	Multiline Retail — 0.1%
23	99 Cents Only Stores (a)	495
28	Fred’s, Inc., Class A	406
26	Tuesday Morning Corp. (a)	91

		992

	Specialty Retail — 4.9%
38	Aaron’s, Inc.	1,012
56	Advance Auto Parts, Inc.	3,872
21	Aeropostale, Inc. (a)	324
152	ANN, Inc. (a)	3,755
40	Ascena Retail Group, Inc. (a)	1,174
28	Barnes & Noble, Inc. (a)	412
12	Big 5 Sporting Goods Corp.	125
32	Brown Shoe Co., Inc.	281
58	Buckle, Inc. (The)	2,386
23	Cato Corp. (The), Class A	547
74	Chico’s FAS, Inc.	826
26	Christopher & Banks Corp.	61
35	Coldwater Creek, Inc. (a)	41
65	Dick’s Sporting Goods, Inc.	2,385
167	Finish Line, Inc. (The), Class A	3,223
239	Foot Locker, Inc.	5,695
20	Genesco, Inc. (a)	1,236
17	Group 1 Automotive, Inc.	873
67	Guess?, Inc.	1,984
13	Haverty Furniture Cos., Inc.	142
19	Hibbett Sports, Inc. (a)	857

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
31	Hot Topic, Inc.	204
10	Jos. A. Bank Clothiers, Inc. (a)	500
10	Kirkland’s, Inc. (a)	138
15	Lithia Motors, Inc., Class A	330
20	Lumber Liquidators Holdings, Inc. (a)	358
16	MarineMax, Inc. (a)	103
54	Men’s Wearhouse, Inc. (The)	1,748
10	Midas, Inc. (a)	84
204	Office Depot, Inc. (a)	439
62	OfficeMax, Inc. (a)	283
37	PEP Boys-Manny Moe & Jack (The)	405
125	PetSmart, Inc.	6,410
268	RadioShack Corp.	2,604
11	Rue21, Inc. (a)	232
39	Select Comfort Corp. (a)	855
63	Signet Jewelers Ltd., (Bermuda)	2,750
26	Sonic Automotive, Inc., Class A (c)	390
26	Stage Stores, Inc.	367
19	Stein Mart, Inc. (a)	126
12	Tractor Supply Co.	855
66	Williams-Sonoma, Inc.	2,557
20	Zale Corp. (a) (c)	76
17	Zumiez, Inc. (a)	459

		53,484

	Textiles, Apparel & Luxury Goods — 1.4%
244	Crocs, Inc. (a)	3,602
18	Fossil, Inc. (a)	1,424
42	Hanesbrands, Inc. (a)	927
18	Iconix Brand Group, Inc. (a)	299
20	K-Swiss, Inc., Class A (a)	58
66	Liz Claiborne, Inc. (a) (c)	571
17	Maidenform Brands, Inc. (a)	310
12	Movado Group, Inc.	216
10	Oxford Industries, Inc.	436
8	Perry Ellis International, Inc. (a)	118
47	PVH Corp.	3,344
94	Quiksilver, Inc. (a)	341
25	Skechers U.S.A., Inc., Class A (a)	309
32	Steven Madden Ltd. (a)	1,093
18	True Religion Apparel, Inc. (a)	637
26	Warnaco Group, Inc. (The) (a)	1,312
4	Wolverine World Wide, Inc.	149

		15,146

	Total Consumer Discretionary	145,048

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Consumer Staples — 4.3%
	Beverages — 0.5%
7	Boston Beer Co., Inc. (The), Class A (a)	740
49	Hansen Natural Corp. (a)	4,525

		5,265

	Food & Staples Retailing — 0.6%
13	Andersons, Inc. (The)	587
69	Casey’s General Stores, Inc.	3,534
9	Nash Finch Co.	261
45	Ruddick Corp.	1,908
16	Spartan Stores, Inc.	289

		6,579

	Food Products — 2.3%
35	B&G Foods, Inc.	836
9	Calavo Growers, Inc.	220
10	Cal-Maine Foods, Inc. (c)	382
32	Corn Products International, Inc.	1,667
287	Darling International, Inc. (a)	3,816
58	Diamond Foods, Inc.	1,874
35	Flowers Foods, Inc.	661
31	Green Mountain Coffee Roasters, Inc. (a)	1,378
42	Hain Celestial Group, Inc. (The) (a)	1,532
10	J&J Snack Foods Corp.	554
15	Lancaster Colony Corp.	1,010
34	Ralcorp Holdings, Inc. (a)	2,923
6	Seneca Foods Corp., Class A (a)	162
248	Smithfield Foods, Inc. (a)	6,019
37	Snyders-Lance, Inc.	823
18	Tootsie Roll Industries, Inc.	437
20	TreeHouse Foods, Inc. (a)	1,316

		25,610

	Household Products — 0.6%
35	Central Garden & Pet Co., Class A (a)	295
42	Church & Dwight Co., Inc.	1,941
50	Energizer Holdings, Inc. (a)	3,867
12	WD-40 Co.	492

		6,595

	Personal Products — 0.1%
11	Inter Parfums, Inc.	169
9	Medifast, Inc. (a)	125
35	Prestige Brands Holdings, Inc. (a)	399

		693

	Tobacco — 0.2%
62	Alliance One International, Inc. (a)	169

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — Continued
52	Universal Corp.	2,403

		2,572

	Total Consumer Staples	47,314

	Energy — 6.2%
	Energy Equipment & Services — 2.8%
26	Atwood Oceanics, Inc. (a)	1,019
23	Basic Energy Services, Inc. (a)	444
12	Bristow Group, Inc.	562
17	CARBO Ceramics, Inc.	2,062
49	Dresser-Rand Group, Inc. (a)	2,446
47	Exterran Holdings, Inc. (a)	425
10	Gulf Island Fabrication, Inc.	291
258	Helix Energy Solutions Group, Inc. (a)	4,079
17	Hornbeck Offshore Services, Inc. (a)	524
13	ION Geophysical Corp. (a)	78
1	Lufkin Industries, Inc.	95
18	Matrix Service Co. (a)	172
68	Oceaneering International, Inc.	3,138
34	Oil States International, Inc. (a)	2,627
3	OYO Geospace Corp. (a)	245
150	Patterson-UTI Energy, Inc.	3,004
44	Pioneer Drilling Co. (a)	424
17	SEACOR Holdings, Inc. (a)	1,476
140	Superior Energy Services, Inc. (a)	3,993
55	Tetra Technologies, Inc. (a)	518
51	Unit Corp. (a)	2,355

		29,977

	Oil, Gas & Consumable Fuels — 3.4%
19	Approach Resources, Inc. (a)	557
21	Arch Coal, Inc.	301
52	Cimarex Energy Co.	3,218
10	Contango Oil & Gas Co. (a)	574
56	Energen Corp.	2,788
88	Forest Oil Corp. (a)	1,191
13	Georesources, Inc. (a)	386
72	Gulfport Energy Corp. (a)	2,126
241	HollyFrontier Corp.	5,640
64	Northern Oil & Gas, Inc. (a)	1,536
19	Overseas Shipholding Group, Inc.	212
33	Penn Virginia Corp.	176
17	Petroleum Development Corp. (a)	598
39	Petroquest Energy, Inc. (a)	256
137	Plains Exploration & Production Co. (a)	5,034
48	SM Energy Co.	3,535

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
79	Southern Union Co.	3,319
145	Stone Energy Corp. (a)	3,823
13	Swift Energy Co. (a)	393
38	World Fuel Services Corp.	1,590

		37,253

	Total Energy	67,230

	Financials — 19.5%
	Capital Markets — 1.2%
25	Affiliated Managers Group, Inc. (a)	2,430
326	Apollo Investment Corp.	2,098
14	Calamos Asset Management, Inc., Class A	178
60	Eaton Vance Corp.	1,422
28	Financial Engines, Inc. (a)	633
30	Investment Technology Group, Inc. (a)	323
139	Janus Capital Group, Inc.	877
11	Piper Jaffray Cos. (a)	221
104	Prospect Capital Corp.	969
54	Raymond James Financial, Inc.	1,658
74	SEI Investments Co.	1,279
21	SWS Group, Inc.	142
43	Waddell & Reed Financial, Inc., Class A	1,057

		13,287

	Commercial Banks — 4.5%
11	Associated Banc-Corp.	123
88	Bank of Hawaii Corp.	3,923
34	Bank of Nova Scotia (a)	325
21	Bank of the Ozarks, Inc.	614
52	Boston Private Financial Holdings, Inc.	411
63	Cathay General Bancorp	936
11	City Holding Co.	372
17	City National Corp.	747
28	Columbia Banking System, Inc.	537
115	Commerce Bancshares, Inc.	4,375
25	Community Bank System, Inc.	686
48	Cullen/Frost Bankers, Inc.	2,523
214	East West Bancorp, Inc.	4,217
12	First Bancorp (a)	43
77	First Commonwealth Financial Corp.	403
42	First Financial Bancorp	700
23	First Financial Bankshares, Inc. (c)	762
54	First Midwest Bancorp, Inc.	547
266	First Niagara Financial Group, Inc.	2,297
19	FirstMerit Corp.	286
260	Fulton Financial Corp.	2,548

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
52	Glacier Bancorp, Inc.	627
14	Hanmi Financial Corp. (a)	101
16	Home Bancshares, Inc./AR	409
15	Independent Bank Corp.	420
38	International Bancshares Corp.	699
87	National Penn Bancshares, Inc.	738
26	NBT Bancorp, Inc.	582
71	Old National Bancorp	827
24	PacWest Bancorp	448
24	Pinnacle Financial Partners, Inc. (a)	392
45	PrivateBancorp, Inc.	493
71	Prosperity Bancshares, Inc.	2,851
20	S&T Bancorp, Inc.	400
12	Simmons First National Corp., Class A	334
22	Sterling Bancorp	189
47	SVB Financial Group (a)	2,231
27	Texas Capital Bancshares, Inc. (a)	816
6	Tompkins Financial Corp.	219
48	Trustmark Corp.	1,159
24	UMB Financial Corp.	880
32	United Bankshares, Inc. (c)	905
11	United Community Banks, Inc. (a)	80
206	Valley National Bancorp (c)	2,553
135	Webster Financial Corp.	2,756
18	Westamerica Bancorp	802
44	Wilshire Bancorp, Inc. (a)	161

		49,447

	Consumer Finance — 0.8%
80	Cash America International, Inc.	3,728
120	Ezcorp, Inc., Class A (a)	3,161
24	First Cash Financial Services, Inc. (a)	836
11	World Acceptance Corp. (a)	777

		8,502

	Diversified Financial Services — 0.0% (g)
33	Interactive Brokers Group, Inc., Class A	494

	Insurance — 3.6%
115	American Financial Group, Inc.	4,225
13	AMERISAFE, Inc. (a)	305
5	Aspen Insurance Holdings Ltd., (Bermuda)	120
68	Delphi Financial Group, Inc., Class A	3,014
16	eHealth, Inc. (a)	233
30	Employers Holdings, Inc.	534
32	Everest Re Group Ltd., (Bermuda)	2,725
190	Fidelity National Financial, Inc., Class A	3,034

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
9	Hanover Insurance Group, Inc. (The)	329
82	HCC Insurance Holdings, Inc.	2,242
29	Horace Mann Educators Corp.	395
9	Infinity Property & Casualty Corp.	522
36	Kemper Corp.	1,041
38	Meadowbrook Insurance Group, Inc.	410
32	National Financial Partners Corp. (a)	436
9	Navigators Group, Inc. (The) (a)	434
15	Presidential Life Corp.	150
32	ProAssurance Corp.	2,558
148	Protective Life Corp.	3,328
70	Reinsurance Group of America, Inc.	3,653
2	RLI Corp.	126
11	Safety Insurance Group, Inc.	441
39	Selective Insurance Group, Inc.	691
11	Stewart Information Services Corp.	132
39	Tower Group, Inc.	786
40	Transatlantic Holdings, Inc.	2,171
14	United Fire & Casualty Co.	284
139	W.R. Berkley Corp.	4,789

		39,108

	Real Estate Investment Trusts (REITs) — 8.4%
32	Acadia Realty Trust	648
44	Alexandria Real Estate Equities, Inc.	3,036
50	American Campus Communities, Inc.	2,111
105	BioMed Realty Trust, Inc.	1,895
55	BRE Properties, Inc.	2,752
51	Camden Property Trust	3,147
35	Cedar Realty Trust, Inc.	150
63	Colonial Properties Trust	1,308
53	Corporate Office Properties Trust	1,137
74	Cousins Properties, Inc.	477
123	DiamondRock Hospitality Co.	1,182
179	Duke Realty Corp.	2,158
19	EastGroup Properties, Inc.	837
34	Entertainment Properties Trust	1,470
44	Equity One, Inc.	754
24	Essex Property Trust, Inc.	3,320
67	Extra Space Storage, Inc.	1,619
45	Federal Realty Investment Trust	4,074
50	Franklin Street Properties Corp.	497
19	Getty Realty Corp.	268
56	Healthcare Realty Trust, Inc.	1,049
53	Highwoods Properties, Inc.	1,560
33	Home Properties, Inc.	1,921

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
89	Hospitality Properties Trust	2,055
58	Inland Real Estate Corp.	439
42	Kilroy Realty Corp.	1,596
45	Kite Realty Group Trust	205
64	LaSalle Hotel Properties	1,547
72	Lexington Realty Trust	536
86	Liberty Property Trust	2,643
22	LTC Properties, Inc.	671
94	Macerich Co. (The)	4,757
63	Mack-Cali Realty Corp.	1,674
81	Medical Properties Trust, Inc.	798
28	Mid-America Apartment Communities, Inc.	1,725
71	National Retail Properties, Inc.	1,871
73	Omega Healthcare Investors, Inc.	1,407
16	Parkway Properties, Inc.	156
42	Pennsylvania Real Estate Investment Trust	442
38	Post Properties, Inc.	1,651
29	Potlatch Corp.	902
14	PS Business Parks, Inc.	753
85	Rayonier, Inc.	3,775
91	Realty Income Corp.	3,168
66	Regency Centers Corp.	2,467
8	Saul Centers, Inc.	288
115	Senior Housing Properties Trust	2,571
61	SL Green Realty Corp.	4,051
20	Sovran Self Storage, Inc.	861
64	Tanger Factory Outlet Centers	1,887
42	Taubman Centers, Inc.	2,580
159	UDR, Inc.	3,987
9	Universal Health Realty Income Trust	351
16	Urstadt Biddle Properties, Inc., Class A	287
87	Weingarten Realty Investors	1,889

		91,360

	Real Estate Management & Development — 0.2%
25	Forestar Group, Inc. (a)	378
31	Jones Lang LaSalle, Inc.	1,896

		2,274

	Thrifts & Mortgage Finance — 0.8%
28	Bank Mutual Corp.	90
42	Brookline Bancorp, Inc.	357
20	Dime Community Bancshares, Inc.	256
460	New York Community Bancorp, Inc.	5,686
7	Northwest Bancshares, Inc.	93
41	Oritani Financial Corp.	526

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Thrifts & Mortgage Finance — Continued
39	Provident Financial Services, Inc.	526
66	Trustco Bank Corp.	370
43	Washington Federal, Inc.	599

		8,503

	Total Financials	212,975

	Health Care — 10.2%
	Biotechnology — 1.2%
39	ArQule, Inc. (a)	221
26	Cubist Pharmaceuticals, Inc. (a)	1,020
16	Emergent Biosolutions, Inc. (a)	277
45	Regeneron Pharmaceuticals, Inc. (a)	2,474
50	Savient Pharmaceuticals, Inc. (a) (c)	112
86	United Therapeutics Corp. (a)	4,082
154	Vertex Pharmaceuticals, Inc. (a)	5,126

		13,312

	Health Care Equipment & Supplies — 2.4%
16	Abaxis, Inc. (a)	448
10	Align Technology, Inc. (a)	238
9	Analogic Corp.	514
9	Cantel Medical Corp.	247
20	CONMED Corp. (a)	519
39	Cooper Cos., Inc. (The)	2,772
20	CryoLife, Inc. (a)	94
18	Cyberonics, Inc. (a)	588
17	Greatbatch, Inc. (a)	369
120	Hill-Rom Holdings, Inc.	4,041
166	Hologic, Inc. (a)	2,901
9	ICU Medical, Inc. (a)	385
30	IDEXX Laboratories, Inc. (a)	2,340
23	Invacare Corp.	344
7	Kensey Nash Corp. (a)	138
31	Meridian Bioscience, Inc.	592
30	Merit Medical Systems, Inc. (a)	395
21	Natus Medical, Inc. (a)	197
16	Neogen Corp. (a)	502
29	NuVasive, Inc. (a)	366
14	Palomar Medical Technologies, Inc. (a)	128
156	ResMed, Inc. (a)	3,968
10	SonoSite, Inc. (a)	540
12	SurModics, Inc. (a)	177
25	Symmetry Medical, Inc. (a)	200
35	Teleflex, Inc.	2,144
25	West Pharmaceutical Services, Inc.	932
2	Zoll Medical Corp. (a)	133

		26,212

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 3.9%
8	Air Methods Corp. (a)	677
6	Almost Family, Inc. (a)	98
21	Amedisys, Inc. (a)	233
45	AMERIGROUP Corp. (a)	2,675
28	AMN Healthcare Services, Inc. (a)	126
23	AmSurg Corp. (a)	587
18	Bio-Reference Labs, Inc. (a)	285
34	Centene Corp. (a)	1,351
5	Chemed Corp.	277
199	Community Health Systems, Inc. (a)	3,469
5	Corvel Corp. (a)	249
21	Cross Country Healthcare, Inc. (a)	119
12	Ensign Group, Inc. (The)	292
22	Gentiva Health Services, Inc. (a)	146
23	Hanger Orthopedic Group, Inc. (a)	437
109	Health Management Associates, Inc., Class A (a)	804
59	Health Net, Inc. (a)	1,797
56	Healthspring, Inc. (a)	3,077
24	Healthways, Inc. (a)	162
55	Henry Schein, Inc. (a)	3,569
12	IPC The Hospitalist Co., Inc. (a)	569
38	Kindred Healthcare, Inc. (a)	448
7	Landauer, Inc.	347
11	LHC Group, Inc. (a)	143
94	LifePoint Hospitals, Inc. (a)	3,503
44	Lincare Holdings, Inc.	1,131
21	Molina Healthcare, Inc. (a)	465
9	MWI Veterinary Supply, Inc. (a)	597
186	Omnicare, Inc.	6,406
21	PharMerica Corp. (a)	317
30	PSS World Medical, Inc. (a)	723
57	Universal Health Services, Inc., Class B	2,213
94	WellCare Health Plans, Inc. (a)	4,947

		42,239

	Health Care Technology — 0.4%
139	Allscripts Healthcare Solutions, Inc. (a)	2,641
8	Computer Programs & Systems, Inc.	406
24	Omnicell, Inc. (a)	389
16	Quality Systems, Inc.	575

		4,011

	Life Sciences Tools & Services — 0.5%
49	Affymetrix, Inc. (a)	202
18	Bio-Rad Laboratories, Inc., Class A (a)	1,768
18	Cambrex Corp. (a)	131

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — Continued
55	Covance, Inc. (a)	2,502
23	Enzo Biochem, Inc. (a)	51
30	eResearchTechnology, Inc. (a)	142
5	Illumina, Inc. (a)	151
3	Mettler-Toledo International, Inc. (a)	455
10	Techne Corp.	713

		6,115

	Pharmaceuticals — 1.8%
147	Endo Pharmaceuticals Holdings, Inc. (a)	5,090
7	Hi-Tech Pharmacal Co., Inc. (a)	276
41	Medicines Co. (The) (a)	768
75	Medicis Pharmaceutical Corp., Class A	2,491
22	Par Pharmaceutical Cos., Inc. (a)	718
139	Questcor Pharmaceuticals, Inc. (a)	5,763
16	Salix Pharmaceuticals Ltd. (a)	745
137	ViroPharma, Inc. (a)	3,754

		19,605

	Total Health Care	111,494

	Industrials — 17.5%
	Aerospace & Defense — 1.4%
29	AAR Corp.	548
13	Aerovironment, Inc. (a)	423
70	Alliant Techsystems, Inc.	4,010
7	American Science & Engineering, Inc.	448
101	BE Aerospace, Inc. (a)	3,897
18	Ceradyne, Inc. (a)	478
12	Cubic Corp.	523
16	Curtiss-Wright Corp.	556
135	Exelis, Inc.	1,224
42	GenCorp, Inc. (a)	224
38	Huntington Ingalls Industries, Inc. (a)	1,185
4	Moog, Inc., Class A (a)	168
4	National Presto Industries Inc.	366
45	Orbital Sciences Corp. (a)	648
16	Teledyne Technologies, Inc. (a)	867

		15,565

	Air Freight & Logistics — 0.1%
21	Forward Air Corp.	671

	Airlines — 0.9%
73	Alaska Air Group, Inc. (a)	5,477
15	Allegiant Travel Co. (a)	774
498	JetBlue Airways Corp. (a)	2,590
39	SkyWest, Inc.	495

		9,336

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 1.0%
51	A.O. Smith Corp.	2,056
13	AAON, Inc.	264
19	Apogee Enterprises, Inc.	239
113	Fortune Brands Home & Security, Inc. (a)	1,918
22	Gibraltar Industries, Inc. (a)	306
33	Griffon Corp.	298
82	Lennox International, Inc.	2,761
12	NCI Building Systems, Inc. (a)	125
26	Quanex Building Products Corp.	394
72	Simpson Manufacturing Co., Inc.	2,429
14	Universal Forest Products, Inc.	433

		11,223

	Commercial Services & Supplies — 2.1%
34	ABM Industries, Inc.	697
60	Brink’s Co. (The)	1,615
7	Consolidated Graphics, Inc. (a)	358
81	Copart, Inc. (a)	3,860
55	Corrections Corp. of America (a)	1,123
110	Deluxe Corp.	2,511
13	Encore Capital Group, Inc. (a)	267
13	G&K Services, Inc., Class A	377
48	Healthcare Services Group, Inc.	848
77	Herman Miller, Inc.	1,417
30	HNI Corp.	786
47	Interface, Inc., Class A	539
22	Mine Safety Appliances Co.	736
29	Mobile Mini, Inc. (a)	506
12	Portfolio Recovery Associates, Inc. (a)	824
47	Rollins, Inc.	1,048
8	Standard Register Co. (The)	19
31	SYKES Enterprises, Inc. (a)	488
46	Tetra Tech, Inc. (a)	984
12	UniFirst Corp.	657
33	United Stationers, Inc.	1,072
14	Viad Corp.	250
56	Waste Connections, Inc.	1,857

		22,839

	Construction & Engineering — 1.0%
40	AECOM Technology Corp. (a)	831
29	Aegion Corp. (a)	438
27	Comfort Systems USA, Inc.	285
26	Dycom Industries, Inc. (a)	540
139	EMCOR Group, Inc.	3,737
26	Granite Construction, Inc.	616

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Construction & Engineering — Continued
20		Orion Marine Group, Inc. (a)	130
138		URS Corp. (a)	4,859

			11,436

		Electrical Equipment — 2.1%
19		Acuity Brands, Inc.	1,017
127		AMETEK, Inc.	5,327
9		AZZ, Inc.	399
98		Belden, Inc.	3,257
86		Brady Corp., Class A	2,729
14		Encore Wire Corp.	354
38		EnerSys (a)	985
14		Franklin Electric Co., Inc.	607
86		General Cable Corp. (a)	2,149
43		Hubbell, Inc., Class B	2,869
31		II-VI, Inc. (a)	571
6		Powell Industries, Inc. (a)	196
—	(h)	Regal-Beloit Corp.	2
47		Thomas & Betts Corp. (a)	2,567
16		Vicor Corp.	128

			23,157

		Industrial Conglomerates — 0.2%
51		Carlisle Cos., Inc.	2,259
9		Standex International Corp.	295

			2,554

		Machinery — 5.2%
169		Actuant Corp., Class A	3,833
140		AGCO Corp. (a)	6,006
20		Albany International Corp., Class A	466
15		Astec Industries, Inc. (a)	489
36		Barnes Group, Inc.	858
37		Briggs & Stratton Corp.	566
6		Cascade Corp.	301
12		CIRCOR International, Inc.	440
17		CLARCOR, Inc.	838
35		Crane Co.	1,615
45		Donaldson Co., Inc.	3,063
15		EnPro Industries, Inc. (a)	486
20		ESCO Technologies, Inc.	587
45		Federal Signal Corp. (a)	185
73		Gardner Denver, Inc.	5,655
74		Graco, Inc.	3,023
55		Harsco Corp.	1,130
72		ITT Corp.	1,392
20		John Bean Technologies Corp.	313

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
136	Kennametal, Inc.	4,978
48	Lincoln Electric Holdings, Inc.	1,863
9	Lindsay Corp.	500
12	Lydall, Inc. (a)	111
28	Mueller Industries, Inc.	1,062
68	Nordson Corp.	2,784
53	Oshkosh Corp. (a)	1,125
11	Robbins & Myers, Inc.	537
23	SPX Corp.	1,396
14	Tennant Co.	540
25	Terex Corp. (a)	336
71	Timken Co.	2,738
5	Toro Co. (The)	332
42	Valmont Industries, Inc.	3,844
29	Wabtec Corp.	2,021
25	Watts Water Technologies, Inc., Class A	853

		56,266

	Marine — 0.5%
75	Kirby Corp. (a)	4,940

	Professional Services — 1.1%
9	CDI Corp.	124
22	Corporate Executive Board Co. (The)	835
22	Dolan Co. (The) (a)	185
10	Exponent, Inc. (a)	454
37	FTI Consulting, Inc. (a)	1,560
13	Heidrick & Struggles International, Inc.	270
17	Insperity, Inc.	433
21	Kelly Services, Inc., Class A	289
34	Korn/Ferry International (a)	572
85	Manpower, Inc.	3,022
37	Navigant Consulting, Inc. (a)	420
26	On Assignment, Inc. (a)	288
33	Resources Connection, Inc.	352
46	Towers Watson & Co., Class A	2,777
34	TrueBlue, Inc. (a)	466

		12,047

	Road & Rail — 1.5%
18	Arkansas Best Corp.	353
86	Con-way, Inc.	2,496
83	J.B. Hunt Transport Services, Inc.	3,737
92	Kansas City Southern (a)	6,240
77	Knight Transportation, Inc.	1,207
11	Landstar System, Inc.	518
44	Old Dominion Freight Line, Inc. (a)	1,778

		16,329

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Trading Companies & Distributors — 0.4%
8		Applied Industrial Technologies, Inc.	266
19		Kaman Corp.	517
4		Lawson Products, Inc.	59
17		MSC Industrial Direct Co., Inc., Class A	1,226
24		United Rentals, Inc. (a)	720
29		Watsco, Inc.	1,922

			4,710

		Total Industrials	191,073

		Information Technology — 17.0%
		Communications Equipment — 1.6%
31		ADTRAN, Inc.	924
58		Arris Group, Inc. (a)	630
8		Bel Fuse, Inc., Class B	150
13		Black Box Corp.	361
31		Blue Coat Systems, Inc. (a)	801
20		Comtech Telecommunications Corp.	560
17		Digi International, Inc. (a)	195
—	(h)	F5 Networks, Inc. (a)	20
84		Harmonic, Inc. (a)	425
83		NETGEAR, Inc. (a)	2,798
14		Oplink Communications, Inc. (a)	239
13		PC-Tel, Inc.	92
105		Plantronics, Inc.	3,725
146		Polycom, Inc. (a)	2,372
82		Riverbed Technology, Inc. (a)	1,916
31		Symmetricom, Inc. (a)	165
48		Tekelec (a)	526
262		Tellabs, Inc.	1,059

			16,958

		Computers & Peripherals — 0.7%
21		Avid Technology, Inc. (a)	179
12		Diebold, Inc.	366
36		Intermec, Inc. (a)	247
15		Intevac, Inc. (a)	114
245		NCR Corp. (a)	4,030
23		Novatel Wireless, Inc. (a)	73
110		QLogic Corp. (a)	1,651
15		Stratasys, Inc. (a)	454
18		Super Micro Computer, Inc. (a)	284
25		Synaptics, Inc. (a)	752

			8,150

		Electronic Equipment, Instruments & Components — 2.9%
15		Agilysys, Inc. (a)	118
20		Anixter International, Inc. (a)	1,210

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — Continued
66	Arrow Electronics, Inc. (a)	2,465
36	Avnet, Inc. (a)	1,106
10	Badger Meter, Inc.	307
44	Benchmark Electronics, Inc. (a)	588
47	Brightpoint, Inc. (a)	511
28	Checkpoint Systems, Inc. (a)	308
24	CTS Corp.	217
25	Daktronics, Inc.	235
12	DTS, Inc. (a)	332
18	Electro Scientific Industries, Inc. (a)	264
12	FARO Technologies, Inc. (a)	534
58	FEI Co. (a)	2,348
18	Gerber Scientific, Inc. (a) (f) (i)	—
140	Ingram Micro, Inc., Class A (a)	2,555
34	Insight Enterprises, Inc. (a)	515
26	Itron, Inc. (a)	944
16	Littelfuse, Inc.	689
11	Measurement Specialties, Inc. (a)	307
22	Mercury Computer Systems, Inc. (a)	290
26	Methode Electronics, Inc.	218
11	MTS Systems Corp.	468
27	Newport Corp. (a)	363
14	OSI Systems, Inc. (a)	702
14	Park Electrochemical Corp.	367
26	Pulse Electronics Corp.	73
17	RadiSys Corp. (a)	86
31	Rofin-Sinar Technologies, Inc. (a)	700
12	Rogers Corp. (a)	426
19	Scansource, Inc. (a)	689
47	SYNNEX Corp. (a)	1,429
91	Tech Data Corp. (a)	4,485
37	Trimble Navigation Ltd. (a)	1,613
103	TTM Technologies, Inc. (a)	1,124
378	Vishay Intertechnology, Inc. (a)	3,400

		31,986

	Internet Software & Services — 1.4%
77	AOL, Inc. (a)	1,167
23	comScore, Inc. (a)	493
28	DealerTrack Holdings, Inc. (a)	758
25	Digital River, Inc. (a)	378
34	Equinix, Inc. (a)	3,419
27	InfoSpace, Inc. (a)	292
33	j2 Global, Inc.	938
15	Liquidity Services, Inc. (a)	541

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
35	LivePerson, Inc. (a)	437
15	LogMeIn, Inc. (a)	592
94	Monster Worldwide, Inc. (a)	743
19	Perficient, Inc. (a)	189
73	Rackspace Hosting, Inc. (a)	3,149
19	RightNow Technologies, Inc. (a)	798
9	Stamps.com, Inc. (a)	225
62	United Online, Inc.	339
74	ValueClick, Inc. (a)	1,202
21	XO Group, Inc. (a)	179

		15,839

	IT Services — 3.1%
58	Acxiom Corp. (a)	710
71	Alliance Data Systems Corp. (a) (c)	7,382
30	Broadridge Financial Solutions, Inc.	679
70	CACI International, Inc., Class A (a)	3,910
50	CIBER, Inc. (a)	192
61	Convergys Corp. (a)	785
36	CoreLogic, Inc. (a)	471
24	CSG Systems International, Inc. (a)	360
81	DST Systems, Inc.	3,700
11	Forrester Research, Inc. (a)	359
110	Gartner, Inc. (a)	3,836
20	Global Payments, Inc.	968
27	Heartland Payment Systems, Inc.	665
24	Higher One Holdings, Inc. (a)	441
21	iGate Corp. (a)	336
229	Lender Processing Services, Inc.	3,450
16	ManTech International Corp., Class A	512
9	MAXIMUS, Inc.	372
4	NCI, Inc., Class A (a)	52
13	NeuStar, Inc., Class A (a)	441
21	TeleTech Holdings, Inc. (a)	347
67	VeriFone Systems, Inc. (a)	2,397
14	Virtusa Corp. (a)	196
15	Wright Express Corp. (a)	814

		33,375

	Office Electronics — 0.0% (g)
10	Zebra Technologies Corp., Class A (a)	355

	Semiconductors & Semiconductor Equipment — 3.4%
32	Advanced Energy Industries, Inc. (a)	342
264	Atmel Corp. (a)	2,138
24	ATMI, Inc. (a)	481
47	Brooks Automation, Inc.	486

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
11	Cabot Microelectronics Corp. (a)	534
18	Ceva, Inc. (a)	539
17	Cohu, Inc.	196
187	Cypress Semiconductor Corp. (a)	3,152
10	Diodes, Inc. (a)	206
16	DSP Group, Inc. (a)	85
63	Entropic Communications, Inc. (a)	322
32	Exar Corp. (a)	209
159	Fairchild Semiconductor International, Inc. (a)	1,911
435	GT Advanced Technologies, Inc. (a)	3,152
8	Hittite Microwave Corp. (a)	385
107	Integrated Device Technology, Inc. (a)	582
92	Intersil Corp., Class A	958
45	Kopin Corp. (a)	174
51	Kulicke & Soffa Industries, Inc. (a)	472
131	Lam Research Corp. (a)	4,857
168	MEMC Electronic Materials, Inc. (a)	661
35	Micrel, Inc.	356
125	Microsemi Corp. (a)	2,099
78	MKS Instruments, Inc.	2,170
25	Monolithic Power Systems, Inc. (a)	381
12	Nanometrics, Inc. (a)	228
17	Pericom Semiconductor Corp. (a)	131
12	Rubicon Technology, Inc. (a)	112
21	Rudolph Technologies, Inc. (a)	199
85	Semtech Corp. (a)	2,120
20	Sigma Designs, Inc. (a)	118
174	Skyworks Solutions, Inc. (a)	2,820
16	Standard Microsystems Corp. (a)	422
30	STR Holdings, Inc. (a)	244
9	Supertex, Inc. (a)	170
37	Tessera Technologies, Inc. (a)	621
19	Ultratech, Inc. (a)	472
80	Veeco Instruments, Inc. (a)	1,673
18	Volterra Semiconductor Corp. (a)	461

		36,639

	Software — 3.9%
24	ACI Worldwide, Inc. (a)	677
23	Advent Software, Inc. (a)	558
56	ANSYS, Inc. (a)	3,193
32	Blackbaud, Inc.	898
25	Bottomline Technologies, Inc. (a)	589
485	Cadence Design Systems, Inc. (a)	5,048
59	CommVault Systems, Inc. (a)	2,504
155	Compuware Corp. (a)	1,290

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	25

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Software — Continued
28		Ebix, Inc. (c)	615
24		EPIQ Systems, Inc.	283
20		FactSet Research Systems, Inc.	1,786
81		Fair Isaac Corp.	2,890
63		Informatica Corp. (a)	2,335
10		Interactive Intelligence Group, Inc. (a)	232
27		JDA Software Group, Inc. (a)	860
16		Manhattan Associates, Inc. (a)	639
36		Mentor Graphics Corp. (a)	486
10		MICROS Systems, Inc. (a)	465
6		MicroStrategy, Inc., Class A (a)	660
26		Monotype Imaging Holdings, Inc. (a)	410
26		Netscout Systems, Inc. (a)	451
11		Opnet Technologies, Inc.	403
57		Parametric Technology Corp. (a)	1,047
73		Progress Software Corp. (a)	1,422
176		Quest Software, Inc. (a)	3,281
83		Rovi Corp. (a)	2,046
21		Sourcefire, Inc. (a)	694
103		Synopsys, Inc. (a)	2,791
27		Take-Two Interactive Software, Inc. (a)	371
49		THQ, Inc. (a)	37
104		TIBCO Software, Inc. (a)	2,496
17		Tyler Technologies, Inc. (a)	516
29		Websense, Inc. (a)	545

			42,518

		Total Information Technology	185,820

		Materials — 5.6%
		Chemicals — 2.4%
23		A Schulman, Inc.	486
95		Albemarle Corp.	4,877
17		American Vanguard Corp.	226
25		Ashland, Inc.	1,439
22		Balchem Corp.	894
53		Cabot Corp.	1,708
43		Calgon Carbon Corp. (a)	675
13		Cytec Industries, Inc.	577
11		H.B. Fuller Co.	246
6		Hawkins, Inc.	230
—	(h)	International Flavors & Fragrances, Inc.	2
86		Intrepid Potash, Inc. (a)	1,957
15		Koppers Holdings, Inc.	502
12		Kraton Performance Polymers, Inc. (a)	245
13		LSB Industries, Inc. (a)	378
13		Minerals Technologies, Inc.	754

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
25	NewMarket Corp.	4,892
14	Olin Corp.	280
67	OM Group, Inc. (a)	1,507
9	Quaker Chemical Corp.	356
6	Stepan Co.	449
16	Tredegar Corp.	356
69	Valspar Corp.	2,699
3	Westlake Chemical Corp.	112
15	Zep, Inc.	214

		26,061

	Construction Materials — 0.0% (g)
32	Headwaters, Inc. (a)	71

	Containers & Packaging — 0.8%
30	Aptargroup, Inc.	1,584
24	Myers Industries, Inc.	299
41	Rock-Tenn Co., Class A	2,381
49	Silgan Holdings, Inc.	1,903
19	Sonoco Products Co.	640
62	Temple-Inland, Inc.	1,961

		8,768

	Metals & Mining — 1.5%
80	AK Steel Holding Corp.	662
12	AM Castle & Co. (a)	109
18	AMCOL International Corp.	485
6	Century Aluminum Co. (a)	47
25	Commercial Metals Co.	339
55	Compass Minerals International, Inc.	3,798
9	Haynes International, Inc.	478
12	Kaiser Aluminum Corp.	529
15	Materion Corp. (a)	376
6	Olympic Steel, Inc.	147
65	Reliance Steel & Aluminum Co.	3,155
23	RTI International Metals, Inc. (a)	544
380	Steel Dynamics, Inc.	4,992
35	Worthington Industries, Inc.	578

		16,239

	Paper & Forest Products — 0.9%
30	Buckeye Technologies, Inc.	994
17	Clearwater Paper Corp. (a)	594
7	Deltic Timber Corp.	450
64	Domtar Corp., (Canada)	5,147
28	KapStone Paper & Packaging Corp. (a)	437
96	Louisiana-Pacific Corp. (a)	778
10	Neenah Paper, Inc.	228

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Paper & Forest Products — Continued
12	Schweitzer-Mauduit International, Inc.	777
34	Wausau Paper Corp.	282

		9,687

	Total Materials	60,826

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.3%
7	Atlantic Tele-Network, Inc.	256
22	Cbeyond, Inc. (a)	172
138	Cincinnati Bell, Inc. (a)	419
30	General Communication, Inc., Class A (a)	292
11	Lumos Networks Corp.	174
23	Neutral Tandem, Inc. (a)	247
105	tw telecom, inc. (a)	2,038

		3,598

	Wireless Telecommunication Services — 0.2%
11	NTELOS Holdings Corp.	231
67	Telephone & Data Systems, Inc.	1,737
15	USA Mobility, Inc.	213

		2,181

	Total Telecommunication Services	5,779

	Utilities — 5.0%
	Electric Utilities — 1.8%
24	Allete, Inc.	998
10	Central Vermont Public Service Corp.	338
71	Cleco Corp.	2,720
94	El Paso Electric Co.	3,249
67	Great Plains Energy, Inc.	1,465
90	Hawaiian Electric Industries, Inc.	2,372
118	NV Energy, Inc.	1,921
192	PNM Resources, Inc.	3,507
80	UniSource Energy Corp.	2,948

		19,518

	Gas Utilities — 1.3%
82	Atmos Energy Corp.	2,734
16	Laclede Group, Inc. (The)	648
9	National Fuel Gas Co.	474
69	New Jersey Resources Corp.	3,416
3	Northwest Natural Gas Co.	155
237	Questar Corp.	4,715
61	UGI Corp.	1,796
13	WGL Holdings, Inc.	564

		14,502

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.9%
116	Alliant Energy Corp.	5,118
21	Avista Corp.	530
11	CH Energy Group, Inc.	638
88	MDU Resources Group, Inc.	1,883
66	NorthWestern Corp.	2,357
77	NSTAR	3,631
49	OGE Energy Corp.	2,771
120	Vectren Corp.	3,634

		20,562

	Water Utilities — 0.0% (g)
14	American States Water Co.	495

	Total Utilities	55,077

	Total Common Stocks (Cost $965,962)	1,082,636

PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%
3,950	U.S. Treasury Bills, 0.015%, 03/15/12 (k) (n)	3,950
880	U.S. Treasury Bills, 0.016%, 02/16/12 (k) (n)	880

	Total U.S. Treasury Obligations (Cost $4,830)	4,830

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
13,566	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $13,566)	13,566

Investment of Cash Collateral for Securities on Loan — 1.1%
	Investment Company — 1.1%
12,232	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $12,232)	12,232

	Total Investments — 101.9% (Cost $996,590)	1,113,264
	Liabilities in Excess of Other Assets — (1.9)%	(20,340)

	NET ASSETS — 100.0%	$1,092,924

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	27

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
60	E-mini Russell 2000	03/16/12	$4,433	$125
141	S&P Mid Cap 400	03/16/12	12,370	360

				$485

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	Equity Index Fund	$—	0.0%
	Market Expansion Index Fund	—	0.0

(g)	— Amount rounds to less than 0.1%

(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(q)	— Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Equity Index Fund		Market Expansion Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,652,313		$1,087,466
Investments in affiliates, at value	28,205		25,798

Total investment securities, at value	1,680,518		1,113,264
Receivables:
Investment securities sold	282		21
Fund shares sold	10,182		799
Dividends from non-affiliates	2,533		1,114
Dividends from affiliates	1		2
Securities lending income	—	(a)	16

Total Assets	1,693,516		1,115,216

LIABILITIES:
Payables:
Investment securities purchased	—		1,289
Collateral for securities lending program	480		12,232
Fund shares redeemed	13,761		8,128
Variation margin on futures contracts	32		87
Accrued liabilities:
Investment advisory fees	91		235
Administration fees	16		84
Shareholder servicing fees	13		44
Distribution fees	143		27
Custodian and accounting fees	23		18
Trustees’ and Chief Compliance Officer’s fees	4		10
Other	602		138

Total Liabilities	15,165		22,292

Net Assets	$1,678,351		$1,092,924

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

	Equity Index Fund	Market Expansion Index Fund
NET ASSETS:
Paid in capital	$1,023,169	$969,602
Accumulated undistributed (distributions in excess of) net investment income	80	(263)
Accumulated net realized gains (losses)	(154,619)	6,426
Net unrealized appreciation (depreciation)	809,721	117,159

Total Net Assets	$1,678,351	$1,092,924

Net Assets:
Class A	$492,324	$63,502
Class B	17,554	4,194
Class C	44,611	13,085
Class R2	—	3,435
Select Class	1,123,862	1,008,708

Total	$1,678,351	$1,092,924

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	17,260	6,599
Class B	617	452
Class C	1,570	1,469
Class R2	—	359
Select Class	39,394	104,277

Net Asset Value: (b)
Class A — Redemption price per share	$28.52	$9.62
Class B — Offering price per share (c)	28.44	9.28
Class C — Offering price per share (c)	28.42	8.91
Class R2 — Offering and redemption price per share	—	9.57
Select Class — Offering and redemption price per share	28.53	9.67
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$30.10	$10.15

Cost of investments in non-affiliates	$847,492	$970,792
Cost of investments in affiliates	23,442	25,798
Value of securities on loan	463	11,856

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

	Equity Index Fund	Market Expansion Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$18,700	$7,757
Dividend income from affiliates	305	12
Income from securities lending (net)	30	82
Other income	9	—

Total investment income	19,044	7,851

EXPENSES:
Investment advisory fees	2,135	1,438
Administration fees	755	508
Distribution fees:
Class A	621	85
Class B	70	17
Class C	166	47
Class R2	—	8
Shareholder servicing fees:
Class A	621	85
Class B	23	6
Class C	55	16
Class R2	—	4
Select Class	1,436	1,327
Custodian and accounting fees	45	39
Professional fees	35	24
Trustees’ and Chief Compliance Officer’s fees	8	5
Printing and mailing costs	148	42
Registration and filing fees	46	26
Transfer agent fees	731	173
Other	12	10

Total expenses	6,907	3,860

Less amounts waived	(4,279)	(1,181)
Less earnings credits	— (a)	— (a)

Net expenses	2,628	2,679

Net investment income (loss)	16,416	5,172

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	24,819	21,342
Investment in affiliates	(198)	—
Futures	(299)	(3,761)

Net realized gain (loss)	24,322	17,581

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(115,785)	(135,792)
Investments in affiliates	(4,491)	—
Futures	(466)	(374)

Change in net unrealized appreciation (depreciation)	(120,742)	(136,166)

Net realized/unrealized gains (losses)	(96,420)	(118,585)

Change in net assets resulting from operations	$(80,004)	$(113,413)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,416	$32,321	$5,172	$7,635
Net realized gain (loss)	24,322	39,885	17,581	111,952
Change in net unrealized appreciation (depreciation)	(120,742)	397,365	(136,166)	203,262

Change in net assets resulting from operations	(80,004)	469,571	(113,413)	322,849

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,573)	(8,578)	(211)	(388)
From net realized gains	—	—	(5,003)	—
Class B
From net investment income	(103)	(217)	(3)	(10)
From net realized gains	—	—	(329)	—
Class C
From net investment income	(258)	(419)	(14)	(24)
From net realized gains	—	—	(1,060)	—
Class R2
From net investment income	—	—	(6)	(10)
From net realized gains	—	—	(251)	—
Select Class
From net investment income	(11,675)	(22,680)	(4,433)	(7,240)
From net realized gains	—	—	(78,847)	—

Total distributions to shareholders	(16,609)	(31,894)	(90,157)	(7,672)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(118,197)	(108,701)	50,974	79,057

NET ASSETS:
Change in net assets	(214,810)	328,976	(152,596)	394,234
Beginning of period	1,893,161	1,564,185	1,245,520	851,286

End of period	$1,678,351	$1,893,161	$1,092,924	$1,245,520

Accumulated undistributed (distributions in excess of) net investment income	$80	$273	$(263)	$(768)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$44,907	$116,737	$7,639	$22,257
Dividends and distributions reinvested	4,535	8,306	4,475	327
Cost of shares redeemed	(71,284)	(206,303)	(13,964)	(24,492)

Change in net assets from Class A capital transactions	$(21,842)	$(81,260)	$(1,850)	$(1,908)

Class B
Proceeds from shares issued	$31	$159	$20	$71
Dividends and distributions reinvested	99	204	311	9
Cost of shares redeemed	(3,356)	(12,938)	(1,085)	(3,504)

Change in net assets from Class B capital transactions	$(3,226)	$(12,575)	$(754)	$(3,424)

Class C
Proceeds from shares issued	$3,921	$8,223	$2,308	$2,884
Dividends and distributions reinvested	178	266	889	19
Cost of shares redeemed	(6,217)	(13,431)	(1,399)	(2,585)

Change in net assets from Class C capital transactions	$(2,118)	$(4,942)	$1,798	$318

Class R2
Proceeds from shares issued	$—	$—	$1,032	$2,144
Dividends and distributions reinvested	—	—	136	6
Cost of shares redeemed	—	—	(471)	(1,001)

Change in net assets from Class R2 capital transactions	$—	$—	$697	$1,149

Select Class
Proceeds from shares issued	$123,077	$414,907	$134,663	$295,629
Dividends and distributions reinvested	10,015	18,907	33,864	849
Cost of shares redeemed	(224,103)	(443,738)	(117,444)	(213,556)

Change in net assets from Select Class capital transactions	$(91,011)	$(9,924)	$51,083	$82,922

Total change in net assets from capital transactions	$(118,197)	$(108,701)	$50,974	$79,057

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	1,617	4,188	756	2,149
Reinvested	168	293	481	29
Redeemed	(2,572)	(7,451)	(1,379)	(2,314)

Change in Class A Shares	(787)	(2,970)	(142)	(136)

Class B
Issued	1	6	3	7
Reinvested	3	7	35	1
Redeemed	(121)	(465)	(109)	(353)

Change in Class B Shares	(117)	(452)	(71)	(345)

Class C
Issued	142	291	248	283
Reinvested	7	9	103	2
Redeemed	(224)	(490)	(149)	(276)

Change in Class C Shares	(75)	(190)	202	9

Class R2
Issued	—	—	101	202
Reinvested	—	—	15	1
Redeemed	—	—	(46)	(96)

Change in Class R2 Shares	—	—	70	107

Select Class
Issued	4,395	14,906	13,281	27,688
Reinvested	371	665	3,621	76
Redeemed	(8,134)	(15,613)	(11,587)	(20,466)

Change in Select Class Shares	(3,368)	(42)	5,315	7,298

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Equity Index Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$29.96	$0.25	(e)	$(1.43)	$(1.18)	$(0.26)
Year Ended June 30, 2011	23.40	0.45	(e)	6.56	7.01	(0.45)
Year Ended June 30, 2010	20.90	0.45	(e)	2.49	2.94	(0.44)
Year Ended June 30, 2009	29.08	0.51	(e)	(8.19)	(7.68)	(0.50)
Year Ended June 30, 2008	34.16	0.53	(e)	(5.09)	(4.56)	(0.52)
Year Ended June 30, 2007	28.90	0.48	(e)	5.28	5.76	(0.50)

Class B
Six Months Ended December 31, 2011 (Unaudited)	29.88	0.14	(e)	(1.42)	(1.28)	(0.16)
Year Ended June 30, 2011	23.34	0.24	(e)	6.54	6.78	(0.24)
Year Ended June 30, 2010	20.84	0.26	(e)	2.49	2.75	(0.25)
Year Ended June 30, 2009	28.98	0.34	(e)	(8.15)	(7.81)	(0.33)
Year Ended June 30, 2008	34.02	0.28	(e)	(5.07)	(4.79)	(0.25)
Year Ended June 30, 2007	28.78	0.23	(e)	5.26	5.49	(0.25)

Class C
Six Months Ended December 31, 2011 (Unaudited)	29.87	0.14	(e)	(1.42)	(1.28)	(0.17)
Year Ended June 30, 2011	23.34	0.24	(e)	6.54	6.78	(0.25)
Year Ended June 30, 2010	20.84	0.26	(e)	2.49	2.75	(0.25)
Year Ended June 30, 2009	28.98	0.34	(e)	(8.14)	(7.80)	(0.34)
Year Ended June 30, 2008	34.04	0.29	(e)	(5.08)	(4.79)	(0.27)
Year Ended June 30, 2007	28.81	0.24	(e)	5.25	5.49	(0.26)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	29.97	0.29	(e)	(1.44)	(1.15)	(0.29)
Year Ended June 30, 2011	23.40	0.52	(e)	6.57	7.09	(0.52)
Year Ended June 30, 2010	20.90	0.51	(e)	2.49	3.00	(0.50)
Year Ended June 30, 2009	29.08	0.56	(e)	(8.18)	(7.62)	(0.56)
Year Ended June 30, 2008	34.16	0.61	(e)	(5.09)	(4.48)	(0.60)
Year Ended June 30, 2007	28.90	0.56	(e)	5.27	5.83	(0.57)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$28.52	(3.88)%	$492,324	0.45%	1.79%	0.96%	2%
29.96	30.09	540,743	0.45	1.63	0.94	7
23.40	13.96	491,906	0.45	1.80	0.96	8
20.90	(26.38)	439,950	0.45	2.29	1.04	18
29.08	(13.47)	594,810	0.45	1.64	0.97	12
34.16	20.02	624,107	0.45	1.50	0.94	9

28.44	(4.25)	17,554	1.20	1.03	1.46	2
29.88	29.10	21,922	1.20	0.88	1.44	7
23.34	13.12	27,677	1.20	1.07	1.46	8
20.84	(26.92)	36,524	1.20	1.53	1.53	18
28.98	(14.12)	71,403	1.20	0.87	1.47	12
34.02	19.12	135,620	1.20	0.75	1.44	9

28.42	(4.27)	44,611	1.20	1.04	1.46	2
29.87	29.11	49,126	1.20	0.88	1.44	7
23.34	13.14	42,819	1.20	1.06	1.46	8
20.84	(26.91)	44,210	1.20	1.53	1.54	18
28.98	(14.13)	72,637	1.20	0.89	1.47	12
34.04	19.11	92,205	1.20	0.75	1.44	9

28.53	(3.76)	1,123,862	0.20	2.04	0.71	2
29.97	30.45	1,281,370	0.20	1.87	0.69	7
23.40	14.24	1,001,783	0.20	2.05	0.71	8
20.90	(26.20)	887,055	0.20	2.57	0.79	18
29.08	(13.25)	1,102,129	0.20	1.89	0.72	12
34.16	20.31	1,231,982	0.20	1.75	0.69	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Index Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$11.52	$0.03	(e)	$(1.12)	$(1.09)	$(0.03)	$(0.78)	$(0.81)
Year Ended June 30, 2011	8.42	0.05	(e)	3.11	3.16	(0.06)	—	(0.06)
Year Ended June 30, 2010	6.88	0.06	(e)	1.55	1.61	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.21	0.09	(e)	(3.02)	(2.93)	(0.08)	(0.32)	(0.40)
Year Ended June 30, 2008	13.58	0.08	(e)	(1.63)	(1.55)	(0.07)	(1.75)	(1.82)
Year Ended June 30, 2007	12.47	0.09	(e)	2.13	2.22	(0.09)	(1.02)	(1.11)

Class B
Six Months Ended December 31, 2011 (Unaudited)	11.16	—	(e)(f)	(1.09)	(1.09)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	8.18	(0.02	)(e)	3.02	3.00	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.70	—	(e)(f)	1.49	1.49	(0.01)	—	(0.01)
Year Ended June 30, 2009	9.97	0.03	(e)	(2.94)	(2.91)	(0.04)	(0.32)	(0.36)
Year Ended June 30, 2008	13.33	(0.01	)(e)	(1.59)	(1.60)	(0.01)	(1.75)	(1.76)
Year Ended June 30, 2007	12.28	—	(e)(f)	2.09	2.09	(0.02)	(1.02)	(1.04)

Class C
Six Months Ended December 31, 2011 (Unaudited)	10.74	—	(e)(f)	(1.04)	(1.04)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	7.88	(0.02	)(e)	2.90	2.88	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.45	—	(e)(f)	1.44	1.44	(0.01)	—	(0.01)
Year Ended June 30, 2009	9.63	0.03	(e)	(2.84)	(2.81)	(0.05)	(0.32)	(0.37)
Year Ended June 30, 2008	12.94	(0.01	)(e)	(1.54)	(1.55)	(0.01)	(1.75)	(1.76)
Year Ended June 30, 2007	11.96	—	(e)(f)	2.02	2.02	(0.02)	(1.02)	(1.04)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	11.46	0.02	(e)	(1.11)	(1.09)	(0.02)	(0.78)	(0.80)
Year Ended June 30, 2011	8.39	0.01	(e)	3.09	3.10	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.87	0.02	(e)	1.55	1.57	(0.05)	—	(0.05)
November 3, 2008 (g) through June 30, 2009	7.32	0.04	(e)	(0.11)	(0.07)	(0.06)	(0.32)	(0.38)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	11.57	0.05	(e)	(1.13)	(1.08)	(0.04)	(0.78)	(0.82)
Year Ended June 30, 2011	8.45	0.08	(e)	3.11	3.19	(0.07)	—	(0.07)
Year Ended June 30, 2010	6.91	0.09	(e)	1.54	1.63	(0.09)	—	(0.09)
Year Ended June 30, 2009	10.24	0.10	(e)	(3.01)	(2.91)	(0.10)	(0.32)	(0.42)
Year Ended June 30, 2008	13.61	0.11	(e)	(1.63)	(1.52)	(0.10)	(1.75)	(1.85)
Year Ended June 30, 2007	12.50	0.12	(e)	2.13	2.25	(0.12)	(1.02)	(1.14)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amounts rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.62	(9.18)%	$63,502	0.69%	0.68%	0.90%	41%
11.52	37.50	77,638	0.69	0.50	0.89	78
8.42	23.30	57,906	0.69	0.75	0.91	61
6.88	(28.22)	45,589	0.75	1.18	1.01	70
10.21	(11.79)	65,663	0.70	0.70	0.94	65
13.58	18.69	82,813	0.70	0.72	0.94	44

9.28	(9.52)	4,194	1.39	(0.04)	1.40	41
11.16	36.63	5,839	1.39	(0.20)	1.39	78
8.18	22.21	7,104	1.41	0.03	1.41	61
6.70	(28.69)	8,587	1.49	0.44	1.50	70
9.97	(12.45)	17,126	1.44	(0.05)	1.44	65
13.33	17.82	26,451	1.43	(0.03)	1.43	44

8.91	(9.40)	13,085	1.39	(0.02)	1.40	41
10.74	36.53	13,613	1.39	(0.21)	1.39	78
7.88	22.34	9,919	1.41	0.03	1.41	61
6.45	(28.75)	8,906	1.49	0.44	1.50	70
9.63	(12.43)	15,669	1.44	(0.06)	1.44	65
12.94	17.75	25,149	1.43	(0.01)	1.44	44

9.57	(9.28)	3,435	1.07	0.31	1.15	41
11.46	36.97	3,309	1.07	0.10	1.14	78
8.39	22.83	1,527	1.07	0.24	1.16	61
6.87	(0.31)	50	1.07	1.06	1.30	70

9.67	(9.03)	1,008,708	0.44	0.93	0.65	41
11.57	37.84	1,145,121	0.44	0.75	0.64	78
8.45	23.49	774,830	0.44	1.00	0.66	61
6.91	(28.00)	591,735	0.51	1.43	0.76	70
10.24	(11.55)	485,717	0.45	0.95	0.69	65
13.61	18.92	584,141	0.45	0.97	0.69	44

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class B, Class C and Select Class	Diversified
Market Expansion Index Fund	Class A, Class B, Class C, Class R2 and Select Class	Diversified

The investment objective of the Equity Index Fund is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s Composite Stock Price Index.

The investment objective of the Market Expansion Index Fund is to seek to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small and mid-capitalization equity markets as represented by a market capitalization weighted combination of the Standard & Poor’s Small Cap 600 Index and the Standard & Poor’s Mid Cap 400 Index.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$178,303	$—	$—	(a)	$178,303
Consumer Staples	192,772	—	—		192,772
Energy	204,979	—	—		204,979
Financials	224,422	—	—		224,422
Health Care	198,045	—	—		198,045
Industrials	178,639	—	—		178,639
Information Technology	317,563	—	—		317,563
Materials	58,506	—	—		58,506
Telecommunication Services	52,966	—	—		52,966
Utilities	64,593	—	—		64,593

Total Common Stocks	1,670,788	—	—	(a)	1,670,788

Preferred Stocks
Consumer Discretionary	—	—	—	(a)	—	(a)

Total Preferred Stocks	—	—	—	(a)	—	(a)

Warrants
Financials	—	69	—		69
Short-Term Investment
Investment Company	9,181	—	—		9,181
Investment of Cash Collateral for Securities on Loan
Investment Company	480	—	—		480

Total Investments in Securities	$1,680,449	$69	$—	(a)	$1,680,518

Appreciation in Other Financial Instruments
Futures Contracts	$137	$—	$—		$137

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Market Expansion Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$145,048	$—	$—		$145,048
Consumer Staples	47,314	—	—		47,314
Energy	67,230	—	—		67,230
Financials	212,975	—	—		212,975
Health Care	111,494	—	—		111,494
Industrials	191,073	—	—		191,073
Information Technology	185,820	—	—	(a)	185,820
Materials	60,826	—	—		60,826
Telecommunication Services	5,779	—	—		5,779
Utilities	55,077	—	—		55,077

Total Common Stocks	1,082,636	—	—		1,082,636

Debt Securities
U.S. Treasury Obligations	—	4,830	—		4,830
Short-Term Investment
Investment Company	13,566	—	—		13,566
Investment of Cash Collateral for Securities on Loan
Investment Company	12,232	—	—		12,232

Total Investments in Securities	$1,108,434	$4,830	$—	(a)	$1,113,264

Appreciation in Other Financial Instruments
Futures Contracts	$485	$—	$—		$485

(a)	Security has zero value.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Equity Index Fund	Balance as of 6/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases (1)		Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11
Investments in Securities
Common Stocks — Consumer Discretionary	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)
Preferred Stocks — Consumer Discretionary	—	—	—	—	—	(a)	—	—	—	—	(a)

Total	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)

Market Expansion Index Fund	Balance as of 6/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases (1)		Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11
Investments in Securities
Common Stocks — Information Technology	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)

Total	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales included all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Security has zero value.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3), amounted to zero. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2011 (amounts in thousands):

	Value		Percentage
Equity Index Fund	$—	(a)	—%
Market Expansion Index Fund	—	(a)	—

(a)	Securities have zero value.

C. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the six months ended December 31, 2011 (amounts in thousands):

	Equity Index Fund	Market Expansion Index Fund
Average Notional Balance Long	$14,737	$31,519
Ending Notional Balance Long	14,781	16,803

D. Transactions with Affiliates — An issuer which is under common control with a Fund may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be an affiliated issuer (amounts in thousands): For the six months ended December 31, 2011

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
Equity Index Fund
JPMorgan Chase & Co. (common stock)	$25,282	$—	$2,049	$(198)	$299	558	$18,544
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	19,103	85,360	95,282	—	6	9,181	9,181
JPMorgan Prime Money Market Fund, Capital Shares*	7,885	5,386	12,791	—	2	480	480

Total	$52,270			$(198)	$307		$28,205

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
Market Expansion Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class	$25,717	$152,082	$164,233	$—	$12	$13,566	$13,566
JPMorgan Prime Money Market Fund, Capital Shares*	32,596	29,239	49,603	—	19	12,232	12,232

Total	$58,313			$—	$31		$25,798

*	Represents investment of cash collateral related to securities on loan, as described in Note 2.E. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statements of Operations.

E. Securities Lending — Each Fund may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Funds pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Equity Index Fund	$1
Market Expansion Index Fund	10

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Equity Index Fund	$463	$480	$480
Market Expansion Index Fund	11,856	12,232	12,232

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Equity Index Fund	$1
Market Expansion Index Fund	9

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.25% of the Funds’ average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services, Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Equity Index Fund	0.25%	0.75%	0.75%	n/a
Market Expansion Index Fund	0.25	0.75	0.75	0.50%

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$9	$8
Market Expansion Index Fund	2	1

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class
Equity Index Fund	0.45%	1.20%	1.20%	n/a	0.20%
Market Expansion Index Fund	0.82	1.57	1.57	1.07%	0.57

The contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The expense limitation percentages in the table above are in place until at least October 31, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Equity Index Fund	$1,550	$657	$2,057	$4,264
Market Expansion Index Fund	—	—	419	419

	Voluntary Waivers
	Shareholder Servicing	Total
Market Expansion Index Fund	$734	$734

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2011 was as follows (excluding the waiver disclosed in Note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Equity Index Fund	$15
Market Expansion Index Fund	28

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$38,550	$140,039
Market Expansion Index Fund	456,800	490,917

During the six months year ended December 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$870,934	$875,698	$66,114	$809,584
Market Expansion Index Fund	997,007	172,407	56,150	116,257

At June 30, 2011, the Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2012	2013	2017	2018	Total
Equity Index Fund	$12,693	$13,928	$18,860	$46,155	$91,636

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentration and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate approximately 30.7% of the net assets of Market Expansion Index Fund. Significant shareholder transactions, if any, may impact the Funds’ performance.

48	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$961.20	$2.22	0.45%
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class B
Actual	1,000.00	957.50	5.90	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class C
Actual	1,000.00	957.30	5.90	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Select Class
Actual	1,000.00	962.40	0.99	0.20
Hypothetical	1,000.00	1,024.13	1.02	0.20

Market Expansion Index Fund
Class A
Actual	1,000.00	908.20	3.31	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class B
Actual	1,000.00	904.80	6.66	1.39
Hypothetical	1,000.00	1,018.15	7.05	1.39
Class C
Actual	1,000.00	906.00	6.66	1.39
Hypothetical	1,000.00	1,018.15	7.05	1.39
Class R2
Actual	1,000.00	907.20	5.13	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Select Class
Actual	1,000.00	909.70	2.11	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

50	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, the Funds retained an unaffiliated lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The

Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s performance was in the third quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2010, and in the second, first and first quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Market Expansion Index Fund’s performance was in the fourth, third and third quintiles for Class A shares and in the third, second and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s net advisory fee for Class A and Select Class shares were in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Market Expansion Index Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the third and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

52	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	SAN-INDEX-1211

Semi-Annual Report

J.P. Morgan Investor Funds

December 31, 2011 (Unaudited)

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S.-based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and -10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Fund	Fund Return*	Barclays Capital U.S. Intermediate Aggregate Index Return (Broad Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad- Based Equity Benchmark)	Composite Benchmark Return	Fund Net Assets as of 12/31/2011 (in thousands)
JPMorgan Investor Balanced Fund, Class A (no sales charge)	-3.92%	3.23%	-5.01%	-0.67%	$2,850,143

JPMorgan Investor Conservative Growth Fund, Class A (no sales charge)	-1.87%	3.23%	-5.01%	0.94%	2,619,162

JPMorgan Investor Growth Fund, Class A (no sales charge)	-7.96%	3.23%	-5.01%	-4.11%	1,397,269

JPMorgan Investor Growth & Income Fund, Class A (no sales charge)	-5.77%	3.23%	-5.01%	-2.36%	1,859,146

Portfolio Composition by Asset Class**

Investor Balanced Fund
U.S. Equity	42.9%
Fixed Income	41.7
Alternative Assets	8.8
International Equity	5.3
Money Market	1.3

Investor Conservative Growth Fund
Fixed Income	59.7%
U.S. Equity	26.9
Alternative Assets	8.6
International Equity	3.8
Money Market	1.0

Investor Growth Fund
U.S. Equity	80.3%
International Equity	8.6
Fixed Income	6.4
Alternative Assets	3.8
Money Market	0.9

Investor Growth & Income Fund
U.S. Equity	60.4%
Fixed Income	23.5
Alternative Assets	9.0
International Equity	6.8
Money Market	0.3

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	Percentages indicated are based upon total investments as of December 31, 2011. The Funds’ composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

J.P. Morgan Investor Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

The reporting period began amid uncertainty surrounding global economic growth, which dampened investors’ appetite for risk. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in U.S. stock prices in the third quarter of 2011 and led investors to rotate into the relative safety of U.S. bonds. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but U.S. stocks, as measured by the Russell 3000 Index, still finished the six months ended December 31, 2011 with a 5.01% loss. U.S. bonds, as measured by the Barclays Capital U.S. Intermediate Aggregate Index gained 3.23% during the same period.

Among U.S. stocks, U.S. large-cap stocks outperformed U.S. small- and mid-cap stocks. International and emerging market stocks underperformed U.S. stocks during the reporting period. Commodities finished the reporting period lower, as investors worried that slowing economic growth would curtail global demand for commodities.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

For the six months ended December 31, 2011, each of the JPMorgan Investor Funds (the “Investor Funds”) underperformed the Barclays Capital U.S. Intermediate Aggregate Index, their broad based fixed income benchmark. The JPMorgan Investor Balanced Fund and the JPMorgan Investor Conservative Growth Fund outperformed the Russell 3000 Index, their broad based equity benchmark, while the JPMorgan Investor Growth Fund and the JPMorgan Investor Growth & Income Fund underperformed the Russell 3000 Index.

In accordance with their model allocations, each Investor Fund allocated its assets among fixed income, equity and alternative investments. The Investor Funds’ exposure to equities drove their underperformance versus the Barclays Capital U.S. Intermediate Aggregate Index as equities underperformed fixed income securities during the reporting period. Meanwhile, each Investor Fund invests in U.S., international and emerging market stocks, while the Russell 3000 Index is comprised solely of U.S. large-cap stocks. The JPMorgan Investor Growth Fund and the JPMorgan Investor Growth & Income Fund each had a higher percentage allocation to international and emerging market stocks compared to the JPMorgan Investor Balanced Fund and the JPMorgan Investor Conservative Growth Fund. International and emerging market stocks underperformed U.S. stock and this higher allocation caused the JPMorgan Investor Growth Fund and the JPMorgan Investor Growth & Income Fund to underperform the Russell 3000 Index. In addition, the JPMorgan Investor Growth Fund and the JPMorgan Investor Growth & Income Fund had exposure to U.S. small-cap stocks, which hurt their performance against the Russell 3000 Index as U.S. small-cap stocks underperformed U.S. large-cap stocks.

Each Investor Fund’s performance is also compared to blended composite benchmarks, which are constructed of different percentages of the Investor Funds’ broad based fixed income benchmark and broad based equity benchmark. These composite benchmarks correspond to each Investor Fund’s model allocation. Each Investor Fund underperformed its blended composite benchmark during the reporting period. Their relative performance versus the composite benchmark was hurt by the Investor Funds’ exposure to international and emerging market stocks.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds that invested in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Within each asset class, the underlying funds in which the Investor Funds invested were further diversified among large-cap, mid-cap, small-cap, and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. They assessed their tactical asset mix and strategic asset mix by evaluating the performance of the Investor Funds against the blended performance of the Russell 3000 Index and the Barclays Capital U.S. Intermediate Aggregate Index. They determined the strategic weight for each asset class in the Investor Funds by using both three- to five-year and 10- to 15-year outlooks. They remained focused on making investments they believed would perform well over the long term, and maintained a level of volatility similar to that of each Investor Fund’s blended benchmark and their peer group.

*	The advisor seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	3

JPMorgan Investor Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		(3.92)%	(0.19)%	2.83%	4.60%
With Sales Charge**		(8.22)	(4.72)	1.89	4.12
CLASS B SHARES	12/10/96
Without CDSC		(4.19)	(0.75)	2.26	4.06
With CDSC***		(9.19)	(5.75)	1.89	4.06
CLASS C SHARES	7/1/97
Without CDSC		(4.22)	(0.77)	2.26	3.96
With CDSC****		(5.22)	(1.77)	2.26	3.96
SELECT CLASS SHARES	12/10/96	(3.79)	0.05	3.10	4.87

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Barclays Capital U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays Capital U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		(1.87)%	1.26%	3.67%	4.45%
With Sales Charge**		(6.31)	(3.33)	2.72	3.98
CLASS B SHARES	12/10/96
Without CDSC		(2.04)	0.73	3.10	3.92
With CDSC***		(7.04)	(4.27)	2.75	3.92
CLASS C SHARES	7/1/97
Without CDSC		(2.05)	0.75	3.11	3.81
With CDSC****		(3.05)	(0.25)	3.11	3.81
SELECT CLASS SHARES	12/10/96	(1.74)	1.50	3.93	4.71

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Barclays Capital U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays Capital U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		(7.96)%	(3.16)%	0.11%	3.67%
With Sales Charge**		(12.13)	(7.48)	(0.81)	3.19
CLASS B SHARES	12/10/96
Without CDSC		(8.22)	(3.70)	(0.47)	3.13
With CDSC***		(13.22)	(8.70)	(0.89)	3.13
CLASS C SHARES	7/1/97
Without CDSC		(8.21)	(3.75)	(0.47)	3.01
With CDSC****		(9.21)	(4.75)	(0.47)	3.01
SELECT CLASS SHARES	12/10/96	(7.80)	(2.94)	0.36	3.92

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Barclays Capital U.S. Intermediate Aggregate Index, the Composite Benchmark and the Lipper Multi-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays Capital U.S. Intermediate Aggregate Index (10%). The Lipper Multi-Cap Core Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		(5.77)%	(1.50)%	1.55%	4.19%
With Sales Charge**		(10.04)	(5.92)	0.61	3.71
CLASS B SHARES	12/10/96
Without CDSC		(6.08)	(1.99)	0.97	3.64
With CDSC***		(11.08)	(6.99)	0.59	3.64
CLASS C SHARES	7/1/97
Without CDSC		(6.08)	(2.05)	0.97	3.53
With CDSC****		(7.08)	(3.05)	0.97	3.53
SELECT CLASS SHARES	12/10/96	(5.64)	(1.19)	1.80	4.46

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Barclays Capital U.S. Intermediate Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Intermediate Aggregate Index is an unmanaged index comprised of

U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays Capital U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.8% (b)
	Alternative Assets — 8.8%
1,950	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	33,410
1,059	JPMorgan Global Natural Resources Fund, Select Class Shares	13,039
16,547	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	159,845
3,044	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	43,597

	Total Alternative Assets	249,891

	Fixed Income — 41.6%
24,235	JPMorgan Core Bond Fund, Select Class Shares	286,700
43,818	JPMorgan Core Plus Bond Fund, Select Class Shares	361,939
2,322	JPMorgan Credit Opportunities Fund, Select Class Shares	23,080
6,418	JPMorgan Emerging Markets Debt Fund, Select Class Shares	51,152
365	JPMorgan Floating Rate Income Fund, Select Class Shares	3,511
7,901	JPMorgan Government Bond Fund, Select Class Shares	91,179
27,594	JPMorgan High Yield Fund, Select Class Shares	210,268
3,718	JPMorgan Inflation Managed Bond Fund, Select Class Shares	38,966
6,709	JPMorgan Limited Duration Bond Fund, Select Class Shares	62,727
5,255	JPMorgan Short Duration Bond Fund, Select Class Shares	57,539

	Total Fixed Income	1,187,061

	International Equity — 5.3%
1,831	JPMorgan Emerging Economies Fund, Select Class Shares	21,454
1,089	JPMorgan Emerging Markets Equity Fund, Select Class Shares	22,022
6,064	JPMorgan International Equity Index Fund, Select Class Shares	93,937
784	JPMorgan Latin America Fund, Select Class Shares	13,665

	Total International Equity	151,078

	Money Market — 1.3%
36,511	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (l)	36,511

	U.S. Equity — 42.8%
1,032	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	14,701

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
1,634	JPMorgan Equity Income Fund, Select Class Shares	15,290
9,924	JPMorgan Intrepid America Fund, Select Class Shares	225,385
4,944	JPMorgan Intrepid Growth Fund, Select Class Shares	112,672
5,975	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	86,456
1,542	JPMorgan Large Cap Growth Fund, Select Class Shares	33,091
14,022	JPMorgan Large Cap Value Fund, Select Class Shares	144,282
12,131	JPMorgan Market Expansion Index Fund, Select Class Shares	117,309
3,062	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	37,759
30,089	JPMorgan U.S. Equity Fund, Select Class Shares	297,886
6,860	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	135,408

	Total U.S. Equity	1,220,239

	Total Investments — 99.8% (Cost $2,696,237)	2,844,780
	Other Assets in Excess of Liabilities — 0.2%	5,363

	NET ASSETS — 100.0%	$2,850,143

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.8% (b)
	Alternative Assets — 8.6%
1,691	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	28,963
565	JPMorgan Global Natural Resources Fund, Select Class Shares	6,955
13,149	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	127,021
4,284	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	61,344

	Total Alternative Assets	224,283

	Fixed Income — 59.5%
24,546	JPMorgan Core Bond Fund, Select Class Shares	290,384
50,670	JPMorgan Core Plus Bond Fund, Select Class Shares	418,532
3,675	JPMorgan Credit Opportunities Fund, Select Class Shares	36,526
5,577	JPMorgan Emerging Markets Debt Fund, Select Class Shares	44,451
1,345	JPMorgan Floating Rate Income Fund, Select Class Shares	12,948
19,038	JPMorgan Government Bond Fund, Select Class Shares	219,698
19,552	JPMorgan High Yield Fund, Select Class Shares	148,986
5,902	JPMorgan Inflation Managed Bond Fund, Select Class Shares	61,851
15,488	JPMorgan Limited Duration Bond Fund, Select Class Shares	144,813
16,552	JPMorgan Short Duration Bond Fund, Select Class Shares	181,240

	Total Fixed Income	1,559,429

	International Equity — 3.8%
1,767	JPMorgan Emerging Economies Fund, Select Class Shares	20,704
1,037	JPMorgan Emerging Markets Equity Fund, Select Class Shares	20,977
2,902	JPMorgan International Equity Index Fund, Select Class Shares	44,955
771	JPMorgan Latin America Fund, Select Class Shares	13,439

	Total International Equity	100,075

	Money Market — 1.0%
25,239	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (l)	25,239

	U.S. Equity — 26.9%
1,593	JPMorgan Equity Income Fund, Select Class Shares	14,913

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
8,337	JPMorgan Intrepid America Fund, Select Class Shares	189,344
3,149	JPMorgan Intrepid Growth Fund, Select Class Shares	71,761
2,588	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	37,443
6,132	JPMorgan Large Cap Value Fund, Select Class Shares	63,094
3,777	JPMorgan Market Expansion Index Fund, Select Class Shares	36,522
700	JPMorgan Mid Cap Growth Fund, Select Class Shares	13,706
2,369	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	29,210
15,422	JPMorgan U.S. Equity Fund, Select Class Shares	152,674
4,076	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	80,460
803	JPMorgan Value Advantage Fund, Select Class Shares	14,608

	Total U.S. Equity	703,735

	Total Investments — 99.8% (Cost $2,520,571)	2,612,761
	Other Assets in Excess of Liabilities — 0.2%	6,401

	NET ASSETS — 100.0%	$2,619,162

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.1% (b)
	Alternative Assets — 3.8%
854	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	14,635
430	JPMorgan Global Natural Resources Fund, Select Class Shares	5,293
2,232	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	21,563
805	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	11,521

	Total Alternative Assets	53,012

	Fixed Income — 6.4%
507	JPMorgan Core Plus Bond Fund, Select Class Shares	4,188
660	JPMorgan Credit Opportunities Fund, Select Class Shares	6,562
3,317	JPMorgan Emerging Markets Debt Fund, Select Class Shares	26,437
188	JPMorgan Floating Rate Income Fund, Select Class Shares	1,806
37	JPMorgan Government Bond Fund, Select Class Shares	431
4,395	JPMorgan High Yield Fund, Select Class Shares	33,489
1,410	JPMorgan Inflation Managed Bond Fund, Select Class Shares	14,774
184	JPMorgan Limited Duration Bond Fund, Select Class Shares	1,720

	Total Fixed Income	89,407

	International Equity — 8.7%
835	JPMorgan Emerging Economies Fund, Select Class Shares	9,787
539	JPMorgan Emerging Markets Equity Fund, Select Class Shares	10,896
2,261	JPMorgan International Equity Fund, Select Class Shares	27,500
4,257	JPMorgan International Equity Index Fund, Select Class Shares	65,935
371	JPMorgan Latin America Fund, Select Class Shares	6,464

	Total International Equity	120,582

	Money Market — 0.9%
13,067	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (l)	13,067

	U.S. Equity — 80.3%
481	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	6,850
622	JPMorgan Equity Income Fund, Select Class Shares	5,818

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
8,414	JPMorgan Intrepid America Fund, Select Class Shares	191,091
3,912	JPMorgan Intrepid Growth Fund, Select Class Shares	89,166
3,879	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	56,132
6,383	JPMorgan Large Cap Growth Fund, Select Class Shares	136,969
17,591	JPMorgan Large Cap Value Fund, Select Class Shares	181,014
9,264	JPMorgan Market Expansion Index Fund, Select Class Shares	89,580
343	JPMorgan Mid Cap Growth Fund, Select Class Shares	6,725
2,487	JPMorgan Small Cap Value Fund, Select Class Shares	44,869
1,456	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	17,956
22,325	JPMorgan U.S. Equity Fund, Select Class Shares	221,018
3,428	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	67,669
400	JPMorgan Value Advantage Fund, Select Class Shares	7,280

	Total U.S. Equity	1,122,137

	Total Investments — 100.1% (Cost $1,310,920)	1,398,205
	Liabilities in Excess of Other Assets — (0.1)%	(936)

	NET ASSETS — 100.0%	$1,397,269

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9% (b)
	Alternative Assets — 9.0%
1,092	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	18,709
580	JPMorgan Global Natural Resources Fund, Select Class Shares	7,136
11,176	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	107,957
2,298	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	32,906

	Total Alternative Assets	166,708

	Fixed Income — 23.5%
7,925	JPMorgan Core Bond Fund, Select Class Shares	93,753
17,680	JPMorgan Core Plus Bond Fund, Select Class Shares	146,034
1,198	JPMorgan Credit Opportunities Fund, Select Class Shares	11,910
4,155	JPMorgan Emerging Markets Debt Fund, Select Class Shares	33,117
240	JPMorgan Floating Rate Income Fund, Select Class Shares	2,307
17,090	JPMorgan High Yield Fund, Select Class Shares	130,223
1,906	JPMorgan Inflation Managed Bond Fund, Select Class Shares	19,971

	Total Fixed Income	437,315

	International Equity — 6.7%
1,222	JPMorgan Emerging Economies Fund, Select Class Shares	14,322
778	JPMorgan Emerging Markets Equity Fund, Select Class Shares	15,733
1,854	JPMorgan International Equity Fund, Select Class Shares	22,545
4,124	JPMorgan International Equity Index Fund, Select Class Shares	63,888
524	JPMorgan Latin America Fund, Select Class Shares	9,130

	Total International Equity	125,618

	Money Market — 0.3%
6,085	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (l)	6,085

	U.S. Equity — 60.4%
684	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	9,739
682	JPMorgan Equity Income Fund, Select Class Shares	6,382

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
10,050	JPMorgan Intrepid America Fund, Select Class Shares	228,239
3,589	JPMorgan Intrepid Growth Fund, Select Class Shares	81,803
2,453	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	35,491
5,397	JPMorgan Large Cap Growth Fund, Select Class Shares	115,830
15,198	JPMorgan Large Cap Value Fund, Select Class Shares	156,390
9,672	JPMorgan Market Expansion Index Fund, Select Class Shares	93,530
503	JPMorgan Mid Cap Growth Fund, Select Class Shares	9,850
2,166	JPMorgan Small Cap Value Fund, Select Class Shares	39,066
1,763	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	21,740
22,897	JPMorgan U.S. Equity Fund, Select Class Shares	226,685
4,417	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	87,189
574	JPMorgan Value Advantage Fund, Select Class Shares	10,454

	Total U.S. Equity	1,122,388

	Total Investments — 99.9% (Cost $1,733,626)	1,858,114
	Other Assets in Excess of Liabilities — 0.1%	1,032

	NET ASSETS — 100.0%	$1,859,146

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	11

J.P. Morgan Investor Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2011.

The financial statements of the underlying affiliated funds in which the Funds invest should be read in conjunction with the Funds’ financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund		Investor Growth Fund	Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$2,844,780	$2,612,761		$1,398,205	$1,858,114
Receivables:
Fund shares sold	5,206	5,401		1,974	1,915
Dividends from affiliates	5,236	5,924		738	2,341

Total Assets	2,855,222	2,624,086		1,400,917	1,862,370

LIABILITIES:
Payables:
Dividends	1,011	245		453	369
Fund shares redeemed	2,314	3,064		1,963	1,471
Accrued liabilities:
Investment advisory fees	120	111		59	79
Administration fees	149	142		65	109
Shareholder servicing fees	129	143		15	45
Distribution fees	798	914		392	529
Custodian and accounting fees	8	10		12	2
Trustees’ and Chief Compliance Officer’s fees	2	—	(a)	4	2
Transfer agent fees	463	293		578	509
Other	85	2		107	109

Total Liabilities	5,079	4,924		3,648	3,224

Net Assets	$2,850,143	$2,619,162		$1,397,269	$1,859,146

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid in capital	$2,799,951	$2,572,977	$1,420,447	$1,879,424
Accumulated undistributed (distributions in excess of) net investment income	(43)	73	(31)	(42)
Accumulated net realized gains (losses)	(98,308)	(46,078)	(110,432)	(144,724)
Net unrealized appreciation (depreciation)	148,543	92,190	87,285	124,488

Total Net Assets	$2,850,143	$2,619,162	$1,397,269	$1,859,146

Net Assets:
Class A	$2,051,460	$1,649,606	$1,001,517	$1,347,616
Class B	189,268	97,337	167,455	212,343
Class C	383,009	788,450	114,631	169,649
Select Class	226,406	83,769	113,666	129,538

Total	$2,850,143	$2,619,162	$1,397,269	$1,859,146

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	171,647	149,241	77,420	108,658
Class B	15,845	8,800	13,229	17,203
Class C	32,420	71,567	9,215	13,970
Select Class	18,920	7,552	8,652	10,576

Net Asset Value: (b)
Class A — Redemption price per share	$11.95	$11.05	$12.94	$12.40
Class B — Offering price per share (c)	11.94	11.06	12.66	12.34
Class C — Offering price per share (c)	11.81	11.02	12.44	12.14
Select Class — Offering and redemption price per share	11.97	11.09	13.14	12.25
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.51	$11.57	$13.55	$12.98

Cost of investments in affiliates	2,696,237	2,520,571	1,310,920	1,733,626

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$39,121	$38,631	$11,860	$21,419

EXPENSES:
Investment advisory fees	717	657	354	476
Administration fees	903	845	541	662
Distribution fees:
Class A	2,553	2,021	1,257	1,703
Class B	768	391	678	867
Class C	1,482	3,064	441	649
Shareholder servicing fees:
Class A	2,553	2,021	1,257	1,703
Class B	256	130	226	289
Class C	494	1,021	147	216
Select Class	282	111	142	170
Custodian and accounting fees	12	9	10	9
Professional fees	28	33	23	30
Trustees’ and Chief Compliance Officer’s fees	12	11	8	8
Printing and mailing costs	146	130	137	137
Registration and filing fees	100	104	35	67
Transfer agent fees	782	544	718	679
Other	20	19	13	15

Total expenses	11,108	11,111	5,987	7,680

Less amounts waived	(2,668)	(2,322)	(1,752)	(2,008)

Net expenses	8,440	8,789	4,235	5,672

Net investment income (loss)	30,681	29,842	7,625	15,747

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	(8,741)	(7,189)	(6,124)	(4,374)

Distributions of realized gains by investment company affiliates	20,960	13,599	11,781	15,096

Change in net unrealized appreciation (depreciation) of investments in affiliates	(163,753)	(87,604)	(137,778)	(147,246)

Net realized/unrealized gains (losses)	(151,534)	(81,194)	(132,121)	(136,524)

Change in net assets resulting from operations	$(120,853)	$(51,352)	$(124,496)	$(120,777)

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,681	$45,843	$29,842	$42,561
Net realized gain (loss) on investments in affiliates	(8,741)	(1,259)	(7,189)	(623)
Distributions of realized gains by investment company affiliates	20,960	1,299	13,599	945
Change in net unrealized appreciation (depreciation)	(163,753)	311,746	(87,604)	149,813

Change in net assets resulting from operations	(120,853)	357,629	(51,352)	192,696

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(22,875)	(34,094)	(19,865)	(28,821)
Class B
From net investment income	(1,640)	(3,548)	(974)	(2,298)
Class C
From net investment income	(3,364)	(4,557)	(7,768)	(10,083)
Select Class
From net investment income	(2,805)	(4,294)	(1,167)	(1,842)

Total distributions to shareholders	(30,684)	(46,493)	(29,774)	(43,044)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	14,081	600,320	62,223	1,012,877

NET ASSETS:
Change in net assets	(137,456)	911,456	(18,903)	1,162,529
Beginning of period	2,987,599	2,076,143	2,638,065	1,475,536

End of period	$2,850,143	$2,987,599	$2,619,162	$2,638,065

Accumulated undistributed (distributions in excess of) net investment income	$(43)	$(40)	$73	$5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,625	$8,079	$15,747	$24,031
Net realized gain (loss) on investments in affiliates	(6,124)	(2,942)	(4,374)	1,383
Distributions of realized gains by investment company affiliates	11,781	462	15,096	890
Change in net unrealized appreciation (depreciation)	(137,778)	303,641	(147,246)	310,921

Change in net assets resulting from operations	(124,496)	309,240	(120,777)	337,225

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,679)	(6,542)	(11,998)	(18,124)
Class B
From net investment income	(681)	(560)	(1,315)	(2,656)
Class C
From net investment income	(484)	(274)	(1,086)	(1,486)
Select Class
From net investment income	(780)	(928)	(1,346)	(2,206)

Total distributions to shareholders	(7,624)	(8,304)	(15,745)	(24,472)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(25,612)	91,548	(51,554)	186,583

NET ASSETS:
Change in net assets	(157,732)	392,484	(188,076)	499,336
Beginning of period	1,555,001	1,162,517	2,047,222	1,547,886

End of period	$1,397,269	$1,555,001	$1,859,146	$2,047,222

Accumulated undistributed (distributions in excess of) net investment income	$(31)	$(32)	$(42)	$(44)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$342,536	$911,333	$379,167	$910,497
Dividends and distributions reinvested	22,697	32,173	19,621	26,639
Cost of shares redeemed	(311,770)	(464,581)	(289,815)	(369,085)

Change in net assets from Class A capital transactions	$53,463	$478,925	$108,973	$568,051

Class B
Proceeds from shares issued	$4,131	$10,328	$4,323	$10,510
Dividends and distributions reinvested	1,631	3,451	964	2,207
Cost of shares redeemed	(40,904)	(103,233)	(20,941)	(53,962)

Change in net assets from Class B capital transactions	$(35,142)	$(89,454)	$(15,654)	$(41,245)

Class C
Proceeds from shares issued	$57,216	$244,314	$141,356	$614,085
Dividends and distributions reinvested	3,286	4,206	7,644	9,202
Cost of shares redeemed	(71,463)	(83,866)	(177,369)	(159,839)

Change in net assets from Class C capital transactions	$(10,961)	$164,654	$(28,369)	$463,448

Select Class
Proceeds from shares issued	$24,748	$89,071	$12,063	$42,405
Dividends and distributions reinvested	1,518	2,429	603	1,012
Cost of shares redeemed	(19,545)	(45,305)	(15,393)	(20,794)

Change in net assets from Select Class capital transactions	$6,721	$46,195	$(2,727)	$22,623

Total change in net assets from capital transactions	$14,081	$600,320	$62,223	$1,012,877

SHARE TRANSACTIONS:
Class A
Issued	28,518	74,647	34,168	81,610
Reinvested	1,930	2,621	1,772	2,381
Redeemed	(26,051)	(38,299)	(26,179)	(33,055)

Change in Class A Shares	4,397	38,969	9,761	50,936

Class B
Issued	346	851	391	945
Reinvested	139	283	87	198
Redeemed	(3,406)	(8,538)	(1,883)	(4,840)

Change in Class B Shares	(2,921)	(7,404)	(1,405)	(3,697)

Class C
Issued	4,802	20,096	12,751	54,963
Reinvested	282	345	693	823
Redeemed	(6,049)	(6,969)	(16,103)	(14,318)

Change in Class C Shares	(965)	13,472	(2,659)	41,468

Select Class
Issued	2,045	7,278	1,089	3,769
Reinvested	129	198	54	90
Redeemed	(1,637)	(3,712)	(1,384)	(1,853)

Change in Select Class Shares	537	3,764	(241)	2,006

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$107,226	$319,346	$163,924	$495,870
Dividends and distributions reinvested	5,645	6,345	11,931	17,581
Cost of shares redeemed	(108,069)	(209,622)	(174,944)	(286,725)

Change in net assets from Class A capital transactions	$4,802	$116,069	$911	$226,726

Class B
Proceeds from shares issued	$645	$3,761	$1,467	$5,663
Dividends and distributions reinvested	675	550	1,306	2,603
Cost of shares redeemed	(29,375)	(77,822)	(43,545)	(111,264)

Change in net assets from Class B capital transactions	$(28,055)	$(73,511)	$(40,772)	$(102,998)

Class C
Proceeds from shares issued	$13,914	$49,459	$19,112	$77,947
Dividends and distributions reinvested	447	241	986	1,279
Cost of shares redeemed	(17,585)	(25,787)	(24,477)	(36,602)

Change in net assets from Class C capital transactions	$(3,224)	$23,913	$(4,379)	$42,624

Select Class
Proceeds from shares issued	$10,260	$44,870	$8,016	$37,959
Dividends and distributions reinvested	346	430	1,020	1,795
Cost of shares redeemed	(9,741)	(20,223)	(16,350)	(19,523)

Change in net assets from Select Class capital transactions	$865	$25,077	$(7,314)	$20,231

Total change in net assets from capital transactions	$(25,612)	$91,548	$(51,554)	$186,583

SHARE TRANSACTIONS:
Class A
Issued	8,285	23,839	13,143	38,884
Reinvested	438	466	980	1,369
Redeemed	(8,357)	(15,849)	(14,127)	(22,783)

Change in Class A Shares	366	8,456	(4)	17,470

Class B
Issued	52	284	119	448
Reinvested	53	42	107	205
Redeemed	(2,314)	(6,027)	(3,515)	(8,888)

Change in Class B Shares	(2,209)	(5,701)	(3,289)	(8,235)

Class C
Issued	1,119	3,805	1,564	6,195
Reinvested	36	18	82	102
Redeemed	(1,413)	(2,019)	(2,025)	(2,964)

Change in Class C Shares	(258)	1,804	(379)	3,333

Select Class
Issued	789	3,279	653	3,035
Reinvested	27	31	85	141
Redeemed	(736)	(1,528)	(1,331)	(1,577)

Change in Select Class Shares	80	1,782	(593)	1,599

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Investor Balanced Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$12.58	$0.13	$(0.63)	$(0.50)	$(0.13)	$—	$(0.13)
Year Ended June 30, 2011	11.00	0.23	1.58	1.81	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.03	0.26	0.97	1.23	(0.26)	—	(0.26)
Year Ended June 30, 2009	11.90	0.31	(1.54)	(1.23)	(0.31)	(0.33)	(0.64)
Year Ended June 30, 2008	13.18	0.40	(0.77)	(0.37)	(0.56)	(0.35)	(0.91)
Year Ended June 30, 2007	12.36	0.36	1.18	1.54	(0.41)	(0.31)	(0.72)

Class B
Six Months Ended December 31, 2011 (Unaudited)	12.57	0.11	(0.64)	(0.53)	(0.10)	—	(0.10)
Year Ended June 30, 2011	10.99	0.17	1.57	1.74	(0.16)	—	(0.16)
Year Ended June 30, 2010	10.01	0.20	0.97	1.17	(0.19)	—	(0.19)
Year Ended June 30, 2009	11.88	0.26	(1.55)	(1.29)	(0.25)	(0.33)	(0.58)
Year Ended June 30, 2008	13.16	0.31	(0.76)	(0.45)	(0.48)	(0.35)	(0.83)
Year Ended June 30, 2007	12.34	0.28	1.18	1.46	(0.33)	(0.31)	(0.64)

Class C
Six Months Ended December 31, 2011 (Unaudited)	12.44	0.10	(0.63)	(0.53)	(0.10)	—	(0.10)
Year Ended June 30, 2011	10.88	0.17	1.56	1.73	(0.17)	—	(0.17)
Year Ended June 30, 2010	9.93	0.20	0.95	1.15	(0.20)	—	(0.20)
Year Ended June 30, 2009	11.79	0.25	(1.53)	(1.28)	(0.25)	(0.33)	(0.58)
Year Ended June 30, 2008	13.07	0.32	(0.76)	(0.44)	(0.49)	(0.35)	(0.84)
Year Ended June 30, 2007	12.26	0.28	1.18	1.46	(0.34)	(0.31)	(0.65)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	12.60	0.15	(0.63)	(0.48)	(0.15)	—	(0.15)
Year Ended June 30, 2011	11.01	0.26	1.59	1.85	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.04	0.28	0.97	1.25	(0.28)	—	(0.28)
Year Ended June 30, 2009	11.91	0.34	(1.54)	(1.20)	(0.34)	(0.33)	(0.67)
Year Ended June 30, 2008	13.19	0.45	(0.79)	(0.34)	(0.59)	(0.35)	(0.94)
Year Ended June 30, 2007	12.36	0.37	1.21	1.58	(0.44)	(0.31)	(0.75)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$11.95	(3.92)%	$2,051,460	0.50%	2.25%	0.69%	6%
12.58	16.53	2,104,717	0.50	1.92	0.69	5
11.00	12.19	1,410,998	0.50	2.34	0.71	12
10.03	(9.91)	899,136	0.50	3.10	0.75	24
11.90	(3.06)	1,081,145	0.46	3.09	0.68	26
13.18	12.74	1,062,281	0.47	2.76	0.70	13

11.94	(4.19)	189,268	1.02	1.65	1.19	6
12.57	15.91	235,961	1.02	1.37	1.19	5
10.99	11.66	287,519	1.05	1.75	1.21	12
10.01	(10.47)	341,604	1.08	2.49	1.25	24
11.88	(3.64)	517,262	1.04	2.48	1.19	26
13.16	12.09	624,375	1.05	2.15	1.20	13

11.81	(4.22)	383,009	1.02	1.69	1.19	6
12.44	15.98	415,301	1.02	1.40	1.19	5
10.88	11.55	216,667	1.05	1.80	1.21	12
9.93	(10.44)	107,948	1.08	2.50	1.25	24
11.79	(3.63)	134,639	1.04	2.52	1.19	26
13.07	12.12	125,825	1.05	2.17	1.20	13

11.97	(3.79)	226,406	0.25	2.50	0.44	6
12.60	16.88	231,620	0.25	2.15	0.44	5
11.01	12.44	160,959	0.25	2.60	0.46	12
10.04	(9.67)	114,631	0.25	3.37	0.50	24
11.91	(2.82)	140,188	0.21	3.28	0.43	26
13.19	13.09	108,184	0.22	3.03	0.45	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Investor Conservative Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$11.40	$0.14		$(0.35)	$(0.21)	$(0.14)	$—	$(0.14)
Year Ended June 30, 2011	10.47	0.25		0.93	1.18	(0.25)	—	(0.25)
Year Ended June 30, 2010	9.67	0.29		0.80	1.09	(0.29)	—	(0.29)
Year Ended June 30, 2009	10.56	0.34		(0.81)	(0.47)	(0.34)	(0.08)	(0.42)
Year Ended June 30, 2008	11.29	0.41	(g)	(0.44)	(0.03)	(0.50)	(0.20)	(0.70)
Year Ended June 30, 2007	10.98	0.38		0.62	1.00	(0.41)	(0.28)	(0.69)

Class B
Six Months Ended December 31, 2011 (Unaudited)	11.40	0.11		(0.34)	(0.23)	(0.11)	—	(0.11)
Year Ended June 30, 2011	10.48	0.18		0.93	1.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	9.67	0.23		0.81	1.04	(0.23)	—	(0.23)
Year Ended June 30, 2009	10.56	0.28		(0.81)	(0.53)	(0.28)	(0.08)	(0.36)
Year Ended June 30, 2008	11.30	0.35	(g)	(0.46)	(0.11)	(0.43)	(0.20)	(0.63)
Year Ended June 30, 2007	10.98	0.32		0.62	0.94	(0.34)	(0.28)	(0.62)

Class C
Six Months Ended December 31, 2011 (Unaudited)	11.36	0.11		(0.34)	(0.23)	(0.11)	—	(0.11)
Year Ended June 30, 2011	10.44	0.19		0.92	1.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	9.64	0.23		0.81	1.04	(0.24)	—	(0.24)
Year Ended June 30, 2009	10.53	0.28		(0.81)	(0.53)	(0.28)	(0.08)	(0.36)
Year Ended June 30, 2008	11.27	0.35	(g)	(0.45)	(0.10)	(0.44)	(0.20)	(0.64)
Year Ended June 30, 2007	10.96	0.32		0.62	0.94	(0.35)	(0.28)	(0.63)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	11.44	0.15		(0.35)	(0.20)	(0.15)	—	(0.15)
Year Ended June 30, 2011	10.51	0.27		0.94	1.21	(0.28)	—	(0.28)
Year Ended June 30, 2010	9.70	0.30		0.83	1.13	(0.32)	—	(0.32)
Year Ended June 30, 2009	10.59	0.37		(0.82)	(0.45)	(0.36)	(0.08)	(0.44)
Year Ended June 30, 2008	11.33	0.43	(g)	(0.45)	(0.02)	(0.52)	(0.20)	(0.72)
Year Ended June 30, 2007	11.01	0.41		0.62	1.03	(0.43)	(0.28)	(0.71)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$11.05	(1.87)%	$1,649,606	0.50%	2.47%	0.68%	5%
11.40	11.36	1,589,494	0.50	2.26	0.68	3
10.47	11.32	927,164	0.50	2.78	0.72	11
9.67	(4.25)	479,238	0.50	3.56	0.76	32
10.56	0.38	489,374	0.50	3.74	0.71	27
11.29	9.28	423,663	0.50	3.39	0.72	12

11.06	(2.04)	97,337	1.01	1.88	1.18	5
11.40	10.64	116,375	1.02	1.69	1.18	3
10.48	10.80	145,639	1.06	2.17	1.22	11
9.67	(4.80)	167,499	1.09	2.96	1.26	32
10.56	(1.04)	218,437	1.06	3.13	1.21	27
11.30	8.76	242,016	1.06	2.79	1.22	12

11.02	(2.05)	788,450	1.01	1.91	1.18	5
11.36	10.73	843,076	1.01	1.76	1.18	3
10.44	10.78	341,942	1.06	2.25	1.22	11
9.64	(4.82)	110,141	1.09	2.96	1.26	32
10.53	(1.01)	128,991	1.06	3.20	1.21	27
11.27	8.73	85,153	1.06	2.85	1.22	12

11.09	(1.74)	83,769	0.25	2.68	0.43	5
11.44	11.57	89,120	0.25	2.48	0.43	3
10.51	11.66	60,791	0.25	3.03	0.47	11
9.70	(4.01)	40,734	0.25	3.80	0.51	32
10.59	(0.21)	50,698	0.25	3.89	0.46	27
11.33	9.61	33,282	0.25	3.65	0.47	12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Investor Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$14.14	$0.08	(g)	$(1.21)	$(1.13)	$(0.07)	$—	$(0.07)
Year Ended June 30, 2011	11.22	0.09	(g)	2.92	3.01	(0.09)	—	(0.09)
Year Ended June 30, 2010	9.94	0.10	(g)	1.26	1.36	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.23	0.15	(g)	(3.44)	(3.29)	(0.16)	(0.84)	(1.00)
Year Ended June 30, 2008	17.03	0.22	(g)	(1.71)	(1.49)	(0.64)	(0.67)	(1.31)
Year Ended June 30, 2007	15.10	0.19		2.54	2.73	(0.33)	(0.47)	(0.80)

Class B
Six Months Ended December 31, 2011 (Unaudited)	13.85	0.03	(g)	(1.17)	(1.14)	(0.05)	—	(0.05)
Year Ended June 30, 2011	11.00	0.02	(g)	2.86	2.88	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.79	0.02	(g)	1.24	1.26	(0.05)	—	(0.05)
Year Ended June 30, 2009	14.03	0.08	(g)	(3.39)	(3.31)	(0.09)	(0.84)	(0.93)
Year Ended June 30, 2008	16.81	0.13	(g)	(1.69)	(1.56)	(0.55)	(0.67)	(1.22)
Year Ended June 30, 2007	14.92	0.08		2.52	2.60	(0.24)	(0.47)	(0.71)

Class C
Six Months Ended December 31, 2011 (Unaudited)	13.61	0.04	(g)	(1.16)	(1.12)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.82	0.02	(g)	2.80	2.82	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.62	0.03	(g)	1.22	1.25	(0.05)	—	(0.05)
Year Ended June 30, 2009	13.82	0.08	(g)	(3.34)	(3.26)	(0.10)	(0.84)	(0.94)
Year Ended June 30, 2008	16.58	0.13	(g)	(1.67)	(1.54)	(0.55)	(0.67)	(1.22)
Year Ended June 30, 2007	14.73	0.09		2.48	2.57	(0.25)	(0.47)	(0.72)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	14.35	0.10	(g)	(1.22)	(1.12)	(0.09)	—	(0.09)
Year Ended June 30, 2011	11.39	0.13	(g)	2.95	3.08	(0.12)	—	(0.12)
Year Ended June 30, 2010	10.09	0.13	(g)	1.28	1.41	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.42	0.17	(g)	(3.48)	(3.31)	(0.18)	(0.84)	(1.02)
Year Ended June 30, 2008	17.24	0.27	(g)	(1.74)	(1.47)	(0.68)	(0.67)	(1.35)
Year Ended June 30, 2007	15.27	0.22		2.59	2.81	(0.37)	(0.47)	(0.84)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$12.94	(7.96)%	$1,001,517	0.50%	1.19%	0.76%	5%
14.14	26.86	1,089,221	0.50	0.71	0.76	15
11.22	13.67	769,574	0.50	0.81	0.79	15
9.94	(22.41)	573,470	0.50	1.45	0.88	23
14.23	(9.41)	708,064	0.50	1.42	0.73	25
17.03	18.41	735,824	0.50	1.13	0.75	15

12.66	(8.22)	167,455	1.06	0.55	1.26	5
13.85	26.20	213,785	1.06	0.12	1.26	15
11.00	12.85	232,624	1.10	0.20	1.30	15
9.79	(22.85)	281,372	1.11	0.80	1.37	23
14.03	(9.95)	481,947	1.07	0.86	1.23	25
16.81	17.75	638,693	1.07	0.54	1.25	15

12.44	(8.21)	114,631	1.06	0.61	1.26	5
13.61	26.11	128,944	1.06	0.15	1.26	15
10.82	12.99	82,981	1.09	0.22	1.29	15
9.62	(22.89)	60,098	1.11	0.80	1.37	23
13.82	(9.94)	87,048	1.07	0.86	1.23	25
16.58	17.73	99,319	1.07	0.55	1.25	15

13.14	(7.80)	113,666	0.25	1.46	0.51	5
14.35	27.11	123,051	0.25	0.96	0.51	15
11.39	13.87	77,338	0.25	1.08	0.54	15
10.09	(22.20)	55,890	0.25	1.62	0.63	23
14.42	(9.19)	68,846	0.25	1.68	0.48	25
17.24	18.75	58,181	0.25	1.37	0.50	15

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Investor Growth & Income Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$13.28	$0.11		$(0.88)	$(0.77)	$(0.11)	$—	$(0.11)
Year Ended June 30, 2011	11.05	0.18	(g)	2.23	2.41	(0.18)	—	(0.18)
Year Ended June 30, 2010	9.90	0.20	(g)	1.15	1.35	(0.20)	—	(0.20)
Year Ended June 30, 2009	13.06	0.24		(2.52)	(2.28)	(0.24)	(0.64)	(0.88)
Year Ended June 30, 2008	15.14	0.33		(1.24)	(0.91)	(0.62)	(0.55)	(1.17)
Year Ended June 30, 2007	13.81	0.29		1.84	2.13	(0.40)	(0.40)	(0.80)

Class B
Six Months Ended December 31, 2011 (Unaudited)	13.22	0.07		(0.87)	(0.80)	(0.08)	—	(0.08)
Year Ended June 30, 2011	11.00	0.11	(g)	2.22	2.33	(0.11)	—	(0.11)
Year Ended June 30, 2010	9.85	0.13	(g)	1.15	1.28	(0.13)	—	(0.13)
Year Ended June 30, 2009	13.00	0.18		(2.51)	(2.33)	(0.18)	(0.64)	(0.82)
Year Ended June 30, 2008	15.07	0.23		(1.21)	(0.98)	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2007	13.75	0.20		1.83	2.03	(0.31)	(0.40)	(0.71)

Class C
Six Months Ended December 31, 2011 (Unaudited)	13.01	0.07		(0.86)	(0.79)	(0.08)	—	(0.08)
Year Ended June 30, 2011	10.83	0.11	(g)	2.19	2.30	(0.12)	—	(0.12)
Year Ended June 30, 2010	9.71	0.13	(g)	1.12	1.25	(0.13)	—	(0.13)
Year Ended June 30, 2009	12.83	0.17		(2.46)	(2.29)	(0.19)	(0.64)	(0.83)
Year Ended June 30, 2008	14.89	0.23		(1.20)	(0.97)	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2007	13.59	0.21		1.81	2.02	(0.32)	(0.40)	(0.72)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	13.12	0.13		(0.87)	(0.74)	(0.13)	—	(0.13)
Year Ended June 30, 2011	10.92	0.21	(g)	2.20	2.41	(0.21)	—	(0.21)
Year Ended June 30, 2010	9.78	0.22	(g)	1.14	1.36	(0.22)	—	(0.22)
Year Ended June 30, 2009	12.92	0.26		(2.49)	(2.23)	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2008	14.99	0.37		(1.23)	(0.86)	(0.66)	(0.55)	(1.21)
Year Ended June 30, 2007	13.67	0.33		1.82	2.15	(0.43)	(0.40)	(0.83)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$12.40	(5.77)%	$1,347,616	0.50%	1.77%	0.72%	4%
13.28	21.91	1,443,240	0.50	1.45	0.71	9
11.05	13.52	1,008,109	0.50	1.72	0.73	14
9.90	(16.79)	737,763	0.50	2.33	0.79	24
13.06	(6.46)	979,243	0.47	2.31	0.70	25
15.14	15.69	1,043,468	0.47	1.99	0.70	14

12.34	(6.08)	212,343	1.04	1.16	1.22	4
13.22	21.23	270,833	1.04	0.88	1.22	9
11.00	12.92	315,944	1.08	1.13	1.23	14
9.85	(17.30)	376,179	1.09	1.72	1.29	24
13.00	(6.98)	615,387	1.04	1.73	1.20	25
15.07	15.03	792,115	1.04	1.39	1.20	14

12.14	(6.08)	169,649	1.04	1.22	1.22	4
13.01	21.28	186,625	1.04	0.91	1.21	9
10.83	12.87	119,332	1.07	1.16	1.23	14
9.71	(17.28)	79,996	1.09	1.72	1.29	24
12.83	(6.97)	113,522	1.04	1.75	1.20	25
14.89	15.09	130,037	1.05	1.41	1.20	14

12.25	(5.64)	129,538	0.25	2.01	0.47	4
13.12	22.19	146,524	0.25	1.69	0.46	9
10.92	13.87	104,501	0.25	1.94	0.48	14
9.78	(16.61)	107,048	0.25	2.57	0.54	24
12.92	(6.22)	139,611	0.22	2.55	0.45	25
14.99	16.07	133,965	0.22	2.22	0.45	14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Conservative Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth & Income Fund	Class A, Class B, Class C and Select Class	Diversified

The Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at such fund's net asset value per share as of the report date.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Balanced Fund
Total Investments in Securities (a)	$2,844,780	$—	$—	$2,844,780

Investor Conservative Growth Fund
Total Investments in Securities (a)	$2,612,761	$—	$—	$2,612,761

Investor Growth Fund
Total Investments in Securities (a)	$1,398,205	$—	$—	$1,398,205

Investor Growth & Income Fund
Total Investments in Securities (a)	$1,858,114	$—	$—	$1,858,114

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

30	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

B. Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers. Included in the Sales Proceeds and Realized Gain (Loss) amounts in the table below are distributions of realized gains by investment company affiliates (amounts in thousands):

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
Investor Balanced Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$39,651	$200	$1,700	$106	$1,602	1,950	$33,410
JPMorgan Core Bond Fund, Select Class Shares	281,556	7,534	9,785	837	5,079	24,235	286,700
JPMorgan Core Plus Bond Fund, Select Class Shares	361,906	5,564	8,315	147	8,703	43,818	361,939
JPMorgan Credit Opportunities Fund, Select Class Shares	18,179	7,048	1,798	37	328	2,322	23,080
JPMorgan Dynamic Growth Fund, Select Class Shares	19,041	2,000	4,500	(673)	—	1,032	14,701
JPMorgan Emerging Economies Fund, Select Class Shares	24,474	4,500	2,000	(529)	320	1,831	21,454
JPMorgan Emerging Markets Debt Fund, Select Class Shares	53,560	—	1,000	(22)	2,001	6,418	51,152
JPMorgan Emerging Markets Equity Fund, Select Class Shares	27,083	3,000	3,700	(470)	15	1,089	22,022
JPMorgan Equity Income Fund, Select Class Shares	—	14,466	66	66	77	1,634	15,290
JPMorgan Floating Rate Income Fund, Select Class Shares	—	3,500	—	—	14	365	3,511
JPMorgan Global Natural Resources Fund, Select Class Shares	19,494	—	2,499	(705)	83	1,059	13,039
JPMorgan Government Bond Fund, Select Class Shares	96,355	6,145	15,845	690	1,620	7,901	91,179
JPMorgan High Yield Fund, Select Class Shares	208,053	17,224	4,224	4,224	7,514	27,594	210,268
JPMorgan Inflation Managed Bond Fund, Select Class Shares	39,019	170	170	170	456	3,718	38,966
JPMorgan International Equity Index Fund, Select Class Shares	111,197	12,500	4,500	(980)	2,772	6,064	93,937
JPMorgan Intrepid America Fund, Select Class Shares	233,847	18,200	7,000	(891)	2,023	9,924	225,385
JPMorgan Intrepid Growth Fund, Select Class Shares	121,007	4,500	4,000	(271)	648	4,944	112,672
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	93,946	9,500	6,300	(996)	311	5,975	86,456
JPMorgan Large Cap Growth Fund, Select Class Shares	38,149	2,000	5,500	(167)	7	1,542	33,091
JPMorgan Large Cap Value Fund, Select Class Shares	152,226	7,500	1,500	(341)	1,019	14,022	144,282
JPMorgan Latin America Fund, Select Class Shares	14,534	3,000	1,500	(322)	28	784	13,665
JPMorgan Limited Duration Bond Fund, Select Class Shares	73,564	2,000	12,000	(82)	701	6,709	62,727
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	38,376	126,142	128,007	—	12	36,511	36,511
JPMorgan Market Expansion Index Fund, Select Class Shares	124,068	19,250	14,749	7,753	504	12,131	117,309
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	171,198	—	7,100	(589)	—	16,547	159,845
JPMorgan Research Market Neutral Fund, Select Class Shares	53,708	—	7,100	(379)	—	3,044	43,597
JPMorgan Short Duration Bond Fund, Select Class Shares	76,599	10,115	29,015	70	603	5,255	57,539
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	41,590	7,952	9,452	4,471	141	3,062	37,759
JPMorgan U.S. Equity Fund, Select Class Shares	297,654	25,492	6,692	1,065	1,662	30,089	297,886
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	146,795	—	—	—	878	6,860	135,408

Total	$2,976,829			$12,219	$39,121		$2,844,780

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
Investor Conservative Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$50,209	$174	$17,175	$(941)	$1,388	1,691	$28,963
JPMorgan Core Bond Fund, Select Class Shares	281,516	4,041	2,540	550	5,144	24,546	290,384
JPMorgan Core Plus Bond Fund, Select Class Shares	411,379	6,073	2,072	70	10,015	50,670	418,532
JPMorgan Credit Opportunities Fund, Select Class Shares	33,856	6,476	3,076	— (a)	600	3,675	36,526
JPMorgan Emerging Economies Fund, Select Class Shares	21,189	7,250	2,500	(536)	309	1,767	20,704
JPMorgan Emerging Markets Debt Fund, Select Class Shares	45,678	—	—	—	1,734	5,577	44,451
JPMorgan Emerging Markets Equity Fund, Select Class Shares	22,428	6,000	4,250	(107)	14	1,037	20,977
JPMorgan Equity Income Fund, Select Class Shares	—	14,564	65	65	58	1,593	14,913
JPMorgan Floating Rate Income Fund, Select Class Shares	—	13,201	1	1	196	1,345	12,948
JPMorgan Global Natural Resources Fund, Select Class Shares	11,757	—	2,500	(578)	44	565	6,955
JPMorgan Government Bond Fund, Select Class Shares	219,124	3,350	13,850	253	3,995	19,038	219,698
JPMorgan High Yield Fund, Select Class Shares	151,012	21,193	14,993	1,979	5,372	19,552	148,986
JPMorgan Inflation Managed Bond Fund, Select Class Shares	58,416	5,770	2,270	277	727	5,902	61,851
JPMorgan International Equity Index Fund, Select Class Shares	51,858	6,500	1,500	(385)	1,327	2,902	44,955
JPMorgan Intrepid America Fund, Select Class Shares	177,499	30,050	3,500	(710)	1,700	8,337	189,344
JPMorgan Intrepid Growth Fund, Select Class Shares	67,795	12,800	4,000	(535)	413	3,149	71,761
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	36,601	6,500	1,500	(319)	133	2,588	37,443
JPMorgan Large Cap Value Fund, Select Class Shares	60,977	7,500	—	—	446	6,132	63,094
JPMorgan Latin America Fund, Select Class Shares	13,190	3,000	500	(96)	28	771	13,439
JPMorgan Limited Duration Bond Fund, Select Class Shares	148,174	—	1,500	(62)	1,566	15,488	144,813
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	42,052	192,202	209,015	—	16	25,239	25,239
JPMorgan Market Expansion Index Fund, Select Class Shares	34,836	10,474	5,224	2,145	154	3,777	36,522
JPMorgan Mid Cap Growth Fund, Select Class Shares	20,500	5,772	10,022	2,310	—	700	13,706
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	136,915	—	6,500	(466)	—	13,149	127,021
JPMorgan Research Market Neutral Fund, Select Class Shares	71,947	—	6,500	(399)	—	4,284	61,344
JPMorgan Short Duration Bond Fund, Select Class Shares	169,533	26,863	14,663	321	1,576	16,552	181,240
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	30,368	6,331	5,831	3,526	109	2,369	29,210
JPMorgan U.S. Equity Fund, Select Class Shares	145,913	22,167	6,617	446	840	15,422	152,674
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	87,226	—	—	—	522	4,076	80,460
JPMorgan Value Advantage Fund, Select Class Shares	19,921	1,500	5,500	(399)	205	803	14,608

Total	$2,621,869			$6,410	$38,631		$2,612,761

32	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
Investor Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$16,731	$88	$88	$88	$702	854	$14,635
JPMorgan Core Plus Bond Fund, Select Class Shares	5,642	1	1,501	208	107	507	4,188
JPMorgan Credit Opportunities Fund, Select Class Shares	6,713	14	14	13	124	660	6,562
JPMorgan Dynamic Growth Fund, Select Class Shares	8,326	1,900	3,000	(1)	—	481	6,850
JPMorgan Emerging Economies Fund, Select Class Shares	12,238	3,500	2,800	(596)	146	835	9,787
JPMorgan Emerging Markets Debt Fund, Select Class Shares	30,145	—	3,000	(55)	1,057	3,317	26,437
JPMorgan Emerging Markets Equity Fund, Select Class Shares	15,419	500	2,500	(360)	7	539	10,896
JPMorgan Equity Income Fund, Select Class Shares	—	5,525	25	25	27	622	5,818
JPMorgan Floating Rate Income Fund, Select Class Shares	—	1,800	—	—	7	188	1,806
JPMorgan Global Natural Resources Fund, Select Class Shares	7,811	—	1,000	(183)	34	430	5,293
JPMorgan Government Bond Fund, Select Class Shares	2,150	2	1,801	210	14	37	431
JPMorgan High Yield Fund, Select Class Shares	33,500	2,373	673	673	1,196	4,395	33,489
JPMorgan Inflation Managed Bond Fund, Select Class Shares	14,795	63	64	64	173	1,410	14,774
JPMorgan International Equity Fund, Select Class Shares	37,157	3,000	7,500	(662)	98	2,261	27,500
JPMorgan International Equity Index Fund, Select Class Shares	87,882	3,000	4,600	(1,158)	1,946	4,257	65,935
JPMorgan Intrepid America Fund, Select Class Shares	200,506	7,000	—	—	1,715	8,414	191,091
JPMorgan Intrepid Growth Fund, Select Class Shares	96,503	3,000	3,000	(452)	513	3,912	89,166
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	65,123	4,500	5,500	(1,001)	200	3,879	56,132
JPMorgan Large Cap Growth Fund, Select Class Shares	148,641	—	6,000	16	29	6,383	136,969
JPMorgan Large Cap Value Fund, Select Class Shares	195,941	5,100	3,000	(828)	1,279	17,591	181,014
JPMorgan Latin America Fund, Select Class Shares	7,899	500	500	(123)	13	371	6,464
JPMorgan Limited Duration Bond Fund, Select Class Shares	3,245	—	1,500	134	20	184	1,720
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	12,247	69,319	68,499	—	6	13,067	13,067
JPMorgan Market Expansion Index Fund, Select Class Shares	97,787	9,681	8,181	6,304	382	9,264	89,580
JPMorgan Mid Cap Growth Fund, Select Class Shares	9,448	2,624	4,624	1,537	—	343	6,725
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	33,655	—	11,500	(169)	—	2,232	21,563
JPMorgan Research Market Neutral Fund, Select Class Shares	15,879	—	3,500	(193)	—	805	11,521
JPMorgan Small Cap Value Fund, Select Class Shares	50,501	6,000	6,500	(1,536)	228	2,487	44,869
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	20,710	3,855	5,355	1,952	67	1,456	17,956
JPMorgan U.S. Equity Fund, Select Class Shares	234,529	5,555	4,255	1,155	1,229	22,325	221,018
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	73,360	—	—	—	439	3,428	67,669
JPMorgan Value Advantage Fund, Select Class Shares	9,424	2,000	4,000	595	102	400	7,280

Total	$1,553,907			$5,657	$11,860		$1,398,205

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
Investor Growth & Income Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$21,389	$112	$112	$112	$897	1,092	$18,709
JPMorgan Core Bond Fund, Select Class Shares	114,101	1,174	24,524	1,874	1,866	7,925	93,753
JPMorgan Core Plus Bond Fund, Select Class Shares	158,073	1,026	14,276	504	3,596	17,680	146,034
JPMorgan Credit Opportunities Fund, Select Class Shares	8,817	4,525	1,275	31	156	1,198	11,910
JPMorgan Dynamic Growth Fund, Select Class Shares	12,271	—	1,500	(127)	—	684	9,739
JPMorgan Emerging Economies Fund, Select Class Shares	16,616	2,300	1,000	(265)	214	1,222	14,322
JPMorgan Emerging Markets Debt Fund, Select Class Shares	35,027	—	1,000	(21)	1,297	4,155	33,117
JPMorgan Emerging Markets Equity Fund, Select Class Shares	19,455	—	500	(63)	11	778	15,733
JPMorgan Equity Income Fund, Select Class Shares	—	6,128	28	28	26	682	6,382
JPMorgan Floating Rate Income Fund, Select Class Shares	—	2,300	—	—	9	240	2,307
JPMorgan Global Natural Resources Fund, Select Class Shares	10,700	—	1,500	(295)	45	580	7,136
JPMorgan High Yield Fund, Select Class Shares	129,976	9,516	2,616	2,616	4,641	17,090	130,223
JPMorgan Inflation Managed Bond Fund, Select Class Shares	19,998	87	87	87	233	1,906	19,971
JPMorgan International Equity Fund, Select Class Shares	26,674	4,000	4,750	(124)	80	1,854	22,545
JPMorgan International Equity Index Fund, Select Class Shares	80,902	3,250	1,400	(280)	1,885	4,124	63,888
JPMorgan Intrepid America Fund, Select Class Shares	245,989	5,500	3,500	(454)	2,049	10,050	228,239
JPMorgan Intrepid Growth Fund, Select Class Shares	87,538	3,250	2,500	(171)	470	3,589	81,803
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	42,812	3,250	5,000	(1,007)	127	2,453	35,491
JPMorgan Large Cap Growth Fund, Select Class Shares	125,701	2,000	7,250	113	25	5,397	115,830
JPMorgan Large Cap Value Fund, Select Class Shares	171,558	3,000	3,250	(721)	1,105	15,198	156,390
JPMorgan Latin America Fund, Select Class Shares	9,802	1,000	—	—	19	524	9,130
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	21,538	67,655	83,108	—	6	6,085	6,085
JPMorgan Market Expansion Index Fund, Select Class Shares	104,955	7,976	9,476	6,543	400	9,672	93,530
JPMorgan Mid Cap Growth Fund, Select Class Shares	13,715	1,914	3,914	331	—	503	9,850
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	117,421	—	6,600	(364)	—	11,176	107,957
JPMorgan Research Market Neutral Fund, Select Class Shares	39,750	—	4,600	(249)	—	2,298	32,906
JPMorgan Small Cap Value Fund, Select Class Shares	43,848	3,250	3,500	(711)	200	2,166	39,066
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	24,480	3,851	5,351	2,710	81	1,763	21,740
JPMorgan U.S. Equity Fund, Select Class Shares	238,695	9,288	6,288	709	1,268	22,897	226,685
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	94,521	—	—	—	567	4,417	87,189
JPMorgan Value Advantage Fund, Select Class Shares	13,619	1,000	3,750	(84)	146	574	10,454

Total	$2,049,941			$10,722	$21,419		$1,858,114

(a)	Amount rounds to less than $1,000.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Funds first learn of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

34	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for dividends from the Investor Conservative Growth Fund, which are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annualized fee rate of 0.05% of the Funds’ average daily net assets.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first 500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the six months ended December 31, 2011, the annualized effective rate of each Fund’s average daily net assets was as follows:

Investor Balanced Fund	0.06%
Investor Conservative Growth Fund	0.06
Investor Growth Fund	0.08
Investor Growth & Income Fund	0.07

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services, Co. (“JPMIS”), serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$1,091	$78
Investor Conservative Growth Fund	1,240	112
Investor Growth Fund	318	51
Investor Growth & Income Fund	503	49

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Funds invest impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

E. Custodian and Accounting Fees — JPMCB, an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Investor Balanced Fund	0.50%	1.25%	1.25%	0.25%
Investor Conservative Growth Fund	0.50	1.25	1.25	0.25
Investor Growth Fund	0.50	1.25	1.25	0.25
Investor Growth & Income Fund	0.50	1.25	1.25	0.25

The contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$—	$2,152	$2,152
Investor Conservative Growth Fund	—	1,527	1,527
Investor Growth Fund	65	1,404	1,469
Investor Growth & Income Fund	—	1,641	1,641

	Voluntary Waivers
	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$—	$516	$516
Investor Conservative Growth Fund	—	795	795
Investor Growth Fund	17	266	283
Investor Growth & Income Fund	—	367	367

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$193,360	$172,010
Investor Conservative Growth Fund	227,549	138,649
Investor Growth Fund	71,581	95,981
Investor Growth & Income Fund	79,697	119,547

36	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

During the six months ended December 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$2,696,237	$182,327	$33,784	$148,543
Investor Conservative Growth Fund	2,520,571	119,271	27,081	92,190
Investor Growth Fund	1,310,920	117,644	30,359	87,285
Investor Growth & Income Fund	1,733,626	151,321	26,833	124,488

At June 30, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
Investor Balanced Fund	$8,977	$9,489	$5,878	$24,344
Investor Conservative Growth Fund	9,800	11,953	4,028	25,781
Investor Growth Fund	10,617	9,674	27,262	47,553
Investor Growth & Income Fund	11,356	24,453	14,140	49,949

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Core Plus Bond Fund	44%
JPMorgan Credit Opportunities Fund	95
JPMorgan Dynamic Growth Fund	89
JPMorgan Emerging Economies Fund	21
JPMorgan Emerging Markets Debt Fund	29
JPMorgan Global Natural Resources Fund	50
JPMorgan Government Bond Fund	20
JPMorgan Inflation Managed Bond Fund	13
JPMorgan International Equity Index Fund	47
JPMorgan Intrepid America Fund	50
JPMorgan Intrepid Growth Fund	57
JPMorgan Intrepid Mid Cap Fund	52
JPMorgan Large Cap Value Fund	88
JPMorgan Latin America Fund	62
JPMorgan Limited Duration Bond Fund	52
JPMorgan Market Expansion Index Fund	31
JPMorgan Multi-Cap Market Neutral Fund	85
JPMorgan Research Market Neutral Fund	17
JPMorgan Small Cap Value Fund	15
JPMorgan U.S. Dynamic Plus Fund	73
JPMorgan U.S. Equity Fund	18

In addition, the Funds each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares. Significant shareholder transactions, if any, may impact the Funds’ performance.

38	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011 and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$960.80	$2.46	0.50%
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class B
Actual	1,000.00	958.10	5.02	1.02
Hypothetical	1,000.00	1,020.01	5.18	1.02
Class C
Actual	1,000.00	957.80	5.02	1.02
Hypothetical	1,000.00	1,020.01	5.18	1.02
Select Class
Actual	1,000.00	962.10	1.23	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

Investor Conservative Growth Fund
Class A
Actual	1,000.00	981.30	2.49	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class B
Actual	1,000.00	979.60	5.03	1.01
Hypothetical	1,000.00	1,020.06	5.13	1.01
Class C
Actual	1,000.00	979.50	5.03	1.01
Hypothetical	1,000.00	1,020.06	5.13	1.01
Select Class
Actual	1,000.00	982.60	1.25	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Investor Growth Fund
Class A
Actual	$1,000.00	$920.40	$2.41	0.50%
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class B
Actual	1,000.00	917.80	5.11	1.06
Hypothetical	1,000.00	1,019.81	5.38	1.06
Class C
Actual	1,000.00	917.90	5.11	1.06
Hypothetical	1,000.00	1,019.81	5.38	1.06
Select Class
Actual	1,000.00	922.00	1.21	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

Investor Growth & Income Fund
Class A
Actual	1,000.00	942.30	2.44	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class B
Actual	1,000.00	939.20	5.07	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04
Class C
Actual	1,000.00	939.20	5.07	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04
Select Class
Actual	1,000.00	943.60	1.22	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

40	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds including the benefits received by the Advisor and its affiliates in connection with the Funds’ investments in the underlying J.P. Morgan Funds in which each of the Funds invests. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities in certain of the underlying J.P. Morgan Funds that invest primarily in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of assets in these Funds, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper

42	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2011

performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s performance was in the fourth, first and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Investor Conservative Growth Fund’s performance was in the fourth, second and second quintiles for Class A shares and in the fourth, first and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Investor Growth Fund’s performance was in the fifth, second and second quintiles for Class A shares and in the fourth, second and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Investor Growth & Income Fund’s performance was in the fourth, second and second quintiles for Class A shares and in the fourth, first and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Investor Growth Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Investor Growth & Income Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2011	J.P. MORGAN INVESTOR FUNDS	43

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	SAN-INV-1211

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2011 (Unaudited)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S.-based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and–10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

The reporting period began amid uncertainty surrounding global economic growth and concerns about political unrest in the Middle East, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but U.S. large-cap stocks, as measured by the Russell 1000 Index, still finished the six months ended December 31, 2011 with a 4.58% loss, while the Russell 3000 Index declined 5.01%.

U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, as the Russell 1000 Growth Index returned -3.92% versus the -5.22% return for the Russell 1000 Value Index during the six months ended December 31, 2011. U.S. mid-cap stocks underperformed U.S. large-cap stocks as the Russell Midcap Index declined 8.91%.

Intrepid Investment Philosophy

During the reporting period, each JPMorgan Intrepid Fund employed behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund aimed to capitalize on these market inefficiencies by targeting stocks within the particular Fund’s investment universe that were attractively valued with strong momentum characteristics, seeking stocks with increasing prices that the Fund’s portfolio managers believed would continue to increase. The JPMorgan Intrepid Mid Cap Fund targeted stocks with attractive valuations and strong fundamentals. Each Fund looked to sell stocks when they stopped exhibiting the respective characteristics sought by the Fund’s portfolio managers. Each Fund’s portfolio managers used a disciplined quantitative ranking methodology to identify attractive stocks in each sector, combining this process with disciplined portfolio construction, qualitative research and value-added trading.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-7.33%
Russell 1000 Index	-4.58%

Net Assets as of 12/31/2011 (In Thousands)	$1,674,270

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and financials sectors detracted from relative performance, while the Fund’s stock selection in the consumer staples and telecommunication services sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., Xerox Corp. and Halliburton Co. Uncertainty about potential federal regulation and concerns surrounding contagion from the European debt crisis hurt shares of financial services company Citigroup, Inc. Shares of Xerox Corp. declined due to concerns about weak spending by corporations. Shares of oilfield services company Halliburton Co. declined due to concerns that slowing economic growth would diminish demand for oil.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Macy’s, Inc. and Amgen, Inc. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of retailer Macy’s, Inc. rose due to strong sales at the company’s stores. Shares of healthcare company Amgen, Inc. benefited from the company’s better-than-expected earnings and announced stock repurchase program.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.2%
2.	Exxon Mobil Corp.	3.9
3.	Pfizer, Inc.	3.1
4.	International Business Machines Corp.	2.9
5.	Microsoft Corp.	2.8
6.	Honeywell International, Inc.	1.8
7.	Tyco International Ltd. (Switzerland)	1.7
8.	Amgen, Inc.	1.7
9.	Kimberly-Clark Corp.	1.6
10.	Chevron Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.1%
Financials	14.7
Energy	11.8
Health Care	11.5
Industrials	10.9
Consumer Discretionary	10.2
Consumer Staples	9.3
Materials	4.0
Utilities	3.8
Telecommunication Services	3.5
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(7.48)%	(0.33)%	(1.60)%	7.20%
With Sales Charge**		(12.33)	(5.55)	(2.65)	6.55
CLASS C SHARES	2/19/05
Without CDSC		(7.70)	(0.84)	(2.09)	6.77
With CDSC***		(8.70)	(1.84)	(2.09)	6.77
CLASS R2 SHARES	11/3/08	(7.57)	(0.55)	(1.75)	7.10
CLASS R5 SHARES	5/15/06	(7.23)	0.15	(1.14)	7.54
SELECT CLASS SHARES	2/28/03	(7.33)	(0.06)	(1.35)	7.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap

Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-6.63%
Russell 1000 Growth Index	-3.92%

Net Assets as of 12/31/2011 (In Thousands)	$620,418

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary sector detracted from relative performance, while the Fund’s stock selection in the consumer staples sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Oracle Corp., Halliburton Co. and Baker Hughes Inc. Shares of Oracle Corp. declined as the technology company’s revenue was hurt by weak growth in new software licenses and a greater-than-expected decline in hardware sales. Shares of oilfield services company Halliburton Co. and oil well services and equipment provider Baker Hughes Inc. declined due to concerns that slowing economic growth would diminish demand for oil.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Macy’s, Inc. and AutoZone, Inc. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of retailer Macy’s, Inc. rose due to strong sales at the company’s stores. Shares of AutoZone, Inc., a distributor of automotive replacement parts and accessories, benefited from the company’s strong sales and announced stock buyback.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	7.3%
2.	Exxon Mobil Corp.	5.2
3.	International Business Machines Corp.	4.3
4.	Microsoft Corp.	3.9
5.	Philip Morris International, Inc.	3.3
6.	Wal-Mart Stores, Inc.	2.3
7.	Gilead Sciences, Inc.	2.2
8.	Oracle Corp.	2.2
9.	QUALCOMM, Inc.	1.8
10.	Honeywell International, Inc.	1.8

POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.4%
Consumer Discretionary	12.6
Industrials	11.9
Consumer Staples	11.4
Health Care	11.2
Energy	10.9
Materials	5.1
Financials	4.1
Telecommunication Services	1.0
Short-Term Investment	3.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(6.73)%	1.10%	0.96%	7.33%
With Sales Charge**		(11.62)	(4.22)	(0.13)	6.67
CLASS C SHARES	2/19/05
Without CDSC		(6.97)	0.63	0.46	6.90
With CDSC***		(7.97)	(0.37)	0.46	6.90
CLASS R2 SHARES	11/3/08	(6.84)	0.89	0.80	7.23
CLASS R5 SHARES	5/15/06	(6.51)	1.60	1.41	7.66
SELECT CLASS SHARES	2/28/03	(6.63)	1.38	1.21	7.53

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-11.06%
Russell Midcap Index	-8.91%

Net Assets as of 12/31/2011 (In Thousands)	$411,310

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the six months ended December 31, 2011. The Fund’s stock selection in the industrial cyclical and energy sectors detracted from relative performance, while the Fund’s stock selection in the health service and systems and pharmaceutical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Walter Energy, Inc., Navistar International Corp. and Signet Jewelers Ltd. Shares of Walter Energy, Inc., a producer and exporter of metallurgical coal for the global steel industry, declined due to lower-than-expected earnings and concerns about the company’s future production growth. Navistar International Corp., a manufacturer of commercial and military truck engines, reported disappointing quarterly profit, which was lower than expected due to costs related to its joint ventures. In addition, lower expectations for military spending caused the company to lower its guidance, which also hurt the stock. Shares of specialty retail jeweler Signet Jewelers Ltd. declined amid concerns that slowing economic growth would hurt jewelry demand.

Individual contributors to relative performance included the Portfolio’s positions in Pharmasset Inc., Alliance Data Systems Corp. and Macy’s. Shares of biotechnology company Pharmasset Inc. increased after the announcement that it would be acquired by Gilead Sciences, Inc. Shares of consumer financial services company Alliance Data Systems Corp. benefited from the company’s strong earnings and announced stock repurchase plan. Shares of retailer Macy’s Inc. rose due to strong sales at the company’s stores.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Lorillard, Inc.	2.3%
2.	Macy’s, Inc.	2.3
3.	PPG Industries, Inc.	2.0
4.	Discover Financial Services	1.9
5.	Cooper Cos., Inc. (The)	1.7
6.	Campbell Soup Co.	1.5
7.	Parker Hannifin Corp.	1.5
8.	CBS Corp. (Non-Voting), Class B	1.4
9.	Alliance Data Systems Corp.	1.4
10.	Wyndham Worldwide Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.3%
Consumer Discretionary	15.8
Information Technology	14.1
Industrials	11.1
Health Care	9.1
Utilities	8.3
Materials	7.0
Energy	6.7
Consumer Staples	6.4
Telecommunication Services	1.0
U.S. Treasury Obligation	0.2
Short-Term Investment	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		(11.17)%	(1.79)%	(0.30)%	4.79%
With Sales Charge**		(15.81)	(6.92)	(1.37)	4.22
CLASS B SHARES	9/23/96
Without CDSC		(11.49)	(2.48)	(0.95)	4.22
With CDSC***		(16.49)	(7.48)	(1.37)	4.22
CLASS C SHARES	3/22/99
Without CDSC		(11.54)	(2.46)	(0.94)	4.08
With CDSC****		(12.54)	(3.46)	(0.94)	4.08
SELECT CLASS SHARES	6/1/91	(11.06)	(1.57)	(0.06)	5.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The

Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-6.95%
Russell 3000 Index	-5.01%

Net Assets as of 12/31/2011 (In Thousands)	$8,955

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Multi Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 3000 Index for the six months ended December 31, 2011. The Fund’s stock selection in the financials and consumer discretionary sectors detracted from relative performance, while the Fund’s stock selection in the information technology and consumer staples sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in TRW Automotive Holdings Corp., Time Warner Cable, Inc. and Citigroup, Inc. Shares of TRW Automotive Holdings Corp. declined after the auto and truck parts manufacturer reported lower-than-expected earnings. Uncertainty about potential federal regulation hurt shares of financial services company Citigroup, Inc. Shares of Time Warner Cable, Inc. declined due to concerns about subscription losses in its residential video segment.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Alexion Pharmaceuticals, Inc. and Wyndham Worldwide Corp. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Alexion Pharmaceuticals, Inc. benefited after the biopharmaceutical company raised its full-year 2011 earnings guidance. Shares of hotel operator Wyndham Worldwide Corp. increased after the company announced an increase in its stock repurchase program and declared a quarterly cash dividend.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.1%
2.	Apple, Inc.	4.1
3.	Chevron Corp.	3.0
4.	Microsoft Corp.	2.8
5.	Pfizer, Inc.	2.5
6.	UnitedHealth Group, Inc.	2.2
7.	Lorillard, Inc.	2.1
8.	Wyndham Worldwide Corp.	2.1
9.	PNC Financial Services Group, Inc.	2.0
10.	Eaton Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.3%
Health Care	13.6
Financials	13.4
Energy	13.2
Consumer Staples	11.5
Consumer Discretionary	10.7
Industrials	9.5
Materials	3.3
Telecommunication Services	3.0
Utilities	2.9
Short-Term Investment	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(7.13)%	(0.10)%	(2.48)%	6.65%
With Sales Charge**		(12.00)	(5.34)	(3.53)	6.00
CLASS C SHARES	2/19/05
Without CDSC		(7.35)	(0.57)	(2.97)	6.23
With CDSC***		(8.35)	(1.57)	(2.97)	6.23
SELECT CLASS SHARES	2/28/03	(6.95)	0.21	(2.23)	6.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-7.43%
Russell 1000 Value Index	-5.22%

Net Assets as of 12/31/2011 (In Thousands)	$786,045

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index for the six months ended December 31, 2011. The Fund’s stock selection in the financials and materials sectors detracted from relative performance, while the Fund’s stock selection in the telecommunication services and health care sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., Xerox Corp. and MetLife, Inc. Uncertainty about potential federal regulation and concerns surrounding contagion from the European debt crisis hurt shares of financial services company Citigroup, Inc. Shares of Xerox Corp. declined due to concerns about weak spending by corporations. Shares of insurance company MetLife, Inc. declined after the U.S. Federal Reserve blocked the company from raising its dividend or buying back shares.

Individual contributors to relative performance included the Fund’s positions in ACE Ltd., Apple, Inc. and Macy’s, Inc. Shares of insurer ACE Ltd. gained on very good operational results and the prospect of an improving insurance market. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of retailer Macy’s, Inc. rose due to strong sales at the company’s stores.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Pfizer, Inc.	4.4%
2.	Wells Fargo & Co.	3.1
3.	Chevron Corp.	3.1
4.	Exxon Mobil Corp.	2.8
5.	AT&T, Inc.	2.6
6.	ConocoPhillips	2.5
7.	Citigroup, Inc.	2.1
8.	General Electric Co.	2.1
9.	ACE Ltd., (Switzerland)	2.0
10.	PNC Financial Services Group, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.0%
Health Care	13.5
Energy	12.5
Information Technology	9.0
Consumer Discretionary	8.1
Industrials	8.0
Consumer Staples	7.3
Utilities	6.9
Telecommunication Services	5.7
Materials	2.5
Short-Term Investment	2.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(7.53)%	(1.17)%	(2.59)%	7.79%
With Sales Charge**		(12.39)	(6.36)	(3.64)	7.14
CLASS C SHARES	2/19/05
Without CDSC		(7.77)	(1.69)	(3.08)	7.37
With CDSC***		(8.77)	(2.69)	(3.08)	7.37
CLASS R2 SHARES	11/3/08	(7.64)	(1.42)	(2.74)	7.69
CLASS R5 SHARES	5/15/06	(7.37)	(0.86)	(2.18)	8.12
CLASS R6 SHARES	11/30/10	(7.35)	(0.77)	(2.17)	8.12
SELECT CLASS SHARES	2/28/03	(7.43)	(0.99)	(2.37)	7.99

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 10.2%
	Auto Components — 0.4%
187	TRW Automotive Holdings Corp. (a)	6,096

	Automobiles — 1.0%
1,595	Ford Motor Co. (a)	17,167

	Diversified Consumer Services — 0.3%
107	H&R Block, Inc.	1,752
52	Weight Watchers International, Inc.	2,861

		4,613

	Hotels, Restaurants & Leisure — 1.1%
293	Brinker International, Inc.	7,833
97	Penn National Gaming, Inc. (a)	3,681
198	Wyndham Worldwide Corp.	7,505

		19,019

	Household Durables — 0.2%
110	Jarden Corp.	3,275

	Internet & Catalog Retail — 0.5%
48	Amazon.com, Inc. (a)	8,361

	Leisure Equipment & Products — 0.3%
83	Polaris Industries, Inc.	4,652

	Media — 2.2%
384	CBS Corp. (Non-Voting), Class B	10,421
150	Time Warner Cable, Inc.	9,561
380	Viacom, Inc., Class B	17,256

		37,238

	Multiline Retail — 1.8%
133	Dillard’s, Inc., Class A	5,987
769	Macy’s, Inc.	24,756

		30,743

	Specialty Retail — 1.4%
38	AutoZone, Inc. (a)	12,251
142	Best Buy Co., Inc.	3,316
299	GameStop Corp., Class A (a) (c)	7,213

		22,780

	Textiles, Apparel & Luxury Goods — 1.0%
63	Deckers Outdoor Corp. (a)	4,776
97	V.F. Corp.	12,293

		17,069

	Total Consumer Discretionary	171,013

	Consumer Staples — 9.3%
	Beverages — 0.4%
360	Constellation Brands, Inc., Class A (a)	7,450

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.5%
339	CVS Caremark Corp.	13,804
563	Kroger Co. (The)	13,628
243	Wal-Mart Stores, Inc.	14,522

		41,954

	Food Products — 1.6%
205	Campbell Soup Co.	6,824
265	ConAgra Foods, Inc.	6,986
295	Smithfield Foods, Inc. (a)	7,160
293	Tyson Foods, Inc., Class A	6,050

		27,020

	Household Products — 2.3%
47	Colgate-Palmolive Co.	4,333
85	Energizer Holdings, Inc. (a)	6,586
375	Kimberly-Clark Corp.	27,614

		38,533

	Personal Products — 0.2%
68	Nu Skin Enterprises, Inc., Class A	3,317

	Tobacco — 2.3%
230	Altria Group, Inc.	6,808
43	Lorillard, Inc.	4,868
337	Philip Morris International, Inc.	26,463

		38,139

	Total Consumer Staples	156,413

	Energy — 11.8%
	Energy Equipment & Services — 2.8%
354	Baker Hughes, Inc.	17,194
120	Halliburton Co.	4,141
129	Helmerich & Payne, Inc.	7,529
258	National Oilwell Varco, Inc.	17,507

		46,371

	Oil, Gas & Consumable Fuels — 9.0%
258	Chevron Corp.	27,430
183	ConocoPhillips	13,306
762	Exxon Mobil Corp.	64,625
708	Marathon Oil Corp.	20,714
251	Occidental Petroleum Corp.	23,491
60	Valero Energy Corp.	1,265

		150,831

	Total Energy	197,202

	Financials — 14.7%
	Capital Markets — 0.8%
199	Ameriprise Financial, Inc.	9,893

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Capital Markets — Continued
44	Goldman Sachs Group, Inc. (The)	4,008

		13,901

	Commercial Banks — 3.6%
989	Fifth Third Bancorp	12,580
418	PNC Financial Services Group, Inc.	24,089
123	SunTrust Banks, Inc.	2,184
750	Wells Fargo & Co.	20,682

		59,535

	Consumer Finance — 1.6%
623	Capital One Financial Corp.	26,342

	Diversified Financial Services — 2.3%
2,134	Bank of America Corp.	11,867
999	Citigroup, Inc.	26,271

		38,138

	Insurance — 3.8%
318	ACE Ltd., (Switzerland)	22,277
680	MetLife, Inc.	21,196
186	Protective Life Corp.	4,203
322	Prudential Financial, Inc.	16,119

		63,795

	Real Estate Investment Trusts (REITs) — 2.6%
425	Annaly Capital Management, Inc.	6,786
269	HCP, Inc.	11,161
154	Health Care REIT, Inc.	8,403
306	Hospitality Properties Trust	7,037
135	ProLogis, Inc.	3,854
128	Ventas, Inc.	7,046

		44,287

	Total Financials	245,998

	Health Care — 11.5%
	Biotechnology — 3.1%
438	Amgen, Inc.	28,131
429	Gilead Sciences, Inc. (a)	17,567
185	Vertex Pharmaceuticals, Inc. (a)	6,147

		51,845

	Health Care Equipment & Supplies — 1.6%
234	Baxter International, Inc.	11,574
325	Covidien plc, (Ireland)	14,619

		26,193

	Health Care Providers & Services — 2.2%
160	Humana, Inc.	13,982
447	UnitedHealth Group, Inc.	22,654

		36,636

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 4.6%
224	Endo Pharmaceuticals Holdings, Inc. (a)	7,745
238	Merck & Co., Inc.	8,973
2,425	Pfizer, Inc.	52,471
526	Warner Chilcott plc, (Ireland), Class A (a)	7,963

		77,152

	Total Health Care	191,826

	Industrials — 10.9%
	Aerospace & Defense — 3.2%
347	General Dynamics Corp.	23,058
559	Honeywell International, Inc.	30,403

		53,461

	Airlines — 0.7%
81	Alaska Air Group, Inc. (a)	6,105
291	United Continental Holdings, Inc. (a)	5,497

		11,602

	Industrial Conglomerates — 1.7%
614	Tyco International Ltd., (Switzerland)	28,670

	Machinery — 3.6%
279	Caterpillar, Inc.	25,250
79	Joy Global, Inc.	5,908
176	Navistar International Corp. (a)	6,655
233	Parker Hannifin Corp.	17,781
65	Stanley Black & Decker, Inc.	4,408

		60,002

	Professional Services — 0.6%
102	Dun & Bradstreet Corp. (The)	7,640
60	Towers Watson & Co., Class A	3,584

		11,224

	Road & Rail — 1.1%
250	Norfolk Southern Corp.	18,215

	Total Industrials	183,174

	Information Technology — 18.1%
	Communications Equipment — 1.6%
650	Cisco Systems, Inc.	11,754
283	QUALCOMM, Inc.	15,464

		27,218

	Computers & Peripherals — 5.2%
174	Apple, Inc. (a)	70,389
202	Dell, Inc. (a)	2,948
244	EMC Corp. (a)	5,264
158	SanDisk Corp. (a)	7,751

		86,352

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electronic Equipment, Instruments & Components — 0.3%
571	Vishay Intertechnology, Inc. (a)	5,133

	Internet Software & Services — 1.0%
15	Google, Inc., Class A (a)	9,366
172	IAC/InterActiveCorp.	7,314

		16,680

	IT Services — 3.6%
48	Alliance Data Systems Corp. (a)	5,005
265	International Business Machines Corp.	48,811
15	MasterCard, Inc., Class A	5,480

		59,296

	Office Electronics — 0.5%
1,020	Xerox Corp.	8,116

	Semiconductors & Semiconductor Equipment — 1.9%
327	Broadcom Corp., Class A (a)	9,592
343	Freescale Semiconductor Holdings I Ltd. (a)	4,343
559	Xilinx, Inc.	17,905

		31,840

	Software — 4.0%
1,782	Microsoft Corp.	46,269
516	Oracle Corp.	13,233
405	Symantec Corp. (a)	6,340
184	Zynga, Inc., Class A (a)	1,732

		67,574

	Total Information Technology	302,209

	Materials — 4.0%
	Chemicals — 2.6%
87	CF Industries Holdings, Inc.	12,584
93	E.I. du Pont de Nemours & Co.	4,244
184	LyondellBasell Industries N.V., (Netherlands), Class A	5,968
151	Monsanto Co.	10,545
121	PPG Industries, Inc.	10,086

		43,427

	Metals & Mining — 1.4%
549	Freeport-McMoRan Copper & Gold, Inc.	20,194
62	Newmont Mining Corp.	3,709

		23,903

	Total Materials	67,330

	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 3.5%
619	AT&T, Inc.	18,716
547	CenturyLink, Inc.	20,334

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
506	Verizon Communications, Inc.	20,281

	Total Telecommunication Services	59,331

	Utilities — 3.8%
	Electric Utilities — 2.2%
520	American Electric Power Co., Inc.	21,471
176	NextEra Energy, Inc.	10,715
139	PPL Corp.	4,074

		36,260

	Multi-Utilities — 1.6%
496	Sempra Energy	27,275

	Total Utilities	63,535

	Total Common Stocks (Cost $1,441,854)	1,638,031

Short-Term Investment — 2.2%
	Investment Company — 2.2%
36,712	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $36,712)	36,712

Investments of Cash Collateral for Securities on Loan —0.2%
	Investment Company — 0.2%
2,627	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $2,627)	2,627

	Total Investments — 100.2% (Cost $1,481,193)	1,677,370
	Liabilities in Excess of Other Assets — (0.2)%	(3,100)

	NET ASSETS — 100.0%	$1,674,270

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
250	E-mini S&P 500	03/16/12	$15,658	$453

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 12.6%
	Automobiles — 1.1%
613	Ford Motor Co. (a)	6,598

	Diversified Consumer Services — 0.2%
23	ITT Educational Services, Inc. (a)	1,309

	Hotels, Restaurants & Leisure — 3.1%
109	Brinker International, Inc.	2,909
69	Carnival Corp.	2,246
43	McDonald’s Corp.	4,284
68	Penn National Gaming, Inc. (a)	2,573
69	Wyndham Worldwide Corp.	2,603
77	Yum! Brands, Inc.	4,526

		19,141

	Household Durables — 0.4%
42	Tempur-Pedic International, Inc. (a)	2,206

	Internet & Catalog Retail — 2.1%
38	Amazon.com, Inc. (a)	6,612
14	priceline.com, Inc. (a)	6,548

		13,160

	Leisure Equipment & Products — 0.5%
44	Mattel, Inc.	1,227
29	Polaris Industries, Inc.	1,612

		2,839

	Media — 2.4%
116	CBS Corp. (Non-Voting), Class B	3,159
122	DIRECTV, Class A (a)	5,212
19	Time Warner Cable, Inc.	1,189
121	Viacom, Inc., Class B	5,490

		15,050

	Multiline Retail — 1.3%
249	Macy’s, Inc.	8,006

	Specialty Retail — 1.2%
18	AutoZone, Inc. (a)	5,915
46	Limited Brands, Inc.	1,844

		7,759

	Textiles, Apparel & Luxury Goods — 0.3%
24	Deckers Outdoor Corp. (a)	1,844

	Total Consumer Discretionary	77,912

	Consumer Staples — 11.4%
	Beverages — 0.4%
127	Constellation Brands, Inc., Class A (a)	2,631

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 3.2%
47	CVS Caremark Corp.	1,929
161	Kroger Co. (The)	3,887
237	Wal-Mart Stores, Inc.	14,145

		19,961

	Food Products — 1.8%
79	Campbell Soup Co.	2,633
98	ConAgra Foods, Inc.	2,584
113	Smithfield Foods, Inc. (a)	2,746
136	Tyson Foods, Inc., Class A	2,803

		10,766

	Household Products — 1.8%
35	Colgate-Palmolive Co.	3,188
107	Kimberly-Clark Corp.	7,893

		11,081

	Personal Products — 0.2%
25	Nu Skin Enterprises, Inc., Class A	1,234

	Tobacco — 4.0%
86	Altria Group, Inc.	2,535
16	Lorillard, Inc.	1,870
261	Philip Morris International, Inc.	20,452

		24,857

	Total Consumer Staples	70,530

	Energy — 10.9%
	Energy Equipment & Services — 3.0%
131	Baker Hughes, Inc.	6,367
90	Halliburton Co.	3,120
52	Helmerich & Payne, Inc.	3,029
87	National Oilwell Varco, Inc.	5,935

		18,451

	Oil, Gas & Consumable Fuels — 7.9%
11	Chevron Corp.	1,168
383	Exxon Mobil Corp.	32,429
267	Marathon Oil Corp.	7,818
84	Occidental Petroleum Corp.	7,908

		49,323

	Total Energy	67,774

	Financials — 4.1%
	Capital Markets — 0.5%
62	Ameriprise Financial, Inc.	3,098

	Consumer Finance — 1.3%
203	Capital One Financial Corp.	8,564

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 0.6%
455	Bank of America Corp.	2,529
44	Citigroup, Inc.	1,168

		3,697

	Insurance — 0.7%
26	Everest Re Group Ltd., (Bermuda)	2,161
67	Validus Holdings Ltd., (Bermuda)	2,120

		4,281

	Real Estate Investment Trusts (REITs) — 1.0%
85	Hospitality Properties Trust	1,962
75	Ventas, Inc.	4,157

		6,119

	Total Financials	25,759

	Health Care — 11.2%
	Biotechnology — 4.6%
67	Alexion Pharmaceuticals, Inc. (a)	4,812
47	Amgen, Inc.	3,044
65	Celgene Corp. (a)	4,387
333	Gilead Sciences, Inc. (a)	13,613
80	Vertex Pharmaceuticals, Inc. (a)	2,654

		28,510

	Health Care Equipment & Supplies — 1.4%
102	Baxter International, Inc.	5,027
83	Covidien plc, (Ireland)	3,736

		8,763

	Health Care Providers & Services — 2.0%
45	Humana, Inc.	3,898
164	UnitedHealth Group, Inc.	8,322

		12,220

	Pharmaceuticals — 3.2%
83	Endo Pharmaceuticals Holdings, Inc. (a)	2,877
497	Pfizer, Inc.	10,744
213	Warner Chilcott plc, (Ireland), Class A (a)	3,216
48	Watson Pharmaceuticals, Inc. (a)	2,890

		19,727

	Total Health Care	69,220

	Industrials — 11.8%
	Aerospace & Defense — 3.0%
115	General Dynamics Corp.	7,664
203	Honeywell International, Inc.	11,038

		18,702

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 0.9%
26	Alaska Air Group, Inc. (a)	1,945
254	Delta Air Lines, Inc. (a)	2,051
78	United Continental Holdings, Inc. (a)	1,462

		5,458

	Industrial Conglomerates — 1.5%
118	General Electric Co.	2,121
153	Tyco International Ltd., (Switzerland)	7,151

		9,272

	Machinery — 4.9%
105	Caterpillar, Inc.	9,495
34	Joy Global, Inc.	2,572
69	Navistar International Corp. (a)	2,610
119	Parker Hannifin Corp.	9,081
64	Stanley Black & Decker, Inc.	4,313
53	WABCO Holdings, Inc. (a)	2,313

		30,384

	Professional Services — 0.7%
40	Dun & Bradstreet Corp. (The)	2,956
24	Towers Watson & Co., Class A	1,408

		4,364

	Road & Rail — 0.8%
252	CSX Corp.	5,303

	Total Industrials	73,483

	Information Technology — 28.3%
	Communications Equipment — 2.0%
70	Cisco Systems, Inc.	1,271
202	QUALCOMM, Inc.	11,044

		12,315

	Computers & Peripherals — 8.2%
111	Apple, Inc. (a)	45,137
181	Dell, Inc. (a)	2,648
69	SanDisk Corp. (a)	3,411

		51,196

	Electronic Equipment, Instruments & Components — 0.2%
146	Vishay Intertechnology, Inc. (a)	1,316

	Internet Software & Services — 1.9%
14	Google, Inc., Class A (a)	8,784
65	IAC/InterActiveCorp.	2,769

		11,553

	IT Services — 6.7%
21	Accenture plc, (Ireland), Class A	1,091

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
29	Alliance Data Systems Corp. (a)	2,975
144	International Business Machines Corp.	26,525
6	MasterCard, Inc., Class A	2,125
491	Western Union Co. (The)	8,969

		41,685

	Office Electronics — 0.3%
225	Xerox Corp.	1,792

	Semiconductors & Semiconductor Equipment — 2.0%
137	Broadcom Corp., Class A (a)	4,031
127	Freescale Semiconductor Holdings I Ltd. (a)	1,600
208	Xilinx, Inc.	6,653

		12,284

	Software — 7.0%
925	Microsoft Corp.	24,009
524	Oracle Corp.	13,438
363	Symantec Corp. (a)	5,676
68	Zynga, Inc., Class A (a)	639

		43,762

	Total Information Technology	175,903

	Materials — 5.1%
	Chemicals — 3.5%
33	CF Industries Holdings, Inc.	4,799
75	LyondellBasell Industries N.V., (Netherlands), Class A	2,450

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
118	Monsanto Co.	8,282
74	PPG Industries, Inc.	6,203

		21,734

	Metals & Mining — 1.6%
263	Freeport-McMoRan Copper & Gold, Inc.	9,687

	Total Materials	31,421

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
176	CenturyLink, Inc.	6,548

	Total Common Stocks (Cost $513,707)	598,550

Short-Term Investment — 3.4%
	Investment Company — 3.4%
20,974	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $20,974)	20,974

	Total Investments — 99.9% (Cost $534,681)	619,524
	Other Assets in Excess of Liabilities — 0.1%	894

	NET ASSETS — 100.0%	$620,418

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
130	E-mini S&P 500	03/16/12	$8,142	$218

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 15.9%
	Auto Components — 1.0%
46	Autoliv, Inc., (Sweden)	2,445
11	Lear Corp.	418
40	TRW Automotive Holdings Corp. (a)	1,297

		4,160

	Distributors — 0.0% (g)
4	Genuine Parts Co.	233

	Diversified Consumer Services — 2.4%
32	Apollo Group, Inc., Class A (a)	1,729
18	Career Education Corp. (a)	140
184	H&R Block, Inc.	3,005
29	ITT Educational Services, Inc. (a) (c)	1,627
319	Service Corp. International	3,402

		9,903

	Hotels, Restaurants & Leisure — 2.0%
89	Brinker International, Inc.	2,371
146	Wyndham Worldwide Corp.	5,535
3	Wynn Resorts Ltd.	309

		8,215

	Household Durables — 1.3%
28	Garmin Ltd., (Switzerland)	1,115
80	Leggett & Platt, Inc.	1,841
22	Tempur-Pedic International, Inc. (a)	1,176
24	Tupperware Brands Corp.	1,315

		5,447

	Internet & Catalog Retail — 0.5%
46	Groupon, Inc. (a)	957
2	priceline.com, Inc. (a)	936

		1,893

	Leisure Equipment & Products — 0.1%
20	Mattel, Inc.	541

	Media — 1.9%
214	CBS Corp. (Non-Voting), Class B	5,801
77	DISH Network Corp., Class A	2,187

		7,988

	Multiline Retail — 2.7%
3	Big Lots, Inc. (a)	121
32	Dillard’s, Inc., Class A	1,449
292	Macy’s, Inc.	9,384

		10,954

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.3%
11	AutoZone, Inc. (a)	3,607
90	Best Buy Co., Inc.	2,094
188	GameStop Corp., Class A (a) (c)	4,530
15	Limited Brands, Inc.	597
23	TJX Cos., Inc.	1,478
41	Urban Outfitters, Inc. (a)	1,136

		13,442

	Textiles, Apparel & Luxury Goods — 0.7%
100	Michael Kors Holdings Ltd., (Hong Kong) (a)	2,728

	Total Consumer Discretionary	65,504

	Consumer Staples — 6.5%
	Beverages — 1.3%
10	Coca-Cola Enterprises, Inc.	270
245	Constellation Brands, Inc., Class A (a)	5,068

		5,338

	Food & Staples Retailing — 0.6%
281	SUPERVALU, Inc. (c)	2,279

	Food Products — 2.3%
189	Campbell Soup Co.	6,269
7	Corn Products International, Inc.	346
54	Smithfield Foods, Inc. (a)	1,318
80	Tyson Foods, Inc., Class A	1,643

		9,576

	Tobacco — 2.3%
83	Lorillard, Inc.	9,405

	Total Consumer Staples	26,598

	Energy — 6.7%
	Energy Equipment & Services — 2.5%
10	Baker Hughes, Inc.	471
9	Core Laboratories N.V., (Netherlands)	1,048
16	Dresser-Rand Group, Inc. (a)	784
20	National Oilwell Varco, Inc.	1,333
68	Oil States International, Inc. (a)	5,174
4	SEACOR Holdings, Inc. (a)	356
22	Unit Corp. (a)	1,028

		10,194

	Oil, Gas & Consumable Fuels — 4.2%
41	Cimarex Energy Co.	2,547
96	Energen Corp.	4,800
74	HollyFrontier Corp.	1,720
33	Laredo Petroleum Holdings, Inc. (a)	745
18	Murphy Oil Corp.	1,020

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
44	Newfield Exploration Co. (a)	1,675
13	Noble Energy, Inc.	1,232
31	Southern Union Co.	1,318
23	Sunoco, Inc.	931
69	Valero Energy Corp.	1,457

		17,445

	Total Energy	27,639

	Financials — 18.5%
	Capital Markets — 1.1%
33	Affiliated Managers Group, Inc. (a)	3,138
197	American Capital Ltd. (a)	1,324

		4,462

	Commercial Banks — 1.9%
21	BOK Financial Corp.	1,148
7	City National Corp.	327
4	Cullen/Frost Bankers, Inc.	217
92	Fifth Third Bancorp	1,171
110	Huntington Bancshares, Inc.	606
240	KeyCorp	1,847
11	M&T Bank Corp.	802
168	TCF Financial Corp.	1,737

		7,855

	Consumer Finance — 1.9%
329	Discover Financial Services	7,896

	Diversified Financial Services — 0.8%
140	NASDAQ OMX Group, Inc. (The) (a)	3,430

	Insurance — 5.1%
30	Allied World Assurance Co. Holdings AG, (Switzerland)	1,900
132	American Financial Group, Inc.	4,881
64	Arch Capital Group Ltd., (Bermuda) (a)	2,381
28	Assurant, Inc.	1,156
136	Assured Guaranty Ltd., (Bermuda)	1,784
19	Axis Capital Holdings Ltd., (Bermuda)	607
9	Everest Re Group Ltd., (Bermuda)	715
53	Hartford Financial Services Group, Inc.	866
37	Lincoln National Corp.	709
49	Principal Financial Group, Inc.	1,208
47	Protective Life Corp.	1,067
13	Reinsurance Group of America, Inc.	674
17	Torchmark Corp.	718
114	Unum Group	2,398

		21,064

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 7.2%
255	Annaly Capital Management, Inc.	4,063
91	Apartment Investment & Management Co., Class A	2,083
86	Brandywine Realty Trust	821
17	Camden Property Trust	1,027
28	Chimera Investment Corp.	71
53	CommonWealth REIT	878
58	Developers Diversified Realty Corp.	710
50	Douglas Emmett, Inc. (m)	917
336	Duke Realty Corp.	4,052
24	Equity Residential	1,346
49	Health Care REIT, Inc.	2,688
220	Hospitality Properties Trust	5,066
30	Mack-Cali Realty Corp.	795
6	SL Green Realty Corp.	407
35	Taubman Centers, Inc.	2,186
44	Ventas, Inc.	2,402

		29,512

	Real Estate Management & Development — 0.1%
25	Forest City Enterprises, Inc., Class A (a)	297

	Thrifts & Mortgage Finance — 0.4%
131	New York Community Bancorp, Inc.	1,622

	Total Financials	76,138

	Health Care — 9.2%
	Biotechnology — 0.8%
14	Pharmasset, Inc. (a)	1,846
36	United Therapeutics Corp. (a)	1,696

		3,542

	Health Care Equipment & Supplies — 2.5%
100	Cooper Cos., Inc. (The)	7,038
52	Hologic, Inc. (a)	903
41	Zimmer Holdings, Inc. (a)	2,201

		10,142

	Health Care Providers & Services — 3.7%
32	Aetna, Inc.	1,338
135	AmerisourceBergen Corp.	5,013
60	Community Health Systems, Inc. (a)	1,038
51	Humana, Inc.	4,433
89	LifePoint Hospitals, Inc. (a)	3,292

		15,114

	Life Sciences Tools & Services — 0.7%
20	Agilent Technologies, Inc. (a)	709
54	Life Technologies Corp. (a)	2,105

		2,814

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 1.5%
103	Endo Pharmaceuticals Holdings, Inc. (a)	3,567
51	Mylan, Inc. (a)	1,086
117	Warner Chilcott plc, (Ireland), Class A (a)	1,764

		6,417

	Total Health Care	38,029

	Industrials — 11.2%
	Aerospace & Defense — 1.6%
9	Alliant Techsystems, Inc.	509
11	Exelis, Inc.	103
3	Huntington Ingalls Industries, Inc. (a)	97
69	L-3 Communications Holdings, Inc.	4,621
19	Northrop Grumman Corp.	1,082

		6,412

	Airlines — 0.9%
24	Copa Holdings S.A., (Panama), Class A	1,385
120	United Continental Holdings, Inc. (a)	2,268

		3,653

	Commercial Services & Supplies — 0.6%
32	KAR Auction Services, Inc. (a)	434
24	Pitney Bowes, Inc.	447
115	R.R. Donnelley & Sons Co.	1,655

		2,536

	Construction & Engineering — 2.1%
50	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,901
183	KBR, Inc.	5,089
54	URS Corp. (a)	1,886

		8,876

	Electrical Equipment — 1.4%
56	Hubbell, Inc., Class B	3,768
35	Thomas & Betts Corp. (a)	1,900

		5,668

	Machinery — 3.5%
58	AGCO Corp. (a)	2,471
6	ITT Corp.	110
76	Navistar International Corp. (a)	2,868
80	Parker Hannifin Corp.	6,111
68	Timken Co.	2,644
11	Xylem, Inc.	293

		14,497

	Marine — 0.3%
20	Kirby Corp. (a)	1,304

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.1%
4	Dun & Bradstreet Corp. (The)	269

	Road & Rail — 0.7%
84	CSX Corp.	1,772
18	Ryder System, Inc.	951

		2,723

	Total Industrials	45,938

	Information Technology — 14.2%
	Communications Equipment — 0.6%
54	Brocade Communications Systems, Inc. (a)	280
57	Harris Corp.	2,049

		2,329

	Computers & Peripherals — 2.0%
65	Lexmark International, Inc., Class A	2,140
108	NCR Corp. (a)	1,782
29	QLogic Corp. (a)	429
28	SanDisk Corp. (a)	1,388
75	Western Digital Corp. (a)	2,321

		8,060

	Electronic Equipment, Instruments & Components — 1.5%
64	Arrow Electronics, Inc. (a)	2,383
87	Avnet, Inc. (a)	2,717
9	Tech Data Corp. (a)	440
70	Vishay Intertechnology, Inc. (a)	629

		6,169

	Internet Software & Services — 1.4%
84	IAC/InterActiveCorp.	3,566
37	LinkedIn Corp., Class A (a)	2,319

		5,885

	IT Services — 3.5%
55	Alliance Data Systems Corp. (a) (c)	5,696
13	Amdocs Ltd. (a)	357
53	Broadridge Financial Solutions, Inc.	1,197
59	Computer Sciences Corp.	1,395
22	DST Systems, Inc.	1,002
64	Fidelity National Information Services, Inc.	1,691
56	Lender Processing Services, Inc.	839
181	SAIC, Inc. (a)	2,223

		14,400

	Office Electronics — 0.6%
307	Xerox Corp.	2,443

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 1.9%
21	Analog Devices, Inc.	759
28	Fairchild Semiconductor International, Inc. (a)	338
12	Linear Technology Corp.	371
288	LSI Corp. (a)	1,715
114	Marvell Technology Group Ltd., (Bermuda) (a)	1,576
215	Micron Technology, Inc. (a)	1,353
37	Teradyne, Inc. (a)	504
39	Xilinx, Inc.	1,265

		7,881

	Software — 2.7%
57	BMC Software, Inc. (a)	1,882
241	CA, Inc.	4,876
14	Rovi Corp. (a)	347
85	Symantec Corp. (a)	1,326
32	Synopsys, Inc. (a)	876
203	Zynga, Inc., Class A (a)	1,906

		11,213

	Total Information Technology	58,380

	Materials — 7.1%
	Chemicals — 3.4%
19	Ashland, Inc.	1,069
19	CF Industries Holdings, Inc.	2,784
98	PPG Industries, Inc.	8,190
48	Valspar Corp.	1,867

		13,910

	Containers & Packaging — 0.6%
44	Crown Holdings, Inc. (a)	1,481
16	Rock-Tenn Co., Class A	940

		2,421

	Metals & Mining — 2.0%
47	Cliffs Natural Resources, Inc.	2,937
24	Reliance Steel & Aluminum Co.	1,188
17	Royal Gold, Inc.	1,166
11	Schnitzer Steel Industries, Inc., Class A	482
44	Walter Energy, Inc.	2,686

		8,459

	Paper & Forest Products — 1.1%
25	Domtar Corp., (Canada)	2,015
80	International Paper Co.	2,374

		4,389

	Total Materials	29,179

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.6%
268	Frontier Communications Corp.	1,378
94	Windstream Corp.	1,108

		2,486

	Wireless Telecommunication Services — 0.4%
61	Telephone & Data Systems, Inc.	1,569

	Total Telecommunication Services	4,055

	Utilities — 8.4%
	Electric Utilities — 0.7%
22	Entergy Corp.	1,600
38	NV Energy, Inc.	618
16	Pinnacle West Capital Corp.	761

		2,979

	Gas Utilities — 1.1%
18	AGL Resources, Inc.	765
57	Questar Corp.	1,136
89	UGI Corp.	2,625

		4,526

	Independent Power Producers & Energy Traders — 0.7%
148	AES Corp. (The) (a)	1,754
24	Constellation Energy Group, Inc.	960

		2,714

	Multi-Utilities — 5.9%
43	Alliant Energy Corp.	1,881
60	Ameren Corp.	2,001
185	CenterPoint Energy, Inc.	3,723
81	CMS Energy Corp.	1,782
40	Consolidated Edison, Inc.	2,469
69	DTE Energy Co.	3,735
12	Integrys Energy Group, Inc.	666
53	MDU Resources Group, Inc.	1,131
80	Sempra Energy	4,395
135	TECO Energy, Inc.	2,585

		24,368

	Total Utilities	34,587

	Total Common Stocks (Cost $355,302)	406,047

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
730	U.S. Treasury Note, 0.500%, 11/30/12 (k) (Cost $732)	732

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.0%
	Investment Company — 2.0%
8,176	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $8,176)	8,176

Investment of Cash Collateral for Securities on Loan — 1.5%
	Investment Company — 1.5%
6,230	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $6,230)	6,230

	Total Investments — 102.4% (Cost $370,440)	421,185
	Liabilities in Excess of Other Assets — (2.4)%	(9,875)

	NET ASSETS — 100.0%	$411,310

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	S&P Mid Cap 400	03/16/12	$1,755	$35

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
		Consumer Discretionary — 10.7%
		Auto Components — 0.5%
1		TRW Automotive Holdings Corp. (a)	42

		Hotels, Restaurants & Leisure — 2.1%
5		Wyndham Worldwide Corp.	187

		Leisure Equipment & Products — 0.7%
1		Polaris Industries, Inc.	62

		Media — 2.5%
2		Time Warner Cable, Inc.	135
—	(h)	Time Warner, Inc.	10
2		Viacom, Inc., Class B	84

			229

		Multiline Retail — 0.9%
2		Macy’s, Inc.	79

		Specialty Retail — 3.2%
—	(h)	AutoZone, Inc. (a)	81
4		Best Buy Co., Inc.	90
8		Staples, Inc.	112

			283

		Textiles, Apparel & Luxury Goods — 0.8%
1		V.F. Corp.	76

		Total Consumer Discretionary	958

		Consumer Staples — 11.4%
		Beverages — 0.6%
3		Constellation Brands, Inc., Class A (a)	57

		Food & Staples Retailing — 3.3%
2		CVS Caremark Corp.	86
3		Kroger Co. (The)	80
2		Wal-Mart Stores, Inc.	124

			290

		Food Products — 2.1%
2		Campbell Soup Co.	51
2		Smithfield Foods, Inc. (a)	58
4		Tyson Foods, Inc., Class A	82

			191

		Household Products — 2.2%
1		Colgate-Palmolive Co.	58
1		Energizer Holdings, Inc. (a)	95
1		Kimberly-Clark Corp.	46

			199

		Tobacco — 3.2%
2		Lorillard, Inc.	188

SHARES		SECURITY DESCRIPTION	VALUE($)

		Tobacco — Continued
1		Philip Morris International, Inc.	98

			286

		Total Consumer Staples	1,023

		Energy — 13.2%
		Energy Equipment & Services — 1.2%
1		Halliburton Co.	40
1		National Oilwell Varco, Inc.	70

			110

		Oil, Gas & Consumable Fuels — 12.0%
—	(h)	Apache Corp.	41
3		Chevron Corp.	271
2		ConocoPhillips	131
1		Energen Corp.	70
4		Exxon Mobil Corp.	369
3		Marathon Oil Corp.	91
1		Occidental Petroleum Corp.	98

			1,071

		Total Energy	1,181

		Financials — 13.3%
		Capital Markets — 1.6%
2		Ameriprise Financial, Inc.	103
1		Bank of New York Mellon Corp. (The)	25
—	(h)	Goldman Sachs Group, Inc. (The)	14

			142

		Commercial Banks — 4.1%
1		BB&T Corp.	25
4		KeyCorp	32
3		PNC Financial Services Group, Inc.	180
5		Wells Fargo & Co.	128

			365

		Consumer Finance — 1.5%
2		Capital One Financial Corp.	99
1		Nelnet, Inc., Class A	34

			133

		Diversified Financial Services — 1.2%
6		Bank of America Corp.	34
3		Citigroup, Inc.	79

			113

		Insurance — 2.9%
1		Allied World Assurance Co. Holdings AG, (Switzerland)	73
4		CNO Financial Group, Inc. (a)	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — Continued
1		MetLife, Inc.	39
1		Protective Life Corp.	14
2		Prudential Financial, Inc.	109

			262

		Real Estate Investment Trusts (REITs) — 2.0%
2		Ashford Hospitality Trust, Inc.	17
7		Brandywine Realty Trust	65
3		CBL & Associates Properties, Inc.	41
2		First Industrial Realty Trust, Inc. (a)	18
1		LaSalle Hotel Properties	20
2		Pennsylvania Real Estate Investment Trust	17

			178

		Total Financials	1,193

		Health Care — 13.6%
		Biotechnology — 2.4%
1		Alexion Pharmaceuticals, Inc. (a)	45
1		Amgen, Inc.	32
—	(h)	Biogen Idec, Inc. (a)	41
3		Vertex Pharmaceuticals, Inc. (a)	97

			215

		Health Care Equipment & Supplies — 2.6%
1		Baxter International, Inc.	47
1		Cooper Cos., Inc. (The)	77
2		Covidien plc, (Ireland)	79
1		Medtronic, Inc.	27

			230

		Health Care Providers & Services — 4.6%
2		Aetna, Inc.	67
1		AmerisourceBergen Corp.	53
1		Humana, Inc.	96
4		UnitedHealth Group, Inc.	198

			414

		Life Sciences Tools & Services — 0.5%
1		Agilent Technologies, Inc. (a)	43

		Pharmaceuticals — 3.5%
1		Endo Pharmaceuticals Holdings, Inc. (a)	43
10		Pfizer, Inc.	226
3		Warner Chilcott plc, (Ireland), Class A (a)	43

			312

		Total Health Care	1,214

SHARES		SECURITY DESCRIPTION	VALUE($)

		Industrials — 9.4%
		Aerospace & Defense — 1.9%
2		General Dynamics Corp.	106
1		Honeywell International, Inc.	68

			174

		Airlines — 0.9%
3		Delta Air Lines, Inc. (a)	21
3		United Continental Holdings, Inc. (a)	64

			85

		Commercial Services & Supplies — 0.2%
1		R.R. Donnelley & Sons Co.	16

		Construction & Engineering — 1.7%
2		Chicago Bridge & Iron Co. N.V., (Netherlands)	71
2		KBR, Inc.	58
1		MasTec, Inc. (a)	24

			153

		Machinery — 3.7%
—	(h)	Cummins, Inc.	22
4		Eaton Corp.	171
—	(h)	Joy Global, Inc.	24
1		Stanley Black & Decker, Inc.	54
2		Timken Co.	59

			330

		Professional Services — 0.6%
1		Towers Watson & Co., Class A	50

		Road & Rail — 0.4%
1		Norfolk Southern Corp.	36

		Total Industrials	844

		Information Technology — 18.2%
		Communications Equipment — 2.6%
5		Cisco Systems, Inc.	82
1		Harris Corp.	29
2		QUALCOMM, Inc.	119

			230

		Computers & Peripherals — 5.4%
1		Apple, Inc. (a)	365
1		Dell, Inc. (a)	9
3		EMC Corp. (a)	59
1		SanDisk Corp. (a)	50

			483

		Electronic Equipment, Instruments & Components — 0.2%
2		Vishay Intertechnology, Inc. (a)	21

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Internet Software & Services — 0.8%
2		IAC/InterActiveCorp.	72

		IT Services — 2.6%
1		Alliance Data Systems Corp. (a)	81
1		CSG Systems International, Inc. (a)	11
1		International Business Machines Corp.	138

			230

		Office Electronics — 0.5%
6		Xerox Corp.	45

		Semiconductors & Semiconductor Equipment — 2.1%
1		Intel Corp.	34
2		Marvell Technology Group Ltd., (Bermuda) (a)	30
1		Novellus Systems, Inc. (a)	55
1		Skyworks Solutions, Inc. (a)	24
1		Xilinx, Inc.	46

			189

		Software — 4.0%
1		BMC Software, Inc. (a)	23
10		Microsoft Corp.	250
3		Oracle Corp.	85

			358

		Total Information Technology	1,628

		Materials — 3.3%
		Chemicals — 2.9%
1		CF Industries Holdings, Inc.	91
1		E.I. du Pont de Nemours & Co.	37
1		Eastman Chemical Co.	20
1		Monsanto Co.	58
1		PPG Industries, Inc.	56

			262

		Metals & Mining — 0.4%
1		Freeport-McMoRan Copper & Gold, Inc.	23
—	(h)	Newmont Mining Corp.	13

			36

		Total Materials	298

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 3.0%
4	AT&T, Inc. (m)	112
4	CenturyLink, Inc.	156

	Total Telecommunication Services	268

	Utilities — 2.9%
	Electric Utilities — 2.2%
1	Entergy Corp.	55
1	NextEra Energy, Inc.	56
2	NV Energy, Inc.	38
2	PPL Corp.	45

		194

	Multi-Utilities — 0.7%
2	Ameren Corp.	62

	Total Utilities	256

	Total Common Stocks (Cost $7,592)	8,863

Short-Term Investment — 0.6%
	Investment Company — 0.6%
56	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $56)	56

	Total Investments — 99.6% (Cost $7,648)	8,919
	Other Assets in Excess of Liabilities — 0.4%	36

	NET ASSETS — 100.0%	$8,955

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini S&P 500	03/16/12	$125	$2

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 8.1%
	Automobiles — 1.1%
776	Ford Motor Co. (a)	8,354

	Diversified Consumer Services — 0.3%
131	H&R Block, Inc.	2,144

	Hotels, Restaurants & Leisure — 0.4%
88	Wyndham Worldwide Corp.	3,318

	Household Durables — 0.4%
102	Jarden Corp.	3,033

	Media — 2.6%
278	CBS Corp. (Non-Voting), Class B	7,548
108	Time Warner Cable, Inc.	6,846
135	Viacom, Inc., Class B	6,139

		20,533

	Multiline Retail — 1.9%
69	Dillard’s, Inc., Class A	3,110
360	Macy’s, Inc.	11,578

		14,688

	Specialty Retail — 0.8%
133	Foot Locker, Inc.	3,169
134	GameStop Corp., Class A (a) (c)	3,238

		6,407

	Textiles, Apparel & Luxury Goods — 0.6%
40	V.F. Corp.	5,118

	Total Consumer Discretionary	63,595

	Consumer Staples — 7.4%
	Beverages — 0.4%
155	Constellation Brands, Inc., Class A (a)	3,204

	Food & Staples Retailing — 1.7%
98	CVS Caremark Corp.	3,976
153	Kroger Co. (The)	3,708
74	Safeway, Inc.	1,564
105	SUPERVALU, Inc. (c)	855
49	Wal-Mart Stores, Inc.	2,934

		13,037

	Food Products — 1.5%
67	Campbell Soup Co.	2,237
121	ConAgra Foods, Inc.	3,194
129	Smithfield Foods, Inc. (a)	3,130
160	Tyson Foods, Inc., Class A	3,300

		11,861

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 3.1%
49	Energizer Holdings, Inc. (a)	3,796
133	Kimberly-Clark Corp.	9,747
156	Procter & Gamble Co. (The)	10,387

		23,930

	Tobacco — 0.7%
22	Lorillard, Inc.	2,485
43	Philip Morris International, Inc.	3,343

		5,828

	Total Consumer Staples	57,860

	Energy — 12.6%
	Energy Equipment & Services — 1.6%
129	Baker Hughes, Inc.	6,294
55	Helmerich & Payne, Inc.	3,187
46	National Oilwell Varco, Inc.	3,100

		12,581

	Oil, Gas & Consumable Fuels — 11.0%
227	Chevron Corp.	24,116
269	ConocoPhillips	19,631
256	Exxon Mobil Corp.	21,707
385	Marathon Oil Corp.	11,281
89	Occidental Petroleum Corp.	8,349
59	Valero Energy Corp.	1,233

		86,317

	Total Energy	98,898

	Financials — 24.0%
	Capital Markets — 1.8%
153	Ameriprise Financial, Inc.	7,585
34	Goldman Sachs Group, Inc. (The)	3,070
257	Morgan Stanley	3,894

		14,549

	Commercial Banks — 6.5%
161	BB&T Corp.	4,058
486	Fifth Third Bancorp	6,187
261	PNC Financial Services Group, Inc.	15,051
66	SunTrust Banks, Inc.	1,159
890	Wells Fargo & Co.	24,535

		50,990

	Consumer Finance — 1.8%
329	Capital One Financial Corp.	13,892

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 3.4%
1,781	Bank of America Corp.	9,901
633	Citigroup, Inc.	16,667

		26,568

	Insurance — 7.6%
223	ACE Ltd., (Switzerland)	15,612
51	Allied World Assurance Co. Holdings AG, (Switzerland)	3,200
95	Endurance Specialty Holdings Ltd., (Bermuda)	3,649
79	Hartford Financial Services Group, Inc.	1,282
458	MetLife, Inc.	14,271
24	PartnerRe Ltd., (Bermuda)	1,541
102	Protective Life Corp.	2,301
231	Prudential Financial, Inc.	11,588
24	Reinsurance Group of America, Inc.	1,228
98	Validus Holdings Ltd., (Bermuda)	3,081
106	XL Group plc, (Ireland)	2,099

		59,852

	Real Estate Investment Trusts (REITs) — 2.9%
33	Alexandria Real Estate Equities, Inc.	2,269
206	Annaly Capital Management, Inc.	3,283
375	Brandywine Realty Trust	3,565
122	Douglas Emmett, Inc. (m)	2,229
76	Entertainment Properties Trust	3,326
187	Hospitality Properties Trust	4,297
29	Mack-Cali Realty Corp.	774
62	Ventas, Inc.	3,418

		23,161

	Total Financials	189,012

	Health Care — 13.6%
	Biotechnology — 3.1%
213	Amgen, Inc.	13,677
195	Gilead Sciences, Inc. (a)	7,993
73	Vertex Pharmaceuticals, Inc. (a)	2,408

		24,078

	Health Care Providers & Services — 3.4%
122	Cigna Corp.	5,124
86	Humana, Inc.	7,543
274	UnitedHealth Group, Inc.	13,891

		26,558

	Pharmaceuticals — 7.1%
108	Endo Pharmaceuticals Holdings, Inc. (a)	3,740
367	Merck & Co., Inc.	13,847

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
1,599	Pfizer, Inc.	34,601
262	Warner Chilcott plc, (Ireland), Class A (a)	3,969

		56,157

	Total Health Care	106,793

	Industrials — 8.0%
	Aerospace & Defense — 1.0%
123	General Dynamics Corp.	8,149

	Airlines — 0.6%
29	Alaska Air Group, Inc. (a)	2,163
121	United Continental Holdings, Inc. (a)	2,287

		4,450

	Industrial Conglomerates — 3.9%
916	General Electric Co.	16,414
307	Tyco International Ltd., (Switzerland)	14,316

		30,730

	Machinery — 1.8%
85	Navistar International Corp. (a)	3,227
100	Parker Hannifin Corp.	7,625
54	Stanley Black & Decker, Inc.	3,637

		14,489

	Professional Services — 0.7%
47	Dun & Bradstreet Corp. (The)	3,502
28	Towers Watson & Co., Class A	1,654

		5,156

	Total Industrials	62,974

	Information Technology — 9.1%
	Communications Equipment — 1.8%
639	Cisco Systems, Inc.	11,549
43	QUALCOMM, Inc.	2,358

		13,907

	Computers & Peripherals — 2.7%
23	Apple, Inc. (a)	9,194
250	Dell, Inc. (a)	3,660
146	Hewlett-Packard Co.	3,758
93	SanDisk Corp. (a)	4,572

		21,184

	Electronic Equipment, Instruments & Components — 0.3%
264	Vishay Intertechnology, Inc. (a)	2,370

	Internet Software & Services — 0.4%
80	IAC/InterActiveCorp.	3,395

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — 0.6%
24	International Business Machines Corp.	4,468

	Office Electronics — 0.5%
466	Xerox Corp.	3,710

	Semiconductors & Semiconductor Equipment — 2.3%
129	Broadcom Corp., Class A (a)	3,776
166	Freescale Semiconductor Holdings I Ltd. (a)	2,101
157	Intel Corp.	3,809
263	Xilinx, Inc.	8,432

		18,118

	Software — 0.5%
159	Microsoft Corp.	4,128

	Total Information Technology	71,280

	Materials — 2.5%
	Chemicals — 1.1%
38	CF Industries Holdings, Inc.	5,524
84	LyondellBasell Industries N.V., (Netherlands), Class A	2,729

		8,253

	Metals & Mining — 1.4%
213	Freeport-McMoRan Copper & Gold, Inc.	7,847
58	Newmont Mining Corp.	3,457

		11,304

	Total Materials	19,557

	Telecommunication Services — 5.7%
	Diversified Telecommunication Services — 5.7%
688	AT&T, Inc.	20,799
305	CenturyLink, Inc.	11,358
316	Verizon Communications, Inc.	12,666

	Total Telecommunication Services	44,823

	Utilities — 6.9%
	Electric Utilities — 5.0%
357	American Electric Power Co., Inc.	14,764
93	Exelon Corp.	4,034

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
150	FirstEnergy Corp.	6,627
134	NextEra Energy, Inc.	8,134
210	PPL Corp.	6,178

		39,737

	Gas Utilities — 0.4%
110	UGI Corp.	3,228

	Independent Power Producers & Energy Traders — 0.4%
254	AES Corp. (The) (a)	3,006

	Multi-Utilities — 1.1%
129	Ameren Corp.	4,257
79	Sempra Energy	4,318

		8,575

	Total Utilities	54,546

	Total Common Stocks (Cost $726,959)	769,338

Short-Term Investment — 2.5%
	Investment Company — 2.5%
19,677	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $19,677)	19,677

Investment of Cash Collateral for Securities on Loan — 0.3%
	Investment Company — 0.3%
2,704	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $2,704)	2,704

	Total Investments — 100.7% (Cost $749,340)	791,719
	Liabilities in Excess of Other Assets — (0.7)%	(5,674)

	NET ASSETS — 100.0%	$786,045

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
190	E-mini S&P 500	03/16/12	$11,900	$150

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund		Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,638,031	$598,550		$406,779
Investments in affiliates, at value	39,339	20,974		14,406

Total investment securities, at value	1,677,370	619,524		421,185
Deposits at broker for futures contracts	1,480	1,050		—
Receivables:
Investment securities sold	—	—		913
Fund shares sold	67	93		301
Interest and dividends from non-affiliates	2,012	606		692
Dividends from affiliates	5	2		1
Securities lending income	1	—		6

Total Assets	1,680,935	621,275		423,098

LIABILITIES:
Payables:
Investment securities purchased	—	—		4,288
Collateral for securities lending program	2,627	—		6,230
Fund shares redeemed	2,422	145		704
Variation margin on futures contracts	74	34		6
Accrued liabilities:
Investment advisory fees	915	341		224
Administration fees	125	33		31
Shareholder servicing fees	259	88		32
Distribution fees	18	17		46
Custodian and accounting fees	24	15		10
Trustees’ and Chief Compliance Officer’s fees	5	—	(a)	2
Transfer agent fees	87	113		146
Other	109	71		69

Total Liabilities	6,665	857		11,788

Net Assets	$1,674,270	$620,418		$411,310

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid in capital	$1,990,351	$1,008,862	$434,022
Accumulated undistributed (distributions in excess of) net investment income	9,691	29	88
Accumulated net realized gains (losses)	(522,402)	(473,534)	(73,580)
Net unrealized appreciation (depreciation)	196,630	85,061	50,780

Total Net Assets	$1,674,270	$620,418	$411,310

Net Assets:
Class A	$59,492	$33,854	$116,204
Class B	—	—	8,409
Class C	7,866	14,544	25,953
Class R2	69	74	—
Class R5	335,090	101,869	—
Select Class	1,271,753	470,077	260,744

Total	$1,674,270	$620,418	$411,310

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,638	1,492	8,308
Class B	—	—	669
Class C	351	649	2,062
Class R2	3	3	—
Class R5	14,797	4,492	—
Select Class	56,002	20,625	18,020

Net Asset Value: (a)
Class A — Redemption price per share	$22.55	$22.69	$13.99
Class B — Offering price per share (b)	—	—	12.57
Class C — Offering price per share (b)	22.42	22.41	12.58
Class R2 — Offering and redemption price per share	22.35	22.46	—
Class R5 — Offering and redemption price per share	22.65	22.68	—
Select Class — Offering and redemption price per share	22.71	22.79	14.47
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.80	$23.95	$14.77

Cost of investments in non-affiliates	$1,441,854	$513,707	$356,034
Cost of investments in affiliates	39,339	20,974	14,406
Value of securities on loan	2,559	—	6,093

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$8,863		$769,338
Investments in affiliates, at value	56		22,381

Total investment securities, at value	8,919		791,719
Cash	—	(a)	—
Deposits at broker for futures contracts	50		1,260
Receivables:
Investment securities sold	128		—
Fund shares sold	1		1,321
Dividends from non-affiliates	8		1,070
Dividends from affiliates	—	(a)	2
Securities lending income	—		1
Due from Advisor	2		—

Total Assets	9,108		795,373

LIABILITIES:
Payables:
Investment securities purchased	105		—
Collateral for securities lending program	—		2,704
Fund shares redeemed	—		5,879
Variation margin on futures contracts	—	(a)	80
Accrued liabilities:
Investment advisory fees	—		230
Administration fees	—		32
Shareholder servicing fees	—		153
Distribution fees	2		28
Custodian and accounting fees	9		13
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Audit fees	21		24
Other	16		184

Total Liabilities	153		9,328

Net Assets	$8,955		$786,045

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Multi Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$14,087	$898,763
Accumulated undistributed (distributions in excess of) net investment income	37	207
Accumulated net realized gains (losses)	(6,442)	(155,454)
Net unrealized appreciation (depreciation)	1,273	42,529

Total Net Assets	$8,955	$786,045

Net Assets:
Class A	$6,197	$61,993
Class C	1,776	23,839
Class R2	—	64
Class R5	—	42,969
Class R6	—	22,457
Select Class	982	634,723

Total	$8,955	$786,045

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	328	2,779
Class C	95	1,077
Class R2	—	3
Class R5	—	1,917
Class R6	—	1,002
Select Class	52	28,366

Net Asset Value: (a)
Class A — Redemption price per share	$18.91	$22.31
Class C — Offering price per share (b)	18.66	22.13
Class R2 — Offering and redemption price per share	—	22.27
Class R5 — Offering and redemption price per share	—	22.41
Class R6 — Offering and redemption price per share	—	22.41
Select Class — Offering and redemption price per share	18.96	22.38
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.96	$23.55

Cost of investments in non-affiliates	$7,592	$726,959
Cost of investments in affiliates	56	22,381
Value of securities on loan	—	2,634

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$2
Dividend income from non-affiliates	17,668	5,437	3,969
Dividend income from affiliates	21	7	4
Income from securities lending (net)	7	1	68

Total investment income	17,696	5,445	4,043

EXPENSES:
Investment advisory fees	5,331	2,062	1,356
Administration fees	725	280	184
Distribution fees:
Class A	62	45	150
Class B	—	—	34
Class C	31	59	99
Class R2	— (a)	— (a)	—
Shareholder servicing fees:
Class A	62	45	150
Class B	—	—	11
Class C	10	19	33
Class R2	— (a)	— (a)	—
Class R5	75	26	—
Select Class	1,604	600	328
Custodian and accounting fees	30	22	20
Professional fees	33	25	27
Trustees’ and Chief Compliance Officer’s fees	8	3	2
Printing and mailing costs	21	16	34
Registration and filing fees	34	26	17
Transfer agent fees	214	181	231
Other	4	2	4

Total expenses	8,244	3,411	2,680

Less amounts waived	(310)	(257)	(313)
Less earnings credits	— (a)	— (a)	— (a)

Net expenses	7,934	3,154	2,367

Net investment income (loss)	9,762	2,291	1,676

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(14,946)	847	1,730
Futures	1,336	422	(1,247)

Net realized gain (loss)	(13,610)	1,269	483

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(118,328)	(49,276)	(55,617)
Futures	(1,743)	(330)	(494)

Change in net unrealized appreciation (depreciation)	(120,071)	(49,606)	(56,111)

Net realized/unrealized gains (losses)	(133,681)	(48,337)	(55,628)

Change in net assets resulting from operations	$(123,919)	$(46,046)	$(53,952)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Multi Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$103	$11,125
Dividend income from affiliates	— (a)	9
Income from securities lending (net)	—	8

Total investment income	103	11,142

EXPENSES:
Investment advisory fees	33	2,768
Administration fees	4	376
Distribution fees:
Class A	9	84
Class C	7	97
Class R2	—	— (a)
Shareholder servicing fees:
Class A	9	84
Class C	3	32
Class R2	—	— (a)
Class R5	—	11
Select Class	1	863
Custodian and accounting fees	11	26
Professional fees	20	25
Trustees’ and Chief Compliance Officer’s fees	— (a)	4
Printing and mailing costs	2	27
Registration and filing fees	11	32
Transfer agent fees	9	414
Other	3	9

Total expenses	122	4,852

Less amounts waived	(49)	(1,412)
Less earnings credits	— (a)	— (a)
Less expense reimbursements	(6)	—

Net expenses	67	3,440

Net investment income (loss)	36	7,702

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	236	(44,736)
Futures	(34)	1,044

Net realized gain (loss)	202	(43,692)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(1,327)	(40,690)
Futures	(6)	(618)

Change in net unrealized appreciation (depreciation)	(1,333)	(41,308)

Net realized/unrealized gains (losses)	(1,131)	(85,000)

Change in net assets resulting from operations	$(1,095)	$(77,298)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,762	$15,968	$2,291	$4,654
Net realized gain (loss)	(13,610)	202,523	1,269	71,980
Change in net unrealized appreciation (depreciation)	(120,071)	218,333	(49,606)	106,083

Change in net assets resulting from operations	(123,919)	436,824	(46,046)	182,717

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(431)	(401)	(87)	(275)
Class C
From net investment income	—	(18)	—	(16)
Class R2
From net investment income	— (a)	(1)	— (a)	— (a)
Class R5
From net investment income	(3,671)	(2,018)	(790)	(1,104)
Select Class
From net investment income	(11,474)	(12,491)	(2,710)	(3,481)

Total distributions to shareholders	(15,576)	(14,929)	(3,587)	(4,876)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	99,162	(131,730)	(10,956)	(41,790)

NET ASSETS:
Change in net assets	(40,333)	290,165	(60,589)	136,051
Beginning of period	1,714,603	1,424,438	681,007	544,956

End of period	$1,674,270	$1,714,603	$620,418	$681,007

Accumulated undistributed (distributions in excess of) net investment income	$9,691	$15,505	$29	$1,325

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,676	$1,644	$36	$102
Net realized gain (loss)	483	30,929	202	1,106
Change in net unrealized appreciation (depreciation)	(56,111)	94,527	(1,333)	2,270

Change in net assets resulting from operations	(53,952)	127,100	(1,095)	3,478

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(295)	(470)	(74)	(20)
Class B
From net investment income	(11)	(12)	—	—
Class C
From net investment income	(35)	(35)	(10)	—
Select Class
From net investment income	(934)	(1,319)	(15)	(4)

Total distributions to shareholders	(1,275)	(1,836)	(99)	(24)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(3,970)	(10,440)	(2,657)	(1,350)

NET ASSETS:
Change in net assets	(59,197)	114,824	(3,851)	2,104
Beginning of period	470,507	355,683	12,806	10,702

End of period	$411,310	$470,507	$8,955	$12,806

Accumulated undistributed (distributions in excess of) net investment income	$88	$(313)	$37	$100

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,702	$7,144
Net realized gain (loss)	(43,692)	24,271
Change in net unrealized appreciation (depreciation)	(41,308)	74,548

Change in net assets resulting from operations	(77,298)	105,963

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(561)	(902)
Class C
From net investment income	(161)	(221)
Class R2
From net investment income	(1)	(1)
Class R5
From net investment income	(447)	(539)
Class R6 (a)
From net investment income	(236)	(267)
Select Class
From net investment income	(6,382)	(4,939)

Total distributions to shareholders	(7,788)	(6,869)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(91,294)	594,945

NET ASSETS:
Change in net assets	(176,380)	694,039
Beginning of period	962,425	268,386

End of period	$786,045	$962,425

Accumulated undistributed (distributions in excess of) net investment income	$207	$293

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,250	$4,325	$1,799	$6,003
Dividends and distributions reinvested	428	357	84	257
Cost of shares redeemed	(11,623)	(22,071)	(6,538)	(19,392)

Change in net assets from Class A capital transactions	$14,055	$(17,389)	$(4,655)	$(13,132)

Class C
Proceeds from shares issued	$195	$414	$482	$588
Dividends and distributions reinvested	—	17	—	13
Cost of shares redeemed	(1,139)	(4,044)	(2,507)	(7,604)

Change in net assets from Class C capital transactions	$(944)	$(3,613)	$(2,025)	$(7,003)

Class R2
Proceeds from shares issued	$—	$4	$8	$—
Dividends and distributions reinvested	— (a)	1	— (a)	— (a)
Cost of shares redeemed	—	(65)	(6)	—

Change in net assets from Class R2 capital transactions	$— (a)	$(60)	$2	$— (a)

Class R5
Proceeds from shares issued	$71,440	$144,738	$6,768	$18,394
Dividends and distributions reinvested	3,672	2,018	789	1,104
Cost of shares redeemed	(4,214)	(8,848)	(8,743)	(25,231)

Change in net assets from Class R5 capital transactions	$70,898	$137,908	$(1,186)	$(5,733)

Select Class
Proceeds from shares issued	$110,328	$309,123	$32,673	$108,326
Dividends and distributions reinvested	398	932	149	223
Cost of shares redeemed	(95,573)	(558,631)	(35,914)	(124,471)

Change in net assets from Select Class capital transactions	$15,153	$(248,576)	$(3,092)	$(15,922)

Total change in net assets from capital transactions	$99,162	$(131,730)	$(10,956)	$(41,790)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	1,205	192	79	271
Reinvested	19	16	4	12
Redeemed	(516)	(972)	(290)	(880)

Change in Class A Shares	708	(764)	(207)	(597)

Class C
Issued	9	18	22	27
Reinvested	—	1	—	1
Redeemed	(52)	(183)	(112)	(352)

Change in Class C Shares	(43)	(164)	(90)	(324)

Class R2
Issued	—	— (a)	— (a)	—
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	—	(3)	— (a)	—

Change in Class R2 Shares	— (a)	(3)	— (a)	— (a)

Class R5
Issued	3,180	6,307	300	844
Reinvested	164	89	35	49
Redeemed	(191)	(386)	(385)	(1,179)

Change in Class R5 Shares	3,153	6,010	(50)	(286)

Select Class
Issued	4,858	12,985	1,419	4,712
Reinvested	18	41	6	10
Redeemed	(4,264)	(25,053)	(1,603)	(5,984)

Change in Select Class Shares	612	(12,027)	(178)	(1,262)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,443	$22,772	$635	$1,903
Dividends and distributions reinvested	291	447	74	19
Cost of shares redeemed	(16,453)	(46,008)	(2,902)	(2,590)

Change in net assets from Class A capital transactions	$(6,719)	$(22,789)	$(2,193)	$(668)

Class B
Proceeds from shares issued	$86	$164	$—	$—
Dividends and distributions reinvested	11	11	—	—
Cost of shares redeemed	(1,229)	(3,642)	—	—

Change in net assets from Class B capital transactions	$(1,132)	$(3,467)	$—	$—

Class C
Proceeds from shares issued	$2,977	$8,889	$42	$234
Dividends and distributions reinvested	33	32	9	—
Cost of shares redeemed	(4,201)	(8,375)	(361)	(975)

Change in net assets from Class C capital transactions	$(1,191)	$546	$(310)	$(741)

Select Class
Proceeds from shares issued	$27,198	$62,291	$23	$240
Dividends and distributions reinvested	125	205	4	1
Cost of shares redeemed	(22,251)	(47,226)	(181)	(182)

Change in net assets from Select Class capital transactions	$5,072	$15,270	$(154)	$59

Total change in net assets from capital transactions	$(3,970)	$(10,440)	$(2,657)	$(1,350)

SHARE TRANSACTIONS:
Class A
Issued	673	1,604	33	102
Reinvested	21	29	4	1
Redeemed	(1,184)	(3,267)	(160)	(138)

Change in Class A Shares	(490)	(1,634)	(123)	(35)

Class B
Issued	7	13	—	—
Reinvested	1	1	—	—
Redeemed	(100)	(292)	—	—

Change in Class B Shares	(92)	(278)	—	—

Class C
Issued	236	683	2	13
Reinvested	3	2	1	—
Redeemed	(338)	(656)	(20)	(52)

Change in Class C Shares	(99)	29	(17)	(39)

Select Class
Issued	1,875	4,060	1	12
Reinvested	9	13	— (a)	— (a)
Redeemed	(1,616)	(3,277)	(9)	(10)

Change in Select Class Shares	268	796	(8)	2

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,611	$11,484
Dividends and distributions reinvested	543	867
Cost of shares redeemed	(17,514)	(34,466)

Change in net assets from Class A capital transactions	$(13,360)	$(22,115)

Class C
Proceeds from shares issued	$592	$2,248
Dividends and distributions reinvested	128	160
Cost of shares redeemed	(4,428)	(10,960)

Change in net assets from Class C capital transactions	$(3,708)	$(8,552)

Class R2
Dividends and distributions reinvested	$— (a)	$1

Change in net assets from Class R2 capital transactions	$— (a)	$1

Class R5
Proceeds from shares issued	$2,186	$32,689
Dividends and distributions reinvested	447	539
Cost of shares redeemed	(5,699)	(7,975)

Change in net assets from Class R5 capital transactions	$(3,066)	$25,253

Class R6 (b)
Proceeds from shares issued	$—	$31,546
Dividends and distributions reinvested	236	268
Cost of shares redeemed	(7,024)	—

Change in net assets from Class R6 capital transactions	$(6,788)	$31,814

Select Class
Proceeds from shares issued	$134,742	$663,470
Dividends and distributions reinvested	3,614	3,708
Cost of shares redeemed	(202,728)	(98,634)

Change in net assets from Select Class capital transactions	$(64,372)	$568,544

Total change in net assets from capital transactions	$(91,294)	$594,945

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	165	508
Reinvested	26	38
Redeemed	(829)	(1,530)

Change in Class A Shares	(638)	(984)

Class C
Issued	27	99
Reinvested	6	7
Redeemed	(205)	(496)

Change in Class C Shares	(172)	(390)

Class R2
Reinvested	— (a)	— (a)

Change in Class R2 Shares	— (a)	— (a)

Class R5
Issued	101	1,432
Reinvested	21	23
Redeemed	(261)	(338)

Change in Class R5 Shares	(139)	1,117

Class R6 (b)
Issued	—	1,307
Reinvested	11	11
Redeemed	(327)	—

Change in Class R6 Shares	(316)	1,318

Select Class
Issued	6,163	28,121
Reinvested	170	159
Redeemed	(9,357)	(4,289)

Change in Select Class Shares	(3,024)	23,991

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$24.55	$0.11	(e)	$(1.95)	$(1.84)	$(0.16)	$—	$(0.16)
Year Ended June 30, 2011	18.54	0.17	(e)	6.01	6.18	(0.17)	—	(0.17)
Year Ended June 30, 2010	16.41	0.13	(e)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(e)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2008	29.66	0.18	(e)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)
Year Ended June 30, 2007	25.25	0.18	(e)	4.51	4.69	(0.22)	(0.06)	(0.28)

Class C
Six Months Ended December 31, 2011 (Unaudited)	24.29	0.04	(e)	(1.91)	(1.87)	—	—	—
Year Ended June 30, 2011	18.33	0.06	(e)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(e)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(e)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(e)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(e)	4.47	4.51	(0.17)	(0.06)	(0.23)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.21	0.07	(e)	(1.90)	(1.83)	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(e)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(e)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (g) through June 30, 2009	17.58	0.13	(e)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	24.69	0.16	(e)	(1.95)	(1.79)	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(e)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(e)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(e)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(e)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)
Year Ended June 30, 2007	25.34	0.30	(e)	4.53	4.83	(0.30)	(0.06)	(0.36)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.73	0.13	(e)	(1.95)	(1.82)	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(e)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(e)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(e)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(e)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)
Year Ended June 30, 2007	25.33	0.25	(e)	4.52	4.77	(0.24)	(0.06)	(0.30)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.55	(7.48)%	$59,492	1.25%		0.98%	1.28%	61%
24.55	33.39	47,376	1.24		0.77	1.28	102
18.54	14.96	49,927	1.25		0.64	1.29	108
16.41	(29.40)	56,213	1.25		1.25	1.32	125
24.32	(13.63)	106,108	1.26	(f)	0.67	1.29	89
29.66	18.67	129,399	1.25		0.65	1.28	81

22.42	(7.70)	7,866	1.75		0.40	1.79	61
24.29	32.74	9,570	1.74		0.28	1.78	102
18.33	14.37	10,221	1.75		0.14	1.79	108
16.28	(29.78)	11,270	1.75		0.73	1.81	125
24.09	(14.02)	24,579	1.76	(f)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81

22.35	(7.57)	69	1.50		0.66	1.54	61
24.21	33.04	74	1.49		0.59	1.53	102
18.36	14.68	105	1.50		0.47	1.54	108
16.29	(2.49)	49	1.50		1.30	1.59	125

22.65	(7.23)	335,090	0.80		1.39	0.83	61
24.69	34.02	287,527	0.79		1.14	0.83	102
18.65	15.49	105,092	0.80		1.12	0.84	108
16.47	(29.11)	84,934	0.80		1.73	0.87	125
24.46	(13.23)	128,967	0.80		1.15	0.84	89
29.81	19.15	89,464	0.80		1.06	0.83	81

22.71	(7.33)	1,271,753	1.00		1.16	1.03	61
24.73	33.69	1,370,056	0.99		1.04	1.03	102
18.68	15.28	1,259,093	1.00		0.90	1.04	108
16.51	(29.24)	1,445,890	1.00		1.47	1.06	125
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89
29.80	18.93	5,925,018	1.00		0.91	1.03	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$24.39	$0.05	(e)	$(1.69)	$(1.64)	$(0.06)	$—	$(0.06)
Year Ended June 30, 2011	17.93	0.12	(e)	6.48	6.60	(0.14)	—	(0.14)
Year Ended June 30, 2010	15.79	0.07	(e)	2.20	2.27	(0.13)	—	(0.13)
Year Ended June 30, 2009	22.03	0.09	(e)	(6.24)	(6.15)	(0.09)	—	(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(e)	3.69	3.73	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2011 (Unaudited)	24.09	—	(e)(f)	(1.68)	(1.68)	—	—	—
Year Ended June 30, 2011	17.70	0.01	(e)	6.40	6.41	(0.02)	—	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(e)	2.18	2.15	(0.04)	—	(0.04)
Year Ended June 30, 2009	21.73	0.01	(e)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(e)	3.65	3.58	— (f)	—	— (f)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.13	0.03	(e)	(1.68)	(1.65)	(0.02)	—	(0.02)
Year Ended June 30, 2011	17.76	0.06	(e)	6.41	6.47	(0.10)	—	(0.10)
Year Ended June 30, 2010	15.65	0.02	(e)	2.20	2.22	(0.11)	—	(0.11)
November 3, 2008 (g) through June 30, 2009	15.84	0.08	(e)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	24.45	0.11	(e)	(1.70)	(1.59)	(0.18)	—	(0.18)
Year Ended June 30, 2011	17.98	0.21	(e)	6.50	6.71	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.83	0.15	(e)	2.22	2.37	(0.22)	—	(0.22)
Year Ended June 30, 2009	22.15	0.16	(e)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(e)	3.69	3.85	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.55	0.08	(e)	(1.71)	(1.63)	(0.13)	—	(0.13)
Year Ended June 30, 2011	18.04	0.17	(e)	6.53	6.70	(0.19)	—	(0.19)
Year Ended June 30, 2010	15.88	0.12	(e)	2.22	2.34	(0.18)	—	(0.18)
Year Ended June 30, 2009	22.15	0.12	(e)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(e)	3.72	3.81	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.69	(6.73)%	$33,854	1.25%	0.46%	1.33%	70%
24.39	36.86	41,424	1.24	0.54	1.33	129
17.93	14.32	41,167	1.25	0.36	1.34	118
15.79	(27.88)	49,749	1.25	0.53	1.37	121
22.03	(8.54)	112,249	1.25	0.07	1.30	130
24.53	17.92	94,384	1.25	0.15	1.30	130

22.41	(6.97)	14,544	1.75	(0.04)	1.83	70
24.09	36.21	17,811	1.74	0.05	1.83	129
17.70	13.78	18,827	1.75	(0.14)	1.84	118
15.59	(28.26)	21,746	1.75	0.04	1.87	121
21.73	(9.03)	45,171	1.75	(0.43)	1.80	130
24.28	17.32	38,334	1.75	(0.32)	1.80	130

22.46	(6.84)	74	1.50	0.22	1.58	70
24.13	36.49	78	1.49	0.26	1.58	129
17.76	14.10	57	1.50	0.11	1.59	118
15.65	0.07	50	1.50	0.80	1.68	121

22.68	(6.51)	101,869	0.80	0.93	0.88	70
24.45	37.44	111,071	0.79	0.96	0.88	129
17.98	14.86	86,795	0.80	0.81	0.89	118
15.83	(27.55)	74,460	0.80	0.99	0.92	121
22.15	(8.15)	154,884	0.80	0.52	0.85	130
24.63	18.46	132,234	0.80	0.68	0.85	130

22.79	(6.63)	470,077	1.00	0.73	1.08	70
24.55	37.25	510,623	0.99	0.77	1.07	129
18.04	14.64	398,110	1.00	0.61	1.09	118
15.88	(27.72)	495,872	1.00	0.66	1.10	121
22.15	(8.36)	1,914,001	1.00	0.32	1.05	130
24.64	18.27	1,956,616	1.00	0.40	1.05	130

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$15.79	$0.05	(e)	$(1.81)	$(1.76)	$(0.04)	$—	$(0.04)
Year Ended June 30, 2011	11.54	0.04	(e)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(e)	2.02	2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(e)	(4.61)	(4.49)	(0.12)	(0.25)	(0.37)
Year Ended June 30, 2008	18.57	0.04	(e)	(2.37)	(2.33)	(0.05)	(1.80)	(1.85)
Year Ended June 30, 2007	17.33	0.05	(e)	2.94	2.99	(0.06)	(1.69)	(1.75)

Class B
Six Months Ended December 31, 2011 (Unaudited)	14.22	0.00	(e)(f)	(1.63)	(1.63)	(0.02)	—	(0.02)
Year Ended June 30, 2011	10.44	(0.04	)(e)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(e)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(e)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(e)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	)(e)	2.73	2.68	(0.01)	(1.69)	(1.70)

Class C
Six Months Ended December 31, 2011 (Unaudited)	14.24	0.00	(e)(f)	(1.64)	(1.64)	(0.02)	—	(0.02)
Year Ended June 30, 2011	10.45	(0.04	)(e)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(e)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(e)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(e)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	)(e)	2.74	2.69	(0.02)	(1.69)	(1.71)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	16.33	0.07	(e)	(1.88)	(1.81)	(0.05)	—	(0.05)
Year Ended June 30, 2011	11.92	0.08	(e)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(e)	2.08	2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(e)	(4.75)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(e)	(2.45)	(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(e)	3.03	3.13	(0.10)	(1.69)	(1.79)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.99	(11.17)%	$116,204	1.24%	0.70%	1.40%	27%
15.79	37.29	138,937	1.23	0.31	1.39	47
11.54	21.93	120,375	1.24	0.63	1.43	65
9.53	(30.94)	105,702	1.24	1.22	1.55	64
14.39	(13.02)	190,093	1.24	0.23	1.37	109
18.57	18.13	237,337	1.24	0.29	1.36	117

12.57	(11.49)	8,409	1.90	0.02	1.91	27
14.22	36.35	10,830	1.89	(0.34)	1.89	47
10.44	21.15	10,845	1.93	(0.06)	1.93	65
8.63	(31.38)	11,745	1.85	0.60	2.04	64
13.11	(13.61)	22,749	1.83	(0.37)	1.87	109
17.16	17.47	31,601	1.83	(0.30)	1.85	117

12.58	(11.54)	25,953	1.90	0.04	1.91	27
14.24	36.42	30,773	1.88	(0.34)	1.88	47
10.45	21.14	22,273	1.92	(0.06)	1.93	65
8.64	(31.35)	16,706	1.85	0.61	2.05	64
13.12	(13.60)	31,298	1.83	(0.36)	1.87	109
17.17	17.47	39,678	1.83	(0.30)	1.86	117

14.47	(11.06)	260,744	0.99	0.96	1.15	27
16.33	37.67	289,967	0.99	0.56	1.14	47
11.92	22.23	202,190	0.99	0.88	1.18	65
9.84	(30.77)	224,925	0.99	1.48	1.30	64
14.83	(12.89)	391,384	0.99	0.46	1.12	109
19.09	18.52	646,572	0.99	0.55	1.10	117

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Multi Cap Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$20.60	$0.07	(e)	$(1.53)	$(1.46)	$(0.23)	$—	$(0.23)
Year Ended June 30, 2011	15.44	0.17	(e)	5.03	5.20	(0.04)	—	(0.04)
Year Ended June 30, 2010	13.42	0.05	(e)	2.16	2.21	(0.19)	—	(0.19)
Year Ended June 30, 2009	19.88	0.14	(e)	(6.54)	(6.40)	(0.06)	—	(0.06)
Year Ended June 30, 2008	25.22	0.10	(e)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	(e)	4.47	4.58	(0.11)	(1.55)	(1.66)

Class C
Six Months Ended December 31, 2011 (Unaudited)	20.25	0.03	(e)	(1.52)	(1.49)	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.22	0.08	(e)	4.95	5.03	—	—	—
Year Ended June 30, 2010	13.27	(0.03	)(e)	2.13	2.10	(0.15)	—	(0.15)
Year Ended June 30, 2009	19.65	0.07	(e)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(e)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(e)	4.44	4.43	(0.06)	(1.55)	(1.61)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	20.70	0.10	(e)	(1.54)	(1.44)	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.51	0.21	(e)	5.06	5.27	(0.08)	—	(0.08)
Year Ended June 30, 2010	13.46	0.09	(e)	2.17	2.26	(0.21)	—	(0.21)
Year Ended June 30, 2009	19.97	0.18	(e)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(e)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(e)	4.50	4.66	(0.14)	(1.55)	(1.69)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.91	(7.08)%	$6,197	1.25%		0.79%	2.35%	25%
20.60	33.71	9,291	1.25		0.91	2.44	75
15.44	16.36	7,503	1.25		0.30	2.59	145
13.42	(32.17)	6,582	1.25		1.01	2.60	105
19.88	(17.88)	11,456	1.25		0.43	1.80	108
25.22	21.52	12,967	1.25		0.46	1.83	89

18.66	(7.35)	1,776	1.75		0.32	2.86	25
20.25	33.05	2,266	1.75		0.43	2.94	75
15.22	15.73	2,302	1.75		(0.21)	3.10	145
13.27	(32.47)	2,384	1.75		0.49	3.07	105
19.65	(18.34)	4,904	1.76	(f)	(0.07)	2.30	108
24.99	20.92	5,408	1.75		(0.04)	2.32	89

18.96	(6.95)	982	1.00		1.07	2.11	25
20.70	34.04	1,249	1.00		1.13	2.19	75
15.51	16.65	897	1.00		0.54	2.37	145
13.46	(32.01)	1,102	1.00		1.25	2.17	105
19.97	(17.67)	5,310	1.00		0.60	1.46	108
25.32	21.88	21,877	1.00		0.69	1.59	89

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$24.35	$0.18	(e)	$(2.02)	$(1.84)	$(0.20)	$—	$(0.20)
Year Ended June 30, 2011	18.64	0.30	(e)	5.65	5.95	(0.24)	—	(0.24)
Year Ended June 30, 2010	16.47	0.19	(e)	2.17	2.36	(0.19)	—	(0.19)
Year Ended June 30, 2009	23.48	0.37	(e)	(7.00)	(6.63)	(0.38)	—	(0.38)
Year Ended June 30, 2008	29.19	0.36	(e)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)
Year Ended June 30, 2007	24.78	0.34	(e)	4.66	5.00	(0.30)	(0.29)	(0.59)

Class C
Six Months Ended December 31, 2011 (Unaudited)	24.16	0.13	(e)	(2.02)	(1.89)	(0.14)	—	(0.14)
Year Ended June 30, 2011	18.53	0.19	(e)	5.60	5.79	(0.16)	—	(0.16)
Year Ended June 30, 2010	16.37	0.09	(e)	2.16	2.25	(0.09)	—	(0.09)
Year Ended June 30, 2009	23.37	0.28	(e)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(e)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(e)	4.64	4.84	(0.19)	(0.29)	(0.48)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.31	0.16	(e)	(2.03)	(1.87)	(0.17)	—	(0.17)
Year Ended June 30, 2011	18.63	0.24	(e)	5.64	5.88	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.46	0.14	(e)	2.17	2.31	(0.14)	—	(0.14)
November 3, 2008 (f) through June 30, 2009	18.03	0.21	(e)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	24.46	0.22	(e)	(2.04)	(1.82)	(0.23)	—	(0.23)
Year Ended June 30, 2011	18.71	0.37	(e)	5.68	6.05	(0.30)	—	(0.30)
Year Ended June 30, 2010	16.53	0.27	(e)	2.19	2.46	(0.28)	—	(0.28)
Year Ended June 30, 2009	23.54	0.45	(e)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(e)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	(e)	4.64	5.12	(0.39)	(0.29)	(0.68)

Class R6
Six Months Ended December 31, 2011 (Unaudited)	24.46	0.23	(e)	(2.04)	(1.81)	(0.24)	—	(0.24)
November 30, 2010 (f) through June 30, 2011	21.27	0.21	(e)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.42	0.20	(e)	(2.03)	(1.83)	(0.21)	—	(0.21)
Year Ended June 30, 2011	18.70	0.33	(e)	5.67	6.00	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.51	0.24	(e)	2.19	2.43	(0.24)	—	(0.24)
Year Ended June 30, 2009	23.54	0.41	(e)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(e)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(e)	4.66	5.07	(0.34)	(0.29)	(0.63)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.31	(7.53)%	$61,993	0.95%	1.67%	1.37%	48%
24.35	32.01	83,202	0.97	1.34	1.40	72
18.64	14.23	82,062	1.11	0.95	1.44	113
16.47	(28.20)	90,931	1.25	2.06	1.54	107
23.48	(17.73)	162,876	1.25	1.33	1.42	78
29.19	20.30	211,761	1.25	1.23	1.42	59

22.13	(7.77)	23,839	1.45	1.17	1.87	48
24.16	31.30	30,172	1.47	0.84	1.90	72
18.53	13.70	30,368	1.61	0.45	1.94	113
16.37	(28.57)	31,875	1.75	1.56	2.04	107
23.37	(18.13)	58,298	1.75	0.84	1.92	78
29.05	19.72	70,162	1.75	0.72	1.92	59

22.27	(7.64)	64	1.20	1.43	1.62	48
24.31	31.65	70	1.21	1.07	1.65	72
18.63	13.98	53	1.36	0.70	1.69	113
16.46	(7.15)	46	1.50	2.02	1.87	107

22.41	(7.37)	42,969	0.60	2.02	0.92	48
24.46	32.45	50,276	0.60	1.60	0.94	72
18.71	14.75	17,566	0.66	1.37	0.99	113
16.53	(27.87)	7,933	0.80	2.50	1.10	107
23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59

22.41	(7.35)	22,457	0.55	2.06	0.86	48
24.46	15.96	32,237	0.54	1.48	0.87	72

22.38	(7.43)	634,723	0.80	1.83	1.12	48
24.42	32.17	766,468	0.80	1.44	1.14	72
18.70	14.61	138,337	0.86	1.20	1.19	113
16.51	(28.07)	92,507	1.00	2.31	1.30	107
23.54	(17.51)	130,928	1.00	1.60	1.17	78
29.26	20.60	120,346	1.00	1.49	1.17	59

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Multi Cap Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The Investment objectives of the Intrepid America Fund and the Intrepid Growth Fund are to seek to provide long-term capital growth. The Investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Investment objectives of the Intrepid Multi Cap Fund and Intrepid Value Fund are to seek to provide long-term capital appreciation.

Class R6 shares commenced operations on November 30, 2010 for the Intrepid Value Fund.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid America Fund
Total Investments in Securities (a)	$1,677,370	$—	$—	$1,677,370

Appreciation in Other Financial Instruments
Futures Contracts	$453	$—	$—	$453

Intrepid Growth Fund
Total Investments in Securities (a)	$619,524	$—	$—	$619,524

Appreciation in Other Financial Instruments
Futures Contracts	$218	$—	$—	$218

Intrepid Mid Cap Fund
Total Investments in Securities (b)	$420,453	$732	$—	$421,185

Appreciation in Other Financial Instruments
Futures Contracts	$35	$—	$—	$35

Intrepid Multi Cap Fund
Total Investments in Securities (a)	$8,919	$—	$—	$8,919

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2

Intrepid Value Fund
Total Investments in Securities (a)	$791,719	$—	$—	$791,719

Appreciation in Other Financial Instruments
Futures Contracts	$150	$—	$—	$150

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

B. Futures Contracts — The Funds use index futures contracts to gain exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the six months ended December 31, 2011 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Multi Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$39,335	$13,357	$8,032	$206	$17,109
Ending Notional Balance Long	15,658	8,142	1,755	125	11,900

C. Securities Lending — Each Fund (except Intrepid Multi Cap Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for each of the Funds except Intrepid Multi Cap Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Intrepid America Fund	$2
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	4
Intrepid Value Fund	2

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Intrepid America Fund	$2,559	$2,627	$2,627
Intrepid Mid Cap Fund	6,093	6,230	6,230
Intrepid Value Fund	2,634	2,704	2,704

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid America Fund	$2
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	4
Intrepid Value Fund	2

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are generally declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.65% of the Funds’ average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Intrepid America Fund	$1		$—	(a)
Intrepid Growth Fund	2		—	(a)
Intrepid Mid Cap Fund	27		4
Intrepid Multi Cap Fund	—	(a)	—	(a)
Intrepid Value Fund	2		1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	n/a	1.00%
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	n/a	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	n/a	0.99
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Intrepid Value Fund	0.95	n/a	1.45	1.20	0.60	0.55%	0.80

The contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012.

For the six months ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Intrepid America Fund	$—	$—	$248	$248	$—
Intrepid Growth Fund	—	80	158	238	—
Intrepid Mid Cap Fund	—	—	303	303	—
Intrepid Multi Cap Fund	32	4	13	49	6
Intrepid Value Fund	1,158	179	47	1,384	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended December 31, 2011 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) were as follows (amounts in thousands):

Intrepid America Fund	$62
Intrepid Growth Fund	19
Intrepid Mid Cap Fund	10
Intrepid Value Fund	28

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid America Fund	$1,093,022	$971,701	$—	$—
Intrepid Growth Fund	428,359	446,808	—	—
Intrepid Mid Cap Fund	116,140	112,245	733	220
Intrepid Multi Cap Fund	2,548	5,263	—	—
Intrepid Value Fund	402,397	485,024	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$1,481,391	$248,896	$52,917	$195,979
Intrepid Growth Fund	534,681	99,825	14,982	84,843
Intrepid Mid Cap Fund	370,550	75,354	24,719	50,635
Intrepid Multi Cap Fund	7,648	1,633	362	1,271
Intrepid Value Fund	749,391	74,334	32,006	42,328

At June 30, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Intrepid America Fund	$113,110	$365,523	$478,633
Intrepid Growth Fund	219,239	252,490	471,729
Intrepid Mid Cap Fund	—	65,555	65,555
Intrepid Multi Cap Fund	3,051	3,432	6,483
Intrepid Value Fund	23,535	64,844	88,379

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d) (1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the six months then ended.

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	49.8%	17.5%
Intrepid Growth Fund	57.3	n/a
Intrepid Mid Cap Fund	52.4	n/a

Additionally, Intrepid Multi Cap Fund has a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any trans- action costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$925.20	$6.05	1.25%
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	923.00	8.46	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	924.30	7.26	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class R5
Actual	1,000.00	927.70	3.88	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Select Class
Actual	1,000.00	926.70	4.84	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Intrepid Growth Fund
Class A
Actual	1,000.00	932.70	6.07	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	930.30	8.49	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	931.60	7.28	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Class R5
Actual	$1,000.00	$934.90	$3.89	0.80%
Hypothetical	1,000.00	1,021.11	4.06	0.80
Select Class
Actual	1,000.00	933.70	4.86	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	888.30	5.89	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class B
Actual	1,000.00	885.10	9.00	1.90
Hypothetical	1,000.00	1,015.58	9.63	1.90
Class C
Actual	1,000.00	884.60	9.00	1.90
Hypothetical	1,000.00	1,015.58	9.63	1.90
Select Class
Actual	1,000.00	889.40	4.70	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	928.70	6.06	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	926.50	8.47	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Select Class
Actual	1,000.00	930.50	4.85	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Intrepid Value Fund
Class A
Actual	1,000.00	924.70	4.60	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class C
Actual	1,000.00	922.30	7.01	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class R2
Actual	1,000.00	923.60	5.80	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class R5
Actual	1,000.00	926.30	2.91	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R6
Actual	1,000.00	926.50	2.66	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Select Class
Actual	1,000.00	925.70	3.87	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	65

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the

Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them,

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board also considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Intrepid Mid Cap Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, Intrepid Mid Cap Fund retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s performance was in the second, fourth and fourth quintiles for Class A shares, and in the second, third and fourth quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance was in the third quintile for both Class A and Select Class shares for each of the one-, three- and five-year periods ended December 31, 2010, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance was in the fifth, fourth and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid Multi Cap Fund’s performance was in the third, fifth and fifth quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Value Fund’s performance was in the second quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee for Class A and Select Class shares was in the fourth and fifth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Multi Cap Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their respective

Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	69

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	SAN-INT-1211

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the

Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
March 9, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
March 9, 2012